Document and Entity Information	12 Months Ended
Mar. 31, 2011
Document Type	20-F
Amendment Flag	false
Document Period End Date	Mar 31, 2011
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	IX
Entity Registrant Name	ORIX CORP
Entity Central Index Key	0001070304
Current Fiscal Year End Date	--03-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	110,245,846

CONSOLIDATED BALANCE SHEETS In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 JPY ( ¥)
ASSETS
Cash and Cash Equivalents	$ 8,805	¥ 639,087	¥ 732,127
Restricted cash	1,420	77,486	118,065
Time Deposits	62	548	5,148
Investment in Direct Financing Leases	9,992	756,481	830,853
Installment Loans	35,877	2,464,251	2,983,164
Allowance for Doubtful Receivables on Direct Financing Leases and Probable Loan Losses	(1,854)	(157,523)	(154,150)
Investment in Operating Leases	15,277	1,213,223	1,270,295
Investment in Securities	14,136	1,104,158	1,175,381
Other Operating Assets	2,831	186,396	235,430
Investment in Affiliates	4,490	409,711	373,376
Other Receivables	2,189	210,521	182,013
Inventories	1,304	153,256	108,410
Prepaid Expenses	536	45,420	44,551
Office Facilities	1,232	96,831	102,403
Other Assets	6,909	539,954	574,516
Total Assets	103,206	7,739,800	8,581,582
Liabilities:
Short-Term Debt	5,756	573,565	478,633
Deposits	12,810	853,269	1,065,175
Trade Notes, Accounts Payable and Other Liabilities	3,660	311,113	304,354
Accrued Expenses	1,423	101,917	118,359
Policy Liabilities	4,790	409,957	398,265
Income Taxes:
Current	265	22,769	21,983
Deferred	1,930	160,905	160,518
Security Deposits	1,541	125,479	128,097
Long-Term Debt	54,495	3,836,270	4,531,268
Total Liabilities	86,670	6,395,244	7,206,652
Redeemable Noncontrolling Interests	408	28,095	33,902
Commitments and Contingent Liabilities
Equity:
Common stock: Authorized 259,000,000 shares Issued 110,229,948 shares in 2010 and 110,245,846 shares in 2011	1,732	143,939	143,995
Additional paid-in capital	2,154	178,661	179,137
Retained earnings	13,729	1,104,779	1,141,559
Accumulated other comprehensive income (loss)	(1,157)	(79,459)	(96,180)
Treasury stock, at cost: 2,745,701 shares in 2010 and 2,747,344 shares in 2011	(591)	(49,236)	(49,170)
ORIX Corporation Shareholders' Equity	15,867	1,298,684	1,319,341
Noncontrolling interests	261	17,777	21,687
Total Equity	16,128	1,316,461	1,341,028
Total Liabilities and Equity	$ 103,206	¥ 7,739,800	¥ 8,581,582

CONSOLIDATED BALANCE SHEETS (Parenthetical) In Millions, except Share data	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Variable Interest Entity, Primary Beneficiary USD ( $)	Mar. 31, 2011 Variable Interest Entity, Primary Beneficiary JPY ( ¥)
Cash and Cash Equivalents	$ 8,805	¥ 732,127	$ 7,686	¥ 639,087	$ 171	¥ 14,267
Investment in Direct Financing Leases (Net of Allowance for Doubtful Receivables on Direct Financing Leases and Probable Loan Losses)	9,992	830,853		756,481	2,914	242,309
Installment Loans (Net of Allowance for Doubtful Receivables on Direct Financing Leases and Probable Loan Losses)	35,877	2,983,164		2,464,251	9,990	830,689
Investment in Operating Leases	15,277	1,270,295		1,213,223	2,348	195,221
Investment in Securities	14,136	1,175,381		1,104,158	624	51,883
Investment in Affiliates	4,490	373,376		409,711	210	17,441
Others	6,909	574,516		539,954	1,465	121,811
Total Assets	103,206	8,581,582		7,739,800	17,722	1,473,621
Short-Term Debt	5,756	478,633		573,565	22	1,847
Trade Notes, Accounts Payable and Other Liabilities	3,660	304,354		311,113	118	9,803
Security Deposits	1,541	128,097		125,479	83	6,884
Long-Term Debt	54,495	4,531,268		3,836,270	13,951	1,160,042
Others					80	6,674
Total Liabilities	$ 86,670	¥ 7,206,652		¥ 6,395,244	$ 14,254	¥ 1,185,250
Common stock, Authorized	259,000,000	259,000,000	259,000,000	259,000,000
Common stock, shares Issued	110,245,846	110,245,846	110,229,948	110,229,948
Treasury stock, shares	2,747,344	2,747,344	2,745,701	2,745,701

CONSOLIDATED STATEMENTS OF INCOME In Millions, except Per Share data	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)
Revenues:
Direct financing leases	$ 617		¥ 51,320		¥ 50,004		¥ 63,275
Operating leases	3,410		283,545		274,266		283,006
Interest on loans and investment securities	2,042		169,808		135,166		196,161
Brokerage commissions and net gains (losses) on investment securities	254		21,120		23,353		(12,544)
Life insurance premiums and related investment income	1,425		118,473		115,598		117,751
Real estate sales	658		54,741		40,669		71,088
Gains on sales of real estate under operating leases	61		5,103		6,841		24,346
Other operating revenues	3,200		266,000		266,397		289,403
Total revenues	11,667		970,110		912,294		1,032,486
Expenses:
Interest expense	1,485		123,503		82,029		101,919
Costs of operating leases	2,269		188,671		191,173		192,937
Life insurance costs	1,100		91,497		92,348		105,899
Costs of real estate sales	709		58,930		46,757		79,058
Other operating expenses	1,886		156,827		149,872		171,557
Selling, general and administrative expenses	2,463		204,812		218,322		229,066
Provision for doubtful receivables and probable loan losses	374		31,122		71,529		76,985
Write-downs of long-lived assets	227		18,853		6,977		3,673
Write-downs of securities	262		21,749		23,634		18,574
Foreign currency transaction loss (gain), net	3		186		943		(1,361)
Total expenses	10,778		896,150		883,584		978,307
Operating Income	889		73,960		28,710		54,179
Equity in Net Income (loss) of Affiliates	202		16,806		8,364		(40,458)
Gains (losses) on Sales of Subsidiaries and Affiliates and Liquidation Losses, net	15		1,199		17,519		(1,686)
Income before Income Taxes and Discontinued Operations	1,106		91,965		54,593		12,035
Provision for Income Taxes	332		27,617		22,394		(2,598)
Income from Continuing Operations	774		64,348		32,199		14,633
Discontinued Operations:
Income from discontinued operations, net	163	[1],[2]	13,556	[1],[2]	14,453	[1],[2]	17,883	[1],[2]
Provision for income taxes	(64)	[2]	(5,297)	[2]	(5,715)	[2]	(8,719)	[2]
Discontinued operations, net of applicable tax effect	99	[2]	8,259	[2]	8,738	[2]	9,164	[2]
Net Income	873		72,607		40,937		23,797
Net Income Attributable to the Noncontrolling Interests	29		2,373		704		1,175
Net Income Attributable to the Redeemable Noncontrolling Interests	35		2,959		2,476		698
Net Income Attributable to ORIX Corporation	809		67,275		37,757		21,924
Income attributable to ORIX Corporation:
Income from continuing operations	710		59,063		28,984		12,991
Discontinued operations	99		8,212		8,773		8,933
Net Income Attributable to ORIX Corporation	$ 809		¥ 67,275		¥ 37,757		¥ 21,924
Basic:
Income from continuing operations	$ 6.61		¥ 549.49		¥ 284.43		¥ 146.11
Discontinued operations	$ 0.92		¥ 76.39		¥ 86.09		¥ 100.48
Net income attributable to ORIX Corporation	$ 7.53		¥ 625.88		¥ 370.52		¥ 246.59
Diluted:
Income from continuing operations	$ 5.6		¥ 465.55		¥ 244.96		¥ 140.21
Discontinued operations	$ 0.75		¥ 62.2		¥ 70.95		¥ 93.6
Net income attributable to ORIX Corporation	$ 6.35		¥ 527.75		¥ 315.91		¥ 233.81
Cash Dividends	$ 0.9		¥ 75		¥ 70		¥ 260

[1]	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥19,653 million, ¥14,056 million and ¥14,393 million ( $173 million) in fiscal 2009, 2010 and 2011, respectively.
[2]	Pursuant to FASB Accounting Standards Codification 205-20 ("Presentation of Financial Statements-Discontinued Operations"), the results of operations which meet the criteria for discontinued operations are reported as a separate component of income, and those related amounts that had been previously reported are reclassified.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Net income	$ 873	¥ 72,607	¥ 40,937	¥ 23,797
Other comprehensive income (loss), net of tax:
Net change of unrealized gains (losses) on investment in securities	92	7,663	13,499	(42,167)
Net change of defined benefit pension plans	(24)	(2,006)	7,125	(12,098)
Net change of foreign currency translation adjustments	(254)	(21,186)	(8,462)	(18,820)
Net change of unrealized gains (losses) on derivative instruments	(10)	(782)	(1,460)	(1,101)
Total other comprehensive income (loss)	(196)	(16,311)	10,702	(74,186)
Comprehensive Income (Loss)	677	56,296	51,639	(50,389)
Comprehensive Income (Loss) Attributable to the Noncontrolling Interests	21	1,734	(306)	1,159
Comprehensive Income (Loss) Attributable to the Redeemable Noncontrolling Interests	7	606	876	(383)
Comprehensive Income (Loss) Attributable to ORIX Corporation	$ 649	¥ 53,956	¥ 51,069	¥ (51,165)

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY In Millions	Total USD ( $)	Total JPY ( ¥)	Common Stock USD ( $)	Common Stock JPY ( ¥)	Additional Paid-in Capital USD ( $)	Additional Paid-in Capital JPY ( ¥)	Retained Earnings USD ( $)	Retained Earnings JPY ( ¥)	Accumulated Other Comprehensive Income (Loss) USD ( $)	Accumulated Other Comprehensive Income (Loss) JPY ( ¥)	Treasury Stock USD ( $)	Treasury Stock JPY ( ¥)	Total ORIX Corporation Shareholders' Equity USD ( $)	Total ORIX Corporation Shareholders' Equity JPY ( ¥)	Noncontrolling Interests USD ( $)	Noncontrolling Interests JPY ( ¥)
Beginning Balance at Mar. 31, 2008		¥ 1,285,146		¥ 102,107		¥ 135,159		¥ 1,083,439		¥ (19,295)		¥ (33,493)		¥ 1,267,917		¥ 17,229
Contribution to subsidiaries		2,162												0		2,162
Transaction with noncontrolling interests		(1,426)												0		(1,426)
Comprehensive income (loss), net of tax:
Net income		23,099						21,924						21,924		1,175
Other comprehensive income (loss)
Net change of unrealized gains (losses) on investment in securities		(41,906)								(41,901)				(41,901)		(5)
Net change of defined benefit pension plans		(12,098)								(12,098)				(12,098)		0
Net change of foreign currency translation adjustments		(18,000)								(17,989)				(17,989)		(11)
Net change of unrealized gains (losses) on derivative instruments		(1,101)								(1,101)				(1,101)		0
Total other comprehensive income (loss)		(73,105)												(73,089)		(16)
Total comprehensive income (loss)		(50,006)												(51,165)		1,159
Cash dividends		(24,586)						(23,529)						(23,529)		(1,057)
Exercise of stock options		217		109		108								217		0
Compensation cost of stock options		1,370				1,370								1,370		0
Acquisition of treasury stock		(29,294)										(29,294)		(29,294)		0
Disposal of treasury stock		1,595				(533)		(9,915)				12,043		1,595		0
Other, net		419				209						210		419		0
Ending Balance at Mar. 31, 2009		1,185,597		102,216		136,313		1,071,919		(92,384)		(50,534)		1,167,530		18,067
Cumulative effect of applying new accounting standards		1,758						1,758						1,758		0
Beginning Balance Restated		1,187,355		102,216		136,313		1,073,677		(92,384)		(50,534)		1,169,288		18,067
Issuance of common stock		83,024		41,677		41,347								83,024		0
Contribution to subsidiaries		2,473												0		2,473
Transaction with noncontrolling interests		(359)				(32)				(387)				(419)		60
Comprehensive income (loss), net of tax:
Net income		38,461						37,757						37,757		704
Other comprehensive income (loss)
Net change of unrealized gains (losses) on investment in securities		13,499								13,497				13,497		2
Net change of defined benefit pension plans		7,125								7,129				7,129		(4)
Net change of foreign currency translation adjustments		(6,862)								(5,860)				(5,860)		(1,002)
Net change of unrealized gains (losses) on derivative instruments		(1,460)								(1,454)				(1,454)		(6)
Total other comprehensive income (loss)		12,302												13,312		(1,010)
Total comprehensive income (loss)		50,763												51,069		(306)
Cash dividends		(8,778)						(6,261)						(6,261)		(2,517)
Conversion of convertible bond		14		7		7								14		0
Exercise of stock options		77		39		38								77		0
Compensation cost of stock options		611				611								611		0
Acquisition of treasury stock		(3)										(3)		(3)		0
Disposal of treasury stock		291						(531)				822		291		0
Other, net		993				377		137				479		993		0
Ending Balance at Mar. 31, 2010	15,833	1,316,461	1,731	143,939	2,149	178,661	13,287	1,104,779	(956)	(79,459)	(592)	(49,236)	15,619	1,298,684	214	17,777
Cumulative effect of applying new accounting standards	(261)	(21,668)					(271)	(22,495)	(41)	(3,406)			(312)	(25,901)	51	4,233
Beginning Balance Restated	15,572	1,294,793	1,731	143,939	2,149	178,661	13,016	1,082,284	(997)	(82,865)	(592)	(49,236)	15,307	1,272,783	265	22,010
Contribution to subsidiaries	46	3,864											0	0	46	3,864
Transaction with noncontrolling interests	(27)	(2,246)			2	200			0	4			2	204	(29)	(2,450)
Comprehensive income (loss), net of tax:
Net income	838	69,648					809	67,275					809	67,275	29	2,373
Other comprehensive income (loss)
Net change of unrealized gains (losses) on investment in securities	92	7,663							91	7,605			91	7,605	1	58
Net change of defined benefit pension plans	(24)	(2,006)							(24)	(2,006)			(24)	(2,006)	0	0
Net change of foreign currency translation adjustments	(226)	(18,833)							(217)	(18,118)			(217)	(18,118)	(9)	(715)
Net change of unrealized gains (losses) on derivative instruments	(10)	(782)							(10)	(800)			(10)	(800)	0	18
Total other comprehensive income (loss)	(168)	(13,958)											(160)	(13,319)	(8)	(639)
Total comprehensive income (loss)	670	55,690											649	53,956	21	1,734
Cash dividends	(139)	(11,532)					(97)	(8,061)					(97)	(8,061)	(42)	(3,471)
Conversion of convertible bond	0	14	0	7	0	7							0	14	0	0
Exercise of stock options	2	98	1	49	1	49							2	98	0	0
Compensation cost of stock options	2	142			2	142							2	142	0	0
Acquisition of treasury stock	(1)	(70)									(1)	(70)	(1)	(70)	0	0
Other, net	3	275			0	78	1	61			2	136	3	275	0	0
Ending Balance at Mar. 31, 2011	$ 16,128	¥ 1,341,028	$ 1,732	¥ 143,995	$ 2,154	¥ 179,137	$ 13,729	¥ 1,141,559	$ (1,157)	¥ (96,180)	$ (591)	¥ (49,170)	$ 15,867	¥ 1,319,341	$ 261	¥ 21,687

CONSOLIDATED STATEMENTS OF CASH FLOWS In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Cash Flows from Operating Activities:
Net income	$ 873	¥ 72,607	¥ 40,937	¥ 23,797
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,026	168,442	167,266	189,215
Provision for doubtful receivables and probable loan losses	374	31,122	71,529	76,985
Decrease in policy liabilities	(141)	(11,692)	(32,927)	(43,495)
Deferred tax benefit	(207)	(17,187)	(27,712)	(42,787)
Equity in net (income) loss of affiliates (excluding interest on loans)	(169)	(14,069)	(6,496)	40,458
(Gains) losses on sales of subsidiaries and affiliates and liquidation losses, net	(15)	(1,199)	(17,519)	1,686
Gains on sales of available-for-sale securities	(59)	(4,867)	(6,907)	(3,334)
Gains on sales of real estate under operating leases	(61)	(5,103)	(6,841)	(24,346)
Gains on sales of operating lease assets other than real estate	(120)	(9,968)	(7,552)	(11,426)
Write-downs of long-lived assets	227	18,853	6,977	3,673
Write-downs of securities	262	21,749	23,634	18,574
Decrease (increase) in restricted cash	(80)	(6,659)	4,520	23,661
Decrease (increase) in trading securities	(341)	(28,372)	(29,725)	20,048
Decrease in inventories	332	27,596	39,061	9,332
Decrease (increase) in other receivables	192	16,006	(518)	54,931
Decrease in trade notes, accounts payable and other liabilities	(265)	(22,042)	(35,011)	(36,185)
Other, net	(274)	(22,837)	26,595	7,992
Net cash provided by operating activities	2,554	212,380	209,311	308,779
Cash Flows from Investing Activities:
Purchases of lease equipment	(6,758)	(561,919)	(389,413)	(857,126)
Principal payments received under direct financing leases	4,622	384,288	352,316	431,984
Net proceeds from securitization of lease receivables, loan receivables and securities	0	0	28,305	30,859
Installment loans made to customers	(8,649)	(719,190)	(589,814)	(1,038,625)
Principal collected on installment loans	13,599	1,130,718	937,895	1,469,672
Proceeds from sales of operating lease assets	1,917	159,369	162,988	161,645
Investment in affiliates, net	444	36,945	(28,256)	(17,919)
Proceeds from sales of investment in affiliates	56	4,622	12,532	1,936
Purchases of available-for-sale securities	(8,933)	(742,816)	(456,364)	(301,030)
Proceeds from sales of available-for-sale securities	4,095	340,634	181,033	242,702
Proceeds from redemption of available-for-sale securities	3,735	310,594	162,292	128,669
Purchases of held-to-maturity securities	0	0	(43,748)	0
Purchases of other securities	(584)	(48,538)	(19,656)	(73,578)
Proceeds from sales of other securities	308	25,614	26,034	36,378
Purchases of other operating assets	(171)	(14,219)	(4,898)	(14,615)
Proceeds from sales of other operating assets	65	5,402	1,767	12,727
Acquisitions of subsidiaries, net of cash acquired	(560)	(46,554)	(10,218)	(752)
Sales of subsidiaries, net of cash disposed	153	12,685	123,613	28
Other, net	(313)	(26,037)	(13,620)	(41,772)
Net cash provided by investing activities	3,026	251,598	432,788	171,183
Cash Flows from Financing Activities:
Net decrease in debt with maturities of three months or less	(873)	(72,584)	(121,399)	(237,544)
Proceeds from debt with maturities longer than three months	17,898	1,488,199	1,083,310	2,091,575
Repayment of debt with maturities longer than three months	(23,076)	(1,918,774)	(1,678,649)	(2,343,124)
Net increase in deposits due to customers	1,997	166,012	185,076	196,973
Issuance of common stock	2	98	83,101	217
Cash dividends paid to ORIX Corporation shareholders	(97)	(8,061)	(6,261)	(23,529)
Cash dividends paid to redeemable noncontrolling interests	(72)	(6,008)	0	0
Net increase (decrease) in call money	(96)	(8,000)	(13,400)	9,900
Acquisition of treasury stock	(1)	(70)	(3)	(29,294)
Other, net	(55)	(4,402)	1,301	239
Net cash used in financing activities	(4,373)	(363,590)	(466,924)	(334,587)
Effect of Exchange Rate Changes on Cash and Cash Equivalents	(88)	(7,348)	3,943	(6,061)
Net Increase in Cash and Cash Equivalents	1,119	93,040	179,118	139,314
Cash and Cash Equivalents at Beginning of Year	7,686	639,087	459,969	320,655
Cash and Cash Equivalents at End of Year	$ 8,805	¥ 732,127	¥ 639,087	¥ 459,969

Significant Accounting and Reporting Policies	12 Months Ended
Mar. 31, 2011
Significant Accounting and Reporting Policies

1. Significant Accounting and Reporting Policies

In preparing the accompanying consolidated financial statements, ORIX Corporation (the “Company”) and its subsidiaries have complied with accounting principles generally accepted in the United States of America (“US GAAP”), modified for the accounting for stock splits (see (o)). Significant accounting and reporting policies are summarized as follows:

(a) Basis of presenting financial statements

The Company and its subsidiaries in Japan maintain their books in conformity with Japanese accounting practices, which differ in certain respects from US GAAP.

The accompanying consolidated financial statements have been prepared in conformity with US GAAP and, therefore, reflect certain adjustments to the books and records of the Company and its subsidiaries. The principal adjustments relate to initial direct costs to originate leases and loans, use of the straight-line method of depreciation for operating lease equipment, deferral of life insurance policy acquisition costs, calculation of insurance policy liabilities, accounting for goodwill and intangible assets resulting from business combinations, accounting for pension plans, accounting for changes in a parent’s ownership interest in its subsidiary, accounting for securitization of financial assets, reflection of the income tax effect on such adjustments and reclassification of discontinued operations, and the presentation of the noncontrolling interests.

(b) Principles of consolidation

The consolidated financial statements include the accounts of the Company and all of its subsidiaries. Investments in affiliates, where the Company has the ability to exercise significant influence by way of 20% – 50% ownership or other means, are accounted for by using the equity method. Where the Company holds majority voting interests but noncontrolling shareholders have substantive participating rights to decisions that occur as part of the ordinary course of their business, the equity method is applied pursuant to FASB Accounting Standards Codification (“ASC”) 810-10-25-2 to 14 (“Consolidation—The effect of Noncontrolling Rights on Consolidation”). In addition, the consolidated financial statements also include variable interest entities to which the Company and its subsidiaries are primary beneficiaries pursuant to ASC 810-10 (“Consolidation—Variable Interest Entities”).

A lag period of up to three months is used on a consistent basis when considered necessary and appropriate for recognizing the results of subsidiaries and affiliates.

All significant intercompany accounts and transactions have been eliminated in consolidation.

(c) Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company has identified ten areas where it believes assumptions and estimates are particularly critical to the financial statements. These are the selection of valuation techniques and determination of assumptions used in fair value measurements (see Note 2), the determination and periodic reassessment of the unguaranteed residual value for direct financing leases and operating leases (see (e)), the determination and reassessment of insurance policy liabilities and deferred policy acquisition costs (see (f)), the determination of the allowance for doubtful receivables on direct financing leases and probable loan losses (see (g)), the determination of impairment of long-lived assets (see (h)), the determination of impairment of investment in securities (see (i)), the determination of the valuation allowance for deferred tax assets and the evaluation of tax positions (see (j)), assessment and measurement of effectiveness in hedging relationship using derivative financial instruments (see (l)), the determination of benefit obligation and net periodic pension cost (see (m)) and the determination of impairment of goodwill and intangible assets not subject to amortization (see (w)).

(d) Foreign currencies translation

The Company and its subsidiaries maintain their accounting records in their functional currency. Transactions in foreign currencies are recorded in the entity’s functional currency based on the prevailing exchange rates on the transaction date.

The financial statements of overseas subsidiaries and affiliates are translated into Japanese yen by applying the exchange rates in effect at the end of each fiscal year to all assets and liabilities. Income and expenses are translated at the average rates of exchange prevailing during the fiscal year. The currencies in which the operations of the overseas subsidiaries and affiliates are conducted are regarded as the functional currencies of these companies. Foreign currency translation adjustments reflected in accumulated other comprehensive income (loss) arise from the translation of foreign currency financial statements into Japanese yen.

(e) Recognition of revenues

Revenues are recognized when persuasive evidence of an arrangement exists, the service has been rendered or the goods have been delivered to the customer, the transaction price is fixed or determinable and collectibility is reasonably assured.

In addition to the aforementioned general policy, the policies as specifically described hereinafter are applied for each of the major revenue items.

Leases—The Company and its subsidiaries lease various assets to customers under direct financing or operating lease arrangements. Classification of a lease arrangement into either a direct financing lease or an operating lease is depending upon the specific conditions of the arrangement. Revenue recognition policies applied for direct financing leases and operating leases are specifically described in sections following this paragraph. In providing leasing services, the Company and its subsidiaries execute supplemental services, such as paying insurance and handling taxes on leased assets on behalf of lessees. In some cases, automobile maintenance services are also provided to lessees. Where under terms of the lease or related maintenance agreements the Company and its subsidiaries bear the favorable or unfavorable variability of cost, revenues and expenses are recorded on a gross basis. For those arrangements in which the Company and its subsidiaries do not have substantial risks and rewards of ownership, but instead serve as an agent in collecting from lessees and remitting payments to third parties, the Company and its subsidiaries record revenues net of third-party services costs. Revenues from automobile maintenance services are taken into income over the contract period in proportion to the estimated service costs to be incurred and are recorded in other operating revenues in the accompanying consolidated statements of income.

(1) Recognition of revenues for direct financing leases

Direct financing leases consist of full-payout leases for various equipment types, including office equipment, industrial machinery and transportation equipment. The excess of aggregate lease rentals plus the estimated unguaranteed residual value over the cost of the leased equipment constitutes the unearned lease income to be taken into income over the lease term by using the interest method. The estimated residual values represent estimated proceeds from the disposition of equipment at the time the lease is terminated. Estimates of unguaranteed residual values are based on current market values of used equipment, estimates of when and how much equipment will become obsolete and actual recovery being experienced for similar used equipment. Initial direct costs are being deferred and amortized as a yield adjustment over the life of related lease by using interest method. The unamortized balance of initial direct costs is reflected as a component of investment in direct financing leases.

(2) Recognition of revenues for operating leases

Revenues from operating leases are recognized on a straight-line basis over the contract terms. Investment in operating leases is recorded at cost less accumulated depreciation and is depreciated over their estimated useful lives mainly on a straight-line basis. Estimated average useful lives of principal operating lease assets classified as transportation equipment is 8 years, measuring and information-related equipment is 4 years, real estate is 33 years and other is 7 years. Depreciation expenses are included in costs of operating leases. Gains or losses arising from dispositions of operating lease assets, except real estate under operating leases, are included in operating lease revenues. With respect to some sales of real estate under operating leases such as commercial buildings, the Company or its subsidiaries may retain an interest in some cash flows of the real estate in the form of management or operation of the real estate. Where the Company or its subsidiaries have significant continuing involvement in the operations from the real estate under operating leases which have been disposed of, the gains or losses arising from such disposition are separately disclosed as gains on sales of real estate under operating leases, whereas if the Company or its subsidiaries have no significant continuing involvement in the operations from such disposed real estate, the gains or losses are reported as income from discontinued operations, net.

Estimates of residual values are based on current market values of used equipment, estimates of when and how much equipment will become obsolete and actual recovery being experienced for similar used equipment.

Installment loans—Interest income on installment loans is recognized on an accrual basis. Certain direct loan origination costs, offset by loan origination fees, are being deferred and amortized over the contractual term of the loan as an adjustment of the related loan’s yield using the interest method.

Interest payments received on impaired loans other than purchased loans are recorded as interest income unless the collection of the remaining investment is doubtful at which time payments received are recorded as reductions of principal. For purchased loans, although the acquired assets may remain loans in legal form, collections on these loans often do not reflect the normal historical experience of collecting delinquent accounts, and the need to tailor individual collateral-realization strategies often makes it difficult to reliably estimate the amount, timing or nature of collections. Accordingly, the Company and its subsidiaries use the cost recovery method of income recognition for such purchased loans regardless of whether impairment is recognized or not.

Non-accrual policy—Past-due financing receivables are receivables for which principal or interest is past-due 30 days or more. Loans whose terms have been modified are not classified as past-due financing receivables if the principals and interests are not past-due 30 days or more in accordance with the modified terms. The Company and its subsidiaries suspend accruing revenues on past-due installment loans and direct financing leases when principal or interest is past-due 90 days or more, or earlier, if management determines that their collections are doubtful based on factors such as individual debtors’ creditworthiness, historical loss experience, current delinquencies and delinquency trends. Accrued but uncollected interest is reclassified to investment in direct financing leases or installment loans in the accompanying consolidated balance sheets and becomes subject to the allowance for doubtful receivables and probable loan loss process. Cash repayments received on non-accrual loans are applied first against past due interest and then any surpluses are applied to principal in view of the conditions of the contract and obligors. The Company and its subsidiaries return to accrual status non-accrual loans and lease receivables when it becomes certain that the Company and its subsidiaries will be able to collect all amounts due according to the contractual terms of these loans and receivables, as evidenced by continual payments from the debtors.

Brokerage commissions and net gains on investment securities—Brokerage commissions and net gains on investment securities are recorded on a trade date basis.

Real estate sales—Revenues from the sales of real estate are recognized when a contract is in place, a closing has taken place, the buyer’s initial and continuing investment is adequate to demonstrate a commitment to pay for the property and the Company and its subsidiaries do not have a substantial continuing involvement in the property.

(f) Insurance premiums and expenses

Premium income from life insurance policies is recognized as earned premiums when due.

Life insurance benefits are recorded as expenses when they are incurred. Policy liabilities for future policy benefits are established using the net level premium method, based on actuarial estimates of the amount of future policyholder benefits. The policies are characterized as long-duration policies and mainly consist of whole life, term life, endowments, and medical insurance. Computation of policy liabilities necessarily includes assumptions about mortality, morbidity, lapse rates, future yields on related investments and other factors applicable at the time the policies are written. The Company’s life insurance subsidiary continually evaluates the potential for changes in the estimates and assumptions applied in determining policy liabilities, both positive and negative, and uses the results of these evaluations both to adjust recorded liabilities and to adjust underwriting criteria and product offerings.

ASC 944 (“Financial Services—Insurance”) requires insurance companies to defer certain costs associated with writing insurances, or deferred policy acquisition costs, and amortize them over the respective policy periods in proportion to anticipated premium revenue. These deferred policy acquisition costs are the costs related to the acquisition of new and renewal insurance policies and consist primarily of first-year commissions in excess of recurring policy maintenance costs and certain variable costs and expenses for underwriting policies.

(g) Allowance for doubtful receivables on direct financing leases and probable loan losses

The allowance for doubtful receivables on direct financing leases and probable loan losses is maintained at a level which, in the judgment of management, is adequate to provide for probable losses inherent in lease and loan portfolios. The allowance is increased by provision charged to income and is decreased by charge-offs, net of recoveries.

Developing the allowance for doubtful receivables on direct financing leases and probable loan losses is subject to numerous estimates and judgments. In evaluating the adequacy of the allowance, management considers various factors, including the business characteristics and financial conditions of the obligors, current economic conditions and trends, prior charge-off experience, current delinquencies and delinquency trends, future cash flows expected to be received from the direct financing leases and loans and value of underlying collateral and guarantees. Impaired loans are individually evaluated for a valuation allowance based on the present value of expected future cash flows, the loan’s observable market price or the fair value of the collateral securing the loans if the loans are collateral-dependent. For non-impaired loans, including loans that are not individually evaluated for impairment, and direct financing leases, the Company and its subsidiaries evaluate prior charge-off experience segmented by the debtors’ industries and the purpose of the loans, and then develop the allowance for doubtful receivables on direct financing leases and probable loan losses considering the prior charge-off experience and current economic conditions.

The Company and its subsidiaries charge off doubtful receivables when the likelihood of any future collection is believed to be minimal considering debtors’ creditworthiness and the liquidation status of collateral.

(h) Impairment of long-lived assets

The Company and its subsidiaries have followed ASC 360-10 (“Property, Plant, and Equipment—Impairment or Disposal of Long-Lived Assets”). Under ASC 360-10, long-lived assets to be held and used in operations, including tangible assets and intangible assets being amortized, consisting primarily of office building, condominiums, golf courses and other operating assets, shall be tested for recoverability whenever events or changes in circumstances indicate that the assets might be impaired. When the undiscounted future cash flows estimated to be generated by those assets are less than the carrying amount of those assets, the net carrying amount of assets not recoverable is reduced to fair value if lower than the carrying amount. In determining fair value, appraisals prepared by independent third party appraisers or the Company’s own staff of qualified appraisers, based on recent transactions involving sales of similar assets or other valuation techniques to estimate fair value are utilized.

(i) Investment in securities

Trading securities are reported at fair value with unrealized gains and losses included in income.

Available-for-sale securities are reported at fair value, and unrealized gains or losses are recorded in accumulated other comprehensive income (loss), net of applicable income taxes.

Held-to-maturity securities are recorded at amortized cost.

Other securities are recorded at cost or carrying value that reflects equity income and loss based on the investor’s share.

For available-for-sale securities, the Company and its subsidiaries generally recognize losses related to equity securities for which the fair value has been significantly below the acquisition cost (or current carrying value if an adjustment has been made in the past) for more than six months. Also, the Company and its subsidiaries charge against income losses related to equity securities in situations where, even though the fair value has not remained significantly below the carrying value for six months, the decline in the fair value of an equity security is based on issuer’s specific economic conditions and not just general declines in the related market and where it is considered unlikely that the fair value of the equity security will recover within the six months.

For debt securities, in the case of the fair value being below the amortized cost, the Company and its subsidiaries consider whether those securities are other-than-temporarily impaired using all available information about the collectibility. The Company and its subsidiaries do not consider that an other-than-temporary impairment for a debt security has occurred if (1) the Company and its subsidiaries do not intend to sell the debt security, (2) it is not more likely than not that the Company and its subsidiaries will be required to sell the debt security before recovery of its amortized cost basis and (3) the present value of estimated cash flows will fully cover the amortized cost of the security. On the other hand, the Company and its subsidiaries consider that an other-than-temporary impairment has occurred if (1) the Company and its subsidiaries intend to sell the debt security, (2) it is more likely than not that the Company and its subsidiaries will be required to sell the debt security before recovery of its amortized cost basis or (3) the present value of estimated cash flows will not fully cover the amortized cost of the security. For the debt security for which an other-than-temporary impairment is considered to have occurred, the Company and its subsidiaries recognize the entire difference between the amortized cost and the fair value in earnings if the Company and its subsidiaries intend to sell the debt security or it is more likely than not that the Company and its subsidiary will be required to sell the debt security before recovery of its amortized cost basis less any current-period credit loss. On the other hand, if the Company and its subsidiaries do not intend to sell the debt security and it is not more likely than not that the Company and its subsidiaries will be required to sell the debt security before recovery of its amortized cost basis less any current-period credit loss, the Company and its subsidiaries separate the difference between the amortized cost and the fair value of the debt securities into the credit loss component and the non-credit loss component. The credit loss component is recognized in earnings, and the non-credit loss component is recognized in other comprehensive income (loss), net of applicable income taxes.

For other securities, the Company and its subsidiaries reduce the carrying value of other security to the fair value and charge against income losses related to other securities in situations where it is considered that the decline in the value of other security is other than temporary.

(j) Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if, based on the weight of available evidence, it is “more likely than not” that some portion or all of the deferred tax asset will not be realized.

The Company and its subsidiaries have followed ASC740 (Income Taxes). According to ASC740, the Company and its subsidiaries recognize the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon tax examination, including resolution of any related appeals or litigation processes, and measure the tax position that meets the recognition threshold at the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement with the taxing authority. The Company and its subsidiaries classify penalties and interest expense related to income taxes as part of provision for income taxes in the consolidated statements of income.

(k) Securitized assets

The Company and its subsidiaries have securitized and sold to investors certain lease receivables, loan receivables and investment in securities. In the securitization process, the assets to be securitized (“the assets”) are sold to trusts and special-purpose entities that issue asset-backed beneficial interests and securities to the investors.

Until the end of the previous fiscal year (March 31, 2010), certain trusts and special-purpose entities that met the conditions of a qualifying special-purpose entity (“QSPEs”) were not consolidated under the previous consolidation guidance for variable interest entities (“VIEs”) and the Company and its subsidiaries had accounted for those securitization transactions in which the financial assets were transferred to QSPEs as a sale when control over the transferred assets was surrendered. When the Company and its subsidiaries sold the assets in a securitization transaction, the carrying value of the assets was allocated to the portion sold and the portion that continued to be held, based on relative fair values. The Company and its subsidiaries recognized gains or losses for the difference between the net proceeds received and the allocated carrying value of the assets sold. Any gain or loss from a securitization transaction was recorded as revenue of direct financing leases, interest on loans and investment securities, or brokerage commissions and net gains on investment securities. Interests that continued to be held included senior interests, subordinated interests and cash reserve account. Interests that continued to be held were initially recorded at the allocated carrying value of the assets based on their respective fair values and were periodically reviewed for impairment. For an interest that continued to be held for which the fair value was less than the amortized cost basis amounts, we estimated the present value of cash flows expected to be collected from the interest and compared it with the amortized cost basis of the interest to determine whether a credit loss existed. If, based on current information and events, we determined a credit loss existed for that interest, an other-than-temporary impairment was considered to have occurred. We wrote down that interest to fair value with the credit loss component of the impairment recognized in earnings and the noncredit component recorded in other comprehensive income (loss), unless we intended to sell that interest or more likely than not would be required to sell that interest before recovery of its amortized cost basis less any current-period credit loss, in which case the entire impairment loss would be charged to earnings. Fair values of interests that continued to be held were estimated by determining the present value of future expected cash flows based on management’s estimates of key assumptions, including expected credit loss rate, discount rate and prepayment rate.

From April 1, 2010, the Company and its subsidiaries have adopted Accounting Standards Update 2009-16 (ASC 860 (“Transfers and Servicing”)), which removed the exemption from consolidation previously given to QSPEs and any SPEs for securitizing financial assets have become subject to the consolidation rule for VIEs (see (af)). As a result, trusts or SPEs used in securitization transactions including those that were previously considered to be QSPEs of which the Company and its subsidiaries are the primary beneficiary have been consolidated, and the transfers of the financial assets to those consolidated trusts and SPEs are not accounted for as sales. Assets held by consolidated trusts or consolidated SPEs continue to be accounted for as direct financing lease receivables, loan receivable and investment securities, as they were before the transfer, and asset-backed beneficial interests and securities issued to the investors are accounted for as debt. In case the Company and its subsidiaries have transferred financial assets to a transferee which is not subject to consolidation, the Company and its subsidiaries account for the transfer as a sale when control over the transferred assets is surrendered.

(l) Derivative financial instruments

The Company and its subsidiaries apply ASC 815 (“Derivatives and Hedging”) and all derivatives held by the Company and its subsidiaries are recognized on the consolidated balance sheets at fair value. The accounting treatment of subsequent changes in their fair value depends on their use, and whether they qualify as effective “hedges” for accounting purposes. Derivatives that are not hedges must be adjusted to fair value through the consolidated statements of income. If a derivative is a hedge, then depending on its nature, changes in its fair value will be either offset against change in the fair value of hedged assets or liabilities through the consolidated statements of income, or recorded in other comprehensive income (loss).

If a derivative is held as a hedge of the variability of fair value related to a recognized asset or liability or an unrecognized firm commitment (“fair value” hedge), changes in the fair value of the derivative are recorded in earnings along with the changes in the fair value of the hedged item.

If a derivative is held as a hedge of the variability of cash flows related to a forecasted transaction or a recognized asset or liability (“cash flow” hedge), changes in the fair value of the derivative are recorded in other comprehensive income (loss) to the extent that the derivative is effective as a hedge, until earnings are affected by the variability in cash flows of the designated hedged item.

If a derivative is held as a hedge of a foreign-currency fair-value or cash-flow hedge (“foreign currency” hedge), changes in the fair value of the derivative are recorded in either earnings or other comprehensive income (loss), depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge. However, if a derivative is used as a hedge of a net investment in a foreign operation, changes in its fair value, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within other comprehensive income (loss).

Changes in the fair value of a derivative, which is not held as a hedge, such as those held for trading use, or the ineffective portion of the change in fair value of a derivative that qualifies as a hedge, are recorded in earnings.

For all hedging relationships, at inception the Company and its subsidiaries formally document the details of the hedging relationship and hedged activity. The Company and its subsidiaries also formally assess, both at the hedge’s inception and on an ongoing basis, the effectiveness of the hedge relationship. The Company and its subsidiaries cease hedge accounting prospectively when the derivative no longer qualifies for hedge accounting.

(m) Pension plans

The Company and certain subsidiaries have contributory and non-contributory pension plans covering substantially all of their employees. The Company and its subsidiaries apply ASC 715 (“Compensation—Retirement Benefits”), and the costs of pension plans are accrued based on amounts determined using actuarial methods under the assumptions of discount rate, rate of increase in compensation level, expected long-term rate of return on plan assets and others.

The Company and its subsidiaries also recognize the funded status of pension plans, measured as the difference between the fair value of plan assets and the benefit obligation, on the consolidated balance sheet. Changes in that funded status are recognized in the year in which the changes occur through other comprehensive income (loss), net of applicable income taxes.

(n) Stock-based compensation

The Company and its subsidiaries apply ASC 718 (“Compensation—Stock Compensation”). ASC 718 requires, with limited exception, that the cost of employee services received in exchange for an award of equity instruments be measured based on the grant-date fair value. The costs are recognized over the requisite employee service period.

(o) Stock splits

Stock splits implemented prior to October 1, 2001 had been accounted for by transferring an amount equivalent to the par value of the shares from additional paid-in capital to common stock as required by the Japanese Commercial Code (the “Code”) before amendment. However, no such reclassification was made for stock splits when common stock already included a portion of the proceeds from shares issued at a price in excess of par value. This method of accounting was in conformity with accounting principles generally accepted in Japan.

As a result of a revision to the Code before amendment effective on October 1, 2001 and the Companies Act implemented on May 1, 2006, the above-mentioned method of accounting required by the Code has become unnecessary.

In the United States, stock splits in comparable circumstances are considered to be stock dividends and are accounted for by transferring from retained earnings to common stock and additional paid-in capital amounts equal to the fair market value of the shares issued. Common stock is increased by the par value of the shares and additional paid-in capital is increased by the excess of the market value over par value of the shares issued. Had such stock splits made prior to October 1, 2001 been accounted for in this manner, additional paid-in capital as of March 31, 2011 would have increased by approximately ¥24,674 million ( $297 million), with a corresponding decrease in retained earnings. Total ORIX Corporation shareholders’ equity would remain unchanged. A stock split on May 19, 2000 was excluded from the above amounts because the stock split was not considered to be a stock dividend under US GAAP.

(p) Cash and cash equivalents

Cash and cash equivalents include cash on hand, deposits placed with banks and short-term highly liquid investments with original maturities of three months or less.

(q) Restricted cash

Restricted cash consists of cash held in trusts for the segregation of assets under an investor protection fund, deposits related to servicing agreements, deposits collected on behalf of the customers and applied to non-recourse loans and trust accounts under securitization programs.

(r) Other operating assets

Other operating assets consist primarily of operating facilities (including golf courses, hotels and training facilities and senior housing), which are stated at cost less accumulated depreciation, and depreciation is calculated mainly on a straight-line basis over the estimated useful lives of the assets. Depreciation expenses in fiscal 2009, 2010 and 2011 are ¥6,717 million, ¥7,202 million and ¥7,849 million ( $94 million), respectively. Accumulated depreciation was ¥31,650 million and ¥34,739 million ( $418 million) as of March 31, 2010 and 2011, respectively. Estimated useful lives range up to 50 years for buildings, up to 60 years for land improvement and up to 20 years for others.

(s) Other receivables

Other receivables include primarily payments made on behalf of lessees for property tax, maintenance fees and insurance premiums in relation to direct financing lease contracts, accounts receivables in relation to sales of assets to be leased, residential condominiums and other assets, and derivative assets.

(t) Inventories

Inventories consist primarily of advance and/or progress payments for development of residential condominiums for sale and completed residential condominiums (including completed residential condominiums waiting to be delivered to buyers under the contracts for sale). Advance and/or progress payments for development of residential condominiums for sale are carried at cost less any impairment losses and finished goods (including completed residential condominiums) are stated at the lower of cost or market. As of March 31, 2010 and 2011, advance and/or progress payments were ¥115,285 million and ¥96,197 million ( $1,157 million), respectively, and finished goods were ¥37,971 million and ¥12,213 million ( $147 million), respectively.

Certain subsidiaries recorded ¥10,911 million, ¥7,115 million and ¥9,844 million ( $118 million) of write-downs principally for advance and/or progress payments for development of residential condominiums for sale for fiscal 2009, 2010 and 2011, resulting from an increase in development costs and/or a decrease in expected sales price. These write-downs were recorded in costs of real estate sales and included in the Real Estate segment.

(u) Office facilities

Office facilities are stated at cost less accumulated depreciation. Depreciation is calculated on a declining-balance basis or straight-line basis over the estimated useful lives of the assets. Depreciation expenses in fiscal 2009, 2010 and 2011 are ¥3,613 million, ¥3,153 million and ¥2,906 million ( $35 million), respectively. Accumulated depreciation was ¥37,319 million and ¥39,057 million ( $470 million) as of March 31, 2010 and 2011, respectively. Estimated useful lives range up to 62 years for buildings and fixtures and up to 20 years for machinery and equipment.

(v) Other assets

Other assets consist primarily of the excess of purchase prices over the net assets acquired in acquisitions (goodwill) and other intangible assets (see (w)), deferred insurance policy acquisition costs which are amortized over the contract periods, leasehold deposits, advance payments made in relation to purchases of assets to be leased and to construction of real estate for operating lease, and deferred tax assets.

(w) Goodwill and other intangible assets

The Company and its subsidiaries have followed ASC 805 (“Business Combinations”) and ASC 350 (“Intangibles—Goodwill and Other”). ASC 805 requires that all business combinations be accounted for using the acquisition method. Accounting for business combinations using the pooling of interests method is not allowed. ASC 805 also requires that intangible assets acquired in a business combination be recognized apart from goodwill if the intangible assets meet one of two criteria—either the contractual-legal criterion or the separability criterion.

ASC 350 establishes how intangible assets (other than those acquired in a business combination) should be accounted for upon acquisition. It also addresses how goodwill and other intangible assets should be accounted for subsequent to their acquisition. Both goodwill and intangible assets that have indefinite useful lives are not amortized but tested at least annually for impairment. The Company and its subsidiaries test the goodwill either at the operating segment level or one level below the operating segments. Intangible assets with finite lives are amortized over their useful lives and tested for impairment in accordance with ASC 360-10 (“Property, Plant, and Equipment—Impairment or Disposal of Long-Lived Assets”).

(x) Trade notes, accounts payable and other liabilities

Trade notes, accounts payable and other liabilities include accounts payables, guarantee liabilities, and derivative liabilities.

(y) Capitalization of interest costs

The Company and its subsidiaries capitalized interest costs of ¥2,766 million, ¥2,810 million and ¥3,646 million ( $44 million) in fiscal 2009, 2010 and 2011, respectively, related to specific long-term development projects.

(z) Advertising

The costs of advertising are expensed as incurred. The total amounts charged to advertising expense in fiscal 2009, 2010 and 2011 are ¥11,280 million, ¥6,870 million and ¥6,165 million ( $74 million), respectively.

(aa) Discontinued operations

The Company and its subsidiaries have followed ASC 205-20 (“Presentation of Financial Statements—Discontinued Operations”). Under ASC 205-20, the scope of discontinued operations includes the operating results of any component of an entity with its own identifiable operations and cash flow and in which operations the Company and its subsidiaries will not have significant continuing involvement. Included in reported discontinued operations are the operating results of operations for the subsidiaries, the business units and certain properties sold or to be disposed of by sale without significant continuing involvements, which results of operations for prior periods presented have also been reclassified as discontinued operations in the accompanying consolidated statements of income.

(ab) Financial statements presentation in U.S. dollars

The translations of the Japanese yen amounts into U.S. dollars are included solely for the convenience of the readers, using the prevailing exchange rate at March 31, 2011, which was ¥83.15 to  $1.00. The convenience translations should not be construed as representations that the Japanese yen amounts have been, could have been, or could in the future be, converted into U.S. dollars at this or any other rate of exchange.

(ac) Earnings per share

Basic earnings per share is computed by dividing income attributable to ORIX Corporation from continuing operations and net income attributable to ORIX Corporation by the weighted average number of shares of common stock outstanding in each period and diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Earnings per share is adjusted for any stock splits and stock dividends retroactively.

Furthermore, the Company and its subsidiaries apply ASC 260-10-45-43 to 44 (“Earnings Per Share—Contingently Convertible Instruments”) to Liquid Yield Option Notes™ .

(ad) Redeemable noncontrolling interests

Noncontrolling interest in certain subsidiaries are subject to call and put rights upon certain shareholder events. As redemption of the noncontrolling interest is not solely in the control of the subsidiary, it is recorded between Liabilities and Equity on the consolidated balance sheets at its estimated redemption value in accordance with provisions including EITF Topic No. D-98 (ASC 480-10-s99-3A) (“Classification and Measurement of Redeemable Securities”).

(ae) Issuance of stock by an affiliate

When an affiliate issues stocks to unrelated third parties, the Company and its subsidiaries’ ownership interest in the affiliate decreases. In the event that the price per share is more or less than the Company and its subsidiaries’ average carrying amount per share, the Company and its subsidiaries adjust the carrying amount of its investment in the affiliate and recognize gain or loss in the consolidated statements of income in the year in which the change in ownership interest occurs.

(af) New accounting pronouncements

In December 2007, FASB Statement No. 160 (“Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51”), which was replaced by ASC 810-10-65-1 (“Consolidation—Noncontrolling Interests in Consolidated Financial Statements”), was issued. This Codification Section requires noncontrolling interests in subsidiaries to be classified as a separate component of equity. Under the Codification Section, increases and decreases in the parent’s ownership interest that leave control intact are accounted for as equity transactions. On the other hand, in a transaction that results in the loss of control, the gain or loss recognized in income includes the realized gain or loss related to the portion of ownership interest sold and the gain or loss on the remeasurement to fair value of the interest retained. The Company and its subsidiaries adopted this Codification Section as of April 1, 2009. As a result, noncontrolling interests, which were previously classified between liabilities and equity, are included in equity except for redeemable noncontrolling interests, and presentation of certain amounts related to noncontrolling interests and redeemable noncontrolling interests is reclassified in the consolidated statements of income. Prior periods’ financial statements have also been reclassified.

In June 2009, FASB Statement No. 166 (“Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140”), which was codified by Accounting Standards Update 2009-16 (ASC 860 (“Transfers and Servicing”)), was issued. This Update removes the concept of a qualifying special-purpose entity and removes the exception from applying ASC 810-10 (“Consolidation-Variable Interest Entities”) to variable interest entities that are qualifying special-purpose entities. This Update also modifies the financial-components approach used in ASC 860 and limits the circumstances in which a transferor derecognizes a portion or component of a financial asset.

Furthermore, in June 2009, FASB Statement No. 167 (“Amendment of FASB Interpretation No. 46(R)” (“FIN 46(R)”)), which was codified by Accounting Standards Update 2009-17 (ASC 810 (“Consolidation”)), was issued. This Update requires an enterprise to perform qualitative analysis to identify the primary beneficiary. An enterprise that has both of the following characteristics is considered to be the primary beneficiary who shall consolidate a variable interest entity:

•	The power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance

•

The obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity.

Additionally, this Update requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity.

These Updates are effective as of the beginning of the fiscal year that begins after November 15, 2009, for interim periods within that fiscal year, and for fiscal years and interim periods thereafter. The Company and its subsidiaries adopted these Updates on April 1, 2010. The effects of adopting these Updates on the Company and its subsidiaries’ financial conditions at the initial adoption date was an increase of ¥1,147 billion on total assets, an increase of ¥1,169 billion on total liabilities and a decrease of ¥22 billion on retained earnings, net of tax, respectively, in the consolidated balance sheets. For more information, see Note 11 “Variable Interest Entities”.

In January 2010, Accounting Standards Update 2010-06 (“Improving Disclosures about Fair Value Measurements”—ASC 820 (“Fair Value Measurements and Disclosures”)) was issued. This Update improves existing disclosures and adds new disclosures. Certain disclosures in the roll forward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Early adoption is permitted. Other disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 and the Company and its subsidiaries adopted those other disclosure requirements for the period ended March 31, 2010. The adoption did not and will not have a material effect on the Company and its subsidiaries’ results of operation or financial position.

In February 2010, Accounting Standards Update 2010-10 (“Amendments for Certain Investment Funds—ASC 810 (“Consolidation”)”) was issued. ASU 2010-10 defers adoption of FASB Statement No. 167 (“Amendment of FASB Interpretation No. 46(R)”) which was codified by ASU 2009-17 (ASC 810 (“Consolidation”)) for a reporting entity’s interest in an entity:

•	That has all the attributes of an investment company or

•	For which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies.

The amendments in ASU 2010-10 are effective as of the beginning of a reporting entity’s first annual period that begins after November 15, 2009, and for interim periods within that first annual reporting period. The Company and its subsidiaries adopted the Update on April 1, 2010. The adoption did not have a material effect on the Company and its subsidiaries’ results of operations or financial position.

In July 2010, Accounting Standards Update 2010-20 (“Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”—ASC 310 (“Receivables”)) was issued. This Update enhances disclosures about the credit quality of financing receivables and the allowance for credit losses, by requiring an entity to provide disaggregated information by portfolio segment or class of financing receivables, credit quality indicators, past due information, and information about modifications of its financing receivables, and other information. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010 and the Company and its subsidiaries adopted these disclosure requirements for the period ended December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. The adoption of this Update has and will have no effect on the Company and its subsidiaries’ results of operations or financial position. In April 2011, Accounting Standards Update 2011-02 (“A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring”—ASC 310 (“Receivables”)) was issued. This Update clarifies the guidance on a creditor’s evaluation of whether a restructuring constitutes a troubled debt restructuring. Additionally, this Update requires entities to disclose certain information about troubled debt restructuring, which was deferred by the adoption of Accounting Standards Update 2011-01 (“Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No.2010-20”—ASC 310 (“Receivables”)). This Update is effective for the interim or annual period beginning on or after June 15, 2011 and should be applied retrospectively to restructurings occurring on or after the beginning of the annual period of adoption. Early adoption is permitted. The Company and its subsidiaries are currently evaluating the effect that the adoption of this Update will have on the Company and its subsidiaries’ results of operations and financial position.

In October 2010, Accounting Standards Update 2010-26 (“Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts”—ASC 944 (“Financial Services—Insurance”)) was issued.

This Update modifies the current definition of the types of costs relating to the acquisition of new and renewal insurance contracts that can be deferred as deferred acquisition costs, and specifies that only certain costs related directly to the successful acquisition of new or renewal insurance contracts should be deferred. In accordance with the amendment in this Update, the advertising cost which does not meet certain capitalization criteria, and the cost relating to unsuccessful contract acquisition should be charged to expense as incurred.

The Update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011 and should be applied prospectively. Retrospective application to all prior periods presented upon the date of adoption, and early adoption are permitted. The Company and its subsidiaries are currently evaluating the effect that the adoption of this Update will have on the Company and its subsidiaries’ results of operations and financial position.

In December 2010, Accounting Standards Update 2010-28 (“When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts”—ASC 350 (“Goodwill and Other”)) was issued.

This Update modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For these reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. Any resulting goodwill impairment should be recorded as a cumulative effect adjustment to beginning retained earnings in the period of adoption. Any goodwill impairments occurring after the initial adoption of the Update should be included in earnings.

The Update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010. Early adoption is not permitted.

The adoption will not have a material effect on the Company and its subsidiaries’ consolidated results of operations or financial position.

In December 2010, Accounting Standards Update 2010-29 (“Disclosure of Supplementary Pro Forma Information for Business Combinations”—ASC 805 (“Business Combinations”)) was issued.

This Update specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only.

The Update is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted.

This Update only relates to certain disclosure requirements and its adoption will have no effect on the Company and its subsidiaries’ results of operations or financial position.

In May 2011, Accounting Standards Update 2011-04 (“Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”—ASC 820 (“Fair Value Measurement”)) was issued. This Update is intended to result in a consistent definition of fair value and common requirements for measuring fair value and for disclosures about fair value between U.S. GAAP and IFRSs. Consequently, this Update changes some fair value measurement principles and enhances the disclosure requirements.

The Update is effective during interim and annual periods beginning after December 15, 2011. Early application is not permitted. The adoption will not have a significant effect on the Company and its subsidiaries’ consolidated results of operations or financial position.

In June 2011, Accounting Standards Update 2011-05 (“Presentation of Comprehensive Income”—ASC220 (“Comprehensive Income”)) was issued. Under this Update, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. Regardless of an entity’s choice, the Update requires an entity to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented.

The Update does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Update does not change the option for an entity to present components of other comprehensive income either net of related tax effects or before related tax effects. The Update does not affect how earnings per share is calculated or presented.

The Update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and should be applied retrospectively. Early adoption is permitted. The adoption of this Update on disclosure requirements will have no effect on the Company and its subsidiaries’ results of operations or financial position.

(ag) Reclassifications

Certain amounts in fiscal 2009 and 2010 consolidated financial statements have been reclassified to conform to fiscal 2011 presentation.

Fair Value Measurements	12 Months Ended
Mar. 31, 2011
Fair Value Measurements

2. Fair Value Measurements

The Company and its subsidiaries adopted ASC 820-10 (“Fair Value Measurements and Disclosures”). This Codification Section defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

This Codification Section classifies and prioritizes inputs used in valuation techniques to measure fair value into the following three levels:

Level 1—Inputs of quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2—Inputs other than quoted prices included within Level 1 that are observable for the assets or liabilities, either directly or indirectly.

Level 3—Unobservable inputs for the assets or liabilities.

This Codification Section differentiates between those assets and liabilities required to be carried at fair value at every reporting period (recurring) and those assets and liabilities that are only required to be adjusted to fair value under certain circumstances (nonrecurring). The Company and its subsidiaries measure mainly trading securities, available-for-sale securities, certain investment funds and derivatives at fair value on a recurring basis.

The following table presents recorded amounts of major financial assets and liabilities measured at fair value on a recurring basis as of March 31, 2010 and March 31, 2011:

	March 31, 2010
	Millions of yen
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Assets:
Trading securities	¥49,596	¥1,157	¥48,386	¥53
Available-for-sale securities	845,234	67,224	376,206	401,804
Japanese and foreign government bond securities	146,453	0	146,453	0
Japanese prefectural and foreign municipal bond securities	19,247	0	19,247	0
Corporate debt securities	199,291	0	192,450	6,841
Specified bonds issued by SPEs in Japan	246,305	0	0	246,305
CMBS and RMBS in the U.S., and other asset-backed securities	149,358	0	700	148,658
Equity securities	84,580	67,224	17,356	0
Other securities	14,692	0	14,692	0
Investment funds	14,692	0	14,692	0
Derivative assets	17,074	1,015	15,531	528
Interest rate swap agreements	192	0	192	0
Options held/written, caps held	555	2	553	0
Futures, Foreign exchange contracts	2,075	1,013	1,062	0
Foreign currency swap agreements	13,724	0	13,724	0
Credit derivatives held/written	528	0	0	528

	¥926,596	¥69,396	¥454,815	¥402,385

Financial Liabilities:
Derivative liabilities	¥31,975	¥660	¥31,280	¥35
Interest rate swap agreements	2,956	0	2,956	0
Options held/written, caps held	189	0	189	0
Futures, Foreign exchange contracts	5,737	660	5,077	0
Foreign currency swap agreements	23,053	0	23,053	0
Credit derivatives held/written	40	0	5	35

	¥31,975	¥660	¥31,280	¥35

	March 31, 2011
	Millions of yen
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Assets:
Trading securities	¥71,991	¥763	¥71,228	¥0
Available-for-sale securities	883,410	74,914	492,820	315,676
Japanese and foreign government bond securities	169,345	19,995	149,350	0
Japanese prefectural and foreign municipal bond securities	34,968	0	34,968	0
Corporate debt securities	292,032	0	289,459	2,573
Specified bonds issued by SPEs in Japan	222,314	0	0	222,314
CMBS and RMBS in the U.S., and other asset-backed securities	93,380	0	2,591	90,789
Equity securities	71,371	54,919	16,452	0
Other securities	10,023	0	10,023	0
Investment funds	10,023	0	10,023	0
Derivative assets	22,985	1,306	18,497	3,182
Interest rate swap agreements	2,070	0	2,070	0
Options held/written, caps held and other	3,467	0	333	3,134
Futures, Foreign exchange contracts	2,633	1,306	1,327	0
Foreign currency swap agreements	14,766	0	14,766	0
Credit derivatives held/written	49	0	1	48

	¥988,409	¥76,983	¥592,568	¥318,858

Financial Liabilities:
Derivative liabilities	¥42,076	¥977	¥40,863	¥236
Interest rate swap agreements	1,320	0	1,320	0
Options held/written, caps held and other	2,071	0	2,071	0
Futures, Foreign exchange contracts	4,968	977	3,991	0
Foreign currency swap agreements	33,481	0	33,481	0
Credit derivatives held/written	236	0	0	236

	¥42,076	¥977	¥40,863	¥236

	March 31, 2011
	Millions of U.S. dollars
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Assets:
Trading securities	$866	$9	$857	$0
Available-for-sale securities	10,624	901	5,926	3,797
Japanese and foreign government bond securities	2,037	241	1,796	0
Japanese prefectural and foreign municipal bond securities	420	0	420	0
Corporate debt securities	3,512	0	3,481	31
Specified bonds issued by SPEs in Japan	2,674	0	0	2,674
CMBS and RMBS in the U.S., and other asset-backed securities	1,123	0	31	1,092
Equity securities	858	660	198	0
Other securities	121	0	121	0
Investment funds	121	0	121	0
Derivative assets	276	16	222	38
Interest rate swap agreements	25	0	25	0
Options held/written, caps held and other	41	0	4	37
Futures, Foreign exchange contracts	32	16	16	0
Foreign currency swap agreements	177	0	177	0
Credit derivatives held/written	1	0	0	1

	$11,887	$926	$7,126	$3,835

Financial Liabilities:
Derivative liabilities	$506	$12	$491	$3
Interest rate swap agreements	16	0	16	0
Options held/written, caps held and other	25	0	25	0
Futures, Foreign exchange contracts	60	12	48	0
Foreign currency swap agreements	402	0	402	0
Credit derivatives held/written	3	0	0	3

	$506	$12	$491	$3

Changes in economic conditions or valuation methodologies may require the transfer of assets and liabilities from one fair value level to another. In such instances, the Company and its subsidiaries recognize the transfer at the beginning of the reporting period. The Company and its subsidiaries evaluate the significance of transfers between levels based upon size of the transfer relative to total assets, total liabilities or total earnings. For the year ended March 31, 2011, there were no significant transfers between Level 1 and Level 2.

The following table presents the reconciliation of financial assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during fiscal year 2009, 2010 and 2011:

	2009
	Millions of yen
	Balance at April 1, 2008	Gains or losses (realized/ unrealized)			Purchase, sales, and settlements (net)	Transfers in and/ or out of Level 3 (net) *2	Balance at March 31, 2009	Change in unrealized gains or losses included in earnings for assets and liabilities still held at March 31, 2009 *1
		Included in earnings *1	Included in other comprehensive income	Total
Trading securities	¥0	¥(734)	¥(86)	¥(820)	¥154	¥832	¥166	¥(734)
Available-for-sale securities	437,939	(2,305)	(3,438)	(5,743)	(51,090)	66,753	447,859	(4,323)
Corporate debt securities	12,969	(1,663)	251	(1,412)	(3,251)	1,870	10,176	(1,565)
Specified bonds issued by SPEs in Japan	341,720	(104)	(2,273)	(2,377)	(38,578)	0	300,765	(185)
CMBS and RMBS in the U.S., and other asset-backed securities	83,250	(538)	(1,416)	(1,954)	(9,261)	64,883	136,918	(2,573)
Investment in affiliates	0	954	0	954	6,000	0	6,954	954
Derivative assets and liabilities (net)	0	668	0	668	0	0	668	668
Options held/written, caps held	0	438	0	438	0	0	438	438
Credit derivatives held/written	0	230	0	230	0	0	230	230

	2010
	Millions of yen
	Balance at April 1, 2009	Gains or losses (realized/ unrealized)			Purchase, sales, and settlements (net)	Transfers in and/ or out of Level 3 (net) *2	Balance at March 31, 2010	Change in unrealized gains or losses included in earnings for assets and liabilities still held at March 31, 2010 *1
		Included in earnings *1	Included in other comprehensive income	Total
Trading securities	¥166	¥0	¥(170)	¥(170)	¥57	¥0	¥53	¥0
Available-for-sale securities	447,859	(9,394)	(519)	(9,913)	(36,997)	855	401,804	(8,691)
Corporate debt securities	10,176	(1,302)	492	(810)	(3,380)	855	6,841	(801)
Specified bonds issued by SPEs in Japan	300,765	(989)	(1,910)	(2,899)	(51,561)	0	246,305	(515)
CMBS and RMBS in the U.S., and other asset-backed securities	136,918	(7,103)	899	(6,204)	17,944	0	148,658	(7,375)
Investment in affiliates	6,954	(6,954)	0	(6,954)	0	0	0	0
Derivative assets and liabilities (net)	668	(175)	0	(175)	0	0	493	(175)
Options held/written, caps held	438	(438)	0	(438)	0	0	0	(438)
Credit derivatives held/written	230	263	0	263	0	0	493	263
	2011
	Millions of yen
	Balance at March 31, 2010	Gains or losses (realized/ unrealized)			Purchase, sales, and settlements (net)	Transfers in and/ or out of Level 3 (net) *2	Balance at March 31, 2011	Change in unrealized gains or losses included in earnings for assets and liabilities still held at March 31, 2011 *1
		Included in earnings *1	Included in other comprehensive income	Total
Trading securities	¥53	¥(26)	¥(2)	¥(28)	¥(25)	¥0	¥0	¥0
Available-for-sale securities	401,804	(6,242)	(3,248)	(9,490)	(33,102)	(43,536)	315,676	(5,848)
Corporate debt securities	6,841	(34)	(83)	(117)	(2,094)	(2,057)	2,573	(72)
Specified bonds issued by SPEs in Japan	246,305	(5,195)	351	(4,844)	(27,076)	7,929	222,314	(5,275)
CMBS and RMBS in the U.S., and other asset-backed securities	148,658	(1,013)	(3,516)	(4,529)	(3,932)	(49,408)	90,789	(501)
Derivative assets and liabilities (net)	493	(206)	0	(206)	0	2,659	2,946	(206)
Options held/written, caps held and other	0	475	0	475	0	2,659	3,134	475
Credit derivatives held/written	493	(681)	0	(681)	0	0	(188)	(681)

	2011
	Millions of U.S. dollars
	Balance at March 31, 2010	Gains or losses (realized/ unrealized)			Purchase, sales, and settlements (net)	Transfers in and/ or out of Level 3 (net) *2	Balance at March 31, 2011	Change in unrealized gains or losses included in earnings for assets and liabilities still held at March 31, 2011 *1
		Included in earnings *1	Included in other comprehensive income	Total
Trading securities	$1	$(1)	$(0)	$(1)	$(0)	$0	$0	$0
Available-for-sale securities	4,832	(75)	(39)	(114)	(397)	(524)	3,797	(70)
Corporate debt securities	82	0	(1)	(1)	(25)	(25)	31	(1)
Specified bonds issued by SPEs in Japan	2,962	(63)	4	(59)	(325)	96	2,674	(63)
CMBS and RMBS in the U.S., and other asset-backed securities	1,788	(12)	(42)	(54)	(47)	(595)	1,092	(6)
Derivative assets and liabilities (net)	6	(3)	0	(3)	0	32	35	(3)
Options held/written, caps held and other	0	5	0	5	0	32	37	5
Credit derivatives held/written	6	(8)	0	(8)	0	0	(2)	(8)

*1	Principally, gains and losses from trading securities are included in “brokerage commissions and net gains (losses) on investment securities”; available-for-sale securities are included in “write-downs of securities” or “life insurance premiums and related investment income”; investments in affiliates are included in “equity in net income (loss) of affiliates” and derivative assets and liabilities (net) are included in “other operating revenues /expenses,” respectively.
*2	The amount reported in “Transfers in and/or out of Level 3 (net)” is the fair value at the beginning of quarter during which the transfers occur.

In fiscal 2009, net amount of ¥66,753 million of available-for-sale securities, mainly CMBS and RMBS in the United States, was transferred from other levels to Level 3 due to a certain market becoming inactive.

In determining whether a market is active or inactive, the Company and its subsidiaries evaluate various factors such as the lack of recent transactions, price quotations that are not based on current information or vary substantially over time or among market makers, a significant increase in implied risk premium, a wide bid-ask spread, significant decline in new issuances, little or no public information (e.g. a principal-to-principal market) and other factors.

With respect to the CMBS and RMBS in the United States, the Company and its subsidiaries judged that the market had become inactive during fiscal 2009 because there were few recent transactions and because brokers quotes or pricing evaluation from independent pricing service vendors for these securities were not available. As a result, the Company and its subsidiaries established internally developed pricing models (Level 3 inputs) using valuation techniques such as present value techniques in order to estimate the fair value of these securities and classified them as Level 3. Under the models, the Company and its subsidiaries use anticipated cash flows of the security discounted at a risk-adjusted discount rate that incorporates our estimate of credit risk and liquidity risk that a market participant would consider. The cash flows are estimated based on a number of assumptions such as default rate and prepayment speed, as well as seniority of the security.

From April 1, 2010, the Company and its subsidiaries adopted Accounting Standards Update 2009-16 (ASC 860 (“Transfers and Servicing”)), and Accounting Standards Update 2009-17 (ASC 810 (“Consolidation”)). As a result, there was an increase of ¥9,225 million in the Level 3 specified bonds issued by SPEs in Japan because these bonds are held by variable interest entities that have become subject to consolidation. On the other hand, there were decreases of ¥49,408 million in the Level 3 CMBS and RMBS in the United States and other asset-backed securities, and decreases of ¥1,296 million in the Level 3 specified bonds issued by SPEs in Japan, respectively, that are held by the Company and its subsidiaries, because these securities were issued by newly consolidated variable interest entities and accordingly have been eliminated in consolidation.

The following table presents recorded amounts of major assets measured at fair value on a nonrecurring basis as of March 31, 2010 and March 31, 2011. These assets are measured at fair value on a nonrecurring basis mainly to recognize impairment:

	March 31, 2010
	Millions of yen
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Unlisted securities	¥10,138	¥0	¥0	¥10,138
Real estate collateral-dependent loans (net of allowance for probable loan losses)	105,948	0	0	105,948
Investment in operating leases	21,174	0	0	21,174
Land and buildings undeveloped or under construction	33,978	0	0	33,978
Certain investment in affiliates	502	0	502	0

	¥171,740	¥0	¥502	¥171,238

	March 31, 2011
	Millions of yen
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Unlisted securities	¥3,776	¥0	¥0	¥3,776
Loans held for sale	11,439	0	11,439	0
Real estate collateral-dependent loans (net of allowance for probable loan losses)	110,329	0	0	110,329
Investment in operating leases and other operating assets	26,813	0	0	26,813
Land and buildings undeveloped or under construction	30,595	0	0	30,595
Certain investment in affiliates	2,090	236	0	1,854

	¥185,042	¥236	¥11,439	¥173,367

	March 31, 2011
	Millions of U.S. dollars
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Unlisted securities	$45	$0	$0	$45
Loans held for sale	138	0	138	0
Real estate collateral-dependent loans (net of allowance for probable loan losses)	1,327	0	0	1,327
Investment in operating leases and other operating assets	322	0	0	322
Land and buildings undeveloped or under construction	368	0	0	368
Certain investment in affiliates	25	3	0	22

	$2,225	$3	$138	$2,084

The following is a description of the main valuation methodologies used for assets and liabilities measured at fair value.

Loans held for sale

Certain loans, which the Company and its subsidiaries have the intent and ability to sell to outside parties in the foreseeable future, are considered held-for-sale. The loans held for sale in the United States are classified as Level 2, because the Company and its subsidiaries measure their fair value based on a market approach using inputs other than quoted prices that are observable for the assets such as treasury rate, swap rate and market spread.

Real estate collateral-dependent loans

The valuation allowance for large balance non-homogeneous loans is individually evaluated based on the present value of expected future cash flows, the loan’s observable market price or the fair value of the collateral securing the loans if the loans are collateral-dependent. According to ASC 820-10 (“Fair Value Measurements and Disclosures”), measurement for impaired loans determined using a present value technique is not considered a fair value measurement. However, measurement for impaired loans determined using the loan’s observable market price or the fair value of the collateral securing the collateral-dependent loans are fair value measurements and are subject to the disclosure requirements for nonrecurring fair value measurements.

The Company and its subsidiaries determine the fair value of the real estate collateral of real estate collateral-dependent loans using appraisals prepared by independent third party appraisers or our own staff of qualified appraisers based on recent transactions involving sales of similar assets or other valuation techniques such as discounted cash flows methodologies. Real estate collateral-dependent loans whose fair values are estimated using an appraisal of the underlying collateral based on techniques other than recent transactions involving sales of similar assets are classified as Level 3 because such techniques involve unobservable inputs.

Investment in operating leases and other operating assets and Land and buildings undeveloped or under construction

Investment in operating leases measured at fair value is mostly real estate. The Company and its subsidiaries determine the fair value of Investment in operating leases and other operating assets and Land and buildings undeveloped or under construction using appraisals prepared by independent third party appraisers or the Company’s own staff of qualified appraisers based on recent transactions involving sales of similar assets or other valuation techniques such as discounted cash flow methodologies. The Company and its subsidiaries classified the assets as Level 3 because such techniques involve unobservable inputs.

Trading securities, Available-for-sale securities and Investment in affiliates

If active market prices are available, fair value measurement is based on quoted active market prices and, accordingly, these securities are classified as Level 1. If active market prices are not available, fair value measurement is based on observable inputs other than quoted prices included within Level 1, such as prices for similar assets and accordingly these securities are classified as Level 2. If market prices are not available, then fair value is estimated by using valuation models including discounted cash flow methodology and commonly used option-pricing models. Such securities are classified as Level 3, as the valuation models are based on inputs that are unobservable in the market.

The Company and its subsidiaries classified CMBS and RMBS in the United States, as level 3 due to a certain market being inactive. In determining whether a market is active or inactive, the Company and its subsidiaries evaluate various factors such as the lack of recent transactions, price quotations that are not based on current information or vary substantially over time or among market makers, a significant increase in implied risk premium, a wide bid-ask spread, significant decline in new issuances, little or no public information (e.g. a principal-to-principal market) and other factors. With respect to the CMBS and RMBS in the United States, the Company and its subsidiaries judged that the market was inactive because there were few recent transactions and brokers quotes or pricing evaluation from independent pricing service vendors for these securities were not available. As a result, the Company and its subsidiaries established internally developed pricing models (Level 3 inputs) using valuation techniques such as present value techniques in order to estimate fair value of these securities and classified them as Level 3. Under the models, the Company and its subsidiaries use anticipated cash flows of the security discounted at a risk-adjusted discount rate that incorporates our estimate of credit risk and liquidity risk that a market participant would consider. The cash flows are estimated based on a number of assumptions such as default rate and prepayment speed, as well as seniority of the security.

The Company and its subsidiaries classified the specified bonds as Level 3 because the Company and its subsidiaries measure their fair value using unobservable inputs. Since the specified bonds do not trade in an open market, no relevant observable market data is available. Accordingly the Company and its subsidiaries use a discounted cash flow model that incorporates significant unobservable inputs to measure their fair value. When evaluating the specified bonds issued by SPEs, the Company and its subsidiaries estimate the fair value by discounting future cash flows using a discount rate based on market interest rates and a risk premium. The future cash flows for the specified bonds issued by the SPEs are estimated based on contractual principal and interest repayment schedules on each of the specified bond issued by the SPEs. Since the discount rate is not observable for the specified bonds, the Company and its subsidiaries use an internally developed model to estimate a risk premium considering the value of the real estate collateral (which also involves unobservable inputs in many cases when using valuation techniques such as discounted cash flow methodology) and the seniority of the bonds. Under the model, the Company and its subsidiaries consider the loan-to-value ratio and other relevant available information to reflect both the credit risk and the liquidity risk in our own estimate of the risk premium. Generally, the higher the loan-to-value ratio, the larger the risk premium the Company and its subsidiaries estimate under the model. The fair value of the specified bonds issued by SPEs rises when the fair value of the collateral real estate rises and the discount rate declines. The fair value of the specified bonds issued by SPEs declines when the fair value of the collateral real estate declines and the discount rate rises.

Investment funds

The fair value is based on the net asset value if the investments meet certain requirements that the investees have all of the attributes specified in ASC 946-10 (“Financial Services—Investment Companies”) and the investees calculate the net asset value. These investments are classified as Level 2, because they are not redeemable at the net asset value per share at the measurement date but they are redeemable at the net asset value per share in the near term after the measurement date.

Derivatives

For exchange-traded derivatives, fair value is based on quoted market prices, and accordingly, classified as Level 1. For non-exchange traded derivatives, fair value is based on commonly used models and discounted cash flow methodology. If the inputs used for these measurements including yield curves and volatilities, are observable, the Company and its subsidiaries classify it as Level 2. If the inputs are not observable, the Company and its subsidiaries classify it as Level 3.

Acquisitions	12 Months Ended
Mar. 31, 2011
Acquisitions

3. Acquisitions

During fiscal 2009, the Company and its subsidiaries acquired entities for a total cost of ¥11,207 million, which was mainly paid in cash. In accordance with the finalization of purchase price allocation during fiscal 2010, the amount of goodwill was adjusted ¥5,357 to ¥3,466 million, which is not deductible for income tax calculation purposes and the amount of acquired intangible assets other than goodwill recognized in these transactions was adjusted from ¥0 to ¥201 million. Acquisitions were mainly included in the Real Estate segment.

During fiscal 2010, the Company and its subsidiaries acquired entities for a total cost of ¥12,142 million, which was paid in cash. In accordance with the finalization of purchase price allocation during fiscal 2011, the amount of goodwill was adjusted ¥1,786 million to ¥1,740 million, which is not deductible for income tax calculation purposes and the amount of acquired intangible assets other than goodwill recognized in these transactions was adjusted from ¥0 to ¥140 million. Acquisitions were mainly included in the Real Estate segment.

During fiscal 2011, the Company and its subsidiaries acquired entities for a total cost of ¥64,875 million ( $780 million), which was paid in cash. Goodwill initially recognized in these transactions amounted to ¥29,247 million ( $352 million), which is not deductible for income tax calculation purposes. The Company reflected certain preliminary estimates with respect to the value of the underlying net assets of these entities in determining amounts of the goodwill. The amount of the goodwill and intangible assets other than goodwill could possibly be adjusted upon completion of the purchase price allocation. Acquisitions were mainly included in the Overseas Business segment.

The segment in which goodwill is allocated is disclosed in Note 13 (“Goodwill and Other Intangible Assets”).

Cash Flow Information	12 Months Ended
Mar. 31, 2011
Cash Flow Information

4. Cash Flow Information

Cash payments during fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Cash payments:
Interest	¥111,435	¥84,259	¥84,979	$1,022
Income taxes	110,962	43,927	50,153	603

As non-cash investing activities, the Company and its subsidiaries assumed ¥38,120 million, ¥27,688 million and ¥ 142,906 million ( $1,719 million) of liabilities in connection with acquisitions in fiscal 2009, 2010 and 2011, respectively. In addition, the Company’s common stocks of ¥1,673 million were exchanged in connection with acquisitions in fiscal 2009.

Affiliate’s common stocks of ¥9,439 million and ¥26,617 million were exchanged in connection with a sale of subsidiary in fiscal 2009 and 2010, respectively. In addition, the Company sold a portion of a subsidiary’s ownership interest and the subsidiary became an equity-method affiliate after the sale during fiscal 2010. As a result, a loan of ¥95,547 million provided to the former subsidiary became a loan to the affiliate, and with the equity investment in the affiliate of ¥25,828 million, the balance of investment in affiliates increased by a total of ¥121,375 million. The sale of the subsidiary’s ownership interest is disclosed in Note 12 “Investment in Affiliates”.

Moreover, ¥39,905 million, ¥83,018 million and ¥59,783 million ( $719 million) of real estate under operating leases were transferred from installment loans and investment in securities in fiscal 2009, 2010 and 2011, respectively, as a result of real estate collateral acquired from non-recourse loans in order to maximize collections.

For VIEs that have become subject to consolidation due to the application of new accounting standards starting from fiscal 2011, see Note 11 “Variable Interest Entities”.

Investment in Direct Financing Leases	12 Months Ended
Mar. 31, 2011
Investment in Direct Financing Leases

5. Investment in Direct Financing Leases

Investment in direct financing leases at March 31, 2010 and 2011 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Minimum lease payments receivable	¥840,453	¥927,607	$11,156
Estimated residual value	46,460	39,982	481
Initial direct costs	7,848	6,736	81
Unearned lease income	(138,280)	(143,472)	(1,726)

	¥756,481	¥830,853	$9,992

Minimum lease payments receivable are due in periodic installments through fiscal 2035. At March 31, 2011, the amounts due in each of the next five years and thereafter are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥288,962	$3,475
2013	216,623	2,605
2014	149,300	1,796
2015	84,905	1,021
2016	52,865	636
Thereafter	134,952	1,623

Total	¥927,607	$11,156

Gains and losses from the disposition of direct financing lease assets were not significant for fiscal 2009, 2010 and 2011.

Investment in Operating Leases	12 Months Ended
Mar. 31, 2011
Investment in Operating Leases

6. Investment in Operating Leases

Investment in operating leases at March 31, 2010 and 2011 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Transportation equipment	¥580,009	¥624,958	$7,516
Measuring and information-related equipment	170,047	176,304	2,120
Real estate	826,398	836,953	10,066
Other	19,267	19,152	230

	1,595,721	1,657,367	19,932
Accumulated depreciation	(399,747)	(402,697)	(4,843)

Net	1,195,974	1,254,670	15,089
Accrued rental receivables	17,249	15,625	188

	¥1,213,223	¥1,270,295	$15,277

Gains and losses from the disposition of real estate under operating leases are disclosed separately as gains on sales of real estate under operating leases or income from discontinued operations, net in the accompanying consolidated statements of income.

For fiscal 2009, 2010 and 2011, gains on sales of operating lease assets other than real estate are ¥11,426 million, ¥7,552 million and ¥9,968 million ( $120 million), respectively, and are included in operating lease revenues.

Costs of operating leases include depreciation and various expenses (insurance, property tax and other). Depreciation and various expenses for fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Depreciation expenses	¥140,431	¥138,165	¥135,712	$1,632
Various expenses	52,506	53,008	52,959	637

	¥192,937	¥191,173	¥188,671	$2,269

The operating lease contracts include non-cancelable lease terms that range up to 20 years. The minimum future rentals on non-cancelable operating leases are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥144,758	$1,741
2013	95,032	1,143
2014	63,187	760
2015	40,238	484
2016	24,628	296
Thereafter	55,180	663

Total	¥423,023	$5,087

Installment Loans	12 Months Ended
Mar. 31, 2011
Installment Loans

7. Installment Loans

The composition of installment loans by domicile and type of borrower at March 31, 2010 and 2011 is as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Borrowers in Japan:
Consumer—
Housing loans	¥731,184	¥823,974	$9,909
Other	13,663	14,317	172

	744,847	838,291	10,081

Corporate—
Real estate companies	447,181	345,078	4,150
Commercial, industrial and other companies	904,729	817,493	9,832

	1,351,910	1,162,571	13,982

Overseas corporate, industrial and other borrowers	244,521	870,967	10,475
Purchased loans*	122,973	111,335	1,339

	¥2,464,251	¥2,983,164	$35,877

*	Purchased loans represent loans with evidence of deterioration of credit quality since origination and for which it is probable at acquisition that collection of all contractually required payments from the debtor is unlikely and consist mainly of housing loans, loans to real estate companies and commercial, industrial and other companies in Japan.

Generally, all installment loans are made under agreements, which require the borrower to provide collateral or guarantors.

At March 31, 2011, the contractual maturities of installment loans except purchased loans for each of the next five years and thereafter are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥803,554	$9,664
2013	522,216	6,280
2014	425,198	5,114
2015	230,286	2,770
2016	178,146	2,142
Thereafter	712,429	8,568

Total	¥2,871,829	$34,538

Included in interest on loans and investment securities in the consolidated statements of income is interest income on loans of ¥172,403 million, ¥114,730 million and ¥152,118 million ( $1,829 million) for fiscal 2009, 2010 and 2011, respectively.

Certain loans, which the Company and its subsidiaries have the intent and ability to sell to outside parties in the foreseeable future, are considered held-for-sale and are carried at the lower of cost or market value determined on an individual basis. These loans held for sale are included in installment loans. There were no outstanding balances of these loans as of March 31, 2010 but the outstanding balances of these loans as of March 31, 2011 are ¥13,718 million ( $165 million).

For loans with evidence of deterioration of credit quality since origination and for which it is probable at acquisition that collection of all contractually required payments from the debtors is unlikely, ASC 310-30 (Receivables—Loans and Debt Securities Acquired with Deteriorated Credit Quality) requires that the investor recognize the excess of the loan’s cash flows expected at acquisition over the investor’s initial investment as interest income on the level-yield basis over the remaining life of the purchased loan (“accretable yield”). ASC 310-30, however, does not prohibit placing loans on non-accrual status subsequent to acquisition, including use of the cost recovery or cash basis methods of income recognition when it is not appropriate to recognize the accretable yield, such as when the investor does not have sufficient information to reasonably estimate cash flows expected to be collected to compute the accretable yield.

Purchased loans acquired by the Company and its subsidiaries are generally characterized by extended period of non-performance by the borrower and it is difficult to reliably estimate the amount, timing, or nature of collections. Because such loans are commonly collateralized by real estate, the Company and its subsidiaries may pursue various approaches to maximizing the return from the collateral, including arrangement of borrower’s negotiated transaction of such collateral before foreclosure, the renovation, refurbishment or the sale of such loans to third parties. Accordingly, although the acquired assets may remain loans in legal form, collections on these loans often do not reflect the normal historical experience of collecting delinquent accounts, and the need to tailor individual collateral-realization strategies often makes it difficult to reliably estimate the amount, timing, or nature of collections. Accordingly, the Company and its subsidiaries use the cost recovery method of income recognition for such purchased loans. The total carrying amounts of these purchased loans were ¥122,973 million and ¥111,335 million ( $1,339 million) as of March 31, 2010 and 2011 and the fair value at the acquisition date of purchased loans acquired during fiscal 2010 and 2011 were ¥8,036 million and ¥7,449 million ( $90 million), respectively.

When it is probable that the Company and its subsidiaries will be unable to collect all book value, the Company and its subsidiaries consider purchased loans impaired and a valuation allowance for the excess amount of the book value over the estimated recoverable amount of the loans is provided. For most cases, the recoverable amount is estimated based on the collateral value. Purchased loans for which valuation allowances were provided amounted to ¥24,021 million and ¥36,685 million ( $441 million) as of March 31, 2010 and 2011.

Changes in the allowance for uncollectible accounts relating to the purchased loans for fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Beginning balance	¥8,579	¥9,520	¥12,421	$149
Provision charged to income	1,615	3,481	5,261	63
Charge-offs	(462)	(609)	(230)	(2)
Other*	(212)	29	3	0

Ending balance	¥9,520	¥12,421	¥17,455	$210

*	Other includes foreign currency translation adjustments.

The above-mentioned amounts are included in the allowance for doubtful receivables on direct financing leases and probable loan losses (see Note 8).

Credit Quality of Financing Receivables and the Allowance for Credit Losses	12 Months Ended
Mar. 31, 2011
Credit Quality of Financing Receivables and the Allowance for Credit Losses

8. Credit Quality of Financing Receivables and the Allowance for Credit Losses

Changes in the allowance for doubtful receivables on direct financing leases and probable loan losses for fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Beginning balance	¥102,007	¥158,544	¥157,523	$1,894
Effect of the application of the new accounting standards*1	0	0	32,181	387
Beginning balance after the application of the new accounting standards	¥102,007	¥158,544	¥189,704	$2,281
Provision charged to income	76,985	71,529	31,122	374
Charge-offs	(21,027)	(60,412)	(61,829)	(743)
Recoveries	1,296	2,615	175	2
Other*2	(717)	(14,753)	(5,022)	(60)

Ending balance	¥158,544	¥157,523	¥154,150	$1,854

*1	This effect results from our application of the new accounting standards for consolidation of VIEs under ASU 2009-16 and ASU 2009-17, effective April 1, 2010.
*2	Other includes foreign currency translation adjustments, amounts reclassified to discontinued operations and decrease in allowance related to sales of subsidiaries.

The balance of the allowance broken down into investment in direct financing leases and installment loans at March 31, 2010 and 2011 is as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Balance of allowance related to:
Investment in direct financing leases	¥23,969	¥21,201	$255
Installment loans	133,554	132,949	1,599

Total	¥157,523	¥154,150	$1,854

The recorded investments in loans considered impaired are ¥348,143 million and ¥312,031 million ( $3,753 million) as of March 31, 2010 and 2011, respectively. Of these amounts, it was determined that a valuation allowance was required with respect to loans which had outstanding balances of ¥268,145 million and ¥243,749 million ( $2,931 million) as of March 31, 2010 and 2011, respectively. For such loans, the Company and its subsidiaries recorded a valuation allowance of ¥100,255 million and ¥97,323 million ( $1,170 million) as of March 31, 2010 and 2011, respectively. This valuation allowance is included in the allowance for doubtful receivables on direct financing leases and probable loan losses in the accompanying consolidated balance sheets. The recorded investments in loans considered impaired above include purchased loans considered impaired as described in Note 7.

As of March 31, 2010 and 2011, the balances of direct financing leases on non-accrual status were ¥25,682 million and ¥22,787 million ( $274 million), and the balances of smaller-balance homogeneous loans on non-accrual status were ¥12,321 million and ¥15,096 million ( $182 million), respectively.

The Company and its subsidiaries adopted Accounting Standards Update 2010-20 (“Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”—ASC 310 (“Receivables”)) issued in July 2010. This Update enhances disclosures about the credit quality of financing receivables and the allowance for credit losses, and requires an entity to provide the following information disaggregated by portfolio segment and class of financing receivable.

Allowance for credit losses—by portfolio segment

Credit quality of financing receivables—by class

•	Impaired loans

•	Credit quality indicators

•	Non-accrual and past-due financing receivables

A portfolio segment is defined as the level at which an entity develops and documents a systematic methodology to determine its allowance for credit losses. The Company and its subsidiaries classify our portfolio segments by instruments of loans and direct financing leases. Classes of financing receivables are determined based on the initial measurement attribute, risk characteristics of the financing receivables and the method for monitoring and assessing obligors’ credit risk, and are defined as the level of detail necessary for a financial statement user to understand the risks inherent in the financing receivables. Classes of financing receivables generally are a disaggregation of a portfolio segment, and the Company and its subsidiaries disaggregate our portfolio segments into classes by regions, instruments or industries of our debtors.

The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010.

The following table provides information about the allowance for credit losses as of March 31, 2011:

	March 31, 2011
	Millions of yen
	Loans
		Corporate
	Consumer	Non-recourse loans	Other	Purchased loans*	Direct financing leases	Total
Allowance for Credit Losses:
Ending Balance	¥17,096	¥27,426	¥70,972	¥17,455	¥21,201	¥154,150

Individually Evaluated for Impairment	3,016	23,123	55,170	16,014	0	97,323
Not Individually Evaluated for Impairment	14,080	4,303	15,802	1,441	21,201	56,827

Financing receivables:
Ending Balance	¥840,419	¥952,573	¥1,065,119	¥111,335	¥830,853	¥3,800,299

Individually Evaluated for Impairment	8,312	73,029	194,005	36,685	0	312,031
Not Individually Evaluated for Impairment	832,107	879,544	871,114	74,650	830,853	3,488,268

*	Purchased loans represent loans with evidence of deterioration of credit quality since origination and for which it is probable at acquisition that collection of all contractually required payments from the debtors is unlikely in accordance with ASC 310-30 (“Receivables—Loans and Debt Securities Acquired with Deteriorated Credit Quality”).

	March 31, 2011
	Millions of U.S. dollars
	Loans
		Corporate
	Consumer	Non-recourse loans	Other	Purchased loans*	Direct financing leases	Total
Allowance for Credit Losses:
Ending Balance	$206	$329	$854	$210	$255	$1,854

Individually Evaluated for Impairment	36	278	663	193	0	1,170
Not Individually Evaluated for Impairment	170	51	191	17	255	684

Financing receivables:
Ending Balance	$10,108	$11,456	$12,809	$1,339	$9,992	$45,704

Individually Evaluated for Impairment	100	879	2,333	441	0	3,753
Not Individually Evaluated for Impairment	10,008	10,577	10,476	898	9,992	41,951

In developing the allowance for credit losses, the Company and its subsidiaries consider, among other things, the following factors:

•	business characteristics and financial conditions of obligors;

•	current economic conditions and trends;

•	prior charge-off experience;

•	current delinquencies and delinquency trends; and

•	value of underlying collateral and guarantees.

The Company and its subsidiaries individually develop the allowance for credit losses for impaired loans. For non-impaired loans, including loans that are not individually evaluated for impairment, and direct financing leases, the Company and its subsidiaries evaluate prior charge-off experience as segmented by debtor’s industry and the purpose of the loans and develop the allowance for credit losses based on such prior charge-off experience as well as current economic conditions.

In common with all portfolio segments, a deterioration of debtors’ condition may increase the risk of delay in payments of principal and interest. For loans to consumer borrowers, the amount of the allowance for credit losses is changed by the variation of individual debtors’ creditworthiness and value of underlying collateral and guarantees. For loans to corporate other borrowers and direct financing leases, the amount of the allowance for credit losses is changed by current economic conditions and trends, the value of underlying collateral and guarantees, and the prior charge-off experience in addition to the debtors’ creditworthiness.

The decline of the value of underlying collateral and guarantees may increase the risk of inability to collect from the loans. Particularly for non-recourse loans for which cash flow from real estate is the source of repayment, their collection depends on the real estate collateral value, which may decline as a result of decrease in liquidity of the real estate market, rise in vacancy rate of rental properties, fall in rents and other factors. These risks may change the amount of the allowance for credit losses. For purchased loans, their collection may decrease due to a decline in the real estate collateral value and debtors’ creditworthiness. Thus, these risks may change the amount of the allowance for credit losses.

In common with all portfolio segments, the Company and its subsidiaries charge off doubtful receivables when the likelihood of any future collection is believed to be minimal based upon an evaluation of the relevant debtors’ creditworthiness and the liquidation status of collateral.

The following table provides information about the impaired loans as of March 31, 2011:

	March 31, 2011
	Millions of Yen
	Class	Loans Individually Evaluated for Impairment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded *1:		¥68,282	¥68,183	¥0
Consumer borrowers	Housing loans	2,259	2,259	0
	Other	0	0	0
Corporate borrowers		66,023	65,924	0
Non-recourse loans	Japan	9,465	9,443	0
	U.S	4,579	4,579	0
Other	Real estate companies	14,532	14,516	0
	Entertainment companies	17,080	17,031	0
	Other	20,367	20,355	0
Purchased loans		0	0	0
With an allowance recorded *2:		243,749	242,843	97,323
Consumer borrowers	Housing loans	6,053	6,052	3,016
	Other	0	0	0
Corporate borrowers		201,011	200,106	78,293
Non-recourse loans	Japan	11,953	11,895	4,421
	U.S	47,032	46,786	18,702
Other	Real estate companies	79,075	78,808	30,552
	Entertainment companies	12,517	12,486	4,114
	Other	50,434	50,131	20,504
Purchased loans		36,685	36,685	16,014

Total:		¥312,031	¥311,026	¥97,323

Consumer borrowers		8,312	8,311	3,016

Corporate borrowers		267,034	266,030	78,293

Non-recourse loans		73,029	72,703	23,123

Other		194,005	193,327	55,170

Purchased loans		36,685	36,685	16,014

*1	“With no related allowance recorded” represents impaired loans with no allowance for credit losses as all amounts due are considered to be collectible.
*2	“With an allowance recorded” represents impaired loans with the allowance for credit losses as all or a part of the amounts due are not considered to be collectible.

	March 31, 2011
	Millions of U.S. dollars
	Class	Loans Individually Evaluated for Impairment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded*1:		$822	$820	$0
Consumer borrowers	Housing loans	27	27	0
	Other	0	0	0
Corporate borrowers		795	793	0
Non-recourse loans	Japan	114	114	0
	U.S	55	55	0
Other	Real estate companies	175	175	0
	Entertainment companies	205	205	0
	Other	246	244	0
Purchased loans		0	0	0
With an allowance recorded *2:		2,931	2,921	1,170
Consumer borrowers	Housing loans	73	73	36
	Other	0	0	0
Corporate borrowers		2,417	2,407	941
Non-recourse loans	Japan	144	143	53
	U.S	566	563	225
Other	Real estate companies	951	948	367
	Entertainment companies	151	150	49
	Other	605	603	247
Purchased loans		441	441	193

Total:		$3,753	$3,741	$1,170

Consumer borrowers		100	100	36

Corporate borrowers		3,212	3,200	941

Non-recourse loans		879	875	278

Other		2,333	2,325	663

Purchased loans		441	441	193

The Company and its subsidiaries recognize installment loans other than purchased loans and loans to consumer borrowers as impaired loans when principal or interest is past-due 90 days or more, or it is probable that the Company and its subsidiaries will be unable to collect all amounts due according to the contractual terms of the loan agreements due to various debtor conditions, including insolvency filings, suspension of bank transactions, dishonored bills and deterioration of businesses. For non-recourse loans, in addition to these conditions, the Company and its subsidiaries perform an impairment review using financial covenants, acceleration clauses, loan-to-value ratios, and other relevant available information.

For purchased loans, the Company and its subsidiaries recognize them as impaired loans when it is probable that the Company and its subsidiaries will be unable to collect book values of the remaining investment due to factors such as a decline in the real estate collateral value and debtors’ creditworthiness since the acquisition of these loans.

The Company and its subsidiaries consider that loans to consumer borrowers, including housing loans and other, are impaired when terms of these loans are modified in troubled debt restructurings.

Interest payments received on impaired loans other than purchased loans are recorded as interest income unless the collection of the remaining investment is doubtful at which time payments received are recorded as reductions of principal. For purchased loans, although the acquired assets may remain loans in legal form, collections on these loans often do not reflect the normal historical experience of collecting delinquent accounts, and the need to tailor individual collateral-realization strategies often makes it difficult to reliably estimate the amount, timing, or nature of collections. Accordingly, the Company and its subsidiaries use the cost recovery method of income recognition for such purchased loans regardless of whether impairment is recognized or not.

In common with all classes, impaired loans are individually evaluated for a valuation allowance based on the present value of expected future cash flows, the loan’s observable market price or the fair value of the collateral securing the loans if the loans are collateral-dependent. For non-recourse loans, in principle, the estimated collectible amount is determined based on the fair value of the collateral securing the loans as they are collateral-dependent. Further for certain non-recourse loans, the estimated collectible amount is determined based on the present value of expected future cash flows. The fair value of the real estate collateral securing the loans is determined using appraisals prepared by independent third-party appraisers or our own staff of qualified appraisers based on recent transactions involving sales of similar assets or other valuation techniques such as discount cash flow methodology. Non-recourse loans in the U.S. consist mainly of commercial mortgage loans held by the newly consolidated VIEs resulting from the application of new accounting standards in this fiscal year relating to the consolidation of VIEs (see Note 1 “Significant Accounting and Reporting Policies” and Note 11 “Variable Interest Entities”). For impaired purchased loans, the Company and its subsidiaries develop the allowance for credit losses based on the difference between the book value and the estimated collectible amount of such loans.

The average recorded investments in impaired loans for fiscal 2009, 2010 and 2011 were ¥317,911 million, ¥402,868 million and ¥368,539 million ( $4,432 million), respectively. The Company and its subsidiaries recognized interest income on impaired loans of ¥15,482 million, ¥7,875 million and ¥4,225 million ( $51 million), and collected in cash interest on impaired loans of ¥9,421 million, ¥4,841 million and ¥3,592 million ( $43 million) in fiscal 2009, 2010 and 2011, respectively.

The following table provides information about the credit quality indicators as of March 31, 2011:

	March 31, 2011
	Millions of yen
			Non-performing
	Class	Performing	Loans individually evaluated for impairment	90+ days past-due loans not individually evaluated for impairment	Subtotal	Total
Consumer borrowers	Housing loans	¥807,194	¥8,312	¥9,972	¥18,284	¥825,478
	Other	14,876	0	65	65	14,941
Corporate borrowers		1,750,658	267,034	0	267,034	2,017,692
Non-recourse loans	Japan	282,222	21,418	0	21,418	303,640
	U.S	597,322	51,611	0	51,611	648,933
Other	Real estate companies	292,607	93,607	0	93,607	386,214
	Entertainment companies	115,876	29,597	0	29,597	145,473
	Other	462,631	70,801	0	70,801	533,432
Purchased loans		74,650	36,685	0	36,685	111,335
Direct financing leases	Japan	624,919	0	17,908	17,908	642,827
	Overseas	183,147	0	4,879	4,879	188,026

Total		¥3,455,444	¥312,031	¥32,824	¥344,855	¥3,800,299

	March 31, 2011
	Millions of U.S. dollars
			Non-performing
	Class	Performing	Loans individually evaluated for impairment	90+ days past-due loans not individually evaluated for impairment	Subtotal	Total
Consumer borrowers	Housing loans	$9,708	$100	$120	$220	$9,928
	Other	179	0	1	1	180
Corporate borrowers		21,053	3,212	0	3,212	24,265
Non-recourse loans	Japan	3,394	258	0	258	3,652
	U.S	7,183	621	0	621	7,804
Other	Real estate companies	3,519	1,126	0	1,126	4,645
	Entertainment companies	1,394	356	0	356	1,750
	Other	5,563	851	0	851	6,414
Purchased loans		898	441	0	441	1,339
Direct financing leases	Japan	7,516	0	215	215	7,731
	Overseas	2,202	0	59	59	2,261

Total		$41,556	$3,753	$395	$4,148	$45,704

In common with all classes, the Company and its subsidiaries monitor the credit quality indicators as performing and non-performing assets. The category of non-performing assets includes financing receivables for debtors who have filed for insolvency proceedings, whose bank transactions are suspended, whose bills are dishonored, whose businesses have deteriorated, or whose repayment is past-due 90 days or more, and performing assets include all other financing receivables.

Out of non-performing assets presented above, the Company and its subsidiaries consider smaller balance homogeneous loans, including housing loans which are not restructured and direct financing leases, as 90 days or more past-due financing receivables not individually evaluated for impairment, and consider the others as loans individually evaluated for impairment. After the Company and its subsidiaries have set aside provision for those non-performing assets, the Company and its subsidiaries continue to monitor at least on a quarterly basis the quality of any underlying collateral, the status of management of the debtors and other important factors in order to report to management and develop additional provision as necessary.

The following table provides information about the non-accrual and past-due financing receivables as of March 31, 2011:

	March 31, 2011
	Millions of yen
		Past-Due Financing Receivables
	Class	30-89 Days Past-Due	90 Days or More Past-Due	Total Past-Due	Total Financing Receivables	Non-Accrual
Consumer borrowers	Housing loans	¥4,119	¥15,031	¥19,150	¥825,478	¥15,031
	Other	0	65	65	14,941	65
Corporate borrowers		120,127	125,826	245,953	2,017,692	125,826
Non-recourse loans	Japan	5,697	9,925	15,622	303,640	9,925
	U.S	97,114	19,747	116,861	648,933	19,747
Other	Real estate companies	4,556	54,566	59,122	386,214	54,566
	Entertainment companies	3,093	5,487	8,580	145,473	5,487
	Other	9,667	36,101	45,768	533,432	36,101
Direct financing leases	Japan	3,307	17,908	21,215	642,827	17,908
	Overseas	2,500	4,879	7,379	188,026	4,879

Total		¥130,053	¥163,709	¥293,762	¥3,688,964	¥163,709

	March 31, 2011
	Millions of U.S. dollars
	Class	Past-Due Financing Receivables
		30-89 Days Past-Due	90 Days or More Past-Due	Total Past Due	Total Financing Receivables	Non-Accrual
Consumer borrowers	Housing loans	$50	$181	$231	$9,928	$181
	Other	0	1	1	180	1
Corporate borrowers		1,444	1,513	2,957	24,265	1,513
Non-recourse loans	Japan	69	119	188	3,652	119
	U.S	1,168	237	1,405	7,804	237
Other	Real estate companies	55	656	711	4,645	656
	Entertainment companies	37	66	103	1,750	66
	Other	115	435	550	6,414	435
Direct financing leases	Japan	40	215	255	7,731	215
	Overseas	30	59	89	2,261	59

Total		$1,564	$1,969	$3,533	$44,365	$1,969

In common with all classes, the Company and its subsidiaries consider financing receivables as past-due financing receivables when principal or interest is past-due 30 days or more. Loans whose terms have been modified are not classified as past-due financing receivables if the principals and interests are not past-due 30 days or more in accordance with the modified terms.

The Company and its subsidiaries suspend accruing revenues on past-due installment loans and direct financing leases when principal or interest is past-due 90 days or more, or earlier, if management determines that their collections are doubtful based on factors such as individual debtors’ creditworthiness, historical loss experience, current delinquencies and delinquency trends.

Cash repayments received on non-accrual loans are applied first against past due interest and then any surpluses are applied to principal in view of the conditions of the contract and obligors. The Company and its subsidiaries return to accrual status non-accrual loans and lease receivables when it becomes certain that the Company and its subsidiaries will be able to collect all amounts due according to the contractual terms of these loans and receivables, as evidenced by continual payments from the debtors.

Investment in Securities	12 Months Ended
Mar. 31, 2011
Investment in Securities

9. Investment in Securities

Investment in securities at March 31, 2010 and 2011 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Trading securities	¥49,596	¥71,991	$866
Available-for-sale securities	845,234	883,410	10,624
Held-to-maturity securities	43,732	43,695	526
Other securities	165,596	176,285	2,120

Total	¥1,104,158	¥1,175,381	$14,136

Gains and losses realized from the sale of trading securities and net unrealized holding gains (losses) on trading securities are included in net gains (losses) on investment securities, (see Note 22).

For fiscal 2009, 2010 and 2011, net unrealized holding gains and losses on trading securities were losses of ¥13,065 million, gains of ¥7,211 million and gains of ¥2,065 million ( $25 million), respectively.

During fiscal 2009 and 2010, the Company and its subsidiaries sold available-for-sale securities for aggregate proceeds of ¥242,702 million and ¥181,033 million, respectively, resulting in gross realized gains of ¥8,266 million and ¥7,547 million, respectively, and gross realized losses of ¥4,932 million and ¥640 million, respectively. During fiscal 2011, the Company and its subsidiaries sold available-for-sale securities for aggregate proceeds of ¥340,634 million ( $4,095 million), resulting in gross realized gains of ¥5,579 million ( $67 million) and gross realized losses of ¥712 million ( $8 million). The cost of the securities sold was based on the average cost of each such security held at the time of the sale.

During fiscal 2009, 2010 and 2011, the Company and its subsidiaries charged losses on securities of ¥18,574 million, ¥23,634 million and ¥21,749 million ( $262 million), respectively, to the accompanying consolidated statements of income for declines in market value of securities where the decline was considered as other than temporary.

Other securities consist mainly of non-marketable equity securities, preferred capital shares carried at cost and investment funds carried at an amount that reflects equity income and loss based on the investor’s share.

The aggregate carrying amount of other securities accounted for under the cost method totaled ¥72,347 million and ¥67,366 million ( $810 million) at March 31, 2010 and 2011. Investments with an aggregate cost of ¥62,208 million and ¥63,590 million ( $765 million) were not evaluated for impairment because the Company and its subsidiaries did not identify any events or changes in circumstances that might have had significant adverse effect on the fair value of those investments and it was not practicable to estimate the fair value of the investments.

The amortized cost basis amounts, gross unrealized holding gains, gross unrealized holding losses and fair values of available-for-sale securities and held-to-maturity securities in each major security type at March 31, 2010 and 2011 are as follows:

March 31, 2010

	Millions of yen
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Japanese and foreign government bond securities	¥146,007	¥624	¥(178)	¥146,453
Japanese prefectural and foreign municipal bond securities	19,238	69	(60)	19,247
Corporate debt securities	199,937	910	(1,556)	199,291
Specified bonds issued by SPEs in Japan	249,696	303	(3,694)	246,305
CMBS and RMBS in the U.S., and other asset-backed securities	146,820	10,759	(8,221)	149,358
Equity securities	71,491	16,734	(3,645)	84,580

	833,189	29,399	(17,354)	845,234

Held-to-maturity:
Japanese government bond securities	43,732	0	(715)	43,017

	¥876,921	¥29,399	¥(18,069)	¥888,251

March 31, 2011

	Millions of yen
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Japanese and foreign government bond securities	¥168,818	¥696	¥(169)	¥169,345
Japanese prefectural and foreign municipal bond securities	34,907	153	(92)	34,968
Corporate debt securities	292,836	1,287	(2,091)	292,032
Specified bonds issued by SPEs in Japan	225,393	46	(3,125)	222,314
CMBS and RMBS in the U.S., and other asset-backed securities	93,416	3,819	(3,855)	93,380
Equity securities	48,415	25,229	(2,273)	71,371

	863,785	31,230	(11,605)	883,410

Held-to-maturity:
Japanese government bond securities	43,695	412	0	44,107

	¥907,480	¥31,642	¥(11,605)	¥927,517

March 31, 2011

	Millions of U.S. dollars
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Japanese and foreign government bond securities	$2,030	$8	$(1)	$2,037
Japanese prefectural and foreign municipal bond securities	420	1	(1)	420
Corporate debt securities	3,522	15	(25)	3,512
Specified bonds issued by SPEs in Japan	2,711	1	(38)	2,674
CMBS and RMBS in the U.S., and other asset-backed securities	1,123	47	(47)	1,123
Equity securities	582	303	(27)	858

	10,388	375	(139)	10,624

Held-to-maturity:
Japanese government bond securities	526	5	0	531

	$10,914	$380	$(139)	$11,155

According to ASC 320-10-35-34 (“Investments—Debt and Equity Securities—Recognition of Other-Than-Temporary Impairments”), non-credit components of other-than-temporary impairments of ¥1,638 million and ¥392 million ( $5 million), were included in the unrealized losses of CMBS and RMBS in the United States, and other asset-backed securities at March 31, 2010 and 2011, respectively.

The following table provides information about available-for-sale securities and held-to-maturity securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of March 31, 2010 and 2011, respectively:

March 31, 2010

	Millions of yen
	Less than 12 months		12 months or more		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Available-for-sale:
Japanese and foreign government bond securities	¥81,432	¥(99)	¥4,768	¥(79)	¥86,200	¥(178)
Japanese prefectural and foreign municipal bond securities	12,480	(60)	0	0	12,480	(60)
Corporate debt securities	88,305	(484)	26,100	(1,072)	114,405	(1,556)
Specified bonds issued by SPEs in Japan	30,189	(1,041)	83,024	(2,653)	113,213	(3,694)
CMBS and RMBS in the U.S., and other asset-backed securities	17,578	(2,141)	65,070	(6,080)	82,648	(8,221)
Equity securities	17,875	(2,739)	4,822	(906)	22,697	(3,645)

	247,859	(6,564)	183,784	(10,790)	431,643	(17,354)

Held-to-maturity:
Japanese government bond securities	43,017	(715)	0	0	43,017	(715)

	¥290,876	¥(7,279)	¥183,784	¥(10,790)	¥474,660	¥(18,069)

March 31, 2011

	Millions of yen
	Less than 12 months		12 months or more		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Available-for-sale:
Japanese and foreign government bond securities	¥63,438	¥(169)	¥0	¥0	¥63,438	¥(169)
Japanese prefectural and foreign municipal bond securities	22,444	(92)	0	0	22,444	(92)
Corporate debt securities	184,185	(2,071)	1,980	(20)	186,165	(2,091)
Specified bonds issued by SPEs in Japan	49,180	(2,025)	49,398	(1,100)	98,578	(3,125)
CMBS and RMBS in the U.S., and other asset-backed securities	6,660	(853)	27,276	(3,002)	33,936	(3,855)
Equity securities	11,196	(1,470)	4,891	(803)	16,087	(2,273)

	¥337,103	¥(6,680)	¥83,545	¥(4,925)	¥420,648	¥(11,605)

March 31, 2011

	Millions of U.S. dollars
	Less than 12 months		12 months or more		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Available-for-sale:
Japanese and foreign government bond securities	$763	$(1)	$0	$0	$763	$(1)
Japanese prefectural and foreign municipal bond securities	270	(1)	0	0	270	(1)
Corporate debt securities	2,215	(25)	24	(0)	2,239	(25)
Specified bonds issued by SPEs in Japan	591	(25)	594	(13)	1,185	(38)
CMBS and RMBS in the U.S., and other asset-backed securities	80	(11)	328	(36)	408	(47)
Equity securities	135	(17)	59	(10)	194	(27)

	$4,054	$(80)	$1,005	$(59)	$5,059	$(139)

Approximately 411 and 449 investment securities were in an unrealized loss position as of March 31, 2010 and 2011, respectively. The gross unrealized losses on these securities are attributable to a number of factors including changes in interest rates, credit spreads and market trends.

For debt securities, in the case of the fair value being below the amortized cost, the Company and its subsidiaries consider that an other-than-temporary impairment has occurred if (1) the Company and its subsidiaries intend to sell the debt security; (2) it is more likely than not that the Company and its subsidiaries will be required to sell the debt security before recovery of its amortized cost basis, or (3) the Company and its subsidiaries do not expect to recover the entire amortized cost of the security (that is, a credit loss exists). In assessing whether a credit loss exists, the Company and its subsidiaries compare the present value of the expected cash flows to the security’s amortized cost basis at the balance sheet date.

Debt securities with unrealized loss position mainly include specified bonds issued by special purpose entities in Japan and CMBS and RMBS.

The unrealized loss associated with specified bonds is primarily due to changes in the market interest rate and risk premium because of deterioration in the domestic real estate market and the credit crunch in the capital and financial markets. Considering all available information to assess the collectibility of those investments (such as performance and value of the underlying real estate, and seniority of the bonds), the Company and its subsidiaries believe that the Company and its subsidiaries are able to recover the entire amortized cost basis of those investments. Because the Company and its subsidiaries do not intend to sell the investments and it is not more likely than not that the Company and its subsidiaries will be required to sell the investments before recovery of their amortized cost basis, the Company and its subsidiaries do not consider these investments to be other-than-temporarily impaired at March 31, 2011.

The unrealized loss associated with CMBS and RMBS is primarily caused by changes in credit spreads and interest rates. In order to determine whether a credit loss exists, the Company and its subsidiaries estimate the present value of anticipated cash flows, discounted at the current yield to accrete the security. The cash flows are estimated based on a number of assumptions such as default rate and prepayment speed, as well as seniority of the security. Then, a credit loss is assessed by comparing the present value of the expected cash flows to the security’s amortized cost basis. Based on that assessment, the Company and its subsidiaries expect to recover the entire amortized cost basis. Because the Company and its subsidiaries do not intend to sell the investments and it is not more likely than not that the Company and its subsidiaries will be required to sell the investments before recovery of their amortized cost basis, the Company and its subsidiaries do not consider these investments to be other-than-temporarily impaired at March 31, 2011.

For equity securities with unrealized losses, the Company and its subsidiaries consider various factors to determine whether the decline is other-than-temporary, including the length of time and the extent to which the fair value has been less than the carrying value and the issuer’s specific economic conditions as well as the ability and intent to hold these securities for a period of time sufficient to recover the securities’ carrying amounts. Based on our ongoing monitoring process, the Company and its subsidiaries do not consider these investments to be other-than-temporarily impaired at March 31, 2011.

The total other-than-temporary impairment with an offset for the amount of the total other-than-temporary impairment recognized in other comprehensive income (loss) for fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Total other-than-temporary impairment losses	¥20,060	¥26,057	¥22,212	$267
Portion of loss recognized in other comprehensive income (before taxes)	(1,486)	(2,423)	(463)	(5)

Net impairment losses recognized in earnings	¥18,574	¥23,634	¥21,749	$262

Other-than-temporary impairment losses related to debt securities are recognized mainly on certain specified bonds, which have experienced credit losses due to significant decline in the value of the underlying assets, as well as on certain mortgage-backed and other asset-backed securities, which have experienced credit losses due to a decrease in cash flows attributable to significant default and bankruptcies on the underlying loans. Because the Company and its subsidiaries do not intend to sell these securities and it is not more likely than not that the Company and its subsidiaries will be required to sell these securities before recovery of their amortized cost basis, the Company and its subsidiaries charged only the credit loss component of the total impairment to earnings with the remaining non-credit component recognized in other comprehensive income (loss). The credit loss assessment was made by comparing the securities’ amortized cost basis with the portion of the estimated fair value of the underlying assets available to repay the specified bonds, or with the present value of the expected cash flows from the mortgage-backed and other asset- backed securities, that were estimated based on a number of assumptions such as default rate and prepayment speed, as well as seniority of the security.

Roll-forwards of the amount related to credit losses on other-than-temporarily impaired debt securities recognized in earnings for fiscal 2010 and 2011 are as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Beginning	¥906	¥5,016	$60
Reduction to the beginning balance *	0	(1,810)	(21)
Beginning after reduction	0	3,206	39
Addition during the period:
Credit loss for which an other-than-temporary impairment was not previously recognized	3,744	7,292	88
Credit loss for which an other-than-temporary impairment was previously recognized	366	736	9
Reduction during the period:
For securities sold or redeemed	0	(307)	(4)
Due to change in intent to sell or requirement to sell	0	(1,905)	(23)

Ending	¥5,016	¥9,022	$109

*	Cumulative effects of adopting Accounting Standards Update 2009-16 (ASC860 (“Transfers and Servicing”) (FASB Statement No. 166 (“Accounting for Transfers of Financial Assets—an amendment of FASB Statement No.140”))), and Accounting Standards Update 2009-17 (ASC810 (“Consolidation”) (FASB Statement No. 167 (“Amendment of FASB Interpretation No.46(R),” ASC810-10 (“Consolidation—Variable Interest Entities”)))) have been deducted from the beginning balance.

The Company and its subsidiaries adopted Accounting Standards Update 2009-12 (“Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)—ASC 820 (“Fair Value Measurements and Disclosures”)”). Under ASC 820, the information about the fund investments the Company and its subsidiaries hold at March 31, 2010 and 2011, respectively are as follows:

March 31, 2010 and 2011

Type of Fund Investment	2010 (Millions of Yen)	2011 (Millions of Yen)	2011 (Millions of U.S. dollars)	Redemption Frequency (If Currently Eligible)	Redemption Notice Period
Hedge Fund*	¥14,692	¥10,023	$121	Monthly – Quarterly	10 days – 45 days

Total	¥14,692	¥10,023	$121	—	—

*	This category includes several hedge funds that seek profits using investment strategies such as managed futures, global macro and relative value. The fair value of the investments in this category is calculated based on the net asset value of the investees.

The following is a summary of the contractual maturities of debt securities classified as available-for-sale securities and held-to-maturity securities held at March 31, 2011:

Available-for-sale securities held at March 31, 2011:

	Millions of yen		Millions of U.S. dollars
	Amortized cost	Fair value	Amortized cost	Fair value
Due within one year	¥185,404	¥185,404	$2,230	$2,230
Due after one to five years	422,260	419,450	5,078	5,044
Due after five to ten years	150,967	150,362	1,816	1,809
Due after ten years	56,739	56,823	682	683

	¥815,370	¥812,039	$9,806	$9,766

Held-to-maturity securities held at March 31, 2011:

	Millions of yen		Millions of U.S. dollars
	Amortized cost	Fair value	Amortized cost	Fair value
Due after ten years	¥43,695	¥44,107	$526	$531

	¥43,695	¥44,107	$526	$531

Securities not due at a single maturity date, such as mortgage-backed securities, are included in the above table based on their final maturities.

Certain borrowers may have the right to call or prepay obligations. This right may cause actual maturities to differ from the contractual maturities summarized above.

Included in interest on loans and investment securities in the consolidated statements of income is interest income on investment securities of ¥23,758 million, ¥20,436 million and ¥17,690 million ( $213 million) for fiscal 2009, 2010 and 2011, respectively.

A certain foreign subsidiary acquired debt securities with evidence of deterioration of credit quality at the time of acquisition, and those debt securities were probably not able to recover all contractual amounts. In accordance with the provision of ASC 310-30 (Receivables—Loans and Debt Securities Acquired with Deteriorated Credit Quality), the subsidiary determined the expected future cash flows taking into account historical cash collections for debt securities with similar characteristics as well as expected prepayments and the amount and the timing of undiscounted expected principal, interest and other cash flows for each pool of debt securities. Accretable yield represents the excess of expected future cash flows over carrying value of the debt securities, which is recognized as interest income over the remaining life of the debt securities. For a debt security for which the fair value is less than the amortized cost basis, the subsidiary estimates the present value of cash flows expected to be collected from the security and compares it with the amortized cost basis of the security to determine whether a credit loss exists. If, based on current information and events, the subsidiary determines a credit loss exists for that security, an other-than-temporary impairment is considered to have occurred. The subsidiary writes down that security to fair value with the credit loss component of the impairment recognized in earnings and the noncredit component recorded in other comprehensive income (loss), unless the subsidiary intends to sell that security or more likely than not will be required to sell that security before recovery, in which case the entire impairment loss would be charged to earnings. As of March 31, 2010 and 2011, the carrying amount and the nominal value of debt securities acquired with evidence of deterioration of credit quality were ¥11,880 million and ¥7,612 million ( $92 million), and ¥40,605 million and ¥18,090 million ( $218 million), and the outstanding balance of accretable yield was ¥10,420 million and ¥6,202 million ( $75 million) respectively.

Securitization Transactions	12 Months Ended
Mar. 31, 2011
Securitization Transactions

10. Securitization Transactions

The Company and its subsidiaries have securitized various financial assets such as direct financing lease receivables, installment loans (commercial mortgage loans, housing loans and other) and investment in securities.

In the securitization process, these financial assets are transferred to various vehicles (the “SPEs”), such as trusts and special-purpose companies that issue beneficial interests of the securitization trusts and securities backed by the financial assets to investors. The cash flows collected from these assets transferred to the SPEs are then used to repay these asset-backed beneficial interests and securities. As the transferred assets are isolated from the Company and its subsidiaries, the investors and the SPEs have no recourse to other assets of the Company and its subsidiaries in cases where the debtors or the issuers of the transferred financial assets fail to perform under the original terms of those financial assets. The Company and its subsidiaries often retain interests in the SPEs in the form of the beneficial interest of the securitization trusts. Those interests that continue to be held include interests in the transferred assets and are often subordinate to other tranche(s) of the securitization. Those beneficial interests that continue to be held by the Company and its subsidiaries are subject to credit risk, interest rate risk and prepayment risk on the securitized financial assets. With regards to these subordinated interests that the Company and its subsidiaries retain, they are subordinated to the senior investments and are exposed to different credit and prepayment risks, since they first absorb the risk of the decline in the cash flows from the financial assets transferred to the SPEs for defaults and prepayment of the transferred assets. If there is any excess cash remaining in the SPEs after payment to investors in the securitization of the contractual rate of returns, most of such excess cash is distributed to the Company and its subsidiaries for payments of the subordinated interests.

Until March 31, 2010, the Company and its subsidiaries did not consolidate qualified special-purpose entities (“QSPEs”) meeting certain requirements and the Company and its subsidiaries accounted for the transfer of financial assets to QSPEs as a sale when control over the financial assets was surrendered.

From April 1, 2010, the Company and its subsidiaries apply Accounting Standards Update 2009-16 (ASC860 (“Transfers and Servicing”)). This Update removes the concept of a QSPE and removes the exception from applying ASC 810-10 (“Consolidation—Variable Interest Entities”) to variable interest entities that are QSPEs. This Update also modifies the financial-components approach used in former ASC 860 (“Transfers and Servicing”) and limits the circumstances in which a transferor derecognizes a portion or component of a financial asset. As a result, many SPEs for securitization which had not been consolidated because they met QSPE criteria have been consolidated in accordance with Accounting Standards Update 2009-17 (ASC810 (“Consolidation”)). For further information, see Note 11 “Variable Interest Entities”.

During fiscal 2009 and 2010, certain information with respect to these securitization transactions accounted for as sales is as follows. During fiscal 2011, there was no securitization transaction accounted for as a sale.

	Millions of yen
	2009	2010
Direct financing leases:
Balance sold	¥37,889	¥27,974
Gains (losses) on sales	(365)	331
Interests that continue to be held	17,903	23,207
Installment loans:
Balance sold	5,258	0
Gains on sales	132	0
Interests that continue to be held	148	0

Regarding securitizations of direct financing lease receivables, for fiscal 2009 and 2010, revenues from interests that continue to be held of ¥5,772 million and ¥4,744 million, respectively, are included in revenues from direct financing leases in the consolidated statements of income. Regarding securitizations of installment loans, revenues from interests that continue to be held of ¥1,476 million and ¥1,630 million for fiscal 2009 and 2010, respectively, are included in interest on loans and investment securities in the consolidated statements of income. Regarding securitizations of investment in securities, revenues from interests that continue to be held of ¥3,469 million and ¥2,378 million for fiscal 2009 and 2010, respectively, are included in interest on loans and investment securities in the consolidated statements of income. Due to the adoption of Accounting Standards Update 2009-16 and 2009-17, almost all vehicles used for securitization are now consolidated. As a result, revenues from interests that continue to be held are not disclosed for fiscal 2011 as amounts have been eliminated in consolidation.

As of March 31, 2009, 2010 and 2011, there were no significant servicing assets and liabilities related to the Company and its subsidiaries’ securitization transactions.

Economic assumptions used in measuring the interests that continue to be held related to securitization transactions completed during fiscal 2009 and 2010 are as follows. There are no interests that continue to be held related to securitization transactions completed during fiscal 2011.

	2009		2010
		Installment loans
	Direct financing leases	Commercial mortgage loans	Direct financing leases
	%	%	%
Expected credit loss	1.27-1.52	0.86	1.51-1.55
Discount rate	1.92-11.43	2.60	2.33-4.28
Annual prepayment rate	3.70-6.52	1.15	6.24-6.59

Interests that continue to be held from securitization transactions are recorded in the consolidated balance sheets at March 31, 2010. Key economic assumptions used in measuring the fair value of them, and the impacts of 10% and 20% adverse changes to the assumptions on the fair value are as follows:

March 31, 2010
	Direct financing leases	Installment loans		Investment in securities
		Commercial mortgage loans	Mortgage loans for individuals

Expected credit loss	0.29%-1.62%	0.72%-14.00%	0.74%-1.18%	1.22%-14.00%
Discount rate	1.17%-21.25%	0.22%-9.88%	1.39%-6.33%	0.22%-18.49%
Annual prepayment rate	1.52%-6.66%	2.86%-42.93%	1.56%-5.64%	7.56%-42.93%

	Millions of yen
		Installment loans
	Direct financing leases	Commercial mortgage loans	Mortgage loans for individuals	Investment in securities
Fair value of interests that continue to be held	¥76,136	¥2,830	¥25,930	¥23,258
Book value of the interests that continue to be held	67,028	2,859	22,568	23,601
Weighted average life (in years)	2.0-3.4	0.7	13.9-24.5	0.6-4.2
Expected credit loss:
+10%	376	35	47	50
+20%	756	70	94	143
Discount rate:
+10%	605	6	402	311
+20%	1,198	12	793	608
Prepayment rate:
+10%	57	16	173	2
+20%	117	32	341	4

These sensitivities are hypothetical and should be used with caution. As the amounts indicate, changes in fair value based on a 10% variation in assumptions generally cannot be extrapolated because the relationship of the change in assumption to the change in fair value may not be linear. Also, in the above table, the effect of a variation in a particular assumption on the fair value of the interest that continue to be held is calculated without changing any other assumption; in reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities.

Certain cash flows received from/paid to SPEs for all securitization activities in fiscal 2009 and 2010 are summarized as follows:

	Millions of yen
	2009	2010
Proceeds from new securitizations	¥42,922	¥28,305
Servicing fees received	419	385
Cash flows received on interests that continue to be held	23,740	29,336
Repurchases of ineligible assets	(20,219)	(18,487)

Quantitative information about delinquencies, net credit losses, and components of financial assets sold on securitization and other assets managed together as of March 31, 2010 and 2011 are as follows:

March 31, 2010

	Millions of yen
	Total principal amount of receivables	Principal amount of receivables more than 90 days past-due and impaired loans	Net credit losses
Types of assets:
Direct financing leases	¥883,452	¥25,682	¥8,744
Installment loans	2,575,568	360,464	49,053

Total assets managed or sold on securitization	¥3,459,020	¥386,146	¥57,797

Less: assets sold on securitization	(238,288)

Assets held in portfolio	¥3,220,732

The total assets of direct financing leases and installment loans sold on securitization, as of March 31, 2010, are ¥257,654 million, but the assets of ¥19,366 million, of which the Company and certain subsidiaries’ only continuing involvement is the servicing, are not included in the table above.

The total assets of investment securities sold on securitization, as of March 31, 2010, are ¥31,123 million and are not included in the table above.

March 31, 2011

	Millions of yen			Millions of dollars
	Total principal amount of receivables	Principal amount of receivables more than 90 days past-due and impaired loans	Net credit losses	Total principal amount of receivables	Principal amount of receivables more than 90 days past-due and impaired loans	Net credit losses
Types of assets:
Direct financing leases	¥834,346	¥22,787	¥7,505	$10,034	$274	$90
Installment loans	2,983,164	322,068	54,149	35,877	3,873	651

Total assets managed or sold on securitization	¥3,817,510	¥344,855	¥61,654	$45,911	$4,147	$741

Less: assets sold on securitization	(3,493)			(42)

Assets held in portfolio	¥3,814,017			$45,869

The total assets of direct financing leases and installment loans sold on securitization, as of March 31, 2011, are ¥12,651 million ( $152 million), but the assets of ¥9,158 million ( $110 million), of which the Company and certain subsidiaries’ only continuing involvement is the servicing, are not included in the table above.

There were no investment securities sold on securitization, as of March 31, 2011.

Variable Interest Entities	12 Months Ended
Mar. 31, 2011
Variable Interest Entities

11. Variable Interest Entities

The Company and its subsidiaries use special purpose companies, partnerships and trusts (hereinafter referred to as SPEs) in the ordinary course of business.

These SPEs are not always controlled by voting rights, and there are cases where voting rights do not exist for those SPEs. ASC 810-10 (“Consolidation—Variable Interest Entities”) addresses consolidation by business enterprises of SPEs within the scope of the ASC Section. Generally these SPEs are entities where (a) the total equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support provided by any parties including the equity holders or (b) as a group the holders of the equity investment at risk do not have (1) the ability to make decisions about an entity’s activities that most significantly impact the entity’s economic performance through voting rights or similar rights, or (2) the obligation to absorb the expected losses of the entity or (3) the right to receive the expected residual returns of the entity. Entities within the scope of the ASC Section are called variable interest entities (“VIEs”).

Until March 31, 2010, in accordance with ASC 810-10 before amendment, the Company and its subsidiaries were required to consolidate a VIE as the primary beneficiary if the Company and its subsidiaries had a variable interest to absorb a majority of the VIE’s expected loss or receive a majority of the VIE’s expected residual returns or meet both of these conditions by using quantitative analysis.

Also, until March 31, 2010, if SPEs met the criteria for qualifying special-purpose entity (“QSPE”) status in accordance with ASC 860 (“Transfer and Servicing”) and ASC 810-10 before amendment, the Company and its subsidiaries excluded the QSPE from scope of consolidation.

In June 2009, FASB Statement No. 166 (“Accounting for Transfers of Financial Assets—an amendment of FASB Statement No.140”), which was codified by Accounting Standards Update 2009-16 (ASC860 (“Transfers and Servicing”)) and FASB Statement No. 167 (“Amendment of FASB Interpretation No.46(R)”), which was codified by Accounting Standards Update 2009-17 (ASC 810 (“Consolidation”)), were issued. These Updates remove the concept of a QSPE and remove the exception from applying ASC 810-10 to variable interest entities that are QSPEs and require the Company and its subsidiaries to perform a qualitative analysis to identify the primary beneficiary of all variable interest entities, including QSPEs. The Company and its subsidiaries adopted these Updates on April 1, 2010. The effect of adopting these Updates on our financial conditions at the initial adoption date was an increase of ¥1,147 billion on total assets, and an increase of ¥1,169 billion on total liabilities, respectively, in the consolidated balance sheets. These are mainly included in (f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable, and (g) VIEs for securitization of commercial mortgage loans originated by third parties.

According to these Updates, effective from April 1, 2010, the Company and its subsidiaries are required to perform a qualitative analysis to identify the primary beneficiary of variable interest entities. An enterprise that has both of the following characteristics is considered to be the primary beneficiary who shall consolidate a variable interest entity:

•	The power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance

•

The obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity

All facts and circumstances are taken into consideration when determining whether the Company and its subsidiaries have variable interests that would deem it the primary beneficiary and therefore require consolidation of the VIE. The Company and its subsidiaries make ongoing reassessment of whether they are the primary beneficiaries of a variable interest entity.

The following are the items that the Company and its subsidiaries are considering in a qualitative assessment.

•	Which activities most significantly impact the economic performance of the VIE and who has the power to direct such activities

•	Characteristics of the Company and its subsidiaries’ variable interest or interests and other involvements (including involvement of related parties and de facto agents)

•	Involvement of other variable interest holders

•	The entity’s purpose and design, including the risks that the entity was designed to create and pass through to its variable interest holders

The Company and its subsidiaries generally consider the following types of involvement to be significant, when determining the primary beneficiary.

•	designing the structuring of a transaction

•	providing an equity investment and debt financing

•	being the investment manager, asset manager or servicer and receiving variable fees

•	providing liquidity and other financial support

The Company does not have the power to direct activities of the VIEs that most significantly impact the VIEs’ economic performance, if that power is shared. In that case, the Company and its subsidiaries do not consolidate such VIEs.

Information about VIEs for the Company and its subsidiaries are as follows:

1.	Consolidated VIEs

March 31, 2010 (4)

	Millions of yen
Types of VIEs:	Total assets (1)	Total liabilities (1)	Assets which are pledged as collateral (2)	Commitments (3)
(a) VIEs for liquidating customer assets	¥0	¥0	¥0	¥0
(b) VIEs for acquisition of real estate and real estate development projects for customers	17,817	9,245	10,980	0
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	389,343	102,960	156,922	2,680
(d) VIEs for corporate rehabilitation support business	15,462	0	475	0
(e) VIEs for investment in securities	23,804	9,342	0	1,596
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	292,049	202,224	292,049	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	0	0	0	0
(h) Other VIEs	6,937	0	0	0

Total	¥745,412	¥323,771	¥460,426	¥4,276

March 31, 2011

	Millions of yen
Types of VIEs:	Total assets (1)	Total liabilities (1)	Assets which are pledged as collateral (2)	Commitments (3)
(a) VIEs for liquidating customer assets	¥5,222	¥3,846	¥5,222	¥0
(b) VIEs for acquisition of real estate and real estate development projects for customers	16,051	4,493	5,660	0
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	343,394	120,908	226,319	1,076
(d) VIEs for corporate rehabilitation support business	15,988	142	0	0
(e) VIEs for investment in securities	83,694	13,675	33,169	1,491
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	505,421	352,034	505,421	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	669,375	671,349	660,237	0
(h) Other VIEs	154,176	66,529	139,260	4,140

Total	¥1,793,321	¥1,232,976	¥1,575,288	¥6,707

March 31, 2011

	Millions of U.S. dollars
Types of VIEs:	Total assets (1)	Total liabilities (1)	Assets which are pledged as collateral (2)	Commitments (3)
(a) VIEs for liquidating customer assets	$63	$46	$63	$0
(b) VIEs for acquisition of real estate and real estate development projects for customers	193	54	68	0
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	4,130	1,454	2,722	13
(d) VIEs for corporate rehabilitation support business	192	2	0	0
(e) VIEs for investment in securities	1,007	164	399	18
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	6,078	4,234	6,078	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	8,050	8,074	7,940	0
(h) Other VIEs	1,854	800	1,675	50

Total	$21,567	$14,828	$18,945	$81

Note:	(1) The assets of most VIEs are used only to repay the liabilities of the VIEs, and the creditors of the liabilities of the VIEs have no recourse to other assets of the Company and its subsidiaries.
(2) The assets are pledged as collateral by VIE for financing of the VIE.
(3) This item represents remaining balance of commitments that could require the Company and its subsidiaries to provide investments or loans to the VIE.
(4) Until March 31, 2010, the Company and its subsidiaries had made disclosures according to ASC810-10 before amendment.

2.	Non-consolidated VIEs

March 31, 2010 (4)

	Millions of yen
	Total assets	Carrying amount of the variable interests in the VIEs held by the Company and its subsidiaries		Maximum exposure to loss (5)
Types of VIEs:		Specified bonds and non-recourse loans	Investments
(a) VIEs for liquidating customer assets	¥80,585	¥2,540	¥10,075	¥12,615
(b) VIEs for acquisition of real estate and real estate development projects for customers	622,872	17,323	41,858	106,469
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	0	0	0	0
(d) VIEs for corporate rehabilitation support business	0	0	0	0
(e) VIEs for investment in securities	0	0	0	0
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	0	0	0	0
(g) VIEs for securitization of commercial mortgage loans by third parties	0	0	0	0
(h) Other VIEs	0	0	0	0

Total	¥703,457	¥19,863	¥51,933	¥119,084

March 31, 2011

	Millions of yen
Types of VIEs:	Total assets	Carrying amount of the variable interests in the VIEs held by the Company and its subsidiaries		Maximum exposure to loss (5)
		Specified bonds and non-recourse loans	Investments
(a) VIEs for liquidating customer assets	¥66,710	¥1,073	¥6,979	¥8,052
(b) VIEs for acquisition of real estate and real estate development projects for customers	1,090,147	174,380	52,850	260,935
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	0	0	0	0
(d) VIEs for corporate rehabilitation support business	0	0	0	0
(e) VIEs for investment in securities	1,143,069	0	22,349	37,287
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	0	0	0	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	2,535,037	4,000	25,493	31,478
(h) Other VIEs	83,811	697	3,132	3,829

Total	¥4,918,774	¥180,150	¥110,803	¥341,581

March 31, 2011

	Millions of U.S. dollars
Types of VIEs:	Total assets	Carrying amount of the variable interests in the VIEs held by the Company and its subsidiaries		Maximum exposure to loss (5)
		Specified bonds and non-recourse loans	Investments
(a) VIEs for liquidating customer assets	$802	$13	$84	$97
(b) VIEs for acquisition of real estate and real estate development projects for customers	13,111	2,097	635	3,138
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	0	0	0	0
(d) VIEs for corporate rehabilitation support business	0	0	0	0
(e) VIEs for investment in securities	13,747	0	269	449
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	0	0	0	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	30,487	48	307	378
(h) Other VIEs	1,008	9	38	46

Total	$59,155	$2,167	$1,333	$4,108

Note:	(5) Maximum exposure to loss includes remaining balance of commitments that could require the Company and its subsidiaries to provide investments or loans to the VIE.

(a) VIEs for liquidating customer assets

The Company and its subsidiaries may use VIEs in structuring financing for customers to liquidate specific customer assets. The VIEs are typically used to provide a structure that is bankruptcy remote with respect to the customer and the use of VIE structure is requested by such customer. Such VIEs typically acquire assets to be liquidated from the customer, borrow non-recourse loans from financial institutions and have an equity investment made by the customer. By using cash flows from the liquidated assets, these VIEs repay the loan and pay dividends to equity investors if sufficient funds exist.

The Company and its subsidiaries provide non-recourse loans to such VIEs and occasionally make investments in them. The Company and its subsidiaries have consolidated some of those VIEs because the Company or its subsidiary effectively controls the VIEs by acting as the asset manager of the VIEs. Assets of the consolidated VIEs are mainly included in investment in operating leases in the consolidated balance sheets. Liabilities of the consolidated VIEs are mainly included in long-term debt in the consolidated balance sheets.

With respect to the variable interests of non-consolidated VIEs, which the Company and its subsidiaries have, non-recourse loans are included in installment loans, and investments are mainly included in other operating assets in the consolidated balance sheets.

(b) VIEs for acquisition of real estate and real estate development projects for customers

Customers and the Company and its subsidiaries are involved with VIEs formed to acquire real estate and/or develop real estate projects. In each case, a customer establishes and makes an equity investment in a VIE that is designed to be bankruptcy remote from the customer. The VIEs acquire real estate and/or develop real estate projects.

The Company and its subsidiaries provide non-recourse loans to such VIEs and hold specified bonds issued by them and/or make investments in them. The Company and its subsidiaries have consolidated some of those VIEs because the Company or its subsidiary effectively controls the VIEs by acting as the asset manager of the VIEs. Assets of the consolidated VIEs are mainly included in cash and cash equivalents, investment in operating leases and other operating assets in the consolidated balance sheets. Liabilities of those consolidated VIEs are mainly included in long-term debt in the consolidated balance sheets.

With respect to the variable interests of non-consolidated VIEs, which the Company and its subsidiaries have, specified bonds are included in investment in securities, non-recourse loans are included in installment loans, and investments are mainly included in other operating assets and investment in securities in the consolidated balance sheets. The Company and its subsidiaries have commitment agreements by which the Company and its subsidiaries might be required to provide additional investment in certain non-consolidated VIEs, as long as the agreed-upon terms are met. Under these agreements, the Company and its subsidiaries are committed to invest in these VIEs with the other investors based on their respective ownership percentages.

In some cases, the Company and its subsidiaries concluded that the VIEs are not consolidated because the power to direct these VIEs is shared among multiple unrelated parties.

(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business

The Company and its subsidiaries establish VIEs and acquire real estate to borrow non-recourse loans from financial institutions and simplify the administration activities necessary for the real estate. The Company and its subsidiaries have consolidated such VIEs even though the Company and its subsidiaries may not have voting rights if substantially all of such VIEs’ subordinated interests are issued to the Company and its subsidiaries, and therefore the VIEs are controlled by and for the benefit of the Company and its subsidiaries.

The Company and its subsidiaries contributed additional funding to certain non-consolidated VIEs to support their repayment, since those VIEs had difficulty repaying debt and accounts payable. The amount of those additional fundings for the years ended March 31, 2010 and 2011 were ¥5,148 million and ¥14,613 million ( $176 million), respectively. As a result, the Company and its subsidiaries performed the reassessment and consolidated those VIEs.

Assets of the consolidated VIEs are mainly included in investment in operating leases, cash and cash equivalents and other assets in the consolidated balance sheets. Liabilities of those consolidated VIEs are mainly included in long-term debt in the consolidated balance sheets. The Company has commitment agreements by which the Company might be required to make an additional investment in certain such consolidated VIEs.

(d) VIEs for corporate rehabilitation support business

Financial institutions, the Company and its subsidiary are involved with VIEs established for the corporate rehabilitation support business. VIEs receive the funds from investors including the financial institutions, the Company and the subsidiary, and purchase loan receivables due from borrowers which have financial problems, but that are deemed to have the potential to recover in the future. The servicing operations for the VIEs are conducted by the subsidiary.

The Company and its subsidiary consolidated such VIEs since the Company and the subsidiary have the majority of the investment share of such VIEs, and have the power to direct the activities of the VIEs that most significantly impact the entities’ economic performance through the servicing operations.

Assets of the consolidated VIEs are mainly included in installment loans in the consolidated balance sheets. Liabilities of those consolidated VIEs are mainly included in accrued expenses in the consolidated balance sheets.

(e) VIEs for investment in securities

The Company and its subsidiaries have interests in VIEs that are investment funds and mainly invest in equity and debt securities. Such VIEs are managed mainly by fund management companies that are independent of the Company and its subsidiaries.

The Company consolidated certain such VIEs since the Company has the majority of the investment share of them, and has the power to direct the activities of those VIEs that most significantly impact the entities’ economic performance through involvement with the design of the VIEs and/or other means.

Assets of the consolidated VIEs are mainly included in investment in securities, other receivables and investment in affiliates in the consolidated balance sheets. Liabilities of those consolidated VIEs are mainly included in short-term debt and long-term debt in the consolidated balance sheets. The Company has commitment agreements by which the Company might be required to make additional investment in certain such consolidated VIEs.

Variable interests of non-consolidated VIEs, which the Company and its subsidiaries have, are included in investment in securities. The Company has commitment agreement by which the Company might be required to make additional investment in certain such non-consolidated VIEs.

(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable

The Company and its subsidiaries use VIEs to securitize financial assets such as direct financing leases receivable and loans receivable. In the securitization process, these financial assets are transferred to SPEs, and the SPEs issue beneficial interests or securities backed by the transferred financial assets to investors. After the securitization, the Company and its subsidiaries continue to hold a subordinated part of the securities, and take a role as a servicer.

The Company and its subsidiaries consolidated such VIEs since the Company and its subsidiaries have the power to direct the activities that most significantly impact the entity’s economic performance by designing the securitization scheme and conducting servicing activities, and have a responsibility to absorb losses of the VIEs that could potentially be significant to the entities by retaining the subordinated part of the securities.

Assets of the consolidated VIEs are mainly included in investment in direct financing leases and installment loans in the consolidated balance sheets. Liabilities of those consolidated VIEs are mainly included in long-term debt in the consolidated balance sheets.

(g) VIEs for securitization of commercial mortgage loans originated by third parties

The Company’s subsidiaries hold the subordinated portion of CMBS originated by third parties. In addition to holding the subordinated portion, the subsidiaries sometimes take a role as a special-servicer of the securitization transaction. As the special servicer, the subsidiaries have rights to dispose of real estate collateral related to the securitized commercial mortgage loans.

The subsidiaries consolidate certain of these VIEs when the subsidiaries have the power to direct the activities of the VIEs that most significantly impact the entities’ economic performance through the role as special-servicer including the right to dispose of the collateral, and have a responsibility to absorb losses of the VIEs that could potentially be significant to the entities by holding the subordinated part of the securities.

Assets of the consolidated VIEs are mainly included in installment loans and investment in securities in the consolidated balance sheets. Liabilities of those consolidated VIEs are mainly included in long-term debt in the consolidated balance sheets.

Variable interests of non-consolidated VIEs, for which the Company or its subsidiaries are not the special servicer, are included in investment in securities.

(h) Other VIEs

The Company and its subsidiaries are involved with other types of VIEs for various purposes. Consolidated and non-consolidated VIEs of this category are mainly kumiai structures. In addition, a subsidiary has consolidated a VIE which is not included in the categories (a) through (g) above, because the subsidiary holds the subordinated portion of the VIE and the VIE is effectively controlled by the subsidiary.

In Japan, certain subsidiaries provide investment products to their customers that employ a contractual mechanism known as a kumiai, which in part result in the subsidiaries forming a type of SPE. As a means to finance the purchase of aircraft or other large-ticket items to be leased to third parties, the Company and its subsidiaries arrange and market kumiai products to investors, who invest a portion of the funds necessary into the kumiai structure. The remainder of the purchase funds is borrowed by the kumiai structure in the form of a non-recourse loan from one or more financial institutions. The kumiai investors (and any lenders to the kumiai structure) retain all of the economic risks and rewards in connection with purchasing and leasing activities of the kumiai structure, and all related gains or losses are recorded on the financial statements of investors in the kumiai. The Company and its subsidiaries are responsible for the arrangement and marketing of these products, and may act as servicer or administrator in kumiai transactions. The fee income for the arrangement and administration of these transactions is recognized in the consolidated statements of income.

In some cases, the Company and its subsidiaries make investments to the kumiai or its related SPE and these VIEs are consolidated because the Company and its subsidiaries have a responsibility to absorb any significant potential loss through the investments. In other cases, the Company and its subsidiaries are not considered to be the primary beneficiary of the VIEs or kumiais because the Company and its subsidiaries did not make significant investments or guarantee or otherwise have any significant financial commitments or exposure with respect to the kumiai or its related SPE.

The Company and its subsidiaries may use VIEs to finance. The Company and its subsidiaries transfer their own held assets to SPEs, which borrow non-recourse loan from financial institutions and effectively pledge such assets as collateral. The Company guarantees the performance of obligation of the SPEs. The Company and its subsidiaries continually hold subordinated interests in the SPEs and perform administrative work of such assets. The Company and its subsidiaries consolidate such SPEs because the Company and its subsidiaries have a right to direct the activities of them that most significantly impact their economic performance and have the obligation to absorb losses expected of them by setting up the scheme and performing administrative work of the assets. Assets of the consolidated SPEs are mainly included in investment in operating leases and other assets and liabilities are mainly included in long- term debt in the consolidated balance sheets, respectively.

Investment in Affiliates	12 Months Ended
Mar. 31, 2011
Investment in Affiliates

12. Investment in Affiliates

Investment in affiliates at March 31, 2010 and 2011 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Shares	¥293,488	¥311,556	$3,747
Loans	116,223	61,820	743

	¥409,711	¥373,376	$4,490

Certain affiliates are listed on stock exchanges. The aggregate investment in and quoted market value of those affiliates amounted to ¥55,531 million and ¥ 69,071 million, respectively, as of March 31, 2010 and ¥53,851 million ( $648 million) and ¥54,237 million ( $652 million), respectively, as of March 31, 2011.

In fiscal 2009, 2010 and 2011, the Company and its subsidiaries received dividends from affiliates of ¥11,046 million, ¥1,702 million and ¥2,875 million ( $35 million), respectively.

The balance of excess of cost over the underlying equity at acquisition dates of investment in affiliates amounted to ¥24,856 million and ¥32,187 million ( $387 million) as of March 31, 2010 and 2011, respectively.

ORIX JREIT Inc. (“ORIX JREIT”), an equity method affiliate, entered into an asset management agreement with one of the Company’s subsidiaries and paid management fees of ¥1,672 million, ¥1,572 million and ¥1,555 million ( $19 million) for fiscal 2009, 2010 and 2011, respectively.

The Company and its subsidiaries sold office buildings mainly under operating leases to ORIX JREIT and recognized ¥23,895 million, ¥3,564 million and ¥ 3,905 million ( $47 million) of gains on the sales, which were included in gains on sales of real estate under operating leases in the accompanying consolidated statements of income for fiscal 2009, 2010 and 2011, respectively. The related intercompany profits have been eliminated based on the Company’s proportionate share.

During fiscal 2009, the Company transferred ORIX Facilities Corporation, a subsidiary, to DAIKYO INCORPORATED (“DAIKYO”) through a share swap. This resulted in acquisition of preferred shares of DAIKYO in an issue amount of ¥9,439 million and recognized a gain of ¥3,576 million in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net. The related intercompany profits have been eliminated based on the Company’s proportionate share.

During fiscal 2009, The Fuji Fire and Marine Insurance Company Limited (“Fuji Fire”) issued 117,000,000 shares to a third party at ¥135 per share, amounting to ¥15,795 million. As a result, the ownership interest of the Company in Fuji Fire decreased from 26% to 20%. Because the issuance price per share issued by Fuji Fire was less than the average carrying amount per share of the Company, the Company was required to adjust the carrying amount of its investment in Fuji Fire by ¥4,574 million and recognized that loss in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net.

During fiscal 2009, the Company recognized ¥29,965 million of impairment losses related to certain affiliates whose shares were listed. It was judged that the downward stock price movements of the affiliates were other than temporary because there have been deterioration of operating results in those companies. The losses mainly arose from Fuji Fire, which belonged to the Investment Banking segment.

During fiscal 2010, a loss of ¥6,954 million was recorded in equity in net income (loss) of affiliates in the consolidated statements of income, for a change in fair value of an investment that is measured at fair value by the election of fair value option under ASC 825-10 (“Financial Instruments—Fair Value Option”). In addition, the Company and its subsidiaries sold the investment and recognized a loss of ¥2,724 million in gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net, in the consolidated statements of income for the fiscal 2010.

During fiscal 2010, the Company transferred its 51% share ownership in ORIX Credit, a domestic subsidiary that operates a card loan business, to Sumitomo Mitsui Banking Corporation (“SMBC”), and ORIX Credit became an affiliate accounted for by the equity method with an investment of 49%. The sales of the portion of ownership interest transferred resulted in a gain of ¥3,571 million and the remeasurement to fair value of the interest retained resulted in a gain of ¥3,430 million, both of which were included in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net for fiscal 2010. The Company used a dividend discount model and other models to measure fair value of the interest retained. A part of the Company’s loan to ORIX Credit was repaid as a result of the alliance with SMBC and the aggregate amount of the proceed from the sale of the equity interest and the repayment of the loan is included in sales of subsidiaries, net of cash disposed in the accompanying consolidated statement of cash flows. As of March 31, 2010, the investment in ORIX Credit amounted to ¥123,590 million, ¥96,680 million of which consisted of loans.

During fiscal 2010, ORIX Securities, a domestic subsidiary that operates securities business, made a share swap with Monex Group, Inc. (“Monex Group”) to become a wholly owned subsidiary of Monex Group. The Company acquired 22% share ownership of Monex Group and Monex Group became an affiliate accounted for by the equity method. As a result of the swap, a gain of ¥9,337 million was recognized in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net.

During fiscal 2010, DAIKYO issued 99,950,000 shares to the public and a third party at ¥182 per share, amounting to ¥18,216 million. As a result, the ownership interest of the Company in DAIKYO decreased from 41% to 31%. Because the issuance price per share issued by DAIKYO was more than the average carrying amount per share of the Company, the Company was required to adjust the carrying amount of its investments in DAIKYO by ¥3,789 million and recognized the gain in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net.

During fiscal 2010, Fuji Fire issued 156,976,000 shares to a third party at ¥86 per share, amounting to ¥13,500 million. As a result, the ownership interest of the Company in Fuji Fire decreased from 20% to 15%. Because the issuance price per share issued by Fuji Fire was less than the average carrying amount per share of the Company, the Company was required to adjust the carrying amount of its investment in Fuji Fire by ¥1,839 million and recognized the loss in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net. As a result of the decrease of share of ownership, Fuji Fire became a non affiliate accounted for as available-for–sale equity securities.

During fiscal 2011, Monex Group issued 140,000 shares to a third party at ¥22,765 per share, amounting to ¥3,187 million ( $38 million). Besides, Monex Group issued 65,685 shares for the purpose of the acquisition of Boom Group. As a result of these issuances, the ownership interest of the Company in Monex Group decreased from 22% to 21%. Because the issuance price per share issued by Monex Group was less than the average carrying amount per share of the Company, the Company was required to adjust the carrying amount of its investment by ¥710 million ( $9 million) and recognized the loss in earnings as gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net.

Companies comprising a significant portion of investment in affiliates were DAIKYO (41% of equity share) and Fuji Fire (20% of equity share) as of March 31, 2009, DAIKYO (31% of equity share), ORIX Credit (49% of equity share) and Monex Group (22% of equity share) as of March 31, 2010 and DAIKYO (31% of equity share), ORIX Credit (49% of equity share) and Monex Group (21% of equity share) as of March 31, 2011.

Combined and condensed information relating to the affiliates for fiscal 2009, 2010 and 2011 are as follows (some operation data for entities reflect only the period since the Company and its subsidiaries made the investment and on a lag basis):

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Operations:
Total revenues	¥1,393,480	¥1,093,173	¥850,947	$10,234
Income before income taxes	(64,530)	139,067	108,175	1,301
Net income	(77,415)	89,368	92,763	1,116

Financial position:
Total assets	¥4,390,084	¥3,983,524	¥4,237,580	$50,963
Total liabilities	3,435,107	2,968,953	3,174,222	38,175
Total equity	954,977	1,014,571	1,063,358	12,788

The Company and its subsidiaries had no significant transactions with these companies except as described above.

Goodwill and Other Intangible Assets	12 Months Ended
Mar. 31, 2011
Goodwill and Other Intangible Assets

13. Goodwill and Other Intangible Assets

Changes in goodwill by reportable segment for fiscal 2009, 2010 and 2011 are as follows:

In fiscal 2011, in line with a change of management classification, the Company changed certain segment classifications. Due to the changes, the reclassified figures are shown for fiscal 2009 and 2010.

	Millions of yen
	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas	Total
Balance at March 31, 2008
Goodwill	¥3,046	¥282	¥17,845	¥9,977	¥4,452	¥48,494	¥84,096
Accumulated impairment losses	(656)	0	0	(970)	0	(274)	(1,900)

	2,390	282	17,845	9,007	4,452	48,220	82,196
Acquired	39	0	5,298	20	0	0	5,357
Impairment	0	0	0	(1,979)	0	0	(1,979)
Other (net)*	(1,926)	0	(3,913)	(1,143)	0	(1,348)	(8,330)

Balance at March 31, 2009
Goodwill	1,159	282	19,230	8,839	4,452	46,872	80,834
Accumulated impairment losses	(656)	0	0	(2,934)	0	0	(3,590)

	503	282	19,230	5,905	4,452	46,872	77,244
Acquired	173	0	1,473	140	0	0	1,786
Impairment	(295)	0	0	(2,393)	0	0	(2,688)
Other (net)*	0	0	(2,167)	(912)	0	(2,189)	(5,268)

Balance at March 31, 2010
Goodwill	1,332	282	18,536	7,199	4,452	44,683	76,484
Accumulated impairment losses	(951)	0	0	(4,459)	0	0	(5,410)

	381	282	18,536	2,740	4,452	44,683	71,074
Acquired	0	0	148	0	0	29,099	29,247
Impairment	(173)	0	0	0	0	0	(173)
Other (net)*	0	0	363	(1,334)	0	(4,387)	(5,358)

Balance at March 31, 2011
Goodwill	677	282	19,047	3,544	4,452	69,395	97,397
Accumulated impairment losses	(469)	0	0	(2,138)	0	0	(2,607)

	¥208	¥282	¥19,047	¥1,406	¥4,452	¥69,395	¥94,790

	Millions of U.S. dollars
	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas	Total
Balance at March 31, 2010
Goodwill	$16	$3	$223	$87	$54	$537	$920
Accumulated impairment losses	(11)	0	0	(54)	0	0	(65)

	5	3	223	33	54	537	855
Acquired	0	0	2	0	0	350	352
Impairment	(2)	0	0	0	0	0	(2)
Other (net)*	0	0	4	(16)	0	(53)	(65)

Balance at March 31, 2011
Goodwill	9	3	229	43	54	834	1,172
Accumulated impairment losses	(6)	0	0	(26)	0	0	(32)

	$3	$3	$229	$17	$54	$834	$1,140

*	Other includes foreign currency translation adjustments and certain other reclassifications.

Other intangible assets at March 31, 2010 and 2011 consist of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Intangible assets not subject to amortization:
Trade name	¥18,411	¥18,175	$218
Others	654	463	6

	19,065	18,638	224

Intangible assets subject to amortization:
Software	56,360	58,654	705
Others	9,543	15,601	188

	65,903	74,255	893
Accumulated amortization	(43,586)	(43,737)	(526)

Net	22,317	30,518	367

	¥41,382	¥49,156	$591

The aggregate amortization expenses for intangible assets are ¥9,021 million, ¥8,203 million and ¥7,244 million ( $87 million) in fiscal 2009, 2010 and 2011, respectively.

The estimated amortization expenses for each of five succeeding fiscal years are ¥6,876 million ( $83 million) in fiscal 2012, ¥6,329 million ( $76 million) in fiscal 2013, ¥5,213 million ( $63 million) in fiscal 2014, ¥3,761 million ( $45 million) in fiscal 2015 and ¥2,835 million ( $34 million) in fiscal 2016, respectively.

The Company and its subsidiaries have recognized no impairment losses on intangible assets from fiscal 2009 through fiscal 2011.

Short-Term and Long-Term Debt	12 Months Ended
Mar. 31, 2011
Short-Term and Long-Term Debt

14. Short-Term and Long-Term Debt

Short-term debt consists of notes payable to banks, bank overdrafts, commercial paper and medium-term note program.

The composition of short-term debt and the weighted average contract interest rate on short-term debt at March 31, 2010 and 2011 are as follows:

March 31, 2010

	Millions of yen	Weighted average rate
Short-term debt in Japan, mainly from banks	¥158,469	1.6%
Short-term debt outside Japan, mainly from banks	112,765	2.6
Commercial paper in Japan	282,781	0.3
Medium-term note program in Japan	19,550	1.7

	¥573,565	1.2

March 31, 2011

	Millions of yen	Millions of U.S. dollars	Weighted average rate
Short-term debt in Japan, mainly from banks	¥194,728	$2,342	1.3%
Short-term debt outside Japan, mainly from banks	103,107	1,240	3.1
Commercial paper in Japan	180,798	2,174	0.2

	¥478,633	$5,756	1.3

The composition of long-term debt, the weighted average contract interest rate on long-term debt and the repayment due dates at March 31, 2010 and 2011 are as follows:

March 31, 2010

	Due (Fiscal Year)	Millions of yen	Weighted average rate
Banks:
Fixed rate	2011~2025	¥293,479	2.6%
Floating rate	2011~2025	1,406,442	1.2
Insurance companies and others:
Fixed rate	2011~2018	372,556	1.7
Floating rate	2011~2028	241,900	1.1
Unsecured bonds	2011~2019	1,028,994	1.8
Unsecured convertible bonds with stock acquisition rights	2014	149,987	1.0
Unsecured bond with stock acquisition rights	2023	36,378	0.0
Unsecured notes under medium-term note program	2011~2018	104,310	1.6
Payables under securitized lease receivables	2011~2016	101,860	1.8
Payables under securitized loan receivables and investment in securities	2011~2026	100,364	0.9

		¥3,836,270	1.5

March 31, 2011

	Due (Fiscal Year)	Millions of yen	Millions of U.S. dollars	Weighted average rate
Banks:
Fixed rate	2012~2025	¥240,904	$2,897	2.8%
Floating rate	2012~2026	1,263,844	15,200	1.3
Insurance companies and others:
Fixed rate	2012~2018	325,006	3,909	1.8
Floating rate	2012~2028	233,345	2,806	1.1
Unsecured bonds	2012~2021	1,177,582	14,162	1.9
Unsecured convertible bonds with stock acquisition rights	2014	149,974	1,804	1.0
Unsecured bond with stock acquisition rights	2023	34,233	412	0.0
Unsecured notes under medium-term note program	2012~2018	88,190	1,061	1.9
Payables under securitized lease receivables	2012~2016	170,820	2,054	1.5
Payables under securitized loan receivables and investment in securities	2012~2039	847,370	10,190	4.3

		¥4,531,268	$54,495	2.1

The repayment schedule for the next five years and thereafter for long-term debt at March 31, 2011 is as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥1,241,942	$14,936
2013	1,145,267	13,774
2014	1,012,077	12,172
2015	413,114	4,968
2016	473,848	5,699
Thereafter	245,020	2,946

Total	¥4,531,268	$54,495

For borrowings from banks, insurance companies and other financial institutions, and for bonds, interest payments are usually paid semi-annually and principal repayments are made upon maturity of the loan contracts or bonds. For medium-term notes, interest payments are mainly made semiannually and principal is repaid upon maturity of the notes.

For unsecured convertible bond with stock acquisition rights, the Company issued series three unsecured convertible bond with stock acquisition rights of ¥150,000 million in December 2008. As of March 31, 2011, the bond had stock acquisition rights that were convertible into 21,917,371 shares of common stock at a conversion price of ¥6,842.70 ( $82.29) per share. The conversion price shall be adjusted mainly in a situation where the Company issues new shares at less than the current market price of the shares.

For unsecured bond with stock acquisition rights, the Company issued Liquid Yield Option NotesTM of  $400 million, net of unamortized discount of  $622 million, in June 2002. As of March 31, 2011, the bond had stock acquisition rights that were convertible into 2,493,309 shares of common stock at a conversion price of  $115.12 per share. The stock acquisition rights may be exercised (1) if the closing price at Tokyo Stock Exchange for the shares for at least 20 trading days in a period of 30 consecutive trading days ending on the last trading day of the previous quarter is more than specified conversion trigger price which will be accreted from  $126.63 for the quarter including the date of issuance to  $320.72 for the quarter including the date of the bond maturity, (2) during any period in which the issuer rating or the long-term senior debt credit rating assigned to the Company is below a specified level, (3) if the bond is called for redemption or (4) if specified corporate transactions have occurred. The conversion price shall be adjusted mainly in a situation where the Company issues new shares at less than the current market price of the shares.

During fiscal 2009, 2010 and 2011, the Company and certain subsidiaries recognized net amortization expenses of bond premiums and discounts, and deferred issuance costs of bonds and medium-term notes in the amount of ¥3,551 million, ¥4,022 million and ¥3,996 million ( $48 million), respectively.

Total committed credit lines for the Company and its subsidiaries were ¥426,729 million and ¥464,432 million ( $5,585 million) at March 31, 2010 and 2011, respectively, and, of these lines, ¥385,892 million and ¥410,447 million ( $4,936 million) were available at March 31, 2010 and 2011, respectively. Of the available committed credit lines, ¥162,337 million and ¥107,010 million ( $1,287 million) were long-term committed credit lines at March 31, 2010 and 2011, respectively.

Some of the debt and commitment contracts contain covenant clauses, and some of these include financial restrictions, such as maintenance of certain ORIX Corporation shareholders’ equity ratios, as well as maintenance of specified credit ratings. As of March 31, 2011, the Company and its subsidiaries were in compliance with such objective covenant requirements.

The agreements related to debt payable to banks provide that the banks under certain circumstances may request additional security for loans and have the right to offset cash deposited against any short-term or long-term debt that becomes due and, in case of default and certain other specified events, against all other debt payable to the banks.

Other than the assets of the consolidated variable interest entities pledged as collateral for financing described in Note 11 (“Variable Interest Entities”), the Company and certain subsidiaries provide the following assets as collateral for the short-term and long-term debt payables to financial institutions as of March 31, 2011:

	Millions of yen	Millions of U.S. dollars
Minimum lease payments, loans and investment in operating leases	¥97,148	$1,168
Investment in securities	50,679	609
Other operating assets	8,537	103
Other assets	14,399	174

	¥170,763	$2,054

As of March 31, 2011, investment in securities of ¥58,607 million ( $705 million) was pledged for primarily collateral deposits.

Loan agreements relating to short-term and long-term debt from commercial banks and certain insurance companies provide collateral against these debts at any time if requested by the lenders. The Company did not receive any such requests from the lenders as of March 31, 2011.

Deposits	12 Months Ended
Mar. 31, 2011
Deposits

15. Deposits

Deposits at March 31, 2010 and 2011 consist of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Time deposits	¥788,525	¥921,352	$11,081
Other deposits	64,744	143,823	1,729

Total	¥853,269	¥1,065,175	$12,810

The balances of time deposits, including certificates of deposit, issued in amounts of ¥10 million ( $120 thousand) or more were ¥462,743 million and ¥581,761 million ( $6,997 million) at March 31, 2010 and 2011, respectively.

The maturity schedule of time deposits at March 31, 2011 is as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥524,177	$6,304
2013	145,313	1,748
2014	86,803	1,044
2015	95,198	1,145
2016	69,861	840

Total	¥921,352	$11,081

Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes

16. Income Taxes

Income before income taxes and discontinued operations, and the provision for income taxes in fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Income before income taxes and discontinued operations:
Japan	¥(12,679)	¥13,321	¥38,810	$467
Overseas	24,714	41,272	53,155	639

	¥12,035	¥54,593	¥91,965	$1,106

Provision for income taxes:
Current—
Japan	¥40,158	¥32,553	¥27,068	$326
Overseas	31	17,553	17,736	213

	40,189	50,106	44,804	539

Deferred—
Japan	(51,155)	(22,285)	(13,534)	(163)
Overseas	8,368	(5,427)	(3,653)	(44)

	(42,787)	(27,712)	(17,187)	(207)

Provision for income taxes	¥(2,598)	¥22,394	¥27,617	$332

In fiscal 2009, 2010 and 2011, the Company and its subsidiaries in Japan are subject to a National Corporate tax of 30%, an Inhabitant tax of approximately 6% and a deductible Enterprise tax of approximately 8%, which in the aggregate result in a statutory income tax rate of 40.9%.

Reconciliation of the differences between the tax provision computed at the statutory rate and the consolidated provision for income taxes in fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Income before income taxes and discontinued operations	¥12,035	¥54,593	¥91,965	$1,106

Tax provision computed at statutory rate	¥4,922	¥22,329	¥37,614	$452
Increases (reductions) in taxes due to:
Change in valuation allowance	5,678	1,859	(3,944)	(47)
Non-deductible expenses for tax purposes	1,755	1,640	1,123	13
Non-taxable income for tax purposes	(976)	(779)	(2,697)	(32)
Effect of lower tax rates on foreign subsidiaries and a domestic life insurance subsidiary	(1,479)	(3,699)	(4,335)	(52)
Effect of a revision of the taxation system	(10,970)	0	0	0
Other, net	(1,528)	1,044	(144)	(2)

Provision for income taxes	¥(2,598)	¥22,394	¥27,617	$332

The effective income tax rate is different from the statutory tax rate primarily because of certain non-deductible expenses for tax purposes, non-taxable income for tax purposes, a change in valuation allowance and the effect of lower income tax rates on foreign subsidiaries and a domestic life insurance subsidiary.

In March 2009, the Japanese tax code was revised to reduce the taxes on dividends of foreign subsidiaries by 95%, which resulted in a substantial reduction of our taxes in fiscal 2009.

Prior to the 2009 revision, dividends received from foreign subsidiaries were taxed at a rate based on the differences between the Japanese tax rate and applicable income tax rates in foreign countries. Consequently, deferred tax liabilities related to such additional tax for undistributed earnings of foreign subsidiaries had been recognized except for those designated as indefinitely reinvested.

In fiscal 2009, the Company reversed deferred tax liabilities except for the amount which continued to be taxed under the revised tax code.

In fiscal 2009, as part of our capital allocation plans going forward, the Company made a decision that for certain foreign subsidiaries where the Company had not recognized deferred tax liabilities the Company will no longer reinvest undistributed earnings indefinitely. Accordingly, the Company has recognized deferred tax liabilities for the relevant subsidiaries since fiscal 2009, according to the revised tax code.

Total income taxes recognized in fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Provision for income taxes	¥(2,598)	¥22,394	¥27,617	$332
Income taxes on discontinued operations	8,719	5,715	5,297	64
Goodwill, for initial recognition of acquired tax benefits that previously were included in the valuation allowance	(2,141)	0	0	0
Income taxes on other comprehensive income (loss):
Net unrealized gains (losses) on investment in securities	(27,533)	7,816	3,403	41
Defined benefit pension plans	(8,362)	4,925	(1,427)	(17)
Foreign currency translation adjustments	(2,111)	4,722	(214)	(3)
Net unrealized gains (losses) on derivative instruments	(390)	(1,066)	(338)	(4)

Total income taxes	¥(34,416)	¥44,506	¥34,338	$413

The tax effects of temporary differences giving rise to the deferred tax assets and liabilities at March 31, 2010 and 2011 are as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Assets:
Net operating loss carryforwards	¥53,841	¥47,623	$573
Allowance for doubtful receivables on direct financing leases and probable loan losses	77,866	69,917	841
Investment in securities	13,138	726	9
Other operating assets	2,339	2,638	32
Accrued expenses	11,815	11,865	143
Other	34,937	30,981	371

	193,936	163,750	1,969
Less: valuation allowance	(42,846)	(26,794)	(322)

	151,090	136,956	1,647
Liabilities:
Investment in direct financing leases	27,109	16,462	198
Investment in operating leases	69,610	64,992	782
Deferred insurance policy acquisition costs	24,407	29,233	351
Policy liabilities	17,910	21,123	254
Undistributed earnings	25,799	29,111	350
Prepaid benefit cost	13,392	11,992	144
Other	50,285	33,498	403

	228,512	206,411	2,482

Net deferred tax liability	¥77,422	¥69,455	$835

The valuation allowance is mainly recognized for deferred tax assets of consolidated subsidiaries with net operating loss carryforwards for tax purposes. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible and tax loss carryforwards are utilizable. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company and its subsidiaries will realize the benefits of these deductible temporary differences and tax loss carryforwards, net of the existing valuation allowances at March 31, 2011. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced. The net changes in the total valuation allowance were increases of ¥3,070 million in fiscal 2009 and decreases of ¥1,789 million in fiscal 2010, and decreases of ¥16,052 million ( $193 million) in fiscal 2011, respectively.

The Company and certain subsidiaries have net operating loss carryforwards of ¥138,428 million ( $1,665 million) at March 31, 2011, which expire as follows:

Year ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥9,394	$113
2013	13,302	160
2014	6,013	72
2015	21,856	263
2016	22,661	273
Thereafter	65,202	784

Total	¥138,428	$1,665

Net deferred tax assets and liabilities at March 31, 2010 and 2011 are reflected in the accompanying consolidated balance sheets under the following captions:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Other assets	¥83,483	¥91,063	$1,095
Income taxes: Deferred	160,905	160,518	1,930

Net deferred tax liability	¥77,422	¥69,455	$835

The Company and its subsidiaries adopted ASC 740 (Income Taxes). The unrecognized tax benefits as of March 31, 2010 and March 31, 2011 were not material. The Company and its subsidiaries believe that it is not reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of March 31, 2011.

The total amounts of penalties and interest expense related to income taxes recognized in the consolidated balance sheets as of March 31, 2010 and March 31, 2011, and in the consolidated statements of income for the years ended March 31, 2009, 2010 and 2011 were not material.

The Company and its subsidiaries file tax returns in Japan and certain foreign tax jurisdictions. The Company is no longer subject to ordinary tax examination for the tax years prior to fiscal 2011, and its major domestic subsidiaries are no longer subject to ordinary tax examination for the tax years prior to fiscal 2007, respectively.

Subsidiaries in the United States remain subject to a tax examination for the tax years after fiscal 2001.

Pension Plans	12 Months Ended
Mar. 31, 2011
Pension Plans

17. Pension Plans

The Company and certain subsidiaries have contributory and non-contributory pension plans covering substantially all of their employees. Those contributory funded pension plans include defined benefit pension plans and defined contribution pension plans. Under the plans, employees are entitled to lump-sum payments at the time of termination of their employment or pension payments. Defined benefit pension plans consist of a plan of which the amounts of such payments are determined on the basis of length of service and remuneration at the time of termination and a cash balance plan.

The Company and its subsidiaries’ funding policy is to contribute annually the amounts actuarially determined. Assets of the plans are invested primarily in interest-bearing securities and marketable equity securities.

The funded status of the defined benefit pension plans, a substantial portion of which consists of domestic pension plans, as of March 31, 2010 and 2011 is as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Change in benefit obligation:
Benefit obligation at beginning of year	¥57,094	¥56,390	$679
Service cost	3,255	3,104	37
Interest cost	1,265	1,355	16
Plan amendments	210	0	0
Actuarial loss (gain)	(3,229)	1,147	14
Foreign currency exchange rate change	(144)	(415)	(5)
Benefits paid	(1,830)	(2,423)	(29)
Plan Settlements	(64)	(231)	(3)
Other	(167)	(338)	(4)

Benefit obligation at end of year	56,390	58,589	705

Change in plan assets:
Fair value of plan assets at beginning of year	74,111	85,967	1,033
Actual return on plan assets	9,382	(449)	(5)
Employer contribution	4,291	2,556	30
Benefits paid	(1,713)	(2,362)	(28)
Foreign currency exchange rate change	(104)	(277)	(3)
Plan settlements	0	(39)	0

Fair value of plan assets at end of year	85,967	85,396	1,027

The funded status of the plans	¥29,577	¥26,807	$322

Amount recognized in the consolidated balance sheets consists of:
Prepaid benefit cost included in prepaid expenses	¥32,589	¥29,125	$350
Accrued benefit liability included in accrued expenses	(3,012)	(2,318)	(28)

Net amount recognized	¥29,577	¥26,807	$322

Amount recognized in accumulated other comprehensive income (loss), pre-tax, at March 31, 2010 and 2011 consisted of:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Net prior service credit	¥10,095	¥8,910	$107
Net actuarial loss	(25,010)	(27,257)	(328)
Net transition obligation	(381)	(382)	(4)

Total recognized in accumulated other comprehensive income (loss), pre-tax	¥(15,296)	¥(18,729)	$(225)

The estimated portions of the net prior service credit, net actuarial loss and net transition obligation above that will be recognized as a component of net pension cost in 2012 are ¥437 million ( $5 million), ¥1,223 million ( $15 million) and ¥58 million ( $1 million), respectively.

The accumulated benefit obligations for all defined benefit pension plans were ¥51,086 million and ¥ 52,701 million ( $634 million), respectively, at March 31, 2010 and 2011.

The aggregate projected benefit obligations, aggregate accumulated benefit obligations and aggregate fair values of plan assets for the plans with the accumulated benefit obligations in excess of plan assets were ¥5,565 million, ¥5,535 million and ¥2,616 million, respectively, at March 31, 2010 and ¥4,631 million ( $56 million), ¥4,384 million ( $53 million) and ¥2,375 million ( $29 million), respectively, at March 31, 2011.

Net pension cost of the plans for fiscal 2009, 2010 and 2011 consists of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Service cost	¥3,049	¥3,255	¥3,104	$37
Interest cost	1,327	1,265	1,355	16
Expected return on plan assets	(2,033)	(1,747)	(2,025)	(24)
Amortization of transition obligation	(3)	(3)	(4)	0
Amortization of net actuarial loss	724	2,098	1,036	12
Amortization of prior service credit	(1,208)	(1,209)	(1,193)	(14)
Plan curtailments and settlements	0	3	0	0

Net periodic pension cost	¥1,856	¥3,662	¥2,273	$27

Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) for fiscal 2009, 2010 and 2011 are summarized as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Current year actuarial gain (loss)	¥(19,970)	¥11,275	¥(3,446)	$(41)
Amortization of net actuarial loss	724	2,098	1,036	12
Prior service credit due to amendments	(63)	(183)	8	0
Amortization of prior service credit	(1,208)	(1,209)	(1,193)	(14)
Amortization of transition obligation	(3)	(3)	(4)	0
Plan curtailments and settlements	0	3	0	0
Foreign currency exchange rate change	60	69	166	2

Total recognized in other comprehensive income (loss), pre-tax	¥(20,460)	¥12,050	¥(3,433)	$(41)

The Company and certain subsidiaries use March 31 as a measurement date for all of our material plans.

Significant assumptions of domestic and overseas pension plans used to determine these amounts are as follows:

Domestic	2009	2010	2011
Weighted-average assumptions used to determine benefit obligations at March 31:
Discount rate	1.9%	2.1%	2.1%
Rate of increase in compensation levels	5.8%	5.9%	6.1%
Weighted-average assumptions used to determine net periodic pension cost for years ended March 31:
Discount rate	2.2%	1.9%	2.1%
Rate of increase in compensation levels	6.2%	5.8%	5.9%
Expected long-term rate of return on plan assets	2.2%	2.2%	2.2%

Overseas	2009	2010	2011
Weighted-average assumptions used to determine benefit obligations at March 31:
Discount rate.	7.1%	6.0%	5.5%
Rate of increase in compensation levels	0.6%	0.8%	0.8%
Weighted-average assumptions used to determine net periodic pension cost for years ended March 31:
Discount rate	6.5%	7.1%	6.0%
Rate of increase in compensation levels	0.7%	0.6%	0.8%
Expected long-term rate of return on plan assets	8.2%	8.1%	8.1%

The Company and certain subsidiaries determine the expected long-term rate of return on plan assets annually based on the composition of the pension asset portfolios and the expected long-term rate of return on these portfolios. The expected long-term rate of return is designed to approximate the long-term rate of return actually earned on the plans’ assets over time to ensure that funds are available to meet the pension obligations that result from the services provided by employees. The Company and certain subsidiaries use a number of factors to determine the expected rate of return, including actual historical returns on the asset classes of the plans’ portfolios and independent projections of returns of the various asset classes.

The Company and certain subsidiaries’ investment policies are designed to ensure adequate plan assets are available to provide future payments of pension benefits to eligible participants. The Company and certain subsidiaries formulate a policy portfolio appropriate to produce the expected long-term rate of return on plan assets, and ensure that plan assets are allocated under this policy portfolio. The Company and certain subsidiaries periodically have an external consulting firm monitor the results of actual return and revise the policy portfolio if necessary.

Our policy for the portfolio of plans consists of four major components: approximately 40% is invested in equity securities, approximately 40% is invested in debt securities, approximately 10% is invested in alternative investments and approximately 10% is invested in other investment vehicles, primarily consisting of investments in life insurance company general accounts.

The three levels of input used to measure fair value are described in Note 2.

The fair value of pension plan assets at March 31, 2010 and 2011, by asset category, are as follows:

March 31, 2010

	Millions of yen
	Total	Level 1	Level 2	Level 3
Equity securities:
Japan
Japanese companies (1)	¥903	¥903	¥0	¥0
Pooled funds (2)	19,335	0	19,335	0
Other than Japan
Pooled funds (3)	11,514	0	11,514	0

Debt securities:
Japan
Pooled funds (4)	25,847	0	25,847	0
Other than Japan
Asset backed securities	1,060	0	1,060	0
Pooled funds (5)	7,416	0	7,416	0

Alternative investments:
Pooled funds (6)	11,122	0	6,394	4,728

Other assets:
Life insurance company general accounts (7)	5,291	0	5,291	0
Others (8)	3,479	0	3,479	0

	¥85,967	¥903	¥80,336	¥4,728

(1)	Equity securities of Japanese companies in which the Company and certain subsidiaries invest as pension plan assets include units of ORIX JREIT Inc. in the amounts of ¥36 million at March 31, 2010.
(2)	These funds invest in listing shares only.
(3)	These funds invest in listing shares only.
(4)	These funds invest approximately 70% in Japanese government bonds, approximately 10% in Japanese municipal bonds, and approximately 20% in Japanese corporate bonds.
(5)	These funds invest mainly in foreign government bonds.
(6)	These funds invest in hedge funds as alternative investments.
(7)	Life insurance company general accounts are accounts with guaranteed capital and minimum interest rate, in which life insurance companies manage funds on several contracts.
(8)	Others include mainly short-term instruments.

March 31, 2011

	Millions of yen
	Total	Level 1	Level 2	Level 3
Equity securities:
Japan
Japanese companies (1)	¥1,016	¥1,016	¥0	¥0
Pooled funds (2)	18,690	0	18,690	0
Other than Japan
Pooled funds (3)	11,864	0	11,864	0

Debt securities:
Japan
Pooled funds (4)	25,468	0	25,468	0
Other than Japan
Asset backed securities	1,076	0	1,076	0
Pooled funds (5)	7,655	0	7,655	0

Alternative investments:
Pooled funds (6)	11,633	0	6,685	4,948

Other assets:
Life insurance company general accounts (7)	5,386	0	5,386	0
Others (8)	2,608	0	2,608	0

	¥85,396	¥1,016	¥79,432	¥4,948

March 31, 2011

	Millions of U.S. dollars
	Total	Level 1	Level 2	Level 3
Equity securities:
Japan
Japanese companies (1)	$12	$12	$0	$0
Pooled funds (2)	225	0	225	0
Other than Japan
Pooled funds (3)	143	0	143	0

Debt securities:
Japan
Pooled funds (4)	306	0	306	0
Other than Japan
Asset backed securities	13	0	13	0
Pooled funds (5)	92	0	92	0

Alternative investments:
Pooled funds (6)	140	0	80	60

Other assets:
Life insurance company general accounts (7)	65	0	65	0
Others (8)	31	0	31	0

	$1,027	$12	$955	$60

(1)	Equity securities of Japanese companies in which the Company and certain subsidiaries invest as pension plan assets include units of ORIX JREIT Inc. in the amounts of ¥34 million ( $0 million) at March 31, 2011.
(2)	These funds invest in listing shares only.
(3)	These funds invest in listing shares only.
(4)	These funds invest approximately 70% in Japanese government bonds, approximately 10% in Japanese municipal bonds, and approximately 20% in Japanese corporate bonds.
(5)	These funds invest mainly in foreign government bonds.
(6)	These funds invest in hedge funds as alternative investments.
(7)	Life insurance company general accounts are accounts with guaranteed capital and minimum interest rate, in which life insurance companies manage funds on several contracts.
(8)	Others include mainly short-term instruments.

Each level into which assets are categorized is based on inputs used to measure the fair value of the assets.

Level 1 assets are comprised principally of equity securities, which are valued using unadjusted quoted market prices in active markets with sufficient volume and frequency of transactions. Level 2 assets are comprised principally of pooled funds that invest in equity, debt securities and hedge funds and investments in life insurance company general accounts. Pooled funds are valued at the net asset value per share at the measurement date. They are not redeemable at the net asset value per share at the measurement date but they are redeemable at the net asset value per share in the near term after the measurement date. Investments in life insurance company general accounts are valued at conversion value. Level 3 assets are comprised of pooled funds that invest in hedge funds that are measured at their net asset values. However, the hedge funds are not redeemable at the net asset values at the measurement date or within a near term after the measurement date.

The following table represents the reconciliation for the Level 3 plan assets during fiscal 2010 and 2011:

	Alternative investments
	Pooled funds
	2010	2011	2011
	Millions of yen	Millions of yen	Millions of U.S. dollars
Balance at beginning of year	¥3,514	¥4,728	$57
Realized and unrealized return on plan assets	453	220	3
Purchases, sales and redemptions, net	761	0	0

Balance at end of year	¥4,728	¥4,948	$60

The Company and certain subsidiaries expect to contribute ¥2,802 million ( $34 million) to pension plans during the year ending March 31, 2012.

At March 31, 2011, the benefits expected to be paid in each of the next five fiscal years, and in the aggregate for the five years thereafter are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥1,878	$23
2013	1,462	18
2014	1,506	18
2015	1,607	19
2016	1,711	22
2017-2021	10,930	130

Total	¥19,094	$230

The cost recognized for the defined contribution pension plans of the Company and certain of its subsidiaries for the years ended March 31, 2009, 2010 and 2011 were ¥1,530 million, ¥1,305 million and ¥1,578 million ( $19 million), respectively.

Redeemable Noncontrolling Interests	12 Months Ended
Mar. 31, 2011
Redeemable Noncontrolling Interests

18. Redeemable Noncontrolling Interests

Changes in redeemable noncontrolling interests in fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Beginning Balance	¥24,057	¥25,396	¥28,095	$338
Contribution to subsidiary	0	0	10,219	122
Adjustment of Redeemable Noncontrolling Interests to Redemption Value	23	(139)	(73)	(0)
Transaction with noncontrolling interests	1,699	1,962	1,063	13
Comprehensive income (loss)
Net Income	698	2,476	2,959	35
Other comprehensive income (loss)
Net change of unrealized gains (losses) on investment in securities	(261)	0	0	0
Net change of foreign currency translation adjustments	(820)	(1,600)	(2,353)	(28)
Total other comprehensive income (loss)	(1,081)	(1,600)	(2,353)	(28)
Comprehensive income (loss)	(383)	876	606	7
Cash dividends	0	0	(6,008)	(72)

Ending Balance	¥25,396	¥28,095	¥33,902	$408

Stock-Based Compensation	12 Months Ended
Mar. 31, 2011
Stock-Based Compensation

19. Stock-Based Compensation

The Company has a number of stock-based compensation plans as incentive plans for directors, executive officers, corporate auditors and selected employees.

Stock-option program

In fiscal 2002, the Company granted stock options with the vesting period of two years and the exercise period of 10 years from the grant date. Under this plan, the Company issued warrants to directors, executive officers and certain employees of the Company to purchase, in the aggregate, 300,900 shares of the Company’s common stock at an exercise price.

Since fiscal 2003, the Company has granted stock acquisition rights that have a vesting period between 1.67 and 1.92 years and an exercise period between 9.67 and 9.92 years. The acquisition rights were to purchase the Company’s common stock at an exercise price and were distributed to directors, executive officers, corporate auditors and certain employees of the Company, subsidiaries and capital tie-up companies such as affiliated companies. As for fiscal 2010 and 2011, the Company has not granted stock options.

A summary of information related to the Company’s stock acquisition rights is as follows:

Years ended March 31,	Exercise period	Number of shares Initially granted	Exercise price
			Yen	U.S. dollars
2003	From June 27, 2004 to June 26, 2012	453,300	¥7,206	$87
2004	From June 26, 2005 to June 25, 2013	516,000	6,991	84
2005	From June 24, 2006 to June 23, 2014	528,900	11,720	141
2006	From June 22, 2007 to June 21, 2015	477,400	18,903	227
2007	From June 21, 2008 to June 20, 2016	194,200	29,611	356
2008	From July 5, 2009 to June 22, 2017	144,980	31,009	373
2009	From July 18, 2010 to June 24, 2018	147,900	16,888	203

For the stock-option programs, the exercise prices, which are determined by a formula linked to the price of the Company’s common stock on the Tokyo Stock Exchange, are equal or greater than the fair market value of the Company’s common stock at the grant dates.

The following table summarizes information about the activity of these stock options for the year ended 2011:

	Number of shares	Weighted average exercise price (*)		Weighted average remaining contractual life	Aggregate intrinsic value
		Yen	U.S. dollar	Years	Millions of yen	Millions of U.S. dollar
Outstanding at beginning of the year	1,370,380	¥18,261	$219.62
Exercised	(14,000)	7,146	85.94
Forfeited or expired	(134,020)	17,308	208.15

Outstanding at end of year	1,222,360	18,493	222.41	4.26	¥0	$0

Exercisable at end of year	1,222,360	¥18,493	$222.41	4.26	¥0	$0

*	The exercise prices of the granted options were adjusted in July 2009 for the issuance of new 18 million shares.

The Company received ¥245 million, ¥77 million and ¥98 million ( $1 million) in cash from the exercise of stock options during fiscal 2009, 2010 and 2011, respectively.

The total intrinsic value of options exercised during fiscal 2009, 2010 and 2011 was ¥202 million, ¥6 million and ¥19 million ( $0 million), respectively.

The fair value of each option was estimated on the date of grant under the following assumptions with the binominal option-pricing model. As for fiscal 2010 and 2011, the fair value of options was not estimated because no stock options were granted.

2009
Weighted-average grant-date fair value	¥5,630
Risk-free rate	0.60-1.52%
Expected volatility	46.00%
Expected dividend yield	1.73%

The Company recognized incremental stock-based compensation costs of its stock-option program in the amount of ¥1,370 million, ¥611 million and ¥142 million ( $2 million) for fiscal 2009, 2010 and 2011, respectively. As of March 31, 2011, the total unrecognized compensation costs were nothing.

Stock compensation program

The Company maintains a stock compensation program, under which points are granted annually to directors, executive officers and group executives of the Company based upon the prescribed standards of the Company. Upon retirement, each of eligible directors, executive officers, and group executives effectively receives a certain number of the Company’s common shares which is calculated based on the accumulated number of points earned through retirement and applicable withholding tax effect. The Company’s common shares are provided either from the treasury stock or by issuing new shares as necessary. In fiscal 2011, the Company granted 38,700 points, and 8,975 points were settled for individuals who retired during fiscal 2011. Total points outstanding under the stock compensation program as of March 31, 2011 were 123,008 points.

During fiscal 2009, 2010 and 2011, the Company recognized incremental stock-based compensation costs of its stock compensation program in the amount of ¥356 million, ¥355 million and ¥255 million ( $3 million), respectively.

Accumulated Other Comprehensive Income (Loss)	12 Months Ended
Mar. 31, 2011
Accumulated Other Comprehensive Income (Loss)

20. Accumulated Other Comprehensive Income (Loss)

Changes in each component of accumulated other comprehensive income (loss) attributable to ORIX Corporation in fiscal 2009, 2010 and 2011 are as follows. Comprehensive income (loss) and its components attributable to ORIX Corporation and noncontrolling interests have been reported, net of tax, in the consolidated statements of changes in equity, and information about comprehensive income (loss) and its components attributable to redeemable noncontrolling interests is provided in Note 18 (“Redeemable Noncontrolling Interests”). Total comprehensive income (loss) and its components have been reported, net of tax, in the consolidated statements of comprehensive income.

	Millions of yen
	Net unrealized gains (losses) on investment in securities	Defined benefit pension plans	Foreign currency translation adjustments	Net unrealized gains (losses) on derivative instruments	Accumulated other comprehensive income (loss)
Balance at March 31, 2008	¥36,286	¥(4,123)	¥(53,802)	¥2,344	¥(19,295)
Net unrealized losses on investment in securities, net of tax of ¥30,939 million	(48,225)				(48,225)
Reclassification adjustment included in net income, net of tax of ¥(3,406) million	6,324				6,324
Defined benefit pension plans, net of tax of ¥8,169 million		(11,804)			(11,804)
Reclassification adjustment included in net income, net of tax of ¥193 million		(294)			(294)
Foreign currency translation adjustments, net of tax of ¥2,309 million			(18,275)		(18,275)
Reclassification adjustment included in net income net of tax of ¥(198) million			286		286
Net unrealized losses on derivative instruments, net of tax of ¥274 million				(944)	(944)
Reclassification adjustment included in net income, net of tax of ¥116 million				(157)	(157)

Change during year	(41,901)	(12,098)	(17,989)	(1,101)	(73,089)

Balance at March 31, 2009	¥(5,615)	¥(16,221)	¥(71,791)	¥1,243	¥(92,384)
Net unrealized gains on investment in securities, net of tax of ¥(6,610) million	11,357				11,357
Reclassification adjustment included in net income, net of tax of ¥(1,206) million	1,753				1,753
Defined benefit pension plans, net of tax of ¥(4,567) million		6,601			6,601
Reclassification adjustment included in net income, net of tax of ¥(358) million		528			528
Foreign currency translation adjustments, net of tax of ¥(4,487) million			(6,199)		(6,199)
Reclassification adjustment included in net income, net of tax of ¥(235) million			339		339
Net unrealized losses on derivative instruments, net of tax of ¥743 million				(630)	(630)
Reclassification adjustment included in net income, net of tax of ¥323 million				(824)	(824)

Change during year	13,110	7,129	(5,860)	(1,454)	12,925

Balance at March 31, 2010	7,495	(9,092)	(77,651)	(211)	(79,459)
Cumulative effect of applying new accounting standards for the consolidation of variable interest entities, net of tax of ¥2,265 million	(3,597)		191		(3,406)
Balance at April 1, 2010	3,898	(9,092)	(77,460)	(211)	(82,865)
Net unrealized gains on investment in securities, net of tax of ¥(2,379) million	3,292				3,292
Reclassification adjustment included in net income, net of tax of ¥(3,289) million	4,313				4,313
Defined benefit pension plans, net of tax of ¥1,339 million		(1,934)			(1,934)
Reclassification adjustment included in net income, net of tax of ¥88 million		(72)			(72)
Foreign currency translation adjustments, net of tax of ¥245 million			(18,158)		(18,158)
Reclassification adjustment included in net income, net of tax of ¥(31) million			44		44
Net unrealized losses on derivative instruments, net of tax of ¥488 million				(1,011)	(1,011)
Reclassification adjustment included in net income, net of tax of ¥(150) million				211	211

Change during year	7,605	(2,006)	(18,114)	(800)	(13,315)

Balance at March 31, 2011	¥11,503	¥(11,098)	¥(95,574)	¥(1,011)	¥(96,180)

	Millions of U.S. dollars
	Net unrealized gains (losses) on investment in securities	Defined benefit pension plans	Foreign currency translation adjustments	Net unrealized gains (losses) on derivative instruments	Accumulated other comprehensive income (loss)
Balance at March 31, 2010	$90	$(110)	$(934)	$(2)	$(956)
Cumulative effect of applying new accounting standards for the consolidation of variable interest entities, net of tax of $27 million	(43)		2		(41)
Balance at April 1, 2010	47	(110)	(932)	(2)	(997)
Net unrealized gains on investment in securities, net of tax of $(29) million	39				39
Reclassification adjustment included in net income, net of tax of $(39) million	52				52
Defined benefit pension plans, net of tax of $16 million		(23)			(23)
Reclassification adjustment included in net income, net of tax of $1 million		(1)			(1)
Foreign currency translation adjustments, net of tax of $3 million			(218)		(218)
Reclassification adjustment included in net income, net of tax of $0 million			1		1
Net unrealized losses on derivative instruments, net of tax of $6 million				(12)	(12)
Reclassification adjustment included in net income, net of tax of $(2) million				2	2

Change during year	91	(24)	(217)	(10)	(160)

Balance at March 31, 2011	$138	$(134)	$(1,149)	$(12)	$(1,157)

ORIX Corporation Shareholders' Equity	12 Months Ended
Mar. 31, 2011
ORIX Corporation Shareholders' Equity

21. ORIX Corporation Shareholders’ Equity

Changes in the number of shares issued in fiscal 2009, 2010 and 2011 are as follows:

	Number of shares
	2009	2010	2011
Beginning balance	92,193,067	92,217,067	110,229,948
Issuance of common stock	0	18,000,000	0
Exercise of stock options	24,000	11,000	14,000
Conversion of convertible bonds	0	1,881	1,898

Ending balance	92,217,067	110,229,948	110,245,846

The Japanese Companies Act (the “Act”), effective on May 1, 2006, provides that an amount equivalent to 10% of any dividends resulting from appropriation of retained earnings be appropriated to the legal reserve until the aggregate amount of the additional paid-in capital and the legal reserve equals 25% of the issued capital. The Act also provides that both additional paid-in capital and the legal reserve are not available for dividends but may be capitalized or may be reduced by resolution of the general meeting of shareholders. However, by specifying in the Company’s articles of incorporation, dividends can be declared by the Board of Directors instead of the general meeting of shareholders. In accordance with this, the Board of Directors of the Company resolved in May 2011 that a total of ¥8,599 million ( $103 million) dividends shall be distributed to the shareholders of record as of March 31, 2011. The liability for declared dividends and related impact on total equity is accounted for in the period of such Board of Directors’ resolution. In fiscal 2009 after approving at the general meeting, the Company reclassified the legal reserve of ¥2,220 million to retained earnings for the purpose of simplifying the presentation of total equity.

The Act provides that at least one-half of amounts paid for new shares are included in common stock when they are issued. In conformity therewith, the Company has divided the principal amount of bonds converted into common stock and proceeds received from the issuance of common stock, including the exercise of warrants and stock acquisition rights, equally between common stock and additional paid-in capital, and set off expenses related to the issuance from the additional paid-in capital. On July 21, 2009, the Company issued 18,000,000 shares of common stock primarily by way of a Japanese public offering and an international offering. As a result of those offerings, common stock and additional paid-in capital increased by ¥41,677 million and ¥41,347 million, respectively.

The amount available for dividends under the Act is calculated based on the amount recorded in the Company’s non-consolidated financial statements prepared in accordance with accounting principles generally accepted in Japan. As a result, the amount available for dividends is ¥241,449 million ( $2,904 million) as of March 31, 2011.

Retained earnings at March 31, 2011 include ¥27,812 million ( $334 million) relating to equity in undistributed earnings of the companies accounted for by the equity method.

As of March 31, 2011, the restricted net assets of certain subsidiaries, which include regulatory capital requirements for life insurance and banking operations of ¥47,121 million ( $567 million), do not exceed 25% of consolidated net assets.

During fiscal 2009, the Company acquired treasury stocks for ¥29,290 million in the stock market to implement a flexible capital policy, including allocation for share swaps in future merger and acquisition transactions. The Company disposed of treasury stock for ¥12,013 million from merger of the consolidated subsidiary.

Brokerage Commissions and Net Gains on Investment Securities	12 Months Ended
Mar. 31, 2011
Brokerage Commissions and Net Gains on Investment Securities

22. Brokerage Commissions and Net Gains on Investment Securities

Brokerage commissions and net gains (losses) on investment securities in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Brokerage commissions	¥5,025	¥3,418	¥119	$1
Net gains (losses) on investment securities	(22,301)	14,863	16,656	201
Dividends income	4,732	5,072	4,345	52

	¥(12,544)	¥23,353	¥21,120	$254

Trading activities—Net gains (losses) on investment securities include net trading losses of ¥13,143 million, net trading gains of ¥8,762 million and net trading gains of ¥4,607 million ( $55 million) for fiscal 2009, 2010 and 2011, respectively. Net gains of ¥3,874 million, net losses of ¥239 million and net gains of ¥1,977 million ( $24 million) on derivative trading instruments are also included in net gains (losses) on investment securities for fiscal 2009, 2010 and 2011, respectively.

Life Insurance Operations	12 Months Ended
Mar. 31, 2011
Life Insurance Operations

23. Life Insurance Operations

Life insurance premiums and related investment income in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Life insurance premiums	¥115,214	¥104,133	¥107,860	$1,297
Life insurance related investment income	2,537	11,465	10,613	128

	¥117,751	¥115,598	¥118,473	$1,425

The benefits and expenses of life insurance operations, included in life insurance costs in the consolidated statements of income, are recognized so as to associate with earned premiums over the life of contracts. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs (principally commissions and certain other expenses relating to policy issuance and underwriting). These policy acquisition costs are amortized over the respective policy periods in proportion to premium revenue recognized. Amortization charged to income for fiscal 2009, 2010 and 2011 amounted to ¥11,771 million, ¥10,994 million and ¥9,661 million ( $116 million), respectively.

Other Operations	12 Months Ended
Mar. 31, 2011
Other Operations

24. Other Operations

Other operating revenues and other operating expenses in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
Other operating revenues:	2009	2010	2011	2011
Revenues from integrated facilities management operations	¥35,391	¥9,075	¥9,978	$120
Revenues from the vehicle maintenance and management services	44,958	41,408	40,760	490
Revenues from commissions for M&A advisory services, financing advice, financial restructuring advisory services and related services	45,894	54,996	50,659	609
Revenues from facilities management of golf courses	21,556	23,354	23,163	279
Revenues from facilities management of hotels and Japanese inns	21,124	23,463	27,966	336
Other	120,480	114,101	113,474	1,366

	¥289,403	¥266,397	¥266,000	$3,200

	Millions of yen			Millions of U.S. dollars
Other operating expenses:	2009	2010	2011	2011
Expenses from integrated facilities management operations	¥29,384	¥5,074	¥5,600	$67
Expenses from the vehicle maintenance and management services	38,129	34,837	33,790	406
Expenses from facilities management of golf courses	18,033	19,793	21,012	253
Expenses from facilities management of hotels and Japanese inns	18,129	22,655	25,943	312
Other	67,882	67,513	70,482	848

	¥171,557	¥149,872	¥156,827	$1,886

Other items consist of revenues and expenses from training facilities and senior housing, operating results from a real estate related business, commissions for the sale of insurance and other financial products, and revenues and expenses from other operations, of which there were no items exceeding 10% of total other operating revenues and expenses in fiscal 2009, 2010 and 2011, respectively.

Gains and losses from the disposition of operating facilities included in other operating assets are not significant for fiscal 2009, 2010 and 2011.

Write-downs of Long-Lived Assets	12 Months Ended
Mar. 31, 2011
Write-downs of Long-Lived Assets

25. Write-downs of Long-Lived Assets

In accordance with ASC 360-10 (“Property, Plant, and Equipment—Impairment or Disposal of Long-Lived Assets”), the Company and its subsidiaries perform tests for recoverability on assets for which events or changes in circumstances indicated that the assets might be impaired. The Company and its subsidiaries consider an asset’s carrying amount as not recoverable when such carrying amount exceeds the undiscounted future cash flows estimated to result from the use and eventual disposition of the asset. The net carrying amount of assets not recoverable is reduced to fair value if lower than the carrying amount. We determine fair value based on appraisals prepared by independent third party appraisers or our own staff of qualified appraisers, based on recent transactions involving sales of similar assets or other valuation techniques.

During fiscal 2009, 2010 and 2011, the Company and certain subsidiaries recognized impairment losses for the difference between carrying amounts and fair values in the amount of ¥3,829 million, ¥9,483 million and ¥20,310 million ( $244 million), respectively, which are reflected as write-downs of long-lived assets and income from discontinued operations. Of these amounts, ¥3,673 million, ¥6,977 million and ¥18,853 million ( $227 million) are reflected as write-downs of long-lived assets in the accompanying consolidated statements of income for fiscal 2009, 2010 and 2011, respectively. Breakdowns of these amounts by segment are provided in Note 32 (“Segment Information”).

The details of significant write-downs are as follows.

Office Buildings—During fiscal 2009, the Company and its subsidiaries recorded impairment losses of ¥3,590 million on five office buildings. A breakdown is for two office buildings for which the carrying amount exceeded the estimated undiscounted future cash flows, and for the other three office buildings which were held for sale in fiscal 2008, the Company decided that it was impossible for the customer to buy them due to a difficult financial condition of the customer, and they were written down to fair value at the date of the decision to classify them as held and used during fiscal 2009. During fiscal 2010 and fiscal 2011, the Company and its subsidiaries recorded impairment losses of ¥1,025 million on four office buildings and ¥2,464 million ( $30 million) on seven office buildings respectively, mainly because the carrying amounts exceeded the estimated undiscounted future cash flows.

Condominiums—During fiscal 2009 and 2010, write-downs of ¥156 million for 25 condominiums and ¥2,451 million for 43 condominiums were recorded, respectively, primarily in connection to a change in status of these condominiums from held and used to held for sale. During fiscal 2011, write-downs of ¥1,353 million were recorded for 26 condominiums held for sale, and ¥2,758 million were recorded in relation to 18 condominiums for which the carrying amounts exceeded the estimated undiscounted future cash flows.

Commercial Facilities Other Than Office Buildings—There was no impairment for commercial facilities other than office in fiscal 2009. During fiscal 2010 and fiscal 2011, impairment loss of ¥1,461 million on four buildings and ¥5,284 million ( $64 million) on 12 buildings were recorded, respectively, mainly because the carrying amounts exceeded the estimated undiscounted future cash flows.

Others—During fiscal 2009, 2010 and 2011, the Company and its subsidiaries recognized ¥83 million, ¥4,546 million and ¥8,451 million ( $102 million) of write-downs, respectively, for long-lived assets other than the above, including land and buildings undeveloped or under construction.

Discontinued Operations	12 Months Ended
Mar. 31, 2011
Discontinued Operations

26. Discontinued Operations

ASC 205-20 (“Presentation of Financial Statements—Discontinued Operations”) requires that the Company and its subsidiaries reclassify the operations sold or to be disposed of by sale without significant continuing involvement in the operations to discontinued operations. Under this Codification Section, the Company and its subsidiaries report the gains on sales and the results of these operations of subsidiaries, business units, and certain properties, which have been sold or are to be disposed of by sale, as income from discontinued operations in the accompanying consolidated statements of income. Revenues and expenses generated by the operations of such subsidiaries, business units and properties recognized in fiscal 2009 and 2010 have also been reclassified as income from discontinued operations in the accompanying consolidated statements of income.

During fiscal 2009, the Company sold a subsidiary in Japan which operated a real-estate appraising business, and earned ¥2 million of gain.

During fiscal 2010, the Company completed the liquidation procedure for a subsidiary in Europe. A subsidiary sold its subsidiary which operated a spa in Japan, and the Company also sold a subsidiary which operated a real estate management and brokerage business in Japan. In addition, the Company recorded a gain in line with the dilution of the Company’s ownership share resulting from the issuance of new shares of its subsidiary which operated amusement parks in Japan. As a result, the Company recognized ¥2,810 million of aggregated gain during fiscal 2010.

During fiscal 2011, the Company and its subsidiary completed the liquidation procedure for a subsidiary in Japan which operated PFI (“Private Finance Initiative”) business for hospital management, and the Company wound up a subsidiary in Japan that was established in order to enter into derivative business. The Company sold a subsidiary which operated hairdressing business, and also sold a subsidiary which operated internet related business. In addition, a subsidiary sold its subsidiary in Japan, which operated consulting business in medical and nursing care field. As a result, ¥6,895 million ( $83 million) of aggregated gain was recognized during fiscal 2011. Furthermore, the Company has determined to wind up a subsidiary in Japan, which operated asbestos removal business during fiscal 2011. The assets and liabilities of the subsidiary mainly include trade notes, accounts payable and other liabilities of ¥86 million ( $1 million), and cash and cash equivalents of ¥4 million ( $0 million) in the accompanying consolidated balance sheets at March 31, 2011.

The Company and its subsidiaries own various real estate properties, including commercial and office buildings, for rental operations. In fiscal 2009, 2010 and 2011, the Company and its subsidiaries recognized ¥19,651 million, ¥11,246 million and ¥7,498 million ( $90 million) of aggregated gains on sales of such real estate properties, respectively. In addition, the Company and its subsidiaries determined to dispose by sale of rental properties of ¥31,611 million and ¥27,486 million ( $331 million) which are mainly included in investment in operating leases at March 31, 2010 and 2011, respectively.

Discontinued operations in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Revenues	¥64,756	¥51,041	¥23,040	$277

Income from discontinued operations, net*	17,883	14,453	13,556	163
Provision for income taxes	(8,719)	(5,715)	(5,297)	(64)

Discontinued operations, net of applicable tax effect	¥9,164	¥8,738	¥8,259	$99

*	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥19,653 million, ¥14,056 million and ¥14,393 million ( $173 million) in fiscal 2009, 2010 and 2011, respectively.

Per Share Data	12 Months Ended
Mar. 31, 2011
Per Share Data

27. Per Share Data

Reconciliation of the differences between basic and diluted earnings per share (EPS) in fiscal 2009, 2010 and 2011 is as follows:

In fiscal 2009, the diluted EPS calculation excludes convertible bond for 2,299 thousand shares and stock options for 1,227 thousand shares, as they were antidilutive. In fiscal 2010, the diluted EPS calculation excludes convertible bond for 2,475 thousand shares and stock options for 1,411 thousand shares, as they were antidilutive. In fiscal 2011, the diluted EPS calculation excludes stock options for 1,139 thousand shares, as they were antidilutive.

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Income attributable to ORIX Corporation from continuing operations	¥12,991	¥28,984	¥59,063	$710
Effect of dilutive securities—
Expense related to convertible bond	392	1,305	2,393	29

Income from continuing operations for diluted EPS computation	¥13,383	¥30,289	¥61,456	$739

	Thousands of shares
	2009	2010	2011
Weighted-average shares	88,910	101,901	107,489
Effect of dilutive securities—
Conversion of convertible bond	6,472	21,664	24,412
Exercise of stock options	64	86	107

Weighted-average shares for diluted EPS computation	95,446	123,651	132,008

	Yen			U.S. dollars
	2009	2010	2011	2011
Earnings per share for income attributable to ORIX Corporation from continuing operations:
Basic	¥146.11	¥284.43	¥549.49	$6.61
Diluted	140.21	244.96	465.55	5.60

Derivative Financial Instruments and Hedging	12 Months Ended
Mar. 31, 2011
Derivative Financial Instruments and Hedging

28. Derivative Financial Instruments and Hedging

Risk management policy

The Company and its subsidiaries manage interest rate risk through asset and liability management systems. The Company and its subsidiaries use derivative financial instruments to hedge interest rate risk and avoid changes in interest rates having a significant adverse effect on the Company’s results of operations. As a result of interest rate changes, the fair value and/or cash flow of interest sensitive assets and liabilities will fluctuate. However, such fluctuation will generally be offset by using derivative financial instruments as hedging instruments. Derivative financial instruments that the Company and its subsidiaries use as part of the interest risk management include interest rate swaps.

The Company and its subsidiaries employ foreign currency borrowings, foreign exchange contracts, and foreign currency swap agreements to hedge risks that are associated with certain transactions and investments denominated in foreign currencies due to the potential for changes in exchange rates. Similarly, overseas subsidiaries generally structure their liabilities to match the currency-denomination of assets in each region.

By using derivative instruments, the Company and its subsidiaries are exposed to credit risk in the event of nonperformance by counterparties. The Company and its subsidiaries attempt to manage the credit risk by carefully evaluating the content of transactions and the quality of counterparties in advance and regularly monitoring the amount of notional principal, fair value, type of transaction and other factors pertaining to each counterparty.

(a) Cash flow hedges

The Company and its subsidiaries designate interest rate swap agreements, foreign currency swap agreements and foreign exchange contracts as cash flow hedges for variability of cash flows originating from floating rate borrowings and forecasted transactions and for exchange fluctuations. The forecasted transactions related to the above-mentioned agreements and contracts as of March 31, 2011 mature at various dates through 2018. Net gains (losses) before deducting applicable taxes on derivative contracts were reclassified from accumulated other comprehensive income (loss) into earnings when earnings were affected by the variability in cash flows of the designated hedged item. The amounts of these net gains (losses) after deducting applicable taxes were net gains of ¥157 million, net gains of ¥824 million and net losses of ¥211 million ( $3 million) during fiscal 2009, 2010 and 2011, respectively. Net gains of ¥3 million, which represent the total ineffectiveness of cash flow hedges, were recorded in earnings for fiscal 2009. No amount of these net gains (losses) was recorded in earnings for fiscal 2010 and 2011. Approximately ¥5,456 million ( $66 million) of net derivative losses included in accumulated other comprehensive income (loss), net of applicable income taxes at March 31, 2011 will be reclassified into earnings within fiscal 2012.

(b) Fair value hedges

The Company and its subsidiaries use financial instruments designated as fair value hedges to hedge their exposure to interest rate risk and foreign currency exchange risk. The Company and its subsidiaries designate foreign currency swap agreements and foreign exchange contracts to minimize foreign currency exposures on lease receivables, loan receivables and borrowings, denominated in foreign currency. The Company and its subsidiaries designate interest rate swap to hedge interest rate exposure of the fair values of loan receivables. The Company and certain overseas subsidiaries, which issued medium-term notes or bonds with fixed interest rates, use interest rate swap contracts to hedge interest rate exposure of the fair values of these medium-term notes. In cases where the medium-term notes were denominated in other than the subsidiaries’ local currencies, foreign currency swap agreements are used to hedge foreign exchange rate exposure. A certain overseas subsidiary uses foreign currency long-term-debt to hedge foreign exchange rate exposure from unrecognized firm commitment. For fiscal 2009, 2010 and 2011, net losses of ¥20 million, ¥307 million and ¥231 million ( $3 million) of hedge ineffectiveness associated with instruments designated as fair value hedges were recorded in earnings.

(c) Hedges of net investment in foreign operations

The Company uses foreign exchange contracts, borrowings and bonds denominated in the subsidiaries’ local currencies to hedge the foreign currency exposure of the net investment in overseas subsidiaries. The gains and losses of these hedging instruments were recorded in foreign currency translation adjustments, which is a part of other comprehensive income (loss).

(d) Trading derivatives or derivatives not designated as hedging instruments

The Company and certain subsidiaries engage in trading activities with various future contracts. Therefore the Company and the subsidiaries are at various risks such as share price fluctuation risk, interest rate risk and foreign currency exchange risk. The Company and the subsidiaries check that these risks are below a certain level by using internal indicators and determine whether such contracts should be continued or not. The Company and certain subsidiaries entered into interest rate swap agreements, foreign currency swap agreements and foreign exchange contracts for risk management purposes but not qualified for hedge accounting under ASC 815 (“Derivatives and Hedging”).

ASC 815-10-50 (“Derivatives and Hedging—Disclosures”) requires companies to disclose the fair value of derivative instruments and their gains (losses) in tabular format, as well as information about credit-risk-related contingent features in derivative agreements.

The effect of derivative instruments on the consolidated statements of income, pre-tax, for fiscal 2009 is as follows.

(1) Cash flow hedges

	Gains (losses) recognized in other comprehensive income on derivative (effective portion)	Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)		Gains (losses) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location	Millions of yen
Interest rate swap agreements	¥(2,367)	Interest on loans and investment securities/Interest expense	¥170	—	¥0

Foreign exchange contracts	193	Foreign currency transaction loss	1	—	0

Foreign currency swap agreements	956	Interest on loans and investment securities/Interest expense/Foreign currency transaction loss	102	Other operating revenues/expenses	3

(2) Fair value hedges

	Gains (losses) recognized in income on derivative		Gains (losses) recognized in income on hedged item
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location
Interest rate swap agreements	¥(682)	Interest on loans and investment securities/Interest expense	¥662	Interest on loans and investment securities/Interest expense

Foreign exchange contracts	4,633	Foreign currency transaction loss	(4,633)	Foreign currency transaction loss

Foreign currency swap agreements	1,057	Foreign currency transaction loss	(1,057)	Foreign currency transaction loss

(3) Hedges of net investment in foreign operations

	Gains (losses) recognized in other comprehensive income on derivative and others (effective portion)	Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)		Gains (losses) recognized in income on derivative and others (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location	Millions of yen
Foreign exchange contracts	¥6,618	Brokerage commissions and net gains (losses) on investment securities	¥2	—	¥0
Borrowings and bonds in local currency	1,393	—	0	—	0

(4) Trading derivatives or derivatives not designated as hedging instruments

	Gains (losses) recognized in income on derivative
	Millions of yen	Consolidated statements of income location
Interest rate swap agreements	¥40	Other operating revenues/expenses
Foreign currency swap agreements	(945)	Other operating revenues/expenses
Futures	3,778	Brokerage commissions and net gains (losses) on investment securities
Foreign exchange contracts	293	Brokerage commissions and net gains (losses) on investment securities
Credit derivatives held/written	105	Other operating revenues/expenses
Options held/written, Caps held	445	Other operating revenues/expenses

The effect of derivative instruments on the consolidated statements of income, pre-tax, for fiscal 2010 is as follows.

(1) Cash flow hedges

	Gains (losses) recognized in other comprehensive income on derivative (effective portion)	Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)		Gains (losses) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location	Millions of yen
Interest rate swap agreements	¥1,070	Interest on loans and investment securities/Interest expense	¥(89)	—	¥0

Foreign exchange contracts	(28)	Foreign currency transaction loss	(28)	—	0

Foreign currency swap agreements	(2,415)	Interest on loans and investment securities/Interest expense/Foreign currency transaction loss	1,264	—	0

(2) Fair value hedges

	Gains (losses) recognized in income on derivative		Gains (losses) recognized in income on hedged item
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location
Interest rate swap agreements	¥ 924	Interest on loans and investment securities/Interest expense	¥(1,231)	Interest on loans and investment securities/Interest expense

Foreign exchange contracts	4,700	Foreign currency transaction loss	(4,700)	Foreign currency transaction loss

Foreign currency swap agreements	349	Foreign currency transaction loss	(349)	Foreign currency transaction loss

(3) Hedges of net investment in foreign operations

	Gains (losses) recognized in other comprehensive income on derivative and others (effective portion)	Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)		Gains (losses) recognized in income on derivative and others (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location	Millions of yen
Foreign exchange contracts	¥(45)	Gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	¥820	—	¥0

Borrowings and bonds in local currency	1,783	—	0	—	0

(4) Trading derivatives or derivatives not designated as hedging instruments

	Gains (losses) recognized in income on derivative
	Millions of yen	Consolidated statements of income location
Interest rate swap agreements	¥14	Other operating revenues/expenses
Foreign currency swap agreements	998	Other operating revenues/expenses
Futures	(147)	Brokerage commissions and net gains (losses) on investment securities
Foreign exchange contracts	67	Brokerage commissions and net gains (losses) on investment securities
Credit derivatives held/written	383	Other operating revenues/expenses
Options held/written, Caps held	(477)	Other operating revenues/expenses

The effect of derivative instruments on the consolidated statements of income, pre-tax, for fiscal 2011 is as follows.

(1) Cash flow hedges

	Gains (losses) recognized in other comprehensive income on derivative (effective portion)		Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)			Gains (losses) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars
Interest rate swap agreements	¥598	$7	Interest on loans and investment securities/Interest expense	¥(313)	$(4)	—	¥0	$0
Foreign exchange contracts	526	6	Foreign currency transaction loss	291	3	—	0	0
Foreign currency swap agreements	(2,623)	(32)	Interest on loans and investment securities/Interest expense/Foreign currency transaction loss	383	5	—	0	0

(2) Fair value hedges

	Gains (losses) recognized in income on derivative and other			Gains (losses) recognized in income on hedged item
	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location
Interest rate swap agreements	¥1,986	$24	Interest on loans and investment securities/Interest expense	¥(2,217)	$(27)	Interest on loans and investment securities/Interest expense
Foreign exchange contracts	8,765	105	Foreign currency transaction loss	(8,765)	(105)	Foreign currency transaction loss
Foreign currency swap agreements	4,297	52	Foreign currency transaction loss	(4,297)	(52)	Foreign currency transaction loss
Foreign currency long-term-debt	1,193	14	Foreign currency transaction loss	(1,193)	(14)	Foreign currency transaction loss

(3) Hedges of net investment in foreign operations

	Gains (losses) recognized in other comprehensive income on derivative and others (effective portion)		Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)			Gains (losses) recognized in income on derivative and others (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars
Foreign exchange contracts	¥4,468	$54	Gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	¥39	$0	—	¥0	$0
Borrowings and bonds in local currency	3,711	45	—	0	0	—	0	0

(4) Trading derivatives or derivatives not designated as hedging instruments

	Gains (losses) recognized in income on derivative
	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location
Interest rate swap agreements	¥34	$0	Other operating revenues/expenses
Foreign currency swap agreements	(10)	0	Other operating revenues/expenses
Futures	1,897	23	Brokerage commissions and net gains on investment securities
Foreign exchange contracts	(245)	(3)	Brokerage commissions and net gains on investment securities
Credit derivatives held/written	(675)	(8)	Other operating revenues/expenses
Options held/written, Caps held and other	660	8	Other operating revenues/expenses

Notional amounts of derivative instruments and other, fair values of derivative instruments and other in consolidated balance sheets at March 31, 2010 and 2011 are as follows.

March 31, 2010

		Asset derivatives		Liability derivatives
	Notional amount	Fair value	Consolidated balance sheets location	Fair value	Consolidated balance sheets location
	Millions of yen	Millions of yen		Millions of yen
Derivatives designated as hedging instruments:
Interest rate swap agreements	¥170,193	¥191	Other receivables	¥2,862	Trade notes, accounts payable and other liabilities
Futures, Foreign exchange contracts	171,681	834	Other receivables	4,968	Trade notes, accounts payable and other liabilities
Foreign currency swap agreements	207,049	12,671	Other receivables	22,053	Trade notes, accounts payable and other liabilities
Trading derivatives or derivatives not designated as hedging instruments:
Interest rate swap agreements	¥9,096	¥1	Other receivables	¥94	Trade notes, accounts payable and other liabilities
Options held/written, Caps held	21,690	555	Other receivables	189	Trade notes, accounts payable and other liabilities
Futures, Foreign exchange contracts	379,754	1,241	Other receivables	769	Trade notes, accounts payable and other liabilities
Foreign currency swap agreements	10,567	1,053	Other receivables	1,000	Trade notes, accounts payable and other liabilities
Credit derivatives held/written	48,490	528	Other receivables	40	Trade notes, accounts payable and other liabilities

March 31, 2011

			Asset derivatives			Liability derivatives
	Notional amount		Fair value		Consolidated balance sheets location	Fair value		Consolidated balance sheets location
	Millions of yen	Millions of U.S. dollars	Millions of yen	Millions of U.S. dollars		Millions of yen	Millions of U.S. dollars
Derivatives designated as hedging instruments and other:
Interest rate swap agreements	¥276,132	$3,321	¥2,070	$25	Other receivables	¥1,273	$15	Trade notes, accounts payable and other liabilities
Futures, Foreign exchange contracts	163,342	1,964	1,075	13	Other receivables	3,509	42	Trade notes, accounts payable and other liabilities
Foreign currency swap agreements	179,429	2,158	13,072	157	Other receivables	31,830	383	Trade notes, accounts payable and other liabilities
Foreign currency long-term-debt	19,616	236	0	0	—	0	0	—

Trading derivatives or derivatives not designated as hedging instruments:
Interest rate swap agreements	¥3,129	$38	¥0	$0	Other receivables	¥47	$1	Trade notes, accounts payable and other liabilities
Options held/written, Caps held and other	124,034	1,492	3,467	42	Other receivables	2,071	25	Trade notes, accounts payable and other liabilities
Futures, Foreign exchange contracts	227,640	2,738	1,558	19	Other receivables	1,459	18	Trade notes, accounts payable and other liabilities
Foreign currency swap agreements	10,073	121	1,694	20	Other receivables	1,651	20	Trade notes, accounts payable and other liabilities
Credit derivatives held/written	36,027	433	49	1	Other receivables	236	3	Trade notes, accounts payable and other liabilities

Certain of the Company’s derivative instruments contain provisions that require the Company to maintain an investment grade credit rating from each of the major credit rating agencies.

If the Company’s credit rating were to fall below investment grade, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment on derivative instruments that are in net liability positions.

There are no derivative instruments with credit-risk-related contingent features that are in a liability position on March 31, 2010 and 2011.

ASC 815-10-50 (“Derivatives and Hedging—Disclosures”) requires sellers of credit derivatives to disclose additional information about credit- risk-related potential payment risk.

The Company and its subsidiaries have contracted credit derivatives for the purpose of trading. As of March 31, 2010 and 2011, details of credit derivatives are as follows.

March 31, 2010

Types of derivatives	The events or circumstances that would require the seller to perform under the credit derivative	Maximum potential amount of future payment under the credit derivative	Approximate remaining term of the credit derivative	Fair value of the credit derivative
		Millions of yen		Millions of yen
Credit default swap	In case of credit event (bankruptcy, failure to pay, restructuring) occurring in underlying reference company *1	¥7,000	Less than two years	¥(1)
Total return swap	In case of underlying reference CMBS price falling beyond certain extent *2	41,146	Less than two years	493

March 31, 2011

Types of derivatives	The events or circumstances that would require the seller to perform under the credit derivative	Maximum potential amount of future payment under the credit derivative		Approximate remaining term of the credit derivative	Fair value of the credit derivative
		Millions of yen	Millions of U.S. dollars		Millions of yen	Millions of U.S. dollars
Credit default swap	In case of credit event (bankruptcy, failure to pay, restructuring) occurring in underlying reference company *1	¥7,000	$84	Less than one year	¥48	$1
Total return swap	In case of underlying reference CMBS price falling beyond certain extent *2	28,606	344	Less than one year	(236)	(3)

*1	Underlying reference company’s credit ratings are BBB+ or better rated by rating agencies as of March 31, 2010 and 2011.
*2	Underlying reference CMBS is highest grade tranche and its credit rating is BBB or better rated by rating agencies as of March 31, 2010 and 2011. Unless such highest grade tranche of CMBS incurs a loss, the Company and its subsidiaries will not suffer a loss.

Significant Concentrations of Credit Risk	12 Months Ended
Mar. 31, 2011
Significant Concentrations of Credit Risk

29. Significant Concentrations of Credit Risk

The Company and its subsidiaries have established various policies and procedures to manage credit exposure, including initial credit approval, credit limits, collateral and guarantee requirements, obtaining rights of offset and continuous oversight. The Company and its subsidiaries’ principal financial instrument portfolio consists of investment in direct financing leases which are secured by title to the leased assets and installment loans which are secured by assets specifically collateralized in relation to loan agreements. When deemed necessary, guarantees are also obtained. The value and adequacy of the collateral are continually monitored. Consequently, the risk of credit loss from counterparties’ failure to perform in connection with collateralized financing activities is believed to be minimal. The Company and its subsidiaries have access to collateral in case of bankruptcy and other losses. However, a significant decline in real estate markets could result in a decline in fair value of the collateral real estate below the mortgage setting amount, which would expose the Company and certain subsidiaries to unsecured credit risk.

The Company and its subsidiaries make investments in securities for various purposes. The risk of incurring great loss during a certain period is believed to be minimal due to the diversification in the investment portfolio. However, various factors, including the issuer’s credit risk and market trends, would expose the Company and its subsidiaries to a risk of unexpected loss.

At March 31, 2010 and 2011, no concentration with a single obligor exceeded 1% of consolidated total assets. With respect to the Company and its subsidiaries’ credit exposures on a geographic basis, ¥4,809 billion, or 85%, at March 31, 2010 and ¥4,854 billion ( $58,378 million), or 76%, at March 31, 2011 of the credit risks arising from all financial instruments are attributable to customers located in Japan. The largest concentration of credit risks outside of Japan is exposure attributable to obligors located in the United States of America. The gross amount of such exposure is ¥387 billion and ¥1,001 billion ( $12,040 million) as of March 31, 2010 and 2011, respectively.

The Company and its subsidiaries run businesses such as development and rental of commercial real estate and office buildings, condominium development and sales, hotel, golf course, and training facility operation. Real estate in development and rental business is mainly recorded in investment in direct financing leases and operating leases. In connection with investment in direct financing leases and operating leases, the percentage of investment in real estate to consolidated total assets is 14.4% and 12.7% as of March 31, 2010 and 2011, respectively.

Estimated Fair Value of Financial Instruments	12 Months Ended
Mar. 31, 2011
Estimated Fair Value of Financial Instruments

30. Estimated Fair Value of Financial Instruments

The following information is provided to help readers gain an understanding of the relationship between amounts reported in the accompanying consolidated financial statements and the related market or fair value.

The disclosures include financial instruments and derivatives financial instruments, except for investment in direct financing leases, investment in subsidiaries and affiliates, pension obligations and insurance contracts.

March 31, 2010

	Millions of yen
	Carrying amount	Estimated fair value
Trading instruments
Trading securities	¥49,596	¥49,596
Futures, Foreign exchange contracts:
Assets	1,198	1,198
Liabilities	766	766
Credit derivatives held/written:
Assets	528	528
Liabilities	40	40
Options held/written, Caps held:
Assets	555	555
Liabilities	189	189
Non-trading instruments
Assets:
Cash and cash equivalents	¥639,087	¥639,087
Restricted cash	77,486	77,486
Time deposits	548	548
Installment loans (net of allowance for probable loan losses)	2,330,697	2,318,466
Investment in securities:
Practicable to estimate fair value	903,658	902,943
Not practicable to estimate fair value	150,904	150,904
Liabilities:
Short-term debt	573,565	573,565
Deposits	853,269	855,620
Long-term debt	3,836,270	3,869,238
Futures, Foreign exchange contracts:
Assets	877	877
Liabilities	4,971	4,971
Foreign currency swap agreements:
Assets	13,724	13,724
Liabilities	23,053	23,053
Interest rate swap agreements:
Assets	192	192
Liabilities	2,956	2,956

March 31, 2011

	Millions of yen		Millions of U.S. dollars
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Trading instruments
Trading securities	¥71,991	¥71,991	$866	$866
Futures, Foreign exchange contracts:
Assets	1,524	1,524	18	18
Liabilities	1,254	1,254	15	15
Credit derivatives held/written:
Assets	49	49	1	1
Liabilities	236	236	3	3
Options held/written, Caps held, and other:
Assets	3,467	3,467	42	42
Liabilities	2,071	2,071	25	25

Non-trading instruments
Assets:
Cash and cash equivalents	¥732,127	¥732,127	$8,805	$8,805
Restricted cash	118,065	118,065	1,420	1,420
Time deposits	5,148	5,148	62	62
Installment loans (net of allowance for probable loan losses)	2,850,215	2,860,886	34,278	34,406
Investment in securities:
Practicable to estimate fair value	937,129	937,541	11,270	11,275
Not practicable to estimate fair value	166,261	166,261	2,000	2,000
Liabilities:
Short-term debt	478,633	478,633	5,756	5,756
Deposits	1,065,175	1,070,513	12,810	12,874
Long-term debt	4,531,268	4,491,271	54,495	54,014
Futures, Foreign exchange contracts:
Assets	1,109	1,109	13	13
Liabilities	3,714	3,714	45	45
Foreign currency swap agreements:
Assets	14,766	14,766	178	178
Liabilities	33,481	33,481	403	403
Interest rate swap agreements:
Assets	2,070	2,070	25	25
Liabilities	1,320	1,320	16	16

Estimation of fair value

The following methods and significant assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate a value:

Cash and cash equivalents, restricted cash, time deposits and short-term debt—The carrying amounts recognized in the balance sheets were determined to be reasonable estimates of their fair values due to their short maturity.

Installment loans—The carrying amounts of floating-rate installment loans with no significant changes in credit risk and which could be repriced within a short-term period were determined to be reasonable estimates of their fair values. The carrying amounts of purchased loans were determined to be reasonable estimates of their fair values. For certain homogeneous categories of medium- and long-term fixed-rate loans, such as housing loans, the estimated fair values were calculated by discounting the future cash flows using the current interest rates charged by the Company and its subsidiaries for new loans made to borrowers with similar credit ratings and remaining maturities. Concerning above, if available, estimated fair values were based on quoted market prices or quotations provided by dealers.

Investment in securities—For trading securities and available-for-sale securities other than specified bonds issued by SPEs and certain other mortgage-backed and asset-backed securities, the estimated fair values, which are also the carrying amounts recorded in the balance sheets, were generally based on quoted market prices or quotations provided by dealers. As for the specified bonds issued by the SPEs and certain other mortgage-backed and asset-backed securities included in available-for-sale securities, the Company and its subsidiaries estimated the fair value by discounting future cash flows (see Note 2). For held-to-maturity securities, the estimated fair values were based on quoted market prices, if available. If a quoted market price was not available, estimated fair values were determined using quoted market prices for similar securities or the carrying amounts (where carrying amounts were believed to approximate the estimated fair values). For certain investments funds included in other securities, the fair values are estimated based on net asset value per share. With regard to other securities other than the investment funds described above, the Company and its subsidiaries have not estimated the fair value, as it is not practicable to do so. Those other securities mainly consist of non-marketable equity securities and preferred capital shares. Because there were no quoted market prices for such other securities and each security has a different nature and characteristics, reasonable estimates of fair values could not be made without incurring excessive costs.

Deposits—The carrying amounts of demand deposits recognized in the consolidated balance sheets were determined to be reasonable estimates of their fair values. The estimated fair values of time deposits were calculated by discounting the future cash flows. The current interest rates offered for the deposits with similar terms and remaining average maturities were used as the discount rates.

Long-term debt—The carrying amounts of long-term debt with floating rates which could be repriced within short-term periods were determined to be reasonable estimates of their fair values. For medium-and long-term fixed-rate debt, the estimated fair values were calculated by discounting the future cash flows. The borrowing interest rates that were currently available to the Company and its subsidiaries offered by financial institutions for debt with similar terms and remaining average maturities were used as the discount rates. Concerning above, if available, estimated fair values were based on quoted market prices or quotations provided by dealers.

Derivatives—For exchange-traded derivatives, fair value is based on quoted market prices. Fair value estimates for other derivatives generally reflect the estimated amounts that the Company and its subsidiaries would receive or pay to terminate the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Discounted amounts of future cash flows using the current interest rate are used when estimating the fair values for most of the Company’s and its subsidiaries’ derivatives.

Commitments, Guarantees and Contingent Liabilities	12 Months Ended
Mar. 31, 2011
Commitments, Guarantees and Contingent Liabilities

31. Commitments, Guarantees and Contingent Liabilities

Commitments—As of March 31, 2011, the Company and its subsidiaries have commitments for the purchase of equipment to be leased, having a cost of ¥11,423 million ( $137 million).

The minimum future rentals on non-cancelable operating leases are as follows.

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥3,587	$43
2013	3,404	41
2014	2,485	30
2015	2,105	25
2016	1,924	23
Thereafter	16,384	197

Total	¥29,889	$359

The Company and its subsidiaries lease office space under operating lease agreements, which are primarily cancelable, and made rental payments totaling ¥10,422 million, ¥9,571 million and ¥8,131 million ( $98 million) in fiscal 2009, 2010 and 2011, respectively.

Certain computer systems of the Company and its subsidiaries have been operated and maintained under non-cancelable contracts with third-party service providers. For such services, the Company and its subsidiaries made payments totaling ¥985 million, ¥1,029 million and ¥759 million ( $9 million) in fiscal 2009, 2010 and 2011, respectively. The longest contract of them will mature in fiscal 2013. As of March 31, 2011, the amounts due are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥382	$4
2013	60	1

Total	¥442	$5

The Company and its subsidiaries have commitments to fund estimated construction costs to complete ongoing real estate development projects and other commitments, totaling ¥135,567 million ( $1,630 million) as of March 31, 2011.

The Company and its subsidiaries have agreements to commit to execute loans for consumers, and to invest in funds, as long as the agreed-upon terms are met. As of March 31, 2011, the total unused credit and capital amount available is ¥77,694 million ( $934 million).

Guarantees—The Company and its subsidiaries apply ASC 460-10 (“Guarantees”), and at the inception of a guarantee recognize a liability in the consolidated balance sheets for the fair value of the guarantee within the scope of ASC 460-10. The following table represents the summary of potential future payments, book value recorded as guarantee liabilities of the guarantee contracts outstanding and maturity of the longest guarantee contracts as of March 31, 2010 and 2011:

	2010			2011			2011
	Millions of yen		Fiscal year	Millions of yen		Fiscal year	Millions of U.S. dollars
Guarantees	Potential future payment	Book value of guarantee liabilities	Maturity of the longest contract	Potential future payment	Book value of guarantee liabilities	Maturity of the longest contract	Potential future payment	Book value of guarantee liabilities
Corporate loans	¥321,448	¥2,986	2017	¥312,273	¥1,958	2018	$3,756	$24
Transferred loans	0	0	—	166,936	2,218	2043	2,008	27
Housing loans	18,798	2,644	2051	16,949	2,353	2051	204	28
Other	3	1	2012	294	4	2018	3	0

Total	¥340,249	¥5,631	—	¥496,452	¥6,533	—	$5,971	$79

Guarantee of corporate loans: The Company and certain subsidiaries mainly guarantee corporate loans issued by financial institutions for customers. The Company and its subsidiaries are obliged to pay the outstanding loans when the guaranteed customers fail to pay principal and/or interest in accordance with the contract terms. In some cases, the corporate loans are secured by the guaranteed customers’ assets. Once the Company and its subsidiaries assume the guaranteed customers’ obligation, the Company and its subsidiaries obtain a right to claim the collateral assets. In other cases, certain contracts that guarantee corporate loans issued by financial institutions for customers include contracts that the amounts of performance guarantee are limited to a range of guarantee commissions. As of March 31, 2011, total amount of such guarantees is ¥1,237,000 million ( $14,877 million) and book value of guarantee liabilities which amount is included in the table above is ¥702 million ( $8 million).

Payment or performance risk of the guarantees is considered based on the historical experience of credit events. There have been no significant changes in the payment or performance risk of the guarantees in fiscal 2011.

Guarantee of Transferred loans: A subsidiary in the United States is authorized to underwrite, originate, fund, and service multi-family and seniors housing loans without prior approval from Federal National Mortgage Association (“Fannie Mae”) under Fannie Mae’s Delegated Underwriting and Servicing program. As part of this program, Fannie Mae provides a commitment to purchase the loans.

In return for the delegated authority, the subsidiary guarantees the performance of certain housing loans transferred to Fannie Mae and has the payment or performance risk of the guarantees to absorb some of the losses when losses arise from the transferred loans.

There have been no significant changes in the payment or performance risk of the guarantees in fiscal 2011.

Guarantee of housing loans: The Company and certain subsidiaries guarantee the housing loans issued by Japanese financial institutions to third party individuals. The Company and its subsidiaries are typically obliged to pay the outstanding loans when these loans become delinquent more than three months. The housing loans are usually secured by the real properties. Once the Company and its subsidiaries assume the guaranteed parties’ obligation, the Company and its subsidiaries obtain a right to claim the collateral assets.

Other guarantees: Other guarantees include the guarantees derived from collection agency agreements. Pursuant to the agreements, the Company and certain subsidiaries collect third parties’ debt and pay the uncovered amounts.

Litigation—The Company and its subsidiaries are involved in legal proceedings and claims in the ordinary course of business. In the opinion of management, none of such proceedings and claims will have a significant impact on the Company’s financial position or results of operations.

Segment Information	12 Months Ended
Mar. 31, 2011
Segment Information

32. Segment Information

Financial information about its operating segments reported below is information that is separately available and evaluated regularly by the management in deciding how to allocate resources and in assessing performance.

From April 1, 2010, the Company changed the way it measures its segment information related to certain variable interest entities (VIEs) which are consolidated in accordance with ASC 810-10 (“Consolidation”) since the Company’s management changed its internal performance assessment measures to manage its segments.

From April 1, 2010, in line with a change of management classification, Internet Research Institute, Inc. and ORIX’s Information and Communication Technology Department, which were previously included in the Corporate Financial Services segment, have been included in the Investment Banking segment and the Maintenance Leasing segment, respectively. In addition, from October 1, 2010, real estate finance business, previously included in the Investment Banking segment, has been included in the Real Estate segment.

Due to these changes, the reclassified figures are shown for the years ended March 31, 2009 and 2010.

An overview of operations for each of the six segments follows below.

Corporate Financial Services	:	Lending, leasing, commission business for the sale of financial products, and environment-related business

Maintenance Leasing	:	Automobile leasing and rentals, car sharing, and precision measuring and IT- related equipment rentals and leasing

Real Estate	:	Development and rentals of commercial real estate, condominium development and sales, hotel, golf course, and training facility operation, senior housing development and management, REIT asset management, real estate investment and advisory services, and real estate finance

Investment Banking	:	Loan servicing (asset recovery), principal investment, M&A advisory, venture capital and securities brokerage

Retail	:	Life insurance, trust and banking services, card loan business by affiliates

Overseas Business	:	Leasing, lending, investment in bonds, investment banking, real estate-related operations, and ship- and aircraft-related operations

Financial information of the segments for the years ended March 31, 2009, 2010 and 2011 is as follows:

	Millions of yen
Year ended March 31, 2009	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas Business	Total
Revenues	¥116,352	¥242,572	¥303,030	¥72,868	¥181,997	¥167,635	¥1,084,454
Interest revenue	52,105	23	27,157	21,019	56,834	36,986	194,124
Interest expense	23,947	6,676	22,676	5,135	10,585	29,432	98,451
Depreciation and amortization	23,650	97,447	16,181	4,479	14,635	34,942	191,334
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	42,414	3,596	6,396	2,162	18,524	3,893	76,985
Write-downs of long-lived assets	0	0	3,590	0	0	83	3,673
Decrease in policy liabilities	0	0	0	0	43,495	0	43,495
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	(346)	61	15,983	(63,276)	86	5,273	(42,219)
Discontinued operations	(58)	0	21,590	(4,203)	0	554	17,883
Segment profits (losses)	(10,702)	28,015	59,185	(74,217)	9,573	20,066	31,920
Segment assets	1,527,317	612,351	1,833,653	507,066	1,448,804	949,852	6,879,043
Long-lived assets	43,566	338,356	999,018	37,278	46,057	143,458	1,607,733
Expenditures for long-lived assets	6,824	143,757	293,984	2,600	0	52,606	499,771
Investment in affiliates	15,434	566	76,794	82,701	7,584	77,067	260,146

	Millions of yen
Year ended March 31, 2010	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas Business	Total
Revenues	¥98,063	¥226,179	¥215,001	¥73,422	¥155,491	¥185,906	¥954,062
Interest revenue	33,737	74	16,021	24,113	34,174	26,926	135,045
Interest expense	19,149	5,611	21,520	6,881	10,580	17,273	81,014
Depreciation and amortization	11,993	98,943	17,601	3,740	11,495	28,588	172,360
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	40,509	2,013	9,521	2,306	9,277	7,901	71,527
Write-downs of long-lived assets	152	0	4,379	283	0	2,163	6,977
Decrease in policy liabilities	0	0	0	0	32,927	0	32,927
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	679	86	3,747	(6,299)	19,039	8,635	25,887
Discontinued operations	(171)	0	12,653	2,704	0	(733)	14,453
Segment profits (losses)	(18,983)	23,307	138	(2,848)	31,104	37,142	69,860
Segment assets	1,178,879	515,716	1,677,402	472,705	1,578,758	860,815	6,284,275
Long-lived assets	47,150	303,809	1,013,190	27,016	44,838	133,462	1,569,465
Expenditures for long-lived assets	4,581	77,261	51,001	807	24	26,939	160,613
Investment in affiliates	16,233	631	82,768	56,076	167,293	86,700	409,701

	Millions of yen
Year ended March 31, 2011	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas Business	Total
Revenues	¥103,239	¥225,830	¥217,590	¥65,661	¥148,768	¥176,875	¥937,963
Interest revenue	24,024	189	13,181	23,889	28,171	34,841	124,295
Interest expense	13,585	4,998	19,218	6,145	8,980	16,931	69,857
Depreciation and amortization	6,808	97,394	17,668	1,327	9,480	27,255	159,932
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	12,699	1,955	1,131	6,810	1,409	3,226	27,230
Write-downs of long-lived assets	104	0	13,278	996	0	1,770	16,148
Decrease in policy liabilities	0	0	0	0	11,692	0	11,692
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	387	157	2,585	1,433	52	13,382	17,996
Discontinued operations	(349)	0	6,688	6,905	0	(51)	13,193
Segment profits	10,247	26,203	54	13,000	23,777	45,639	118,920
Segment assets	1,006,107	502,738	1,539,814	468,231	1,653,704	972,224	6,142,818
Long-lived assets	58,685	312,261	1,016,039	24,373	42,686	193,724	1,647,768
Expenditures for long-lived assets	7,748	118,283	40,270	2,164	86	58,156	226,707
Investment in affiliates	16,510	710	84,325	54,634	110,375	106,813	373,367

	Millions of U.S. dollars
Year ended March 31, 2011	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas Business	Total
Revenues	$1,242	$2,716	$2,617	$790	$1,789	$2,126	$11,280
Interest revenue	289	2	159	287	339	419	1,495
Interest expense	163	60	231	74	108	204	840
Depreciation and amortization	82	1,171	212	16	114	328	1,923
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	151	24	14	82	17	39	327
Write-downs of long-lived assets	1	0	160	12	0	21	194
Decrease in policy liabilities	0	0	0	0	141	0	141
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	5	2	31	17	1	160	216
Discontinued operations	(4)	0	80	84	0	(1)	159
Segment profits	123	315	1	156	286	549	1,430
Segment assets	12,100	6,046	18,519	5,631	19,888	11,692	73,876
Long-lived assets	706	3,755	12,220	293	513	2,330	19,817
Expenditures for long-lived assets	93	1,423	484	26	1	699	2,726
Investment in affiliates	199	9	1,014	657	1,327	1,284	4,490

Segment figures reported in these tables include operations classified as discontinued operations in the accompanying consolidated statements of income.

The accounting policies of the segments are almost the same as those described in Note 1 (“Significant Accounting and Reporting Policies”) except for the treatment of income tax expenses, net income attributable to the noncontrolling interests, net income attributable to the redeemable noncontrolling interests, discontinued operations and the consolidation of certain variable interest entities (VIEs). Most of selling, general and administrative expenses, including compensation costs that are directly related to the revenue generating activities of each segment, have been accumulated by and charged to each segment. Since the Company and its subsidiaries evaluate performance for the segments based on profit or loss before income taxes, tax expenses are not included in segment profits or losses. Net income attributable to the noncontrolling interests, net income attributable to the redeemable noncontrolling interests and discontinued operations, which are recognized net of tax, are adjusted to profit or loss before income tax. Gains and losses that management does not consider for evaluating the performance of the segments, such as write-downs of certain securities and certain foreign exchange gains or losses are excluded from the segment profits or losses, and are regarded as corporate items.

Assets attributed to each segment are investment in direct financing leases, installment loans, investment in operating leases, investment in securities, other operating assets, inventories, advances for investment in operating leases (included in other assets) and investment in affiliates. This has resulted in the depreciation of office facilities being included in each segment’s profit or loss while the carrying amounts of corresponding assets are not allocated to each segment’s assets. However, the effect resulting from this allocation is not significant.

In addition, from April 1, 2010, the Company changed the way it measures its segment information related to certain variable interest entities (VIEs) which are consolidated in accordance with ASC 810-10 (“Consolidations”) since the Company’s management changed its internal performance assessment measures to manage its segments.

For those consolidated VIEs used for securitization, for which the VIE’s assets can be used only to settle related obligations of those VIEs and the creditors (or beneficial interest holders) do not have recourse to other assets of the Company or its subsidiaries, segment assets are measured based on the amount of the Company and its subsidiaries’ net investments in the VIEs, which is different from the amount of total assets of the VIEs, and accordingly, segment revenues are also measured at a net amount representing the revenues earned on the net investments in the VIEs.

Certain gains or losses related to assets and liabilities of consolidated VIEs, which are not ultimately attributable to the Company and its subsidiaries, are excluded from segment profits.

The reconciliation of segment totals to consolidated financial statement amounts is as follows. Significant items to be reconciled are segment revenues, segment profits and segment assets. Other items do not have a significant difference between segment amounts and consolidated amounts.

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Segment revenues:
Total revenues for segments	¥1,084,454	¥954,062	¥937,963	$11,280
Revenues related to corporate assets	7,963	5,818	3,440	42
Revenues related to certain VIEs	4,825	3,455	51,747	622
Revenues from discontinued operations	(64,756)	(51,041)	(23,040)	(277)

Total consolidated revenues	¥1,032,486	¥912,294	¥970,110	$11,667

Segment profits:
Total profits for segments	¥31,920	¥69,860	¥118,920	$1,430
Corporate interest expenses, general and administrative expenses	(3,019)	(276)	(11,852)	(143)
Corporate write-downs of securities	0	(887)	(615)	(7)
Corporate net gains (losses) on investment securities	649	173	203	2
Corporate other gains (losses)	(1,505)	(3,004)	(4,876)	(58)
Gains (losses) related to assets or liabilities of certain VIEs	0	0	(1,591)	(19)
Discontinued operations	(17,883)	(14,453)	(13,556)	(163)
Net income attributable to the noncontrolling interests and net income attributable to the redeemable noncontrolling interests	1,873	3,180	5,332	64

Total consolidated income before income taxes and discontinued operations	¥12,035	¥54,593	¥91,965	$1,106

Segment assets:
Total assets for segments	¥6,879,043	¥6,284,275	¥6,142,818	$73,876
Cash and cash equivalents, restricted cash and time deposits	588,705	717,121	855,340	10,287
Allowance for doubtful receivables on direct financing leases and probable loan losses	(158,544)	(157,523)	(154,150)	(1,854)
Other receivables	228,581	210,521	182,013	2,189
Other corporate assets	478,323	485,746	543,728	6,539
Assets of certain VIEs	353,628	199,660	1,011,833	12,169

Total consolidated assets	¥8,369,736	¥7,739,800	¥8,581,582	$103,206

From April 1, 2010, certain assets and revenues related to certain VIEs and gains (losses) related to assets or liabilities of certain VIEs are included in the reconciliation of segment totals to consolidated financial statement amounts. Due to these changes, the reclassified figures are shown for the years ended March 31, 2009 and 2010.

The following information represents geographical revenues and income before income taxes, which are attributed to geographic areas, based on the country location of the Company and its subsidiaries.

	Millions of yen
	Year Ended March 31, 2009
	Japan	America *2	Other *3	Difference between Geographic Total and Consolidated Amounts	Consolidated Amounts
Total Revenues	¥933,951	¥68,026	¥95,265	¥(64,756)	¥1,032,486
Income before income Taxes	8,695	3,191	18,032	(17,883)	12,035

	Millions of yen
	Year Ended March 31, 2010
	Japan	America *2	Other *3	Difference between Geographic Total and Consolidated Amounts	Consolidated Amounts
Total Revenues	¥784,537	¥96,879	¥81,919	¥(51,041)	¥912,294
Income before income Taxes	33,180	18,743	17,123	(14,453)	54,593

	Millions of yen
	Year Ended March 31, 2011
	Japan	America *2	Other *3	Difference between Geographic Total and Consolidated Amounts	Consolidated Amounts
Total Revenues	¥771,403	¥138,975	¥82,772	¥(23,040)	¥970,110
Income before income Taxes	62,477	18,411	24,633	(13,556)	91,965

	Millions of U.S. dollars
	Year Ended March 31, 2011
	Japan	America *2	Other *3	Difference between Geographic Total and Consolidated Amounts	Consolidated Amounts
Total Revenues	$9,277	$1,671	$995	$(276)	$11,667
Income before income Taxes	751	221	297	(163)	1,106

*Note:	1. Results of discontinued operations are included in each amount attributed to each geographic area.
2. Mainly United States
3. Mainly Asia, Europe, Oceania and Middle East

ASC 280-10 (“Segment Reporting”) requires disclosure of revenues from external customers for each product and service as enterprise-wide information. The consolidated statements of income in which the revenues are categorized based on the nature of the types of business conducted include the required information.

No single customer accounted for 10% or more of the total revenues for the years ended March 31, 2009, 2010 and 2011.

Subsequent Events	12 Months Ended
Mar. 31, 2011
Subsequent Events	33. Subsequent Events There are no applicable subsequent events.

Schedule II.-Valuation and Qualifying Accounts and Reserves	12 Months Ended
Mar. 31, 2011
Schedule II.-Valuation and Qualifying Accounts and Reserves

Schedule II.—Valuation and Qualifying Accounts and Reserves

ORIX Corporation and Subsidiaries

For the year ended March 31, 2009

	Millions of yen
Description	Balance at beginning of period	Acquisitions	Addition: Charged to costs and expenses	Deduction	Translation adjustment	Balance at end of period
Restructuring cost:
Closed office lease obligations	¥500	¥0	¥202	¥(472)	¥(82)	¥148
Disposal of equipment	0	0	28	(28)	0	0
Severance and other benefits to terminated employees	24	0	20	(44)	0	0
Other costs	5	0	0	(4)	(1)	0

Total	¥529	¥0	¥250	¥(548)	¥(83)	¥148

Deferred tax assets: valuation allowance*	¥41,565	¥1,351	¥7,743	¥(5,059)	¥(965)	¥44,635

For the year ended March 31, 2010
	Millions of yen
Description	Balance at beginning of period	Acquisitions	Addition: Charged to costs and expenses	Deduction	Translation adjustment	Balance at end of period
Restructuring cost:
Closed office lease obligations	¥148	¥0	¥9	¥(85)	¥25	¥97
Disposal of equipment	0	0	3	(3)	0	0
Severance and other benefits to terminated employees	0	0	16	0	0	16

Total	¥148	¥0	¥28	¥(88)	¥25	¥113

Deferred tax assets: valuation allowance*	¥44,635	¥100	¥3,501	¥(5,448)	¥58	¥42,846

For the year ended March 31, 2011
	Millions of yen
Description	Balance at beginning of period	Acquisitions	Addition: Charged to costs and expenses	Deduction	Translation adjustment	Balance at end of period
Restructuring cost:
Closed office lease obligations	¥97	¥0	¥42	¥(59)	¥(2)	¥78
Severance and other benefits to terminated employees	16	0	0	(16)	0	0

Total	¥113	¥0	¥42	¥(75)	¥(2)	¥78

Deferred tax assets: valuation allowance*	¥42,846	¥669	¥6,220	¥(22,778)	¥(163)	¥26,794

*	The amount of deduction includes reductions of goodwill, expiry of loss carryforwards and sales of subsidiary.

Significant Accounting and Reporting Policies (Policies)	12 Months Ended
Mar. 31, 2011
Basis of Presentation Policy

(a) Basis of presenting financial statements

The Company and its subsidiaries in Japan maintain their books in conformity with Japanese accounting practices, which differ in certain respects from US GAAP.

The accompanying consolidated financial statements have been prepared in conformity with US GAAP and, therefore, reflect certain adjustments to the books and records of the Company and its subsidiaries. The principal adjustments relate to initial direct costs to originate leases and loans, use of the straight-line method of depreciation for operating lease equipment, deferral of life insurance policy acquisition costs, calculation of insurance policy liabilities, accounting for goodwill and intangible assets resulting from business combinations, accounting for pension plans, accounting for changes in a parent’s ownership interest in its subsidiary, accounting for securitization of financial assets, reflection of the income tax effect on such adjustments and reclassification of discontinued operations, and the presentation of the noncontrolling interests.

Consolidation, Policy

(b) Principles of consolidation

The consolidated financial statements include the accounts of the Company and all of its subsidiaries. Investments in affiliates, where the Company has the ability to exercise significant influence by way of 20% – 50% ownership or other means, are accounted for by using the equity method. Where the Company holds majority voting interests but noncontrolling shareholders have substantive participating rights to decisions that occur as part of the ordinary course of their business, the equity method is applied pursuant to FASB Accounting Standards Codification (“ASC”) 810-10-25-2 to 14 (“Consolidation—The effect of Noncontrolling Rights on Consolidation”). In addition, the consolidated financial statements also include variable interest entities to which the Company and its subsidiaries are primary beneficiaries pursuant to ASC 810-10 (“Consolidation—Variable Interest Entities”).

A lag period of up to three months is used on a consistent basis when considered necessary and appropriate for recognizing the results of subsidiaries and affiliates.

All significant intercompany accounts and transactions have been eliminated in consolidation.

Use Of Estimates, Policy

(c) Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company has identified ten areas where it believes assumptions and estimates are particularly critical to the financial statements. These are the selection of valuation techniques and determination of assumptions used in fair value measurements (see Note 2), the determination and periodic reassessment of the unguaranteed residual value for direct financing leases and operating leases (see (e)), the determination and reassessment of insurance policy liabilities and deferred policy acquisition costs (see (f)), the determination of the allowance for doubtful receivables on direct financing leases and probable loan losses (see (g)), the determination of impairment of long-lived assets (see (h)), the determination of impairment of investment in securities (see (i)), the determination of the valuation allowance for deferred tax assets and the evaluation of tax positions (see (j)), assessment and measurement of effectiveness in hedging relationship using derivative financial instruments (see (l)), the determination of benefit obligation and net periodic pension cost (see (m)) and the determination of impairment of goodwill and intangible assets not subject to amortization (see (w)).

Foreign Currency Transactions and Translations Policy

(d) Foreign currencies translation

The Company and its subsidiaries maintain their accounting records in their functional currency. Transactions in foreign currencies are recorded in the entity’s functional currency based on the prevailing exchange rates on the transaction date.

The financial statements of overseas subsidiaries and affiliates are translated into Japanese yen by applying the exchange rates in effect at the end of each fiscal year to all assets and liabilities. Income and expenses are translated at the average rates of exchange prevailing during the fiscal year. The currencies in which the operations of the overseas subsidiaries and affiliates are conducted are regarded as the functional currencies of these companies. Foreign currency translation adjustments reflected in accumulated other comprehensive income (loss) arise from the translation of foreign currency financial statements into Japanese yen.

Revenue Recognition, Policy

(e) Recognition of revenues

Revenues are recognized when persuasive evidence of an arrangement exists, the service has been rendered or the goods have been delivered to the customer, the transaction price is fixed or determinable and collectibility is reasonably assured.

In addition to the aforementioned general policy, the policies as specifically described hereinafter are applied for each of the major revenue items.

Leases—The Company and its subsidiaries lease various assets to customers under direct financing or operating lease arrangements. Classification of a lease arrangement into either a direct financing lease or an operating lease is depending upon the specific conditions of the arrangement. Revenue recognition policies applied for direct financing leases and operating leases are specifically described in sections following this paragraph. In providing leasing services, the Company and its subsidiaries execute supplemental services, such as paying insurance and handling taxes on leased assets on behalf of lessees. In some cases, automobile maintenance services are also provided to lessees. Where under terms of the lease or related maintenance agreements the Company and its subsidiaries bear the favorable or unfavorable variability of cost, revenues and expenses are recorded on a gross basis. For those arrangements in which the Company and its subsidiaries do not have substantial risks and rewards of ownership, but instead serve as an agent in collecting from lessees and remitting payments to third parties, the Company and its subsidiaries record revenues net of third-party services costs. Revenues from automobile maintenance services are taken into income over the contract period in proportion to the estimated service costs to be incurred and are recorded in other operating revenues in the accompanying consolidated statements of income.

(1) Recognition of revenues for direct financing leases

Direct financing leases consist of full-payout leases for various equipment types, including office equipment, industrial machinery and transportation equipment. The excess of aggregate lease rentals plus the estimated unguaranteed residual value over the cost of the leased equipment constitutes the unearned lease income to be taken into income over the lease term by using the interest method. The estimated residual values represent estimated proceeds from the disposition of equipment at the time the lease is terminated. Estimates of unguaranteed residual values are based on current market values of used equipment, estimates of when and how much equipment will become obsolete and actual recovery being experienced for similar used equipment. Initial direct costs are being deferred and amortized as a yield adjustment over the life of related lease by using interest method. The unamortized balance of initial direct costs is reflected as a component of investment in direct financing leases.

(2) Recognition of revenues for operating leases

Revenues from operating leases are recognized on a straight-line basis over the contract terms. Investment in operating leases is recorded at cost less accumulated depreciation and is depreciated over their estimated useful lives mainly on a straight-line basis. Estimated average useful lives of principal operating lease assets classified as transportation equipment is 8 years, measuring and information-related equipment is 4 years, real estate is 33 years and other is 7 years. Depreciation expenses are included in costs of operating leases. Gains or losses arising from dispositions of operating lease assets, except real estate under operating leases, are included in operating lease revenues. With respect to some sales of real estate under operating leases such as commercial buildings, the Company or its subsidiaries may retain an interest in some cash flows of the real estate in the form of management or operation of the real estate. Where the Company or its subsidiaries have significant continuing involvement in the operations from the real estate under operating leases which have been disposed of, the gains or losses arising from such disposition are separately disclosed as gains on sales of real estate under operating leases, whereas if the Company or its subsidiaries have no significant continuing involvement in the operations from such disposed real estate, the gains or losses are reported as income from discontinued operations, net.

Estimates of residual values are based on current market values of used equipment, estimates of when and how much equipment will become obsolete and actual recovery being experienced for similar used equipment.

Installment loans—Interest income on installment loans is recognized on an accrual basis. Certain direct loan origination costs, offset by loan origination fees, are being deferred and amortized over the contractual term of the loan as an adjustment of the related loan’s yield using the interest method.

Interest payments received on impaired loans other than purchased loans are recorded as interest income unless the collection of the remaining investment is doubtful at which time payments received are recorded as reductions of principal. For purchased loans, although the acquired assets may remain loans in legal form, collections on these loans often do not reflect the normal historical experience of collecting delinquent accounts, and the need to tailor individual collateral-realization strategies often makes it difficult to reliably estimate the amount, timing or nature of collections. Accordingly, the Company and its subsidiaries use the cost recovery method of income recognition for such purchased loans regardless of whether impairment is recognized or not.

Non-accrual policy—Past-due financing receivables are receivables for which principal or interest is past-due 30 days or more. Loans whose terms have been modified are not classified as past-due financing receivables if the principals and interests are not past-due 30 days or more in accordance with the modified terms. The Company and its subsidiaries suspend accruing revenues on past-due installment loans and direct financing leases when principal or interest is past-due 90 days or more, or earlier, if management determines that their collections are doubtful based on factors such as individual debtors’ creditworthiness, historical loss experience, current delinquencies and delinquency trends. Accrued but uncollected interest is reclassified to investment in direct financing leases or installment loans in the accompanying consolidated balance sheets and becomes subject to the allowance for doubtful receivables and probable loan loss process. Cash repayments received on non-accrual loans are applied first against past due interest and then any surpluses are applied to principal in view of the conditions of the contract and obligors. The Company and its subsidiaries return to accrual status non-accrual loans and lease receivables when it becomes certain that the Company and its subsidiaries will be able to collect all amounts due according to the contractual terms of these loans and receivables, as evidenced by continual payments from the debtors.

Brokerage commissions and net gains on investment securities—Brokerage commissions and net gains on investment securities are recorded on a trade date basis.

Real estate sales—Revenues from the sales of real estate are recognized when a contract is in place, a closing has taken place, the buyer’s initial and continuing investment is adequate to demonstrate a commitment to pay for the property and the Company and its subsidiaries do not have a substantial continuing involvement in the property.

Industry Specific Policies, Insurance Companies

(f) Insurance premiums and expenses

Premium income from life insurance policies is recognized as earned premiums when due.

Life insurance benefits are recorded as expenses when they are incurred. Policy liabilities for future policy benefits are established using the net level premium method, based on actuarial estimates of the amount of future policyholder benefits. The policies are characterized as long-duration policies and mainly consist of whole life, term life, endowments, and medical insurance. Computation of policy liabilities necessarily includes assumptions about mortality, morbidity, lapse rates, future yields on related investments and other factors applicable at the time the policies are written. The Company’s life insurance subsidiary continually evaluates the potential for changes in the estimates and assumptions applied in determining policy liabilities, both positive and negative, and uses the results of these evaluations both to adjust recorded liabilities and to adjust underwriting criteria and product offerings.

ASC 944 (“Financial Services—Insurance”) requires insurance companies to defer certain costs associated with writing insurances, or deferred policy acquisition costs, and amortize them over the respective policy periods in proportion to anticipated premium revenue. These deferred policy acquisition costs are the costs related to the acquisition of new and renewal insurance policies and consist primarily of first-year commissions in excess of recurring policy maintenance costs and certain variable costs and expenses for underwriting policies.

Receivables, Policy

(g) Allowance for doubtful receivables on direct financing leases and probable loan losses

The allowance for doubtful receivables on direct financing leases and probable loan losses is maintained at a level which, in the judgment of management, is adequate to provide for probable losses inherent in lease and loan portfolios. The allowance is increased by provision charged to income and is decreased by charge-offs, net of recoveries.

Developing the allowance for doubtful receivables on direct financing leases and probable loan losses is subject to numerous estimates and judgments. In evaluating the adequacy of the allowance, management considers various factors, including the business characteristics and financial conditions of the obligors, current economic conditions and trends, prior charge-off experience, current delinquencies and delinquency trends, future cash flows expected to be received from the direct financing leases and loans and value of underlying collateral and guarantees. Impaired loans are individually evaluated for a valuation allowance based on the present value of expected future cash flows, the loan’s observable market price or the fair value of the collateral securing the loans if the loans are collateral-dependent. For non-impaired loans, including loans that are not individually evaluated for impairment, and direct financing leases, the Company and its subsidiaries evaluate prior charge-off experience segmented by the debtors’ industries and the purpose of the loans, and then develop the allowance for doubtful receivables on direct financing leases and probable loan losses considering the prior charge-off experience and current economic conditions.

The Company and its subsidiaries charge off doubtful receivables when the likelihood of any future collection is believed to be minimal considering debtors’ creditworthiness and the liquidation status of collateral.

Impairment or Disposal of Long-Lived Assets, Policy

(h) Impairment of long-lived assets

The Company and its subsidiaries have followed ASC 360-10 (“Property, Plant, and Equipment—Impairment or Disposal of Long-Lived Assets”). Under ASC 360-10, long-lived assets to be held and used in operations, including tangible assets and intangible assets being amortized, consisting primarily of office building, condominiums, golf courses and other operating assets, shall be tested for recoverability whenever events or changes in circumstances indicate that the assets might be impaired. When the undiscounted future cash flows estimated to be generated by those assets are less than the carrying amount of those assets, the net carrying amount of assets not recoverable is reduced to fair value if lower than the carrying amount. In determining fair value, appraisals prepared by independent third party appraisers or the Company’s own staff of qualified appraisers, based on recent transactions involving sales of similar assets or other valuation techniques to estimate fair value are utilized.

Investment, Policy

(i) Investment in securities

Trading securities are reported at fair value with unrealized gains and losses included in income.

Available-for-sale securities are reported at fair value, and unrealized gains or losses are recorded in accumulated other comprehensive income (loss), net of applicable income taxes.

Held-to-maturity securities are recorded at amortized cost.

Other securities are recorded at cost or carrying value that reflects equity income and loss based on the investor’s share.

For available-for-sale securities, the Company and its subsidiaries generally recognize losses related to equity securities for which the fair value has been significantly below the acquisition cost (or current carrying value if an adjustment has been made in the past) for more than six months. Also, the Company and its subsidiaries charge against income losses related to equity securities in situations where, even though the fair value has not remained significantly below the carrying value for six months, the decline in the fair value of an equity security is based on issuer’s specific economic conditions and not just general declines in the related market and where it is considered unlikely that the fair value of the equity security will recover within the six months.

For debt securities, in the case of the fair value being below the amortized cost, the Company and its subsidiaries consider whether those securities are other-than-temporarily impaired using all available information about the collectibility. The Company and its subsidiaries do not consider that an other-than-temporary impairment for a debt security has occurred if (1) the Company and its subsidiaries do not intend to sell the debt security, (2) it is not more likely than not that the Company and its subsidiaries will be required to sell the debt security before recovery of its amortized cost basis and (3) the present value of estimated cash flows will fully cover the amortized cost of the security. On the other hand, the Company and its subsidiaries consider that an other-than-temporary impairment has occurred if (1) the Company and its subsidiaries intend to sell the debt security, (2) it is more likely than not that the Company and its subsidiaries will be required to sell the debt security before recovery of its amortized cost basis or (3) the present value of estimated cash flows will not fully cover the amortized cost of the security. For the debt security for which an other-than-temporary impairment is considered to have occurred, the Company and its subsidiaries recognize the entire difference between the amortized cost and the fair value in earnings if the Company and its subsidiaries intend to sell the debt security or it is more likely than not that the Company and its subsidiary will be required to sell the debt security before recovery of its amortized cost basis less any current-period credit loss. On the other hand, if the Company and its subsidiaries do not intend to sell the debt security and it is not more likely than not that the Company and its subsidiaries will be required to sell the debt security before recovery of its amortized cost basis less any current-period credit loss, the Company and its subsidiaries separate the difference between the amortized cost and the fair value of the debt securities into the credit loss component and the non-credit loss component. The credit loss component is recognized in earnings, and the non-credit loss component is recognized in other comprehensive income (loss), net of applicable income taxes.

For other securities, the Company and its subsidiaries reduce the carrying value of other security to the fair value and charge against income losses related to other securities in situations where it is considered that the decline in the value of other security is other than temporary.

Income Tax, Policy

(j) Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in income in the period that includes the enactment date. A valuation allowance is recognized if, based on the weight of available evidence, it is “more likely than not” that some portion or all of the deferred tax asset will not be realized.

The Company and its subsidiaries have followed ASC740 (Income Taxes). According to ASC740, the Company and its subsidiaries recognize the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon tax examination, including resolution of any related appeals or litigation processes, and measure the tax position that meets the recognition threshold at the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement with the taxing authority. The Company and its subsidiaries classify penalties and interest expense related to income taxes as part of provision for income taxes in the consolidated statements of income.

Securitization Activities, Policy

(k) Securitized assets

The Company and its subsidiaries have securitized and sold to investors certain lease receivables, loan receivables and investment in securities. In the securitization process, the assets to be securitized (“the assets”) are sold to trusts and special-purpose entities that issue asset-backed beneficial interests and securities to the investors.

Until the end of the previous fiscal year (March 31, 2010), certain trusts and special-purpose entities that met the conditions of a qualifying special-purpose entity (“QSPEs”) were not consolidated under the previous consolidation guidance for variable interest entities (“VIEs”) and the Company and its subsidiaries had accounted for those securitization transactions in which the financial assets were transferred to QSPEs as a sale when control over the transferred assets was surrendered. When the Company and its subsidiaries sold the assets in a securitization transaction, the carrying value of the assets was allocated to the portion sold and the portion that continued to be held, based on relative fair values. The Company and its subsidiaries recognized gains or losses for the difference between the net proceeds received and the allocated carrying value of the assets sold. Any gain or loss from a securitization transaction was recorded as revenue of direct financing leases, interest on loans and investment securities, or brokerage commissions and net gains on investment securities. Interests that continued to be held included senior interests, subordinated interests and cash reserve account. Interests that continued to be held were initially recorded at the allocated carrying value of the assets based on their respective fair values and were periodically reviewed for impairment. For an interest that continued to be held for which the fair value was less than the amortized cost basis amounts, we estimated the present value of cash flows expected to be collected from the interest and compared it with the amortized cost basis of the interest to determine whether a credit loss existed. If, based on current information and events, we determined a credit loss existed for that interest, an other-than-temporary impairment was considered to have occurred. We wrote down that interest to fair value with the credit loss component of the impairment recognized in earnings and the noncredit component recorded in other comprehensive income (loss), unless we intended to sell that interest or more likely than not would be required to sell that interest before recovery of its amortized cost basis less any current-period credit loss, in which case the entire impairment loss would be charged to earnings. Fair values of interests that continued to be held were estimated by determining the present value of future expected cash flows based on management’s estimates of key assumptions, including expected credit loss rate, discount rate and prepayment rate.

From April 1, 2010, the Company and its subsidiaries have adopted Accounting Standards Update 2009-16 (ASC 860 (“Transfers and Servicing”)), which removed the exemption from consolidation previously given to QSPEs and any SPEs for securitizing financial assets have become subject to the consolidation rule for VIEs (see (af)). As a result, trusts or SPEs used in securitization transactions including those that were previously considered to be QSPEs of which the Company and its subsidiaries are the primary beneficiary have been consolidated, and the transfers of the financial assets to those consolidated trusts and SPEs are not accounted for as sales. Assets held by consolidated trusts or consolidated SPEs continue to be accounted for as direct financing lease receivables, loan receivable and investment securities, as they were before the transfer, and asset-backed beneficial interests and securities issued to the investors are accounted for as debt. In case the Company and its subsidiaries have transferred financial assets to a transferee which is not subject to consolidation, the Company and its subsidiaries account for the transfer as a sale when control over the transferred assets is surrendered.

Derivatives, Policy

(l) Derivative financial instruments

The Company and its subsidiaries apply ASC 815 (“Derivatives and Hedging”) and all derivatives held by the Company and its subsidiaries are recognized on the consolidated balance sheets at fair value. The accounting treatment of subsequent changes in their fair value depends on their use, and whether they qualify as effective “hedges” for accounting purposes. Derivatives that are not hedges must be adjusted to fair value through the consolidated statements of income. If a derivative is a hedge, then depending on its nature, changes in its fair value will be either offset against change in the fair value of hedged assets or liabilities through the consolidated statements of income, or recorded in other comprehensive income (loss).

If a derivative is held as a hedge of the variability of fair value related to a recognized asset or liability or an unrecognized firm commitment (“fair value” hedge), changes in the fair value of the derivative are recorded in earnings along with the changes in the fair value of the hedged item.

If a derivative is held as a hedge of the variability of cash flows related to a forecasted transaction or a recognized asset or liability (“cash flow” hedge), changes in the fair value of the derivative are recorded in other comprehensive income (loss) to the extent that the derivative is effective as a hedge, until earnings are affected by the variability in cash flows of the designated hedged item.

If a derivative is held as a hedge of a foreign-currency fair-value or cash-flow hedge (“foreign currency” hedge), changes in the fair value of the derivative are recorded in either earnings or other comprehensive income (loss), depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge. However, if a derivative is used as a hedge of a net investment in a foreign operation, changes in its fair value, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within other comprehensive income (loss).

Changes in the fair value of a derivative, which is not held as a hedge, such as those held for trading use, or the ineffective portion of the change in fair value of a derivative that qualifies as a hedge, are recorded in earnings.

For all hedging relationships, at inception the Company and its subsidiaries formally document the details of the hedging relationship and hedged activity. The Company and its subsidiaries also formally assess, both at the hedge’s inception and on an ongoing basis, the effectiveness of the hedge relationship. The Company and its subsidiaries cease hedge accounting prospectively when the derivative no longer qualifies for hedge accounting.

Pension and Other Postretirement Benefits, Policy

(m) Pension plans

The Company and certain subsidiaries have contributory and non-contributory pension plans covering substantially all of their employees. The Company and its subsidiaries apply ASC 715 (“Compensation—Retirement Benefits”), and the costs of pension plans are accrued based on amounts determined using actuarial methods under the assumptions of discount rate, rate of increase in compensation level, expected long-term rate of return on plan assets and others.

The Company and its subsidiaries also recognize the funded status of pension plans, measured as the difference between the fair value of plan assets and the benefit obligation, on the consolidated balance sheet. Changes in that funded status are recognized in the year in which the changes occur through other comprehensive income (loss), net of applicable income taxes.

Share based Compensation, Policy

(n) Stock-based compensation

The Company and its subsidiaries apply ASC 718 (“Compensation—Stock Compensation”). ASC 718 requires, with limited exception, that the cost of employee services received in exchange for an award of equity instruments be measured based on the grant-date fair value. The costs are recognized over the requisite employee service period.

Stock Splits, Policy

(o) Stock splits

Stock splits implemented prior to October 1, 2001 had been accounted for by transferring an amount equivalent to the par value of the shares from additional paid-in capital to common stock as required by the Japanese Commercial Code (the “Code”) before amendment. However, no such reclassification was made for stock splits when common stock already included a portion of the proceeds from shares issued at a price in excess of par value. This method of accounting was in conformity with accounting principles generally accepted in Japan.

As a result of a revision to the Code before amendment effective on October 1, 2001 and the Companies Act implemented on May 1, 2006, the above-mentioned method of accounting required by the Code has become unnecessary.

In the United States, stock splits in comparable circumstances are considered to be stock dividends and are accounted for by transferring from retained earnings to common stock and additional paid-in capital amounts equal to the fair market value of the shares issued. Common stock is increased by the par value of the shares and additional paid-in capital is increased by the excess of the market value over par value of the shares issued. Had such stock splits made prior to October 1, 2001 been accounted for in this manner, additional paid-in capital as of March 31, 2011 would have increased by approximately ¥24,674 million ( $297 million), with a corresponding decrease in retained earnings. Total ORIX Corporation shareholders’ equity would remain unchanged. A stock split on May 19, 2000 was excluded from the above amounts because the stock split was not considered to be a stock dividend under US GAAP.

Cash and Cash Equivalents, Policy	(p) Cash and cash equivalents Cash and cash equivalents include cash on hand, deposits placed with banks and short-term highly liquid investments with original maturities of three months or less.
Restricted Cash and Cash Equivalents Policy

(q) Restricted cash

Restricted cash consists of cash held in trusts for the segregation of assets under an investor protection fund, deposits related to servicing agreements, deposits collected on behalf of the customers and applied to non-recourse loans and trust accounts under securitization programs.

Other Operating Assets, Policy

(r) Other operating assets

Other operating assets consist primarily of operating facilities (including golf courses, hotels and training facilities and senior housing), which are stated at cost less accumulated depreciation, and depreciation is calculated mainly on a straight-line basis over the estimated useful lives of the assets. Depreciation expenses in fiscal 2009, 2010 and 2011 are ¥6,717 million, ¥7,202 million and ¥7,849 million ( $94 million), respectively. Accumulated depreciation was ¥31,650 million and ¥34,739 million ( $418 million) as of March 31, 2010 and 2011, respectively. Estimated useful lives range up to 50 years for buildings, up to 60 years for land improvement and up to 20 years for others.

Other Receivables, Policy

(s) Other receivables

Other receivables include primarily payments made on behalf of lessees for property tax, maintenance fees and insurance premiums in relation to direct financing lease contracts, accounts receivables in relation to sales of assets to be leased, residential condominiums and other assets, and derivative assets.

Inventory, Policy

(t) Inventories

Inventories consist primarily of advance and/or progress payments for development of residential condominiums for sale and completed residential condominiums (including completed residential condominiums waiting to be delivered to buyers under the contracts for sale). Advance and/or progress payments for development of residential condominiums for sale are carried at cost less any impairment losses and finished goods (including completed residential condominiums) are stated at the lower of cost or market. As of March 31, 2010 and 2011, advance and/or progress payments were ¥115,285 million and ¥96,197 million ( $1,157 million), respectively, and finished goods were ¥37,971 million and ¥12,213 million ( $147 million), respectively.

Certain subsidiaries recorded ¥10,911 million, ¥7,115 million and ¥9,844 million ( $118 million) of write-downs principally for advance and/or progress payments for development of residential condominiums for sale for fiscal 2009, 2010 and 2011, resulting from an increase in development costs and/or a decrease in expected sales price. These write-downs were recorded in costs of real estate sales and included in the Real Estate segment.

Property, Plant and Equipment, Policy

(u) Office facilities

Office facilities are stated at cost less accumulated depreciation. Depreciation is calculated on a declining-balance basis or straight-line basis over the estimated useful lives of the assets. Depreciation expenses in fiscal 2009, 2010 and 2011 are ¥3,613 million, ¥3,153 million and ¥2,906 million ( $35 million), respectively. Accumulated depreciation was ¥37,319 million and ¥39,057 million ( $470 million) as of March 31, 2010 and 2011, respectively. Estimated useful lives range up to 62 years for buildings and fixtures and up to 20 years for machinery and equipment.

Other Assets, Policy

(v) Other assets

Other assets consist primarily of the excess of purchase prices over the net assets acquired in acquisitions (goodwill) and other intangible assets (see (w)), deferred insurance policy acquisition costs which are amortized over the contract periods, leasehold deposits, advance payments made in relation to purchases of assets to be leased and to construction of real estate for operating lease, and deferred tax assets.

Goodwill and Intangible Assets, Policy

(w) Goodwill and other intangible assets

The Company and its subsidiaries have followed ASC 805 (“Business Combinations”) and ASC 350 (“Intangibles—Goodwill and Other”). ASC 805 requires that all business combinations be accounted for using the acquisition method. Accounting for business combinations using the pooling of interests method is not allowed. ASC 805 also requires that intangible assets acquired in a business combination be recognized apart from goodwill if the intangible assets meet one of two criteria—either the contractual-legal criterion or the separability criterion.

ASC 350 establishes how intangible assets (other than those acquired in a business combination) should be accounted for upon acquisition. It also addresses how goodwill and other intangible assets should be accounted for subsequent to their acquisition. Both goodwill and intangible assets that have indefinite useful lives are not amortized but tested at least annually for impairment. The Company and its subsidiaries test the goodwill either at the operating segment level or one level below the operating segments. Intangible assets with finite lives are amortized over their useful lives and tested for impairment in accordance with ASC 360-10 (“Property, Plant, and Equipment—Impairment or Disposal of Long-Lived Assets”).

Trade Notes, Accounts Payable and Other Liabilities, Policy	(x) Trade notes, accounts payable and other liabilities Trade notes, accounts payable and other liabilities include accounts payables, guarantee liabilities, and derivative liabilities.
Capitalization Of Interest Cost, Policy

(y) Capitalization of interest costs

The Company and its subsidiaries capitalized interest costs of ¥2,766 million, ¥2,810 million and ¥3,646 million ( $44 million) in fiscal 2009, 2010 and 2011, respectively, related to specific long-term development projects.

Advertising Costs, Policy

(z) Advertising

The costs of advertising are expensed as incurred. The total amounts charged to advertising expense in fiscal 2009, 2010 and 2011 are ¥11,280 million, ¥6,870 million and ¥6,165 million ( $74 million), respectively.

Discontinued Operations, Policy

(aa) Discontinued operations

The Company and its subsidiaries have followed ASC 205-20 (“Presentation of Financial Statements—Discontinued Operations”). Under ASC 205-20, the scope of discontinued operations includes the operating results of any component of an entity with its own identifiable operations and cash flow and in which operations the Company and its subsidiaries will not have significant continuing involvement. Included in reported discontinued operations are the operating results of operations for the subsidiaries, the business units and certain properties sold or to be disposed of by sale without significant continuing involvements, which results of operations for prior periods presented have also been reclassified as discontinued operations in the accompanying consolidated statements of income.

Financial Statements Presentation in USD, Policy

(ab) Financial statements presentation in U.S. dollars

The translations of the Japanese yen amounts into U.S. dollars are included solely for the convenience of the readers, using the prevailing exchange rate at March 31, 2011, which was ¥83.15 to  $1.00. The convenience translations should not be construed as representations that the Japanese yen amounts have been, could have been, or could in the future be, converted into U.S. dollars at this or any other rate of exchange.

Earnings Per Share, Policy

(ac) Earnings per share

Basic earnings per share is computed by dividing income attributable to ORIX Corporation from continuing operations and net income attributable to ORIX Corporation by the weighted average number of shares of common stock outstanding in each period and diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Earnings per share is adjusted for any stock splits and stock dividends retroactively.

Furthermore, the Company and its subsidiaries apply ASC 260-10-45-43 to 44 (“Earnings Per Share—Contingently Convertible Instruments”) to Liquid Yield Option Notes™ .

Noncontrolling Interests, Policy

(ad) Redeemable noncontrolling interests

Noncontrolling interest in certain subsidiaries are subject to call and put rights upon certain shareholder events. As redemption of the noncontrolling interest is not solely in the control of the subsidiary, it is recorded between Liabilities and Equity on the consolidated balance sheets at its estimated redemption value in accordance with provisions including EITF Topic No. D-98 (ASC 480-10-s99-3A) (“Classification and Measurement of Redeemable Securities”).

Stockholders' Equity, Policy

(ae) Issuance of stock by an affiliate

When an affiliate issues stocks to unrelated third parties, the Company and its subsidiaries’ ownership interest in the affiliate decreases. In the event that the price per share is more or less than the Company and its subsidiaries’ average carrying amount per share, the Company and its subsidiaries adjust the carrying amount of its investment in the affiliate and recognize gain or loss in the consolidated statements of income in the year in which the change in ownership interest occurs.

New Accounting Pronouncements Policy

(af) New accounting pronouncements

In December 2007, FASB Statement No. 160 (“Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51”), which was replaced by ASC 810-10-65-1 (“Consolidation—Noncontrolling Interests in Consolidated Financial Statements”), was issued. This Codification Section requires noncontrolling interests in subsidiaries to be classified as a separate component of equity. Under the Codification Section, increases and decreases in the parent’s ownership interest that leave control intact are accounted for as equity transactions. On the other hand, in a transaction that results in the loss of control, the gain or loss recognized in income includes the realized gain or loss related to the portion of ownership interest sold and the gain or loss on the remeasurement to fair value of the interest retained. The Company and its subsidiaries adopted this Codification Section as of April 1, 2009. As a result, noncontrolling interests, which were previously classified between liabilities and equity, are included in equity except for redeemable noncontrolling interests, and presentation of certain amounts related to noncontrolling interests and redeemable noncontrolling interests is reclassified in the consolidated statements of income. Prior periods’ financial statements have also been reclassified.

In June 2009, FASB Statement No. 166 (“Accounting for Transfers of Financial Assets—an amendment of FASB Statement No. 140”), which was codified by Accounting Standards Update 2009-16 (ASC 860 (“Transfers and Servicing”)), was issued. This Update removes the concept of a qualifying special-purpose entity and removes the exception from applying ASC 810-10 (“Consolidation-Variable Interest Entities”) to variable interest entities that are qualifying special-purpose entities. This Update also modifies the financial-components approach used in ASC 860 and limits the circumstances in which a transferor derecognizes a portion or component of a financial asset.

Furthermore, in June 2009, FASB Statement No. 167 (“Amendment of FASB Interpretation No. 46(R)” (“FIN 46(R)”)), which was codified by Accounting Standards Update 2009-17 (ASC 810 (“Consolidation”)), was issued. This Update requires an enterprise to perform qualitative analysis to identify the primary beneficiary. An enterprise that has both of the following characteristics is considered to be the primary beneficiary who shall consolidate a variable interest entity:

•	The power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance

•

The obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity.

Additionally, this Update requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity.

These Updates are effective as of the beginning of the fiscal year that begins after November 15, 2009, for interim periods within that fiscal year, and for fiscal years and interim periods thereafter. The Company and its subsidiaries adopted these Updates on April 1, 2010. The effects of adopting these Updates on the Company and its subsidiaries’ financial conditions at the initial adoption date was an increase of ¥1,147 billion on total assets, an increase of ¥1,169 billion on total liabilities and a decrease of ¥22 billion on retained earnings, net of tax, respectively, in the consolidated balance sheets. For more information, see Note 11 “Variable Interest Entities”.

In January 2010, Accounting Standards Update 2010-06 (“Improving Disclosures about Fair Value Measurements”—ASC 820 (“Fair Value Measurements and Disclosures”)) was issued. This Update improves existing disclosures and adds new disclosures. Certain disclosures in the roll forward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Early adoption is permitted. Other disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 and the Company and its subsidiaries adopted those other disclosure requirements for the period ended March 31, 2010. The adoption did not and will not have a material effect on the Company and its subsidiaries’ results of operation or financial position.

In February 2010, Accounting Standards Update 2010-10 (“Amendments for Certain Investment Funds—ASC 810 (“Consolidation”)”) was issued. ASU 2010-10 defers adoption of FASB Statement No. 167 (“Amendment of FASB Interpretation No. 46(R)”) which was codified by ASU 2009-17 (ASC 810 (“Consolidation”)) for a reporting entity’s interest in an entity:

•	That has all the attributes of an investment company or

•	For which it is industry practice to apply measurement principles for financial reporting purposes that are consistent with those followed by investment companies.

The amendments in ASU 2010-10 are effective as of the beginning of a reporting entity’s first annual period that begins after November 15, 2009, and for interim periods within that first annual reporting period. The Company and its subsidiaries adopted the Update on April 1, 2010. The adoption did not have a material effect on the Company and its subsidiaries’ results of operations or financial position.

In July 2010, Accounting Standards Update 2010-20 (“Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses”—ASC 310 (“Receivables”)) was issued. This Update enhances disclosures about the credit quality of financing receivables and the allowance for credit losses, by requiring an entity to provide disaggregated information by portfolio segment or class of financing receivables, credit quality indicators, past due information, and information about modifications of its financing receivables, and other information. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010 and the Company and its subsidiaries adopted these disclosure requirements for the period ended December 31, 2010. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. The adoption of this Update has and will have no effect on the Company and its subsidiaries’ results of operations or financial position. In April 2011, Accounting Standards Update 2011-02 (“A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring”—ASC 310 (“Receivables”)) was issued. This Update clarifies the guidance on a creditor’s evaluation of whether a restructuring constitutes a troubled debt restructuring. Additionally, this Update requires entities to disclose certain information about troubled debt restructuring, which was deferred by the adoption of Accounting Standards Update 2011-01 (“Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No.2010-20”—ASC 310 (“Receivables”)). This Update is effective for the interim or annual period beginning on or after June 15, 2011 and should be applied retrospectively to restructurings occurring on or after the beginning of the annual period of adoption. Early adoption is permitted. The Company and its subsidiaries are currently evaluating the effect that the adoption of this Update will have on the Company and its subsidiaries’ results of operations and financial position.

In October 2010, Accounting Standards Update 2010-26 (“Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts”—ASC 944 (“Financial Services—Insurance”)) was issued.

This Update modifies the current definition of the types of costs relating to the acquisition of new and renewal insurance contracts that can be deferred as deferred acquisition costs, and specifies that only certain costs related directly to the successful acquisition of new or renewal insurance contracts should be deferred. In accordance with the amendment in this Update, the advertising cost which does not meet certain capitalization criteria, and the cost relating to unsuccessful contract acquisition should be charged to expense as incurred.

The Update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011 and should be applied prospectively. Retrospective application to all prior periods presented upon the date of adoption, and early adoption are permitted. The Company and its subsidiaries are currently evaluating the effect that the adoption of this Update will have on the Company and its subsidiaries’ results of operations and financial position.

In December 2010, Accounting Standards Update 2010-28 (“When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts”—ASC 350 (“Goodwill and Other”)) was issued.

This Update modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For these reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. Any resulting goodwill impairment should be recorded as a cumulative effect adjustment to beginning retained earnings in the period of adoption. Any goodwill impairments occurring after the initial adoption of the Update should be included in earnings.

The Update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010. Early adoption is not permitted.

The adoption will not have a material effect on the Company and its subsidiaries’ consolidated results of operations or financial position.

In December 2010, Accounting Standards Update 2010-29 (“Disclosure of Supplementary Pro Forma Information for Business Combinations”—ASC 805 (“Business Combinations”)) was issued.

This Update specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only.

The Update is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted.

This Update only relates to certain disclosure requirements and its adoption will have no effect on the Company and its subsidiaries’ results of operations or financial position.

In May 2011, Accounting Standards Update 2011-04 (“Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”—ASC 820 (“Fair Value Measurement”)) was issued. This Update is intended to result in a consistent definition of fair value and common requirements for measuring fair value and for disclosures about fair value between U.S. GAAP and IFRSs. Consequently, this Update changes some fair value measurement principles and enhances the disclosure requirements.

The Update is effective during interim and annual periods beginning after December 15, 2011. Early application is not permitted. The adoption will not have a significant effect on the Company and its subsidiaries’ consolidated results of operations or financial position.

In June 2011, Accounting Standards Update 2011-05 (“Presentation of Comprehensive Income”—ASC220 (“Comprehensive Income”)) was issued. Under this Update, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. Regardless of an entity’s choice, the Update requires an entity to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented.

The Update does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Update does not change the option for an entity to present components of other comprehensive income either net of related tax effects or before related tax effects. The Update does not affect how earnings per share is calculated or presented.

The Update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and should be applied retrospectively. Early adoption is permitted. The adoption of this Update on disclosure requirements will have no effect on the Company and its subsidiaries’ results of operations or financial position.

Reclassifications Policy	(ag) Reclassifications Certain amounts in fiscal 2009 and 2010 consolidated financial statements have been reclassified to conform to fiscal 2011 presentation.

Fair Value Measurements (Tables)	12 Months Ended
Mar. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring Basis

The following table presents recorded amounts of major financial assets and liabilities measured at fair value on a recurring basis as of March 31, 2010 and March 31, 2011:

	March 31, 2010
	Millions of yen
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Assets:
Trading securities	¥49,596	¥1,157	¥48,386	¥53
Available-for-sale securities	845,234	67,224	376,206	401,804
Japanese and foreign government bond securities	146,453	0	146,453	0
Japanese prefectural and foreign municipal bond securities	19,247	0	19,247	0
Corporate debt securities	199,291	0	192,450	6,841
Specified bonds issued by SPEs in Japan	246,305	0	0	246,305
CMBS and RMBS in the U.S., and other asset-backed securities	149,358	0	700	148,658
Equity securities	84,580	67,224	17,356	0
Other securities	14,692	0	14,692	0
Investment funds	14,692	0	14,692	0
Derivative assets	17,074	1,015	15,531	528
Interest rate swap agreements	192	0	192	0
Options held/written, caps held	555	2	553	0
Futures, Foreign exchange contracts	2,075	1,013	1,062	0
Foreign currency swap agreements	13,724	0	13,724	0
Credit derivatives held/written	528	0	0	528

	¥926,596	¥69,396	¥454,815	¥402,385

Financial Liabilities:
Derivative liabilities	¥31,975	¥660	¥31,280	¥35
Interest rate swap agreements	2,956	0	2,956	0
Options held/written, caps held	189	0	189	0
Futures, Foreign exchange contracts	5,737	660	5,077	0
Foreign currency swap agreements	23,053	0	23,053	0
Credit derivatives held/written	40	0	5	35

	¥31,975	¥660	¥31,280	¥35

	March 31, 2011
	Millions of yen
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Assets:
Trading securities	¥71,991	¥763	¥71,228	¥0
Available-for-sale securities	883,410	74,914	492,820	315,676
Japanese and foreign government bond securities	169,345	19,995	149,350	0
Japanese prefectural and foreign municipal bond securities	34,968	0	34,968	0
Corporate debt securities	292,032	0	289,459	2,573
Specified bonds issued by SPEs in Japan	222,314	0	0	222,314
CMBS and RMBS in the U.S., and other asset-backed securities	93,380	0	2,591	90,789
Equity securities	71,371	54,919	16,452	0
Other securities	10,023	0	10,023	0
Investment funds	10,023	0	10,023	0
Derivative assets	22,985	1,306	18,497	3,182
Interest rate swap agreements	2,070	0	2,070	0
Options held/written, caps held and other	3,467	0	333	3,134
Futures, Foreign exchange contracts	2,633	1,306	1,327	0
Foreign currency swap agreements	14,766	0	14,766	0
Credit derivatives held/written	49	0	1	48

	¥988,409	¥76,983	¥592,568	¥318,858

Financial Liabilities:
Derivative liabilities	¥42,076	¥977	¥40,863	¥236
Interest rate swap agreements	1,320	0	1,320	0
Options held/written, caps held and other	2,071	0	2,071	0
Futures, Foreign exchange contracts	4,968	977	3,991	0
Foreign currency swap agreements	33,481	0	33,481	0
Credit derivatives held/written	236	0	0	236

	¥42,076	¥977	¥40,863	¥236

	March 31, 2011
	Millions of U.S. dollars
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial Assets:
Trading securities	$866	$9	$857	$0
Available-for-sale securities	10,624	901	5,926	3,797
Japanese and foreign government bond securities	2,037	241	1,796	0
Japanese prefectural and foreign municipal bond securities	420	0	420	0
Corporate debt securities	3,512	0	3,481	31
Specified bonds issued by SPEs in Japan	2,674	0	0	2,674
CMBS and RMBS in the U.S., and other asset-backed securities	1,123	0	31	1,092
Equity securities	858	660	198	0
Other securities	121	0	121	0
Investment funds	121	0	121	0
Derivative assets	276	16	222	38
Interest rate swap agreements	25	0	25	0
Options held/written, caps held and other	41	0	4	37
Futures, Foreign exchange contracts	32	16	16	0
Foreign currency swap agreements	177	0	177	0
Credit derivatives held/written	1	0	0	1

	$11,887	$926	$7,126	$3,835

Financial Liabilities:
Derivative liabilities	$506	$12	$491	$3
Interest rate swap agreements	16	0	16	0
Options held/written, caps held and other	25	0	25	0
Futures, Foreign exchange contracts	60	12	48	0
Foreign currency swap agreements	402	0	402	0
Credit derivatives held/written	3	0	0	3

	$506	$12	$491	$3

Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation

The following table presents the reconciliation of financial assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during fiscal year 2009, 2010 and 2011:

	2009
	Millions of yen
	Balance at April 1, 2008	Gains or losses (realized/ unrealized)			Purchase, sales, and settlements (net)	Transfers in and/ or out of Level 3 (net) *2	Balance at March 31, 2009	Change in unrealized gains or losses included in earnings for assets and liabilities still held at March 31, 2009 *1
		Included in earnings *1	Included in other comprehensive income	Total
Trading securities	¥0	¥(734)	¥(86)	¥(820)	¥154	¥832	¥166	¥(734)
Available-for-sale securities	437,939	(2,305)	(3,438)	(5,743)	(51,090)	66,753	447,859	(4,323)
Corporate debt securities	12,969	(1,663)	251	(1,412)	(3,251)	1,870	10,176	(1,565)
Specified bonds issued by SPEs in Japan	341,720	(104)	(2,273)	(2,377)	(38,578)	0	300,765	(185)
CMBS and RMBS in the U.S., and other asset-backed securities	83,250	(538)	(1,416)	(1,954)	(9,261)	64,883	136,918	(2,573)
Investment in affiliates	0	954	0	954	6,000	0	6,954	954
Derivative assets and liabilities (net)	0	668	0	668	0	0	668	668
Options held/written, caps held	0	438	0	438	0	0	438	438
Credit derivatives held/written	0	230	0	230	0	0	230	230

	2010
	Millions of yen
	Balance at April 1, 2009	Gains or losses (realized/ unrealized)			Purchase, sales, and settlements (net)	Transfers in and/ or out of Level 3 (net) *2	Balance at March 31, 2010	Change in unrealized gains or losses included in earnings for assets and liabilities still held at March 31, 2010 *1
		Included in earnings *1	Included in other comprehensive income	Total
Trading securities	¥166	¥0	¥(170)	¥(170)	¥57	¥0	¥53	¥0
Available-for-sale securities	447,859	(9,394)	(519)	(9,913)	(36,997)	855	401,804	(8,691)
Corporate debt securities	10,176	(1,302)	492	(810)	(3,380)	855	6,841	(801)
Specified bonds issued by SPEs in Japan	300,765	(989)	(1,910)	(2,899)	(51,561)	0	246,305	(515)
CMBS and RMBS in the U.S., and other asset-backed securities	136,918	(7,103)	899	(6,204)	17,944	0	148,658	(7,375)
Investment in affiliates	6,954	(6,954)	0	(6,954)	0	0	0	0
Derivative assets and liabilities (net)	668	(175)	0	(175)	0	0	493	(175)
Options held/written, caps held	438	(438)	0	(438)	0	0	0	(438)
Credit derivatives held/written	230	263	0	263	0	0	493	263
	2011
	Millions of yen
	Balance at March 31, 2010	Gains or losses (realized/ unrealized)			Purchase, sales, and settlements (net)	Transfers in and/ or out of Level 3 (net) *2	Balance at March 31, 2011	Change in unrealized gains or losses included in earnings for assets and liabilities still held at March 31, 2011 *1
		Included in earnings *1	Included in other comprehensive income	Total
Trading securities	¥53	¥(26)	¥(2)	¥(28)	¥(25)	¥0	¥0	¥0
Available-for-sale securities	401,804	(6,242)	(3,248)	(9,490)	(33,102)	(43,536)	315,676	(5,848)
Corporate debt securities	6,841	(34)	(83)	(117)	(2,094)	(2,057)	2,573	(72)
Specified bonds issued by SPEs in Japan	246,305	(5,195)	351	(4,844)	(27,076)	7,929	222,314	(5,275)
CMBS and RMBS in the U.S., and other asset-backed securities	148,658	(1,013)	(3,516)	(4,529)	(3,932)	(49,408)	90,789	(501)
Derivative assets and liabilities (net)	493	(206)	0	(206)	0	2,659	2,946	(206)
Options held/written, caps held and other	0	475	0	475	0	2,659	3,134	475
Credit derivatives held/written	493	(681)	0	(681)	0	0	(188)	(681)

	2011
	Millions of U.S. dollars
	Balance at March 31, 2010	Gains or losses (realized/ unrealized)			Purchase, sales, and settlements (net)	Transfers in and/ or out of Level 3 (net) *2	Balance at March 31, 2011	Change in unrealized gains or losses included in earnings for assets and liabilities still held at March 31, 2011 *1
		Included in earnings *1	Included in other comprehensive income	Total
Trading securities	$1	$(1)	$(0)	$(1)	$(0)	$0	$0	$0
Available-for-sale securities	4,832	(75)	(39)	(114)	(397)	(524)	3,797	(70)
Corporate debt securities	82	0	(1)	(1)	(25)	(25)	31	(1)
Specified bonds issued by SPEs in Japan	2,962	(63)	4	(59)	(325)	96	2,674	(63)
CMBS and RMBS in the U.S., and other asset-backed securities	1,788	(12)	(42)	(54)	(47)	(595)	1,092	(6)
Derivative assets and liabilities (net)	6	(3)	0	(3)	0	32	35	(3)
Options held/written, caps held and other	0	5	0	5	0	32	37	5
Credit derivatives held/written	6	(8)	0	(8)	0	0	(2)	(8)

*1	Principally, gains and losses from trading securities are included in “brokerage commissions and net gains (losses) on investment securities”; available-for-sale securities are included in “write-downs of securities” or “life insurance premiums and related investment income”; investments in affiliates are included in “equity in net income (loss) of affiliates” and derivative assets and liabilities (net) are included in “other operating revenues /expenses,” respectively.
*2	The amount reported in “Transfers in and/or out of Level 3 (net)” is the fair value at the beginning of quarter during which the transfers occur.

Fair Value, Assets Measured on Nonrecurring Basis

The following table presents recorded amounts of major assets measured at fair value on a nonrecurring basis as of March 31, 2010 and March 31, 2011. These assets are measured at fair value on a nonrecurring basis mainly to recognize impairment:

	March 31, 2010
	Millions of yen
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Unlisted securities	¥10,138	¥0	¥0	¥10,138
Real estate collateral-dependent loans (net of allowance for probable loan losses)	105,948	0	0	105,948
Investment in operating leases	21,174	0	0	21,174
Land and buildings undeveloped or under construction	33,978	0	0	33,978
Certain investment in affiliates	502	0	502	0

	¥171,740	¥0	¥502	¥171,238

	March 31, 2011
	Millions of yen
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Unlisted securities	¥3,776	¥0	¥0	¥3,776
Loans held for sale	11,439	0	11,439	0
Real estate collateral-dependent loans (net of allowance for probable loan losses)	110,329	0	0	110,329
Investment in operating leases and other operating assets	26,813	0	0	26,813
Land and buildings undeveloped or under construction	30,595	0	0	30,595
Certain investment in affiliates	2,090	236	0	1,854

	¥185,042	¥236	¥11,439	¥173,367

	March 31, 2011
	Millions of U.S. dollars
	Total Carrying Value in Consolidated Balance Sheets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Unlisted securities	$45	$0	$0	$45
Loans held for sale	138	0	138	0
Real estate collateral-dependent loans (net of allowance for probable loan losses)	1,327	0	0	1,327
Investment in operating leases and other operating assets	322	0	0	322
Land and buildings undeveloped or under construction	368	0	0	368
Certain investment in affiliates	25	3	0	22

	$2,225	$3	$138	$2,084

Cash Flow Information (Tables)	12 Months Ended
Mar. 31, 2011
Cash Flow Supplemental Table

Cash payments during fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Cash payments:
Interest	¥111,435	¥84,259	¥84,979	$1,022
Income taxes	110,962	43,927	50,153	603

Investment in Direct Financing Leases (Tables)	12 Months Ended
Mar. 31, 2011
Components of Net Investment in Direct Finance and Leveraged Leases

Investment in direct financing leases at March 31, 2010 and 2011 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Minimum lease payments receivable	¥840,453	¥927,607	$11,156
Estimated residual value	46,460	39,982	481
Initial direct costs	7,848	6,736	81
Unearned lease income	(138,280)	(143,472)	(1,726)

	¥756,481	¥830,853	$9,992

Future Minimum Lease Payments Under Direct Financing Leases of Lessor

Minimum lease payments receivable are due in periodic installments through fiscal 2035. At March 31, 2011, the amounts due in each of the next five years and thereafter are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥288,962	$3,475
2013	216,623	2,605
2014	149,300	1,796
2015	84,905	1,021
2016	52,865	636
Thereafter	134,952	1,623

Total	¥927,607	$11,156

Investment in Operating Leases (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Property Subject to or Available for Operating Lease

Investment in operating leases at March 31, 2010 and 2011 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Transportation equipment	¥580,009	¥624,958	$7,516
Measuring and information-related equipment	170,047	176,304	2,120
Real estate	826,398	836,953	10,066
Other	19,267	19,152	230

	1,595,721	1,657,367	19,932
Accumulated depreciation	(399,747)	(402,697)	(4,843)

Net	1,195,974	1,254,670	15,089
Accrued rental receivables	17,249	15,625	188

	¥1,213,223	¥1,270,295	$15,277

Operating Lease Expense

Costs of operating leases include depreciation and various expenses (insurance, property tax and other). Depreciation and various expenses for fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Depreciation expenses	¥140,431	¥138,165	¥135,712	$1,632
Various expenses	52,506	53,008	52,959	637

	¥192,937	¥191,173	¥188,671	$2,269

Future Minimum Lease Payments Under Noncancelable Operating Leases

The operating lease contracts include non-cancelable lease terms that range up to 20 years. The minimum future rentals on non-cancelable operating leases are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥144,758	$1,741
2013	95,032	1,143
2014	63,187	760
2015	40,238	484
2016	24,628	296
Thereafter	55,180	663

Total	¥423,023	$5,087

Installment Loans (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Accounts, Notes, Loans and Financing Receivable

The composition of installment loans by domicile and type of borrower at March 31, 2010 and 2011 is as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Borrowers in Japan:
Consumer—
Housing loans	¥731,184	¥823,974	$9,909
Other	13,663	14,317	172

	744,847	838,291	10,081

Corporate—
Real estate companies	447,181	345,078	4,150
Commercial, industrial and other companies	904,729	817,493	9,832

	1,351,910	1,162,571	13,982

Overseas corporate, industrial and other borrowers	244,521	870,967	10,475
Purchased loans*	122,973	111,335	1,339

	¥2,464,251	¥2,983,164	$35,877

*	Purchased loans represent loans with evidence of deterioration of credit quality since origination and for which it is probable at acquisition that collection of all contractually required payments from the debtor is unlikely and consist mainly of housing loans, loans to real estate companies and commercial, industrial and other companies in Japan.

Financing Receivable, by Contractual Maturity

At March 31, 2011, the contractual maturities of installment loans except purchased loans for each of the next five years and thereafter are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥803,554	$9,664
2013	522,216	6,280
2014	425,198	5,114
2015	230,286	2,770
2016	178,146	2,142
Thereafter	712,429	8,568

Total	¥2,871,829	$34,538

Purchased loans
Allowance for Credit Losses on Financing Receivables

Changes in the allowance for uncollectible accounts relating to the purchased loans for fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Beginning balance	¥8,579	¥9,520	¥12,421	$149
Provision charged to income	1,615	3,481	5,261	63
Charge-offs	(462)	(609)	(230)	(2)
Other*	(212)	29	3	0

Ending balance	¥9,520	¥12,421	¥17,455	$210

*	Other includes foreign currency translation adjustments.

Direct Financing Leases and Probable Loan Losses
Allowance for Credit Losses on Financing Receivables

Changes in the allowance for doubtful receivables on direct financing leases and probable loan losses for fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Beginning balance	¥102,007	¥158,544	¥157,523	$1,894
Effect of the application of the new accounting standards*1	0	0	32,181	387
Beginning balance after the application of the new accounting standards	¥102,007	¥158,544	¥189,704	$2,281
Provision charged to income	76,985	71,529	31,122	374
Charge-offs	(21,027)	(60,412)	(61,829)	(743)
Recoveries	1,296	2,615	175	2
Other*2	(717)	(14,753)	(5,022)	(60)

Ending balance	¥158,544	¥157,523	¥154,150	$1,854

*1	This effect results from our application of the new accounting standards for consolidation of VIEs under ASU 2009-16 and ASU 2009-17, effective April 1, 2010.
*2	Other includes foreign currency translation adjustments, amounts reclassified to discontinued operations and decrease in allowance related to sales of subsidiaries.

Direct Financing Leases And Installment Loans
Allowance for Credit Losses on Financing Receivables

The balance of the allowance broken down into investment in direct financing leases and installment loans at March 31, 2010 and 2011 is as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Balance of allowance related to:
Investment in direct financing leases	¥23,969	¥21,201	$255
Installment loans	133,554	132,949	1,599

Total	¥157,523	¥154,150	$1,854

Credit Quality of Financing Receivables and the Allowance for Credit Losses (Tables)	12 Months Ended
Mar. 31, 2011
Impaired Loans and Valuation Allowance Disclosure

The following table provides information about the allowance for credit losses as of March 31, 2011:

	March 31, 2011
	Millions of yen
	Loans
		Corporate
	Consumer	Non-recourse loans	Other	Purchased loans*	Direct financing leases	Total
Allowance for Credit Losses:
Ending Balance	¥17,096	¥27,426	¥70,972	¥17,455	¥21,201	¥154,150

Individually Evaluated for Impairment	3,016	23,123	55,170	16,014	0	97,323
Not Individually Evaluated for Impairment	14,080	4,303	15,802	1,441	21,201	56,827

Financing receivables:
Ending Balance	¥840,419	¥952,573	¥1,065,119	¥111,335	¥830,853	¥3,800,299

Individually Evaluated for Impairment	8,312	73,029	194,005	36,685	0	312,031
Not Individually Evaluated for Impairment	832,107	879,544	871,114	74,650	830,853	3,488,268

*	Purchased loans represent loans with evidence of deterioration of credit quality since origination and for which it is probable at acquisition that collection of all contractually required payments from the debtors is unlikely in accordance with ASC 310-30 (“Receivables—Loans and Debt Securities Acquired with Deteriorated Credit Quality”).

	March 31, 2011
	Millions of U.S. dollars
	Loans
		Corporate
	Consumer	Non-recourse loans	Other	Purchased loans*	Direct financing leases	Total
Allowance for Credit Losses:
Ending Balance	$206	$329	$854	$210	$255	$1,854

Individually Evaluated for Impairment	36	278	663	193	0	1,170
Not Individually Evaluated for Impairment	170	51	191	17	255	684

Financing receivables:
Ending Balance	$10,108	$11,456	$12,809	$1,339	$9,992	$45,704

Individually Evaluated for Impairment	100	879	2,333	441	0	3,753
Not Individually Evaluated for Impairment	10,008	10,577	10,476	898	9,992	41,951

Impaired Financing Receivables Table

The following table provides information about the impaired loans as of March 31, 2011:

	March 31, 2011
	Millions of Yen
	Class	Loans Individually Evaluated for Impairment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded *1:		¥68,282	¥68,183	¥0
Consumer borrowers	Housing loans	2,259	2,259	0
	Other	0	0	0
Corporate borrowers		66,023	65,924	0
Non-recourse loans	Japan	9,465	9,443	0
	U.S	4,579	4,579	0
Other	Real estate companies	14,532	14,516	0
	Entertainment companies	17,080	17,031	0
	Other	20,367	20,355	0
Purchased loans		0	0	0
With an allowance recorded *2:		243,749	242,843	97,323
Consumer borrowers	Housing loans	6,053	6,052	3,016
	Other	0	0	0
Corporate borrowers		201,011	200,106	78,293
Non-recourse loans	Japan	11,953	11,895	4,421
	U.S	47,032	46,786	18,702
Other	Real estate companies	79,075	78,808	30,552
	Entertainment companies	12,517	12,486	4,114
	Other	50,434	50,131	20,504
Purchased loans		36,685	36,685	16,014

Total:		¥312,031	¥311,026	¥97,323

Consumer borrowers		8,312	8,311	3,016

Corporate borrowers		267,034	266,030	78,293

Non-recourse loans		73,029	72,703	23,123

Other		194,005	193,327	55,170

Purchased loans		36,685	36,685	16,014

*1	“With no related allowance recorded” represents impaired loans with no allowance for credit losses as all amounts due are considered to be collectible.
*2	“With an allowance recorded” represents impaired loans with the allowance for credit losses as all or a part of the amounts due are not considered to be collectible.

	March 31, 2011
	Millions of U.S. dollars
	Class	Loans Individually Evaluated for Impairment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded*1:		$822	$820	$0
Consumer borrowers	Housing loans	27	27	0
	Other	0	0	0
Corporate borrowers		795	793	0
Non-recourse loans	Japan	114	114	0
	U.S	55	55	0
Other	Real estate companies	175	175	0
	Entertainment companies	205	205	0
	Other	246	244	0
Purchased loans		0	0	0
With an allowance recorded *2:		2,931	2,921	1,170
Consumer borrowers	Housing loans	73	73	36
	Other	0	0	0
Corporate borrowers		2,417	2,407	941
Non-recourse loans	Japan	144	143	53
	U.S	566	563	225
Other	Real estate companies	951	948	367
	Entertainment companies	151	150	49
	Other	605	603	247
Purchased loans		441	441	193

Total:		$3,753	$3,741	$1,170

Consumer borrowers		100	100	36

Corporate borrowers		3,212	3,200	941

Non-recourse loans		879	875	278

Other		2,333	2,325	663

Purchased loans		441	441	193

Financing Receivable Credit Quality Indicators Table

The following table provides information about the credit quality indicators as of March 31, 2011:

	March 31, 2011
	Millions of yen
			Non-performing
	Class	Performing	Loans individually evaluated for impairment	90+ days past-due loans not individually evaluated for impairment	Subtotal	Total
Consumer borrowers	Housing loans	¥807,194	¥8,312	¥9,972	¥18,284	¥825,478
	Other	14,876	0	65	65	14,941
Corporate borrowers		1,750,658	267,034	0	267,034	2,017,692
Non-recourse loans	Japan	282,222	21,418	0	21,418	303,640
	U.S	597,322	51,611	0	51,611	648,933
Other	Real estate companies	292,607	93,607	0	93,607	386,214
	Entertainment companies	115,876	29,597	0	29,597	145,473
	Other	462,631	70,801	0	70,801	533,432
Purchased loans		74,650	36,685	0	36,685	111,335
Direct financing leases	Japan	624,919	0	17,908	17,908	642,827
	Overseas	183,147	0	4,879	4,879	188,026

Total		¥3,455,444	¥312,031	¥32,824	¥344,855	¥3,800,299

	March 31, 2011
	Millions of U.S. dollars
			Non-performing
	Class	Performing	Loans individually evaluated for impairment	90+ days past-due loans not individually evaluated for impairment	Subtotal	Total
Consumer borrowers	Housing loans	$9,708	$100	$120	$220	$9,928
	Other	179	0	1	1	180
Corporate borrowers		21,053	3,212	0	3,212	24,265
Non-recourse loans	Japan	3,394	258	0	258	3,652
	U.S	7,183	621	0	621	7,804
Other	Real estate companies	3,519	1,126	0	1,126	4,645
	Entertainment companies	1,394	356	0	356	1,750
	Other	5,563	851	0	851	6,414
Purchased loans		898	441	0	441	1,339
Direct financing leases	Japan	7,516	0	215	215	7,731
	Overseas	2,202	0	59	59	2,261

Total		$41,556	$3,753	$395	$4,148	$45,704

Financing Receivables Past Due

The following table provides information about the non-accrual and past-due financing receivables as of March 31, 2011:

	March 31, 2011
	Millions of yen
		Past-Due Financing Receivables
	Class	30-89 Days Past-Due	90 Days or More Past-Due	Total Past-Due	Total Financing Receivables	Non-Accrual
Consumer borrowers	Housing loans	¥4,119	¥15,031	¥19,150	¥825,478	¥15,031
	Other	0	65	65	14,941	65
Corporate borrowers		120,127	125,826	245,953	2,017,692	125,826
Non-recourse loans	Japan	5,697	9,925	15,622	303,640	9,925
	U.S	97,114	19,747	116,861	648,933	19,747
Other	Real estate companies	4,556	54,566	59,122	386,214	54,566
	Entertainment companies	3,093	5,487	8,580	145,473	5,487
	Other	9,667	36,101	45,768	533,432	36,101
Direct financing leases	Japan	3,307	17,908	21,215	642,827	17,908
	Overseas	2,500	4,879	7,379	188,026	4,879

Total		¥130,053	¥163,709	¥293,762	¥3,688,964	¥163,709

	March 31, 2011
	Millions of U.S. dollars
	Class	Past-Due Financing Receivables
		30-89 Days Past-Due	90 Days or More Past-Due	Total Past Due	Total Financing Receivables	Non-Accrual
Consumer borrowers	Housing loans	$50	$181	$231	$9,928	$181
	Other	0	1	1	180	1
Corporate borrowers		1,444	1,513	2,957	24,265	1,513
Non-recourse loans	Japan	69	119	188	3,652	119
	U.S	1,168	237	1,405	7,804	237
Other	Real estate companies	55	656	711	4,645	656
	Entertainment companies	37	66	103	1,750	66
	Other	115	435	550	6,414	435
Direct financing leases	Japan	40	215	255	7,731	215
	Overseas	30	59	89	2,261	59

Total		$1,564	$1,969	$3,533	$44,365	$1,969

Investment in Securities (Tables)	12 Months Ended
Mar. 31, 2011
Marketable Securities

Investment in securities at March 31, 2010 and 2011 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Trading securities	¥49,596	¥71,991	$866
Available-for-sale securities	845,234	883,410	10,624
Held-to-maturity securities	43,732	43,695	526
Other securities	165,596	176,285	2,120

Total	¥1,104,158	¥1,175,381	$14,136

Amortized Cost Gross Unrealized Gains and Losses and Fair Value of Investments Table

The amortized cost basis amounts, gross unrealized holding gains, gross unrealized holding losses and fair values of available-for-sale securities and held-to-maturity securities in each major security type at March 31, 2010 and 2011 are as follows:

March 31, 2010

	Millions of yen
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Japanese and foreign government bond securities	¥146,007	¥624	¥(178)	¥146,453
Japanese prefectural and foreign municipal bond securities	19,238	69	(60)	19,247
Corporate debt securities	199,937	910	(1,556)	199,291
Specified bonds issued by SPEs in Japan	249,696	303	(3,694)	246,305
CMBS and RMBS in the U.S., and other asset-backed securities	146,820	10,759	(8,221)	149,358
Equity securities	71,491	16,734	(3,645)	84,580

	833,189	29,399	(17,354)	845,234

Held-to-maturity:
Japanese government bond securities	43,732	0	(715)	43,017

	¥876,921	¥29,399	¥(18,069)	¥888,251

March 31, 2011

	Millions of yen
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Japanese and foreign government bond securities	¥168,818	¥696	¥(169)	¥169,345
Japanese prefectural and foreign municipal bond securities	34,907	153	(92)	34,968
Corporate debt securities	292,836	1,287	(2,091)	292,032
Specified bonds issued by SPEs in Japan	225,393	46	(3,125)	222,314
CMBS and RMBS in the U.S., and other asset-backed securities	93,416	3,819	(3,855)	93,380
Equity securities	48,415	25,229	(2,273)	71,371

	863,785	31,230	(11,605)	883,410

Held-to-maturity:
Japanese government bond securities	43,695	412	0	44,107

	¥907,480	¥31,642	¥(11,605)	¥927,517

March 31, 2011

	Millions of U.S. dollars
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Available-for-sale:
Japanese and foreign government bond securities	$2,030	$8	$(1)	$2,037
Japanese prefectural and foreign municipal bond securities	420	1	(1)	420
Corporate debt securities	3,522	15	(25)	3,512
Specified bonds issued by SPEs in Japan	2,711	1	(38)	2,674
CMBS and RMBS in the U.S., and other asset-backed securities	1,123	47	(47)	1,123
Equity securities	582	303	(27)	858

	10,388	375	(139)	10,624

Held-to-maturity:
Japanese government bond securities	526	5	0	531

	$10,914	$380	$(139)	$11,155

Unrealized Loss Position Investments

The following table provides information about available-for-sale securities and held-to-maturity securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of March 31, 2010 and 2011, respectively:

March 31, 2010

	Millions of yen
	Less than 12 months		12 months or more			Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses		Fair value	Gross unrealized losses
Available-for-sale:
Japanese and foreign government bond securities	¥81,432	¥(99)	¥4,768		¥(79)	¥86,200	¥(178)
Japanese prefectural and foreign municipal bond securities	12,480	(60)	0		0	12,480	(60)
Corporate debt securities	88,305	(484)	26,100		(1,072)	114,405	(1,556)
Specified bonds issued by SPEs in Japan	30,189	(1,041)	83,024		(2,653)	113,213	(3,694)
CMBS and RMBS in the U.S., and other asset-backed securities	17,578	(2,141)	65,070		(6,080)	82,648	(8,221)
Equity securities	17,875	(2,739)	4,822		(906)	22,697	(3,645)

	247,859	(6,564)	183,784	v	(10,790)	431,643	(17,354)

Held-to-maturity:
Japanese government bond securities	43,017	(715)	0		0	43,017	(715)

	¥290,876	¥(7,279)	¥183,784		¥(10,790)	¥474,660	¥(18,069)

March 31, 2011

	Millions of yen
	Less than 12 months		12 months or more		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Available-for-sale:
Japanese and foreign government bond securities	¥63,438	¥(169)	¥0	¥0	¥63,438	¥(169)
Japanese prefectural and foreign municipal bond securities	22,444	(92)	0	0	22,444	(92)
Corporate debt securities	184,185	(2,071)	1,980	(20)	186,165	(2,091)
Specified bonds issued by SPEs in Japan	49,180	(2,025)	49,398	(1,100)	98,578	(3,125)
CMBS and RMBS in the U.S., and other asset-backed securities	6,660	(853)	27,276	(3,002)	33,936	(3,855)
Equity securities	11,196	(1,470)	4,891	(803)	16,087	(2,273)

	¥337,103	¥(6,680)	¥83,545	¥(4,925)	¥420,648	¥(11,605)

March 31, 2011

	Millions of U.S. dollars
	Less than 12 months		12 months or more		Total
	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses	Fair value	Gross unrealized losses
Available-for-sale:
Japanese and foreign government bond securities	$763	$(1)	$0	$0	$763	$(1)
Japanese prefectural and foreign municipal bond securities	270	(1)	0	0	270	(1)
Corporate debt securities	2,215	(25)	24	(0)	2,239	(25)
Specified bonds issued by SPEs in Japan	591	(25)	594	(13)	1,185	(38)
CMBS and RMBS in the U.S., and other asset-backed securities	80	(11)	328	(36)	408	(47)
Equity securities	135	(17)	59	(10)	194	(27)

	$4,054	$(80)	$1,005	$(59)	$5,059	$(139)

Other Than Temporary Impairment Losses on Investment Securities

The total other-than-temporary impairment with an offset for the amount of the total other-than-temporary impairment recognized in other comprehensive income (loss) for fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Total other-than-temporary impairment losses	¥20,060	¥26,057	¥22,212	$267
Portion of loss recognized in other comprehensive income (before taxes)	(1,486)	(2,423)	(463)	(5)

Net impairment losses recognized in earnings	¥18,574	¥23,634	¥21,749	$262

Other than Temporary Impairment, Credit Losses Recognized in Earnings Table

Roll-forwards of the amount related to credit losses on other-than-temporarily impaired debt securities recognized in earnings for fiscal 2010 and 2011 are as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Beginning	¥906	¥5,016	$60
Reduction to the beginning balance *	0	(1,810)	(21)
Beginning after reduction	0	3,206	39
Addition during the period:
Credit loss for which an other-than-temporary impairment was not previously recognized	3,744	7,292	88
Credit loss for which an other-than-temporary impairment was previously recognized	366	736	9
Reduction during the period:
For securities sold or redeemed	0	(307)	(4)
Due to change in intent to sell or requirement to sell	0	(1,905)	(23)

Ending	¥5,016	¥9,022	$109

*	Cumulative effects of adopting Accounting Standards Update 2009-16 (ASC860 (“Transfers and Servicing”) (FASB Statement No. 166 (“Accounting for Transfers of Financial Assets—an amendment of FASB Statement No.140”))), and Accounting Standards Update 2009-17 (ASC810 (“Consolidation”) (FASB Statement No. 167 (“Amendment of FASB Interpretation No.46(R),” ASC810-10 (“Consolidation—Variable Interest Entities”)))) have been deducted from the beginning balance.

Fair Value, Investments, Entities that Calculate Net Asset Value Per Share

Under ASC 820, the information about the fund investments the Company and its subsidiaries hold at March 31, 2010 and 2011, respectively are as follows:

March 31, 2010 and 2011

Type of Fund Investment	2010 (Millions of Yen)	2011 (Millions of Yen)	2011 (Millions of U.S. dollars)	Redemption Frequency (If Currently Eligible)	Redemption Notice Period
Hedge Fund*	¥14,692	¥10,023	$121	Monthly – Quarterly	10 days – 45 days

Total	¥14,692	¥10,023	$121	—	—

*	This category includes several hedge funds that seek profits using investment strategies such as managed futures, global macro and relative value. The fair value of the investments in this category is calculated based on the net asset value of the investees.

Investments classified by contractual maturity date

The following is a summary of the contractual maturities of debt securities classified as available-for-sale securities and held-to-maturity securities held at March 31, 2011:

Available-for-sale securities held at March 31, 2011:

	Millions of yen		Millions of U.S. dollars
	Amortized cost	Fair value	Amortized cost	Fair value
Due within one year	¥185,404	¥185,404	$2,230	$2,230
Due after one to five years	422,260	419,450	5,078	5,044
Due after five to ten years	150,967	150,362	1,816	1,809
Due after ten years	56,739	56,823	682	683

	¥815,370	¥812,039	$9,806	$9,766

Held-to-maturity securities held at March 31, 2011:

	Millions of yen		Millions of U.S. dollars
	Amortized cost	Fair value	Amortized cost	Fair value
Due after ten years	¥43,695	¥44,107	$526	$531

	¥43,695	¥44,107	$526	$531

Securitization Transactions (Tables)	12 Months Ended
Mar. 31, 2011
Schedule Of Securitizations Of Financial Assets Accounted For As Sale

During fiscal 2009 and 2010, certain information with respect to these securitization transactions accounted for as sales is as follows. During fiscal 2011, there was no securitization transaction accounted for as a sale.

	Millions of yen
	2009	2010
Direct financing leases:
Balance sold	¥37,889	¥27,974
Gains (losses) on sales	(365)	331
Interests that continue to be held	17,903	23,207
Installment loans:
Balance sold	5,258	0
Gains on sales	132	0
Interests that continue to be held	148	0

Schedule of Fair Value Assumption, Date of Securitization or Asset-backed Financing Arrangement, Transferor's Continuing Involvement, Servicing Assets or Liabilities

Economic assumptions used in measuring the interests that continue to be held related to securitization transactions completed during fiscal 2009 and 2010 are as follows. There are no interests that continue to be held related to securitization transactions completed during fiscal 2011.

	2009		2010
		Installment loans
	Direct financing leases	Commercial mortgage loans	Direct financing leases
	%	%	%
Expected credit loss	1.27-1.52	0.86	1.51-1.55
Discount rate	1.92-11.43	2.60	2.33-4.28
Annual prepayment rate	3.70-6.52	1.15	6.24-6.59

Schedule of Assumptions for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement

Key economic assumptions used in measuring the fair value of them, and the impacts of 10% and 20% adverse changes to the assumptions on the fair value are as follows:

March 31, 2010
	Direct financing leases	Installment loans		Investment in securities
		Commercial mortgage loans	Mortgage loans for individuals

Expected credit loss	0.29%-1.62%	0.72%-14.00%	0.74%-1.18%	1.22%-14.00%
Discount rate	1.17%-21.25%	0.22%-9.88%	1.39%-6.33%	0.22%-18.49%
Annual prepayment rate	1.52%-6.66%	2.86%-42.93%	1.56%-5.64%	7.56%-42.93%

Schedule of Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets, or Servicing Liabilities

	Millions of yen
		Installment loans
	Direct financing leases	Commercial mortgage loans	Mortgage loans for individuals	Investment in securities
Fair value of interests that continue to be held	¥76,136	¥2,830	¥25,930	¥23,258
Book value of the interests that continue to be held	67,028	2,859	22,568	23,601
Weighted average life (in years)	2.0-3.4	0.7	13.9-24.5	0.6-4.2
Expected credit loss:
+10%	376	35	47	50
+20%	756	70	94	143
Discount rate:
+10%	605	6	402	311
+20%	1,198	12	793	608
Prepayment rate:
+10%	57	16	173	2
+20%	117	32	341	4

Cash Flows Between Securitization Special Purpose Entity SPE And Transferor

Certain cash flows received from/paid to SPEs for all securitization activities in fiscal 2009 and 2010 are summarized as follows:

	Millions of yen
	2009	2010
Proceeds from new securitizations	¥42,922	¥28,305
Servicing fees received	419	385
Cash flows received on interests that continue to be held	23,740	29,336
Repurchases of ineligible assets	(20,219)	(18,487)

Schedule of Assets that Continue to be Recognized, Securitized or Asset-backed Financing Arrangement Assets and any Other Financial Assets Managed Together

Quantitative information about delinquencies, net credit losses, and components of financial assets sold on securitization and other assets managed together as of March 31, 2010 and 2011 are as follows:

March 31, 2010

	Millions of yen
	Total principal amount of receivables	Principal amount of receivables more than 90 days past-due and impaired loans	Net credit losses
Types of assets:
Direct financing leases	¥883,452	¥25,682	¥8,744
Installment loans	2,575,568	360,464	49,053

Total assets managed or sold on securitization	¥3,459,020	¥386,146	¥57,797

Less: assets sold on securitization	(238,288)

Assets held in portfolio	¥3,220,732

The total assets of direct financing leases and installment loans sold on securitization, as of March 31, 2010, are ¥257,654 million, but the assets of ¥19,366 million, of which the Company and certain subsidiaries’ only continuing involvement is the servicing, are not included in the table above.

The total assets of investment securities sold on securitization, as of March 31, 2010, are ¥31,123 million and are not included in the table above.

March 31, 2011

	Millions of yen			Millions of dollars
	Total principal amount of receivables	Principal amount of receivables more than 90 days past-due and impaired loans	Net credit losses	Total principal amount of receivables	Principal amount of receivables more than 90 days past-due and impaired loans	Net credit losses
Types of assets:
Direct financing leases	¥834,346	¥22,787	¥7,505	$10,034	$274	$90
Installment loans	2,983,164	322,068	54,149	35,877	3,873	651

Total assets managed or sold on securitization	¥3,817,510	¥344,855	¥61,654	$45,911	$4,147	$741

Less: assets sold on securitization	(3,493)			(42)

Assets held in portfolio	¥3,814,017			$45,869

Variable Interest Entities (Tables)	12 Months Ended
Mar. 31, 2011
Consolidation Of Variable Interest Entities Disclosure

Information about VIEs for the Company and its subsidiaries are as follows:

1.	Consolidated VIEs

March 31, 2010 (4)

	Millions of yen
Types of VIEs:	Total assets (1)	Total liabilities (1)	Assets which are pledged as collateral (2)	Commitments (3)
(a) VIEs for liquidating customer assets	¥0	¥0	¥0	¥0
(b) VIEs for acquisition of real estate and real estate development projects for customers	17,817	9,245	10,980	0
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	389,343	102,960	156,922	2,680
(d) VIEs for corporate rehabilitation support business	15,462	0	475	0
(e) VIEs for investment in securities	23,804	9,342	0	1,596
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	292,049	202,224	292,049	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	0	0	0	0
(h) Other VIEs	6,937	0	0	0

Total	¥745,412	¥323,771	¥460,426	¥4,276

March 31, 2011

	Millions of yen
Types of VIEs:	Total assets (1)	Total liabilities (1)	Assets which are pledged as collateral (2)	Commitments (3)
(a) VIEs for liquidating customer assets	¥5,222	¥3,846	¥5,222	¥0
(b) VIEs for acquisition of real estate and real estate development projects for customers	16,051	4,493	5,660	0
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	343,394	120,908	226,319	1,076
(d) VIEs for corporate rehabilitation support business	15,988	142	0	0
(e) VIEs for investment in securities	83,694	13,675	33,169	1,491
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	505,421	352,034	505,421	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	669,375	671,349	660,237	0
(h) Other VIEs	154,176	66,529	139,260	4,140

Total	¥1,793,321	¥1,232,976	¥1,575,288	¥6,707

March 31, 2011

	Millions of U.S. dollars
Types of VIEs:	Total assets (1)	Total liabilities (1)	Assets which are pledged as collateral (2)	Commitments (3)
(a) VIEs for liquidating customer assets	$63	$46	$63	$0
(b) VIEs for acquisition of real estate and real estate development projects for customers	193	54	68	0
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	4,130	1,454	2,722	13
(d) VIEs for corporate rehabilitation support business	192	2	0	0
(e) VIEs for investment in securities	1,007	164	399	18
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	6,078	4,234	6,078	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	8,050	8,074	7,940	0
(h) Other VIEs	1,854	800	1,675	50

Total	$21,567	$14,828	$18,945	$81

Note:	(1) The assets of most VIEs are used only to repay the liabilities of the VIEs, and the creditors of the liabilities of the VIEs have no recourse to other assets of the Company and its subsidiaries.
(2) The assets are pledged as collateral by VIE for financing of the VIE.
(3) This item represents remaining balance of commitments that could require the Company and its subsidiaries to provide investments or loans to the VIE.
(4) Until March 31, 2010, the Company and its subsidiaries had made disclosures according to ASC810-10 before amendment.

Schedule of Non-Consolidated Variable Interest Entities
2.	Non-consolidated VIEs

March 31, 2010 (4)

	Millions of yen
	Total assets	Carrying amount of the variable interests in the VIEs held by the Company and its subsidiaries		Maximum exposure to loss (5)
Types of VIEs:		Specified bonds and non-recourse loans	Investments
(a) VIEs for liquidating customer assets	¥80,585	¥2,540	¥10,075	¥12,615
(b) VIEs for acquisition of real estate and real estate development projects for customers	622,872	17,323	41,858	106,469
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	0	0	0	0
(d) VIEs for corporate rehabilitation support business	0	0	0	0
(e) VIEs for investment in securities	0	0	0	0
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	0	0	0	0
(g) VIEs for securitization of commercial mortgage loans by third parties	0	0	0	0
(h) Other VIEs	0	0	0	0

Total	¥703,457	¥19,863	¥51,933	¥119,084

March 31, 2011

	Millions of yen
Types of VIEs:	Total assets	Carrying amount of the variable interests in the VIEs held by the Company and its subsidiaries		Maximum exposure to loss (5)
		Specified bonds and non-recourse loans	Investments
(a) VIEs for liquidating customer assets	¥66,710	¥1,073	¥6,979	¥8,052
(b) VIEs for acquisition of real estate and real estate development projects for customers	1,090,147	174,380	52,850	260,935
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	0	0	0	0
(d) VIEs for corporate rehabilitation support business	0	0	0	0
(e) VIEs for investment in securities	1,143,069	0	22,349	37,287
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	0	0	0	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	2,535,037	4,000	25,493	31,478
(h) Other VIEs	83,811	697	3,132	3,829

Total	¥4,918,774	¥180,150	¥110,803	¥341,581

March 31, 2011

	Millions of U.S. dollars
Types of VIEs:	Total assets	Carrying amount of the variable interests in the VIEs held by the Company and its subsidiaries		Maximum exposure to loss (5)
		Specified bonds and non-recourse loans	Investments
(a) VIEs for liquidating customer assets	$802	$13	$84	$97
(b) VIEs for acquisition of real estate and real estate development projects for customers	13,111	2,097	635	3,138
(c) VIEs for acquisition of real estate for the Company and its subsidiaries’ real estate-related business	0	0	0	0
(d) VIEs for corporate rehabilitation support business	0	0	0	0
(e) VIEs for investment in securities	13,747	0	269	449
(f) VIEs for securitizing financial assets such as direct financing lease receivable and loan receivable	0	0	0	0
(g) VIEs for securitization of commercial mortgage loans originated by third parties	30,487	48	307	378
(h) Other VIEs	1,008	9	38	46

Total	$59,155	$2,167	$1,333	$4,108

Note:	(5) Maximum exposure to loss includes remaining balance of commitments that could require the Company and its subsidiaries to provide investments or loans to the VIE.

Investment in Affiliates (Tables)	12 Months Ended
Mar. 31, 2011
Investments in and Advances to Affiliates, Schedule of Investments

Investment in affiliates at March 31, 2010 and 2011 consists of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Shares	¥293,488	¥311,556	$3,747
Loans	116,223	61,820	743

	¥409,711	¥373,376	$4,490

Equity Method Investments Disclosure

Combined and condensed information relating to the affiliates for fiscal 2009, 2010 and 2011 are as follows (some operation data for entities reflect only the period since the Company and its subsidiaries made the investment and on a lag basis):

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Operations:
Total revenues	¥1,393,480	¥1,093,173	¥850,947	$10,234
Income before income taxes	(64,530)	139,067	108,175	1,301
Net income	(77,415)	89,368	92,763	1,116

Financial position:
Total assets	¥4,390,084	¥3,983,524	¥4,237,580	$50,963
Total liabilities	3,435,107	2,968,953	3,174,222	38,175
Total equity	954,977	1,014,571	1,063,358	12,788

Goodwill and Other Intangible Assets (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Goodwill

Changes in goodwill by reportable segment for fiscal 2009, 2010 and 2011 are as follows:

In fiscal 2011, in line with a change of management classification, the Company changed certain segment classifications. Due to the changes, the reclassified figures are shown for fiscal 2009 and 2010.

	Millions of yen
	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas	Total
Balance at March 31, 2008
Goodwill	¥3,046	¥282	¥17,845	¥9,977	¥4,452	¥48,494	¥84,096
Accumulated impairment losses	(656)	0	0	(970)	0	(274)	(1,900)

	2,390	282	17,845	9,007	4,452	48,220	82,196
Acquired	39	0	5,298	20	0	0	5,357
Impairment	0	0	0	(1,979)	0	0	(1,979)
Other (net)*	(1,926)	0	(3,913)	(1,143)	0	(1,348)	(8,330)

Balance at March 31, 2009
Goodwill	1,159	282	19,230	8,839	4,452	46,872	80,834
Accumulated impairment losses	(656)	0	0	(2,934)	0	0	(3,590)

	503	282	19,230	5,905	4,452	46,872	77,244
Acquired	173	0	1,473	140	0	0	1,786
Impairment	(295)	0	0	(2,393)	0	0	(2,688)
Other (net)*	0	0	(2,167)	(912)	0	(2,189)	(5,268)

Balance at March 31, 2010
Goodwill	1,332	282	18,536	7,199	4,452	44,683	76,484
Accumulated impairment losses	(951)	0	0	(4,459)	0	0	(5,410)

	381	282	18,536	2,740	4,452	44,683	71,074
Acquired	0	0	148	0	0	29,099	29,247
Impairment	(173)	0	0	0	0	0	(173)
Other (net)*	0	0	363	(1,334)	0	(4,387)	(5,358)

Balance at March 31, 2011
Goodwill	677	282	19,047	3,544	4,452	69,395	97,397
Accumulated impairment losses	(469)	0	0	(2,138)	0	0	(2,607)

	¥208	¥282	¥19,047	¥1,406	¥4,452	¥69,395	¥94,790

	Millions of U.S. dollars
	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas	Total
Balance at March 31, 2010
Goodwill	$16	$3	$223	$87	$54	$537	$920
Accumulated impairment losses	(11)	0	0	(54)	0	0	(65)

	5	3	223	33	54	537	855
Acquired	0	0	2	0	0	350	352
Impairment	(2)	0	0	0	0	0	(2)
Other (net)*	0	0	4	(16)	0	(53)	(65)

Balance at March 31, 2011
Goodwill	9	3	229	43	54	834	1,172
Accumulated impairment losses	(6)	0	0	(26)	0	0	(32)

	$3	$3	$229	$17	$54	$834	$1,140

*	Other includes foreign currency translation adjustments and certain other reclassifications.

Intangible Assets Disclosure

Other intangible assets at March 31, 2010 and 2011 consist of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Intangible assets not subject to amortization:
Trade name	¥18,411	¥18,175	$218
Others	654	463	6

	19,065	18,638	224

Intangible assets subject to amortization:
Software	56,360	58,654	705
Others	9,543	15,601	188

	65,903	74,255	893
Accumulated amortization	(43,586)	(43,737)	(526)

Net	22,317	30,518	367

	¥41,382	¥49,156	$591

Short-Term and Long-Term Debt (Tables)	12 Months Ended
Mar. 31, 2011
Short-term Debt

The composition of short-term debt and the weighted average contract interest rate on short-term debt at March 31, 2010 and 2011 are as follows:

March 31, 2010

	Millions of yen	Weighted average rate
Short-term debt in Japan, mainly from banks	¥158,469	1.6%
Short-term debt outside Japan, mainly from banks	112,765	2.6
Commercial paper in Japan	282,781	0.3
Medium-term note program in Japan	19,550	1.7

	¥573,565	1.2

March 31, 2011

	Millions of yen	Millions of U.S. dollars	Weighted average rate
Short-term debt in Japan, mainly from banks	¥194,728	$2,342	1.3%
Short-term debt outside Japan, mainly from banks	103,107	1,240	3.1
Commercial paper in Japan	180,798	2,174	0.2

	¥478,633	$5,756	1.3

Long-term Debt

The composition of long-term debt, the weighted average contract interest rate on long-term debt and the repayment due dates at March 31, 2010 and 2011 are as follows:

March 31, 2010

	Due (Fiscal Year)	Millions of yen	Weighted average rate
Banks:
Fixed rate	2011~2025	¥293,479	2.6%
Floating rate	2011~2025	1,406,442	1.2
Insurance companies and others:
Fixed rate	2011~2018	372,556	1.7
Floating rate	2011~2028	241,900	1.1
Unsecured bonds	2011~2019	1,028,994	1.8
Unsecured convertible bonds with stock acquisition rights	2014	149,987	1.0
Unsecured bond with stock acquisition rights	2023	36,378	0.0
Unsecured notes under medium-term note program	2011~2018	104,310	1.6
Payables under securitized lease receivables	2011~2016	101,860	1.8
Payables under securitized loan receivables and investment in securities	2011~2026	100,364	0.9

		¥3,836,270	1.5

March 31, 2011

	Due (Fiscal Year)	Millions of yen	Millions of U.S. dollars	Weighted average rate
Banks:
Fixed rate	2012~2025	¥240,904	$2,897	2.8%
Floating rate	2012~2026	1,263,844	15,200	1.3
Insurance companies and others:
Fixed rate	2012~2018	325,006	3,909	1.8
Floating rate	2012~2028	233,345	2,806	1.1
Unsecured bonds	2012~2021	1,177,582	14,162	1.9
Unsecured convertible bonds with stock acquisition rights	2014	149,974	1,804	1.0
Unsecured bond with stock acquisition rights	2023	34,233	412	0.0
Unsecured notes under medium-term note program	2012~2018	88,190	1,061	1.9
Payables under securitized lease receivables	2012~2016	170,820	2,054	1.5
Payables under securitized loan receivables and investment in securities	2012~2039	847,370	10,190	4.3

		¥4,531,268	$54,495	2.1

Schedule of Maturities of Debt Disclosure

The repayment schedule for the next five years and thereafter for long-term debt at March 31, 2011 is as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥1,241,942	$14,936
2013	1,145,267	13,774
2014	1,012,077	12,172
2015	413,114	4,968
2016	473,848	5,699
Thereafter	245,020	2,946

Total	¥4,531,268	$54,495

Schedule of Financial Instruments Owned and Pledged as Collateral

Other than the assets of the consolidated variable interest entities pledged as collateral for financing described in Note 11 (“Variable Interest Entities”), the Company and certain subsidiaries provide the following assets as collateral for the short-term and long-term debt payables to financial institutions as of March 31, 2011:

	Millions of yen	Millions of U.S. dollars
Minimum lease payments, loans and investment in operating leases	¥97,148	$1,168
Investment in securities	50,679	609
Other operating assets	8,537	103
Other assets	14,399	174

	¥170,763	$2,054

Deposits (Tables)	12 Months Ended
Mar. 31, 2011
Deposit Liabilities Table Disclosures

Deposits at March 31, 2010 and 2011 consist of the following:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Time deposits	¥788,525	¥921,352	$11,081
Other deposits	64,744	143,823	1,729

Total	¥853,269	¥1,065,175	$12,810

Time Deposits By Maturity

The maturity schedule of time deposits at March 31, 2011 is as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥524,177	$6,304
2013	145,313	1,748
2014	86,803	1,044
2015	95,198	1,145
2016	69,861	840

Total	¥921,352	$11,081

Income Taxes (Tables)	12 Months Ended
Mar. 31, 2011
Income Tax Disclosure Table

Income before income taxes and discontinued operations, and the provision for income taxes in fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Income before income taxes and discontinued operations:
Japan	¥(12,679)	¥13,321	¥38,810	$467
Overseas	24,714	41,272	53,155	639

	¥12,035	¥54,593	¥91,965	$1,106

Provision for income taxes:
Current—
Japan	¥40,158	¥32,553	¥27,068	$326
Overseas	31	17,553	17,736	213

	40,189	50,106	44,804	539

Deferred—
Japan	(51,155)	(22,285)	(13,534)	(163)
Overseas	8,368	(5,427)	(3,653)	(44)

	(42,787)	(27,712)	(17,187)	(207)

Provision for income taxes	¥(2,598)	¥22,394	¥27,617	$332

Reconciliation of Provision for Income Taxes

Reconciliation of the differences between the tax provision computed at the statutory rate and the consolidated provision for income taxes in fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Income before income taxes and discontinued operations	¥12,035	¥54,593	¥91,965	$1,106

Tax provision computed at statutory rate	¥4,922	¥22,329	¥37,614	$452
Increases (reductions) in taxes due to:
Change in valuation allowance	5,678	1,859	(3,944)	(47)
Non-deductible expenses for tax purposes	1,755	1,640	1,123	13
Non-taxable income for tax purposes	(976)	(779)	(2,697)	(32)
Effect of lower tax rates on foreign subsidiaries and a domestic life insurance subsidiary	(1,479)	(3,699)	(4,335)	(52)
Effect of a revision of the taxation system	(10,970)	0	0	0
Other, net	(1,528)	1,044	(144)	(2)

Provision for income taxes	¥(2,598)	¥22,394	¥27,617	$332

Schedule of Income Tax Expense Benefit Intraperiod Tax Allocation

Total income taxes recognized in fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Provision for income taxes	¥(2,598)	¥22,394	¥27,617	$332
Income taxes on discontinued operations	8,719	5,715	5,297	64
Goodwill, for initial recognition of acquired tax benefits that previously were included in the valuation allowance	(2,141)	0	0	0
Income taxes on other comprehensive income (loss):
Net unrealized gains (losses) on investment in securities	(27,533)	7,816	3,403	41
Defined benefit pension plans	(8,362)	4,925	(1,427)	(17)
Foreign currency translation adjustments	(2,111)	4,722	(214)	(3)
Net unrealized gains (losses) on derivative instruments	(390)	(1,066)	(338)	(4)

Total income taxes	¥(34,416)	¥44,506	¥34,338	$413

Components of Deferred Tax Assets and Liabilities

The tax effects of temporary differences giving rise to the deferred tax assets and liabilities at March 31, 2010 and 2011 are as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Assets:
Net operating loss carryforwards	¥53,841	¥47,623	$573
Allowance for doubtful receivables on direct financing leases and probable loan losses	77,866	69,917	841
Investment in securities	13,138	726	9
Other operating assets	2,339	2,638	32
Accrued expenses	11,815	11,865	143
Other	34,937	30,981	371

	193,936	163,750	1,969
Less: valuation allowance	(42,846)	(26,794)	(322)

	151,090	136,956	1,647
Liabilities:
Investment in direct financing leases	27,109	16,462	198
Investment in operating leases	69,610	64,992	782
Deferred insurance policy acquisition costs	24,407	29,233	351
Policy liabilities	17,910	21,123	254
Undistributed earnings	25,799	29,111	350
Prepaid benefit cost	13,392	11,992	144
Other	50,285	33,498	403

	228,512	206,411	2,482

Net deferred tax liability	¥77,422	¥69,455	$835

Summary of Operating Loss Carryforwards

The Company and certain subsidiaries have net operating loss carryforwards of ¥138,428 million ( $1,665 million) at March 31, 2011, which expire as follows:

Year ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥9,394	$113
2013	13,302	160
2014	6,013	72
2015	21,856	263
2016	22,661	273
Thereafter	65,202	784

Total	¥138,428	$1,665

Schedule of Deferred Tax Assets and Liabilities Table

Net deferred tax assets and liabilities at March 31, 2010 and 2011 are reflected in the accompanying consolidated balance sheets under the following captions:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Other assets	¥83,483	¥91,063	$1,095
Income taxes: Deferred	160,905	160,518	1,930

Net deferred tax liability	¥77,422	¥69,455	$835

Pension Plans (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Defined Benefit Plans Disclosures

The funded status of the defined benefit pension plans, a substantial portion of which consists of domestic pension plans, as of March 31, 2010 and 2011 is as follows:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Change in benefit obligation:
Benefit obligation at beginning of year	¥57,094	¥56,390	$679
Service cost	3,255	3,104	37
Interest cost	1,265	1,355	16
Plan amendments	210	0	0
Actuarial loss (gain)	(3,229)	1,147	14
Foreign currency exchange rate change	(144)	(415)	(5)
Benefits paid	(1,830)	(2,423)	(29)
Plan Settlements	(64)	(231)	(3)
Other	(167)	(338)	(4)

Benefit obligation at end of year	56,390	58,589	705

Change in plan assets:
Fair value of plan assets at beginning of year	74,111	85,967	1,033
Actual return on plan assets	9,382	(449)	(5)
Employer contribution	4,291	2,556	30
Benefits paid	(1,713)	(2,362)	(28)
Foreign currency exchange rate change	(104)	(277)	(3)
Plan settlements	0	(39)	0

Fair value of plan assets at end of year	85,967	85,396	1,027

The funded status of the plans	¥29,577	¥26,807	$322

Amount recognized in the consolidated balance sheets consists of:
Prepaid benefit cost included in prepaid expenses	¥32,589	¥29,125	$350
Accrued benefit liability included in accrued expenses	(3,012)	(2,318)	(28)

Net amount recognized	¥29,577	¥26,807	$322

Defined Benefit Plans Amounts Recognized in Accumulated Other Comprehensive Income

Amount recognized in accumulated other comprehensive income (loss), pre-tax, at March 31, 2010 and 2011 consisted of:

	Millions of yen		Millions of U.S. dollars
	2010	2011	2011
Net prior service credit	¥10,095	¥8,910	$107
Net actuarial loss	(25,010)	(27,257)	(328)
Net transition obligation	(381)	(382)	(4)

Total recognized in accumulated other comprehensive income (loss), pre-tax	¥(15,296)	¥(18,729)	$(225)

Pension, Net Periodic Benefit Costs, Disclosure

Net pension cost of the plans for fiscal 2009, 2010 and 2011 consists of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Service cost	¥3,049	¥3,255	¥3,104	$37
Interest cost	1,327	1,265	1,355	16
Expected return on plan assets	(2,033)	(1,747)	(2,025)	(24)
Amortization of transition obligation	(3)	(3)	(4)	0
Amortization of net actuarial loss	724	2,098	1,036	12
Amortization of prior service credit	(1,208)	(1,209)	(1,193)	(14)
Plan curtailments and settlements	0	3	0	0

Net periodic pension cost	¥1,856	¥3,662	¥2,273	$27

Schedule of Defined Benefit Plan Amounts Recognized in Other Comprehensive Income (Loss) Table

Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) for fiscal 2009, 2010 and 2011 are summarized as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Current year actuarial gain (loss)	¥(19,970)	¥11,275	¥(3,446)	$(41)
Amortization of net actuarial loss	724	2,098	1,036	12
Prior service credit due to amendments	(63)	(183)	8	0
Amortization of prior service credit	(1,208)	(1,209)	(1,193)	(14)
Amortization of transition obligation	(3)	(3)	(4)	0
Plan curtailments and settlements	0	3	0	0
Foreign currency exchange rate change	60	69	166	2

Total recognized in other comprehensive income (loss), pre-tax	¥(20,460)	¥12,050	¥(3,433)	$(41)

Defined Benefit Pension Plan Assumptions Used Calculating Benefit Obligations and Net Periodic Benefit Cost

Significant assumptions of domestic and overseas pension plans used to determine these amounts are as follows:

Domestic	2009	2010	2011
Weighted-average assumptions used to determine benefit obligations at March 31:
Discount rate	1.9%	2.1%	2.1%
Rate of increase in compensation levels	5.8%	5.9%	6.1%
Weighted-average assumptions used to determine net periodic pension cost for years ended March 31:
Discount rate	2.2%	1.9%	2.1%
Rate of increase in compensation levels	6.2%	5.8%	5.9%
Expected long-term rate of return on plan assets	2.2%	2.2%	2.2%

Overseas	2009	2010	2011
Weighted-average assumptions used to determine benefit obligations at March 31:
Discount rate.	7.1%	6.0%	5.5%
Rate of increase in compensation levels	0.6%	0.8%	0.8%
Weighted-average assumptions used to determine net periodic pension cost for years ended March 31:
Discount rate	6.5%	7.1%	6.0%
Rate of increase in compensation levels	0.7%	0.6%	0.8%
Expected long-term rate of return on plan assets	8.2%	8.1%	8.1%

Pension Plans Fair Value, Assets Measured on Recurring Basis

The fair value of pension plan assets at March 31, 2010 and 2011, by asset category, are as follows:

March 31, 2010

	Millions of yen
	Total	Level 1	Level 2	Level 3
Equity securities:
Japan
Japanese companies (1)	¥903	¥903	¥0	¥0
Pooled funds (2)	19,335	0	19,335	0
Other than Japan
Pooled funds (3)	11,514	0	11,514	0

Debt securities:
Japan
Pooled funds (4)	25,847	0	25,847	0
Other than Japan
Asset backed securities	1,060	0	1,060	0
Pooled funds (5)	7,416	0	7,416	0

Alternative investments:
Pooled funds (6)	11,122	0	6,394	4,728

Other assets:
Life insurance company general accounts (7)	5,291	0	5,291	0
Others (8)	3,479	0	3,479	0

	¥85,967	¥903	¥80,336	¥4,728

(1)	Equity securities of Japanese companies in which the Company and certain subsidiaries invest as pension plan assets include units of ORIX JREIT Inc. in the amounts of ¥36 million at March 31, 2010.
(2)	These funds invest in listing shares only.
(3)	These funds invest in listing shares only.
(4)	These funds invest approximately 70% in Japanese government bonds, approximately 10% in Japanese municipal bonds, and approximately 20% in Japanese corporate bonds.
(5)	These funds invest mainly in foreign government bonds.
(6)	These funds invest in hedge funds as alternative investments.
(7)	Life insurance company general accounts are accounts with guaranteed capital and minimum interest rate, in which life insurance companies manage funds on several contracts.
(8)	Others include mainly short-term instruments.

March 31, 2011

	Millions of yen
	Total	Level 1	Level 2	Level 3
Equity securities:
Japan
Japanese companies (1)	¥1,016	¥1,016	¥0	¥0
Pooled funds (2)	18,690	0	18,690	0
Other than Japan
Pooled funds (3)	11,864	0	11,864	0

Debt securities:
Japan
Pooled funds (4)	25,468	0	25,468	0
Other than Japan
Asset backed securities	1,076	0	1,076	0
Pooled funds (5)	7,655	0	7,655	0

Alternative investments:
Pooled funds (6)	11,633	0	6,685	4,948

Other assets:
Life insurance company general accounts (7)	5,386	0	5,386	0
Others (8)	2,608	0	2,608	0

	¥85,396	¥1,016	¥79,432	¥4,948

March 31, 2011

	Millions of U.S. dollars
	Total	Level 1	Level 2	Level 3
Equity securities:
Japan
Japanese companies (1)	$12	$12	$0	$0
Pooled funds (2)	225	0	225	0
Other than Japan
Pooled funds (3)	143	0	143	0

Debt securities:
Japan
Pooled funds (4)	306	0	306	0
Other than Japan
Asset backed securities	13	0	13	0
Pooled funds (5)	92	0	92	0

Alternative investments:
Pooled funds (6)	140	0	80	60

Other assets:
Life insurance company general accounts (7)	65	0	65	0
Others (8)	31	0	31	0

	$1,027	$12	$955	$60

(1)	Equity securities of Japanese companies in which the Company and certain subsidiaries invest as pension plan assets include units of ORIX JREIT Inc. in the amounts of ¥34 million ( $0 million) at March 31, 2011.
(2)	These funds invest in listing shares only.
(3)	These funds invest in listing shares only.
(4)	These funds invest approximately 70% in Japanese government bonds, approximately 10% in Japanese municipal bonds, and approximately 20% in Japanese corporate bonds.
(5)	These funds invest mainly in foreign government bonds.
(6)	These funds invest in hedge funds as alternative investments.
(7)	Life insurance company general accounts are accounts with guaranteed capital and minimum interest rate, in which life insurance companies manage funds on several contracts.
(8)	Others include mainly short-term instruments.

Pension and Postretirement Plan Assets By Fair Value Hierarchy, Unobservable Input Reconciliation

The following table represents the reconciliation for the Level 3 plan assets during fiscal 2010 and 2011:

	Alternative investments
	Pooled funds
	2010	2011	2011
	Millions of yen	Millions of yen	Millions of U.S. dollars
Balance at beginning of year	¥3,514	¥4,728	$57
Realized and unrealized return on plan assets	453	220	3
Purchases, sales and redemptions, net	761	0	0

Balance at end of year	¥4,728	¥4,948	$60

Defined Benefit Plans Expected Future Benefit Payments Disclosure

At March 31, 2011, the benefits expected to be paid in each of the next five fiscal years, and in the aggregate for the five years thereafter are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥1,878	$23
2013	1,462	18
2014	1,506	18
2015	1,607	19
2016	1,711	22
2017-2021	10,930	130

Total	¥19,094	$230

Redeemable Noncontrolling Interests (Tables)	12 Months Ended
Mar. 31, 2011
Redeemable Non-controlling Interest in Subsidiaries

Changes in redeemable noncontrolling interests in fiscal 2009, 2010 and 2011 are as follows:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Beginning Balance	¥24,057	¥25,396	¥28,095	$338
Contribution to subsidiary	0	0	10,219	122
Adjustment of Redeemable Noncontrolling Interests to Redemption Value	23	(139)	(73)	(0)
Transaction with noncontrolling interests	1,699	1,962	1,063	13
Comprehensive income (loss)
Net Income	698	2,476	2,959	35
Other comprehensive income (loss)
Net change of unrealized gains (losses) on investment in securities	(261)	0	0	0
Net change of foreign currency translation adjustments	(820)	(1,600)	(2,353)	(28)
Total other comprehensive income (loss)	(1,081)	(1,600)	(2,353)	(28)
Comprehensive income (loss)	(383)	876	606	7
Cash dividends	0	0	(6,008)	(72)

Ending Balance	¥25,396	¥28,095	¥33,902	$408

Stock-Based Compensation (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Stockholders' Equity Note, Warrants or Rights

A summary of information related to the Company’s stock acquisition rights is as follows:

Years ended March 31,	Exercise period	Number of shares Initially granted	Exercise price
			Yen	U.S. dollars
2003	From June 27, 2004 to June 26, 2012	453,300	¥7,206	$87
2004	From June 26, 2005 to June 25, 2013	516,000	6,991	84
2005	From June 24, 2006 to June 23, 2014	528,900	11,720	141
2006	From June 22, 2007 to June 21, 2015	477,400	18,903	227
2007	From June 21, 2008 to June 20, 2016	194,200	29,611	356
2008	From July 5, 2009 to June 22, 2017	144,980	31,009	373
2009	From July 18, 2010 to June 24, 2018	147,900	16,888	203

Employee Stock Options Activity

The following table summarizes information about the activity of these stock options for the year ended 2011:

	Number of shares	Weighted average exercise price (*)		Weighted average remaining contractual life	Aggregate intrinsic value
		Yen	U.S. dollar	Years	Millions of yen	Millions of U.S. dollar
Outstanding at beginning of the year	1,370,380	¥18,261	$219.62
Exercised	(14,000)	7,146	85.94
Forfeited or expired	(134,020)	17,308	208.15

Outstanding at end of year	1,222,360	18,493	222.41	4.26	¥0	$0

Exercisable at end of year	1,222,360	¥18,493	$222.41	4.26	¥0	$0

*	The exercise prices of the granted options were adjusted in July 2009 for the issuance of new 18 million shares.

Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Method Used

The fair value of each option was estimated on the date of grant under the following assumptions with the binominal option-pricing model. As for fiscal 2010 and 2011, the fair value of options was not estimated because no stock options were granted.

2009
Weighted-average grant-date fair value	¥5,630
Risk-free rate	0.60-1.52%
Expected volatility	46.00%
Expected dividend yield	1.73%

Accumulated Other Comprehensive Income (Loss) (Tables)	12 Months Ended
Mar. 31, 2011
Accumulated Other Comprehensive Income Loss Disclosure

Changes in each component of accumulated other comprehensive income (loss) attributable to ORIX Corporation in fiscal 2009, 2010 and 2011 are as follows. Comprehensive income (loss) and its components attributable to ORIX Corporation and noncontrolling interests have been reported, net of tax, in the consolidated statements of changes in equity, and information about comprehensive income (loss) and its components attributable to redeemable noncontrolling interests is provided in Note 18 (“Redeemable Noncontrolling Interests”). Total comprehensive income (loss) and its components have been reported, net of tax, in the consolidated statements of comprehensive income.

	Millions of yen
	Net unrealized gains (losses) on investment in securities	Defined benefit pension plans	Foreign currency translation adjustments	Net unrealized gains (losses) on derivative instruments	Accumulated other comprehensive income (loss)
Balance at March 31, 2008	¥36,286	¥(4,123)	¥(53,802)	¥2,344	¥(19,295)
Net unrealized losses on investment in securities, net of tax of ¥30,939 million	(48,225)				(48,225)
Reclassification adjustment included in net income, net of tax of ¥(3,406) million	6,324				6,324
Defined benefit pension plans, net of tax of ¥8,169 million		(11,804)			(11,804)
Reclassification adjustment included in net income, net of tax of ¥193 million		(294)			(294)
Foreign currency translation adjustments, net of tax of ¥2,309 million			(18,275)		(18,275)
Reclassification adjustment included in net income net of tax of ¥(198) million			286		286
Net unrealized losses on derivative instruments, net of tax of ¥274 million				(944)	(944)
Reclassification adjustment included in net income, net of tax of ¥116 million				(157)	(157)

Change during year	(41,901)	(12,098)	(17,989)	(1,101)	(73,089)

Balance at March 31, 2009	¥(5,615)	¥(16,221)	¥(71,791)	¥1,243	¥(92,384)
Net unrealized gains on investment in securities, net of tax of ¥(6,610) million	11,357				11,357
Reclassification adjustment included in net income, net of tax of ¥(1,206) million	1,753				1,753
Defined benefit pension plans, net of tax of ¥(4,567) million		6,601			6,601
Reclassification adjustment included in net income, net of tax of ¥(358) million		528			528
Foreign currency translation adjustments, net of tax of ¥(4,487) million			(6,199)		(6,199)
Reclassification adjustment included in net income, net of tax of ¥(235) million			339		339
Net unrealized losses on derivative instruments, net of tax of ¥743 million				(630)	(630)
Reclassification adjustment included in net income, net of tax of ¥323 million				(824)	(824)

Change during year	13,110	7,129	(5,860)	(1,454)	12,925

Balance at March 31, 2010	7,495	(9,092)	(77,651)	(211)	(79,459)
Cumulative effect of applying new accounting standards for the consolidation of variable interest entities, net of tax of ¥2,265 million	(3,597)		191		(3,406)
Balance at April 1, 2010	3,898	(9,092)	(77,460)	(211)	(82,865)
Net unrealized gains on investment in securities, net of tax of ¥(2,379) million	3,292				3,292
Reclassification adjustment included in net income, net of tax of ¥(3,289) million	4,313				4,313
Defined benefit pension plans, net of tax of ¥1,339 million		(1,934)			(1,934)
Reclassification adjustment included in net income, net of tax of ¥88 million		(72)			(72)
Foreign currency translation adjustments, net of tax of ¥245 million			(18,158)		(18,158)
Reclassification adjustment included in net income, net of tax of ¥(31) million			44		44
Net unrealized losses on derivative instruments, net of tax of ¥488 million				(1,011)	(1,011)
Reclassification adjustment included in net income, net of tax of ¥(150) million				211	211

Change during year	7,605	(2,006)	(18,114)	(800)	(13,315)

Balance at March 31, 2011	¥11,503	¥(11,098)	¥(95,574)	¥(1,011)	¥(96,180)

	Millions of U.S. dollars
	Net unrealized gains (losses) on investment in securities	Defined benefit pension plans	Foreign currency translation adjustments	Net unrealized gains (losses) on derivative instruments	Accumulated other comprehensive income (loss)
Balance at March 31, 2010	$90	$(110)	$(934)	$(2)	$(956)
Cumulative effect of applying new accounting standards for the consolidation of variable interest entities, net of tax of $27 million	(43)		2		(41)
Balance at April 1, 2010	47	(110)	(932)	(2)	(997)
Net unrealized gains on investment in securities, net of tax of $(29) million	39				39
Reclassification adjustment included in net income, net of tax of $(39) million	52				52
Defined benefit pension plans, net of tax of $16 million		(23)			(23)
Reclassification adjustment included in net income, net of tax of $1 million		(1)			(1)
Foreign currency translation adjustments, net of tax of $3 million			(218)		(218)
Reclassification adjustment included in net income, net of tax of $0 million			1		1
Net unrealized losses on derivative instruments, net of tax of $6 million				(12)	(12)
Reclassification adjustment included in net income, net of tax of $(2) million				2	2

Change during year	91	(24)	(217)	(10)	(160)

Balance at March 31, 2011	$138	$(134)	$(1,149)	$(12)	$(1,157)

ORIX Corporation Shareholders' Equity (Tables)	12 Months Ended
Mar. 31, 2011
Issuance Of Common Stock

Changes in the number of shares issued in fiscal 2009, 2010 and 2011 are as follows:

	Number of shares
	2009	2010	2011
Beginning balance	92,193,067	92,217,067	110,229,948
Issuance of common stock	0	18,000,000	0
Exercise of stock options	24,000	11,000	14,000
Conversion of convertible bonds	0	1,881	1,898

Ending balance	92,217,067	110,229,948	110,245,846

Brokerage Commissions and Net Gains on Investment Securities (Tables)	12 Months Ended
Mar. 31, 2011
Investment Income

Brokerage commissions and net gains (losses) on investment securities in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Brokerage commissions	¥5,025	¥3,418	¥119	$1
Net gains (losses) on investment securities	(22,301)	14,863	16,656	201
Dividends income	4,732	5,072	4,345	52

	¥(12,544)	¥23,353	¥21,120	$254

Life Insurance Operations (Tables)	12 Months Ended
Mar. 31, 2011
Insurance Disclosure

Life insurance premiums and related investment income in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Life insurance premiums	¥115,214	¥104,133	¥107,860	$1,297
Life insurance related investment income	2,537	11,465	10,613	128

	¥117,751	¥115,598	¥118,473	$1,425

Other Operations (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Other Operating Cost and Expense, by Component

Other operating revenues and other operating expenses in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
Other operating revenues:	2009	2010	2011	2011
Revenues from integrated facilities management operations	¥35,391	¥9,075	¥9,978	$120
Revenues from the vehicle maintenance and management services	44,958	41,408	40,760	490
Revenues from commissions for M&A advisory services, financing advice, financial restructuring advisory services and related services	45,894	54,996	50,659	609
Revenues from facilities management of golf courses	21,556	23,354	23,163	279
Revenues from facilities management of hotels and Japanese inns	21,124	23,463	27,966	336
Other	120,480	114,101	113,474	1,366

	¥289,403	¥266,397	¥266,000	$3,200

	Millions of yen			Millions of U.S. dollars
Other operating expenses:	2009	2010	2011	2011
Expenses from integrated facilities management operations	¥29,384	¥5,074	¥5,600	$67
Expenses from the vehicle maintenance and management services	38,129	34,837	33,790	406
Expenses from facilities management of golf courses	18,033	19,793	21,012	253
Expenses from facilities management of hotels and Japanese inns	18,129	22,655	25,943	312
Other	67,882	67,513	70,482	848

	¥171,557	¥149,872	¥156,827	$1,886

Discontinued Operations (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures

Discontinued operations in fiscal 2009, 2010 and 2011 consist of the following:

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Revenues	¥64,756	¥51,041	¥23,040	$277

Income from discontinued operations, net*	17,883	14,453	13,556	163
Provision for income taxes	(8,719)	(5,715)	(5,297)	(64)

Discontinued operations, net of applicable tax effect	¥9,164	¥8,738	¥8,259	$99

*	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥19,653 million, ¥14,056 million and ¥14,393 million ( $173 million) in fiscal 2009, 2010 and 2011, respectively.

Per Share Data (Tables)	12 Months Ended
Mar. 31, 2011
Earnings Per Share Reconciliation

Reconciliation of the differences between basic and diluted earnings per share (EPS) in fiscal 2009, 2010 and 2011 is as follows:

In fiscal 2009, the diluted EPS calculation excludes convertible bond for 2,299 thousand shares and stock options for 1,227 thousand shares, as they were antidilutive. In fiscal 2010, the diluted EPS calculation excludes convertible bond for 2,475 thousand shares and stock options for 1,411 thousand shares, as they were antidilutive. In fiscal 2011, the diluted EPS calculation excludes stock options for 1,139 thousand shares, as they were antidilutive.

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Income attributable to ORIX Corporation from continuing operations	¥12,991	¥28,984	¥59,063	$710
Effect of dilutive securities—
Expense related to convertible bond	392	1,305	2,393	29

Income from continuing operations for diluted EPS computation	¥13,383	¥30,289	¥61,456	$739

	Thousands of shares
	2009	2010	2011
Weighted-average shares	88,910	101,901	107,489
Effect of dilutive securities—
Conversion of convertible bond	6,472	21,664	24,412
Exercise of stock options	64	86	107

Weighted-average shares for diluted EPS computation	95,446	123,651	132,008

	Yen			U.S. dollars
	2009	2010	2011	2011
Earnings per share for income attributable to ORIX Corporation from continuing operations:
Basic	¥146.11	¥284.43	¥549.49	$6.61
Diluted	140.21	244.96	465.55	5.60

Derivative Financial Instruments and Hedging (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Derivative Instruments, Gain (Loss) in Statement of Financial Performance

The effect of derivative instruments on the consolidated statements of income, pre-tax, for fiscal 2009 is as follows.

(1) Cash flow hedges

	Gains (losses) recognized in other comprehensive income on derivative (effective portion)	Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)		Gains (losses) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location	Millions of yen
Interest rate swap agreements	¥(2,367)	Interest on loans and investment securities/Interest expense	¥170	—	¥0

Foreign exchange contracts	193	Foreign currency transaction loss	1	—	0

Foreign currency swap agreements	956	Interest on loans and investment securities/Interest expense/Foreign currency transaction loss	102	Other operating revenues/expenses	3

(2) Fair value hedges

	Gains (losses) recognized in income on derivative		Gains (losses) recognized in income on hedged item
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location
Interest rate swap agreements	¥(682)	Interest on loans and investment securities/Interest expense	¥662	Interest on loans and investment securities/Interest expense

Foreign exchange contracts	4,633	Foreign currency transaction loss	(4,633)	Foreign currency transaction loss

Foreign currency swap agreements	1,057	Foreign currency transaction loss	(1,057)	Foreign currency transaction loss

(3) Hedges of net investment in foreign operations

	Gains (losses) recognized in other comprehensive income on derivative and others (effective portion)	Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)		Gains (losses) recognized in income on derivative and others (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location	Millions of yen
Foreign exchange contracts	¥6,618	Brokerage commissions and net gains (losses) on investment securities	¥2	—	¥0
Borrowings and bonds in local currency	1,393	—	0	—	0

(4) Trading derivatives or derivatives not designated as hedging instruments

	Gains (losses) recognized in income on derivative
	Millions of yen	Consolidated statements of income location
Interest rate swap agreements	¥40	Other operating revenues/expenses
Foreign currency swap agreements	(945)	Other operating revenues/expenses
Futures	3,778	Brokerage commissions and net gains (losses) on investment securities
Foreign exchange contracts	293	Brokerage commissions and net gains (losses) on investment securities
Credit derivatives held/written	105	Other operating revenues/expenses
Options held/written, Caps held	445	Other operating revenues/expenses

The effect of derivative instruments on the consolidated statements of income, pre-tax, for fiscal 2010 is as follows.

(1) Cash flow hedges

	Gains (losses) recognized in other comprehensive income on derivative (effective portion)	Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)		Gains (losses) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location	Millions of yen
Interest rate swap agreements	¥1,070	Interest on loans and investment securities/Interest expense	¥(89)	—	¥0

Foreign exchange contracts	(28)	Foreign currency transaction loss	(28)	—	0

Foreign currency swap agreements	(2,415)	Interest on loans and investment securities/Interest expense/Foreign currency transaction loss	1,264	—	0

(2) Fair value hedges

	Gains (losses) recognized in income on derivative		Gains (losses) recognized in income on hedged item
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location
Interest rate swap agreements	¥ 924	Interest on loans and investment securities/Interest expense	¥(1,231)	Interest on loans and investment securities/Interest expense

Foreign exchange contracts	4,700	Foreign currency transaction loss	(4,700)	Foreign currency transaction loss

Foreign currency swap agreements	349	Foreign currency transaction loss	(349)	Foreign currency transaction loss

(3) Hedges of net investment in foreign operations

	Gains (losses) recognized in other comprehensive income on derivative and others (effective portion)	Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)		Gains (losses) recognized in income on derivative and others (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Consolidated statements of income location	Millions of yen	Consolidated statements of income location	Millions of yen
Foreign exchange contracts	¥(45)	Gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	¥820	—	¥0

Borrowings and bonds in local currency	1,783	—	0	—	0

(4) Trading derivatives or derivatives not designated as hedging instruments

	Gains (losses) recognized in income on derivative
	Millions of yen	Consolidated statements of income location
Interest rate swap agreements	¥14	Other operating revenues/expenses
Foreign currency swap agreements	998	Other operating revenues/expenses
Futures	(147)	Brokerage commissions and net gains (losses) on investment securities
Foreign exchange contracts	67	Brokerage commissions and net gains (losses) on investment securities
Credit derivatives held/written	383	Other operating revenues/expenses
Options held/written, Caps held	(477)	Other operating revenues/expenses

The effect of derivative instruments on the consolidated statements of income, pre-tax, for fiscal 2011 is as follows.

(1) Cash flow hedges

	Gains (losses) recognized in other comprehensive income on derivative (effective portion)		Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)			Gains (losses) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars
Interest rate swap agreements	¥598	$7	Interest on loans and investment securities/Interest expense	¥(313)	$(4)	—	¥0	$0
Foreign exchange contracts	526	6	Foreign currency transaction loss	291	3	—	0	0
Foreign currency swap agreements	(2,623)	(32)	Interest on loans and investment securities/Interest expense/Foreign currency transaction loss	383	5	—	0	0

(2) Fair value hedges

	Gains (losses) recognized in income on derivative and other			Gains (losses) recognized in income on hedged item
	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location
Interest rate swap agreements	¥1,986	$24	Interest on loans and investment securities/Interest expense	¥(2,217)	$(27)	Interest on loans and investment securities/Interest expense
Foreign exchange contracts	8,765	105	Foreign currency transaction loss	(8,765)	(105)	Foreign currency transaction loss
Foreign currency swap agreements	4,297	52	Foreign currency transaction loss	(4,297)	(52)	Foreign currency transaction loss
Foreign currency long-term-debt	1,193	14	Foreign currency transaction loss	(1,193)	(14)	Foreign currency transaction loss

(3) Hedges of net investment in foreign operations

	Gains (losses) recognized in other comprehensive income on derivative and others (effective portion)		Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)			Gains (losses) recognized in income on derivative and others (ineffective portion and amount excluded from effectiveness testing)
	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location	Millions of yen	Millions of U.S. dollars
Foreign exchange contracts	¥4,468	$54	Gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	¥39	$0	—	¥0	$0
Borrowings and bonds in local currency	3,711	45	—	0	0	—	0	0

(4) Trading derivatives or derivatives not designated as hedging instruments

	Gains (losses) recognized in income on derivative
	Millions of yen	Millions of U.S. dollars	Consolidated statements of income location
Interest rate swap agreements	¥34	$0	Other operating revenues/expenses
Foreign currency swap agreements	(10)	0	Other operating revenues/expenses
Futures	1,897	23	Brokerage commissions and net gains on investment securities
Foreign exchange contracts	(245)	(3)	Brokerage commissions and net gains on investment securities
Credit derivatives held/written	(675)	(8)	Other operating revenues/expenses
Options held/written, Caps held and other	660	8	Other operating revenues/expenses

Schedule of Derivative Instruments in Statement of Financial Position, Fair Value

Notional amounts of derivative instruments and other, fair values of derivative instruments and other in consolidated balance sheets at March 31, 2010 and 2011 are as follows.

March 31, 2010

		Asset derivatives		Liability derivatives
	Notional amount	Fair value	Consolidated balance sheets location	Fair value	Consolidated balance sheets location
	Millions of yen	Millions of yen		Millions of yen
Derivatives designated as hedging instruments:
Interest rate swap agreements	¥170,193	¥191	Other receivables	¥2,862	Trade notes, accounts payable and other liabilities
Futures, Foreign exchange contracts	171,681	834	Other receivables	4,968	Trade notes, accounts payable and other liabilities
Foreign currency swap agreements	207,049	12,671	Other receivables	22,053	Trade notes, accounts payable and other liabilities
Trading derivatives or derivatives not designated as hedging instruments:
Interest rate swap agreements	¥9,096	¥1	Other receivables	¥94	Trade notes, accounts payable and other liabilities
Options held/written, Caps held	21,690	555	Other receivables	189	Trade notes, accounts payable and other liabilities
Futures, Foreign exchange contracts	379,754	1,241	Other receivables	769	Trade notes, accounts payable and other liabilities
Foreign currency swap agreements	10,567	1,053	Other receivables	1,000	Trade notes, accounts payable and other liabilities
Credit derivatives held/written	48,490	528	Other receivables	40	Trade notes, accounts payable and other liabilities

March 31, 2011

			Asset derivatives			Liability derivatives
	Notional amount		Fair value		Consolidated balance sheets location	Fair value		Consolidated balance sheets location
	Millions of yen	Millions of U.S. dollars	Millions of yen	Millions of U.S. dollars		Millions of yen	Millions of U.S. dollars
Derivatives designated as hedging instruments and other:
Interest rate swap agreements	¥276,132	$3,321	¥2,070	$25	Other receivables	¥1,273	$15	Trade notes, accounts payable and other liabilities
Futures, Foreign exchange contracts	163,342	1,964	1,075	13	Other receivables	3,509	42	Trade notes, accounts payable and other liabilities
Foreign currency swap agreements	179,429	2,158	13,072	157	Other receivables	31,830	383	Trade notes, accounts payable and other liabilities
Foreign currency long-term-debt	19,616	236	0	0	—	0	0	—

Trading derivatives or derivatives not designated as hedging instruments:
Interest rate swap agreements	¥3,129	$38	¥0	$0	Other receivables	¥47	$1	Trade notes, accounts payable and other liabilities
Options held/written, Caps held and other	124,034	1,492	3,467	42	Other receivables	2,071	25	Trade notes, accounts payable and other liabilities
Futures, Foreign exchange contracts	227,640	2,738	1,558	19	Other receivables	1,459	18	Trade notes, accounts payable and other liabilities
Foreign currency swap agreements	10,073	121	1,694	20	Other receivables	1,651	20	Trade notes, accounts payable and other liabilities
Credit derivatives held/written	36,027	433	49	1	Other receivables	236	3	Trade notes, accounts payable and other liabilities

Disclosure of Credit Derivatives

The Company and its subsidiaries have contracted credit derivatives for the purpose of trading. As of March 31, 2010 and 2011, details of credit derivatives are as follows.

March 31, 2010

Types of derivatives	The events or circumstances that would require the seller to perform under the credit derivative	Maximum potential amount of future payment under the credit derivative	Approximate remaining term of the credit derivative	Fair value of the credit derivative
		Millions of yen		Millions of yen
Credit default swap	In case of credit event (bankruptcy, failure to pay, restructuring) occurring in underlying reference company *1	¥7,000	Less than two years	¥(1)
Total return swap	In case of underlying reference CMBS price falling beyond certain extent *2	41,146	Less than two years	493

March 31, 2011

Types of derivatives	The events or circumstances that would require the seller to perform under the credit derivative	Maximum potential amount of future payment under the credit derivative		Approximate remaining term of the credit derivative	Fair value of the credit derivative
		Millions of yen	Millions of U.S. dollars		Millions of yen	Millions of U.S. dollars
Credit default swap	In case of credit event (bankruptcy, failure to pay, restructuring) occurring in underlying reference company *1	¥7,000	$84	Less than one year	¥48	$1
Total return swap	In case of underlying reference CMBS price falling beyond certain extent *2	28,606	344	Less than one year	(236)	(3)

*1	Underlying reference company’s credit ratings are BBB+ or better rated by rating agencies as of March 31, 2010 and 2011.
*2	Underlying reference CMBS is highest grade tranche and its credit rating is BBB or better rated by rating agencies as of March 31, 2010 and 2011. Unless such highest grade tranche of CMBS incurs a loss, the Company and its subsidiaries will not suffer a loss.

Estimated Fair Value of Financial Instruments (Tables)	12 Months Ended
Mar. 31, 2011
Fair Value, by Balance Sheet Grouping

The following information is provided to help readers gain an understanding of the relationship between amounts reported in the accompanying consolidated financial statements and the related market or fair value.

The disclosures include financial instruments and derivatives financial instruments, except for investment in direct financing leases, investment in subsidiaries and affiliates, pension obligations and insurance contracts.

March 31, 2010

	Millions of yen
	Carrying amount	Estimated fair value
Trading instruments
Trading securities	¥49,596	¥49,596
Futures, Foreign exchange contracts:
Assets	1,198	1,198
Liabilities	766	766
Credit derivatives held/written:
Assets	528	528
Liabilities	40	40
Options held/written, Caps held:
Assets	555	555
Liabilities	189	189
Non-trading instruments
Assets:
Cash and cash equivalents	¥639,087	¥639,087
Restricted cash	77,486	77,486
Time deposits	548	548
Installment loans (net of allowance for probable loan losses)	2,330,697	2,318,466
Investment in securities:
Practicable to estimate fair value	903,658	902,943
Not practicable to estimate fair value	150,904	150,904
Liabilities:
Short-term debt	573,565	573,565
Deposits	853,269	855,620
Long-term debt	3,836,270	3,869,238
Futures, Foreign exchange contracts:
Assets	877	877
Liabilities	4,971	4,971
Foreign currency swap agreements:
Assets	13,724	13,724
Liabilities	23,053	23,053
Interest rate swap agreements:
Assets	192	192
Liabilities	2,956	2,956

March 31, 2011

	Millions of yen		Millions of U.S. dollars
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Trading instruments
Trading securities	¥71,991	¥71,991	$866	$866
Futures, Foreign exchange contracts:
Assets	1,524	1,524	18	18
Liabilities	1,254	1,254	15	15
Credit derivatives held/written:
Assets	49	49	1	1
Liabilities	236	236	3	3
Options held/written, Caps held, and other:
Assets	3,467	3,467	42	42
Liabilities	2,071	2,071	25	25

Non-trading instruments
Assets:
Cash and cash equivalents	¥732,127	¥732,127	$8,805	$8,805
Restricted cash	118,065	118,065	1,420	1,420
Time deposits	5,148	5,148	62	62
Installment loans (net of allowance for probable loan losses)	2,850,215	2,860,886	34,278	34,406
Investment in securities:
Practicable to estimate fair value	937,129	937,541	11,270	11,275
Not practicable to estimate fair value	166,261	166,261	2,000	2,000
Liabilities:
Short-term debt	478,633	478,633	5,756	5,756
Deposits	1,065,175	1,070,513	12,810	12,874
Long-term debt	4,531,268	4,491,271	54,495	54,014
Futures, Foreign exchange contracts:
Assets	1,109	1,109	13	13
Liabilities	3,714	3,714	45	45
Foreign currency swap agreements:
Assets	14,766	14,766	178	178
Liabilities	33,481	33,481	403	403
Interest rate swap agreements:
Assets	2,070	2,070	25	25
Liabilities	1,320	1,320	16	16

Commitments, Guarantees and Contingent Liabilities (Tables)	12 Months Ended
Mar. 31, 2011
Operating Leases of Lessee Disclosure

The minimum future rentals on non-cancelable operating leases are as follows.

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥3,587	$43
2013	3,404	41
2014	2,485	30
2015	2,105	25
2016	1,924	23
Thereafter	16,384	197

Total	¥29,889	$359

Contractual Commitments

The longest contract of them will mature in fiscal 2013. As of March 31, 2011, the amounts due are as follows:

Years ending March 31,	Millions of yen	Millions of U.S. dollars
2012	¥382	$4
2013	60	1

Total	¥442	$5

Schedule of Guarantor Obligations

The following table represents the summary of potential future payments, book value recorded as guarantee liabilities of the guarantee contracts outstanding and maturity of the longest guarantee contracts as of March 31, 2010 and 2011:

	2010			2011			2011
	Millions of yen		Fiscal year	Millions of yen		Fiscal year	Millions of U.S. dollars
Guarantees	Potential future payment	Book value of guarantee liabilities	Maturity of the longest contract	Potential future payment	Book value of guarantee liabilities	Maturity of the longest contract	Potential future payment	Book value of guarantee liabilities
Corporate loans	¥321,448	¥2,986	2017	¥312,273	¥1,958	2018	$3,756	$24
Transferred loans	0	0	—	166,936	2,218	2043	2,008	27
Housing loans	18,798	2,644	2051	16,949	2,353	2051	204	28
Other	3	1	2012	294	4	2018	3	0

Total	¥340,249	¥5,631	—	¥496,452	¥6,533	—	$5,971	$79

Segment Information (Tables)	12 Months Ended
Mar. 31, 2011
Schedule of Segment Reporting Information, by Segment

Financial information of the segments for the years ended March 31, 2009, 2010 and 2011 is as follows:

	Millions of yen
Year ended March 31, 2009	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas Business	Total
Revenues	¥116,352	¥242,572	¥303,030	¥72,868	¥181,997	¥167,635	¥1,084,454
Interest revenue	52,105	23	27,157	21,019	56,834	36,986	194,124
Interest expense	23,947	6,676	22,676	5,135	10,585	29,432	98,451
Depreciation and amortization	23,650	97,447	16,181	4,479	14,635	34,942	191,334
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	42,414	3,596	6,396	2,162	18,524	3,893	76,985
Write-downs of long-lived assets	0	0	3,590	0	0	83	3,673
Decrease in policy liabilities	0	0	0	0	43,495	0	43,495
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	(346)	61	15,983	(63,276)	86	5,273	(42,219)
Discontinued operations	(58)	0	21,590	(4,203)	0	554	17,883
Segment profits (losses)	(10,702)	28,015	59,185	(74,217)	9,573	20,066	31,920
Segment assets	1,527,317	612,351	1,833,653	507,066	1,448,804	949,852	6,879,043
Long-lived assets	43,566	338,356	999,018	37,278	46,057	143,458	1,607,733
Expenditures for long-lived assets	6,824	143,757	293,984	2,600	0	52,606	499,771
Investment in affiliates	15,434	566	76,794	82,701	7,584	77,067	260,146

	Millions of yen
Year ended March 31, 2010	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas Business	Total
Revenues	¥98,063	¥226,179	¥215,001	¥73,422	¥155,491	¥185,906	¥954,062
Interest revenue	33,737	74	16,021	24,113	34,174	26,926	135,045
Interest expense	19,149	5,611	21,520	6,881	10,580	17,273	81,014
Depreciation and amortization	11,993	98,943	17,601	3,740	11,495	28,588	172,360
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	40,509	2,013	9,521	2,306	9,277	7,901	71,527
Write-downs of long-lived assets	152	0	4,379	283	0	2,163	6,977
Decrease in policy liabilities	0	0	0	0	32,927	0	32,927
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	679	86	3,747	(6,299)	19,039	8,635	25,887
Discontinued operations	(171)	0	12,653	2,704	0	(733)	14,453
Segment profits (losses)	(18,983)	23,307	138	(2,848)	31,104	37,142	69,860
Segment assets	1,178,879	515,716	1,677,402	472,705	1,578,758	860,815	6,284,275
Long-lived assets	47,150	303,809	1,013,190	27,016	44,838	133,462	1,569,465
Expenditures for long-lived assets	4,581	77,261	51,001	807	24	26,939	160,613
Investment in affiliates	16,233	631	82,768	56,076	167,293	86,700	409,701

	Millions of yen
Year ended March 31, 2011	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas Business	Total
Revenues	¥103,239	¥225,830	¥217,590	¥65,661	¥148,768	¥176,875	¥937,963
Interest revenue	24,024	189	13,181	23,889	28,171	34,841	124,295
Interest expense	13,585	4,998	19,218	6,145	8,980	16,931	69,857
Depreciation and amortization	6,808	97,394	17,668	1,327	9,480	27,255	159,932
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	12,699	1,955	1,131	6,810	1,409	3,226	27,230
Write-downs of long-lived assets	104	0	13,278	996	0	1,770	16,148
Decrease in policy liabilities	0	0	0	0	11,692	0	11,692
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	387	157	2,585	1,433	52	13,382	17,996
Discontinued operations	(349)	0	6,688	6,905	0	(51)	13,193
Segment profits	10,247	26,203	54	13,000	23,777	45,639	118,920
Segment assets	1,006,107	502,738	1,539,814	468,231	1,653,704	972,224	6,142,818
Long-lived assets	58,685	312,261	1,016,039	24,373	42,686	193,724	1,647,768
Expenditures for long-lived assets	7,748	118,283	40,270	2,164	86	58,156	226,707
Investment in affiliates	16,510	710	84,325	54,634	110,375	106,813	373,367

	Millions of U.S. dollars
Year ended March 31, 2011	Corporate Financial Services	Maintenance Leasing	Real Estate	Investment Banking	Retail	Overseas Business	Total
Revenues	$1,242	$2,716	$2,617	$790	$1,789	$2,126	$11,280
Interest revenue	289	2	159	287	339	419	1,495
Interest expense	163	60	231	74	108	204	840
Depreciation and amortization	82	1,171	212	16	114	328	1,923
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	151	24	14	82	17	39	327
Write-downs of long-lived assets	1	0	160	12	0	21	194
Decrease in policy liabilities	0	0	0	0	141	0	141
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net	5	2	31	17	1	160	216
Discontinued operations	(4)	0	80	84	0	(1)	159
Segment profits	123	315	1	156	286	549	1,430
Segment assets	12,100	6,046	18,519	5,631	19,888	11,692	73,876
Long-lived assets	706	3,755	12,220	293	513	2,330	19,817
Expenditures for long-lived assets	93	1,423	484	26	1	699	2,726
Investment in affiliates	199	9	1,014	657	1,327	1,284	4,490

Schedule of Segment Reporting Information, by Segment, Table

The reconciliation of segment totals to consolidated financial statement amounts is as follows. Significant items to be reconciled are segment revenues, segment profits and segment assets. Other items do not have a significant difference between segment amounts and consolidated amounts.

	Millions of yen			Millions of U.S. dollars
	2009	2010	2011	2011
Segment revenues:
Total revenues for segments	¥1,084,454	¥954,062	¥937,963	$11,280
Revenues related to corporate assets	7,963	5,818	3,440	42
Revenues related to certain VIEs	4,825	3,455	51,747	622
Revenues from discontinued operations	(64,756)	(51,041)	(23,040)	(277)

Total consolidated revenues	¥1,032,486	¥912,294	¥970,110	$11,667

Segment profits:
Total profits for segments	¥31,920	¥69,860	¥118,920	$1,430
Corporate interest expenses, general and administrative expenses	(3,019)	(276)	(11,852)	(143)
Corporate write-downs of securities	0	(887)	(615)	(7)
Corporate net gains (losses) on investment securities	649	173	203	2
Corporate other gains (losses)	(1,505)	(3,004)	(4,876)	(58)
Gains (losses) related to assets or liabilities of certain VIEs	0	0	(1,591)	(19)
Discontinued operations	(17,883)	(14,453)	(13,556)	(163)
Net income attributable to the noncontrolling interests and net income attributable to the redeemable noncontrolling interests	1,873	3,180	5,332	64

Total consolidated income before income taxes and discontinued operations	¥12,035	¥54,593	¥91,965	$1,106

Segment assets:
Total assets for segments	¥6,879,043	¥6,284,275	¥6,142,818	$73,876
Cash and cash equivalents, restricted cash and time deposits	588,705	717,121	855,340	10,287
Allowance for doubtful receivables on direct financing leases and probable loan losses	(158,544)	(157,523)	(154,150)	(1,854)
Other receivables	228,581	210,521	182,013	2,189
Other corporate assets	478,323	485,746	543,728	6,539
Assets of certain VIEs	353,628	199,660	1,011,833	12,169

Total consolidated assets	¥8,369,736	¥7,739,800	¥8,581,582	$103,206

Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area

The following information represents geographical revenues and income before income taxes, which are attributed to geographic areas, based on the country location of the Company and its subsidiaries.

	Millions of yen
	Year Ended March 31, 2009
	Japan	America *2	Other *3	Difference between Geographic Total and Consolidated Amounts	Consolidated Amounts
Total Revenues	¥933,951	¥68,026	¥95,265	¥(64,756)	¥1,032,486
Income before income Taxes	8,695	3,191	18,032	(17,883)	12,035

	Millions of yen
	Year Ended March 31, 2010
	Japan	America *2	Other *3	Difference between Geographic Total and Consolidated Amounts	Consolidated Amounts
Total Revenues	¥784,537	¥96,879	¥81,919	¥(51,041)	¥912,294
Income before income Taxes	33,180	18,743	17,123	(14,453)	54,593

	Millions of yen
	Year Ended March 31, 2011
	Japan	America *2	Other *3	Difference between Geographic Total and Consolidated Amounts	Consolidated Amounts
Total Revenues	¥771,403	¥138,975	¥82,772	¥(23,040)	¥970,110
Income before income Taxes	62,477	18,411	24,633	(13,556)	91,965

	Millions of U.S. dollars
	Year Ended March 31, 2011
	Japan	America *2	Other *3	Difference between Geographic Total and Consolidated Amounts	Consolidated Amounts
Total Revenues	$9,277	$1,671	$995	$(276)	$11,667
Income before income Taxes	751	221	297	(163)	1,106

*Note:	1. Results of discontinued operations are included in each amount attributed to each geographic area.
2. Mainly United States
3. Mainly Asia, Europe, Oceania and Middle East

Significant Accounting and Reporting Policies - Additional Information (Detail)	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Other Operating Assets USD ( $)	Mar. 31, 2011 Other Operating Assets JPY ( ¥)	Mar. 31, 2010 Other Operating Assets JPY ( ¥)	Mar. 31, 2009 Other Operating Assets JPY ( ¥)	Mar. 31, 2011 Other Operating Assets Property, Plant and Equipment, Other Types Year	Mar. 31, 2011 Other Operating Assets Buildings Year	Mar. 31, 2011 Other Operating Assets Land improvement Year	Mar. 31, 2011 Office Facilities USD ( $)	Mar. 31, 2011 Office Facilities JPY ( ¥)	Mar. 31, 2010 Office Facilities JPY ( ¥)	Mar. 31, 2009 Office Facilities JPY ( ¥)	Mar. 31, 2011 Office Facilities Buildings and fixtures Year	Mar. 31, 2011 Office Facilities Machinery and equipment Year	Mar. 31, 2011 Investment in operating leases Transportation equipment Year	Mar. 31, 2011 Investment in operating leases Measuring and information-related equipment Year	Mar. 31, 2011 Investment in operating leases Real Estate Year	Mar. 31, 2011 Investment in operating leases Property, Plant and Equipment, Other Types Year	Mar. 31, 2011 Adjustments for New Accounting Pronouncement Assets JPY ( ¥)	Mar. 31, 2011 Adjustments for New Accounting Pronouncement Liabilities JPY ( ¥)	Mar. 31, 2011 Adjustments for New Accounting Pronouncement Retained Earnings JPY ( ¥)
Significant Accounting Policies [Line Items]
A maximum lag period of recognizing the results of subsidiaries and affiliates	3M	3M
Revenues on direct financing leases and installment loans past due policy	The Company and its subsidiaries suspend accruing revenues on past-due installment loans and direct financing leases when principal or interest is past-due 90 days or more, or earlier, if management determines that their collections are doubtful based on factors such as individual debtors’ creditworthiness, historical loss experience, current delinquencies and delinquency trends.	The Company and its subsidiaries suspend accruing revenues on past-due installment loans and direct financing leases when principal or interest is past-due 90 days or more, or earlier, if management determines that their collections are doubtful based on factors such as individual debtors’ creditworthiness, historical loss experience, current delinquencies and delinquency trends.
Available-for-sale securities, recognition of losses related to equity securities policy	For available-for-sale securities, the Company and its subsidiaries generally recognize losses related to equity securities for which the fair value has been significantly below the acquisition cost (or current carrying value if an adjustment has been made in the past) for more than six months.	For available-for-sale securities, the Company and its subsidiaries generally recognize losses related to equity securities for which the fair value has been significantly below the acquisition cost (or current carrying value if an adjustment has been made in the past) for more than six months.
Increase in additional paid-in capital had such stock splits made prior to October 1, 2001	$ 297,000,000	¥ 24,674,000,000
Write-down of advance and/or progress payments for development of residential condominiums	118,000,000	9,844,000,000	7,115,000,000	10,911,000,000
Capitalized interest costs related to specific long-term development projects	44,000,000	3,646,000,000	2,810,000,000	2,766,000,000
Advertising expense	74,000,000	6,165,000,000	6,870,000,000	11,280,000,000
Estimated average useful lives																		8	4	33	7
Depreciation expenses					94,000,000	7,849,000,000	7,202,000,000	6,717,000,000				35,000,000	2,906,000,000	3,153,000,000	3,613,000,000
Accumulated depreciation					418,000,000	34,739,000,000	31,650,000,000					470,000,000	39,057,000,000	37,319,000,000
Estimated useful lives, maximum									20	50	60					62	20
Advance and/or progress payments for development of condominiums for sale	1,157,000,000	96,197,000,000	115,285,000,000
Finished goods	147,000,000	12,213,000,000	37,971,000,000
Translations of Japanese yen into U.S. dollars, prevailing exchange rate	83.15	83.15
Cumulative effect of adopting new accounting pronouncements																						¥ 1,147,000,000,000	¥ 1,169,000,000,000	¥ (22,000,000,000)

Recorded Amounts of Major Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Level 1 USD ( $)	Mar. 31, 2011 Level 1 JPY ( ¥)	Mar. 31, 2010 Level 1 JPY ( ¥)	Mar. 31, 2011 Level 1 Trading securities USD ( $)	Mar. 31, 2011 Level 1 Trading securities JPY ( ¥)	Mar. 31, 2010 Level 1 Trading securities JPY ( ¥)	Mar. 31, 2011 Level 1 Available-for-sale securities USD ( $)	Mar. 31, 2011 Level 1 Available-for-sale securities JPY ( ¥)	Mar. 31, 2010 Level 1 Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Level 1 Available-for-sale securities Japanese and foreign government bond securities USD ( $)	Mar. 31, 2011 Level 1 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2010 Level 1 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2011 Level 1 Available-for-sale securities Japanese prefectural and foreign municipal bond securities USD ( $)	Mar. 31, 2010 Level 1 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2011 Level 1 Available-for-sale securities Corporate debt securities USD ( $)	Mar. 31, 2010 Level 1 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2011 Level 1 Available-for-sale securities Specified bonds issued by SPEs in Japan USD ( $)	Mar. 31, 2010 Level 1 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2011 Level 1 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities USD ( $)	Mar. 31, 2010 Level 1 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)	Mar. 31, 2011 Level 1 Available-for-sale securities Equity securities USD ( $)	Mar. 31, 2011 Level 1 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2010 Level 1 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2011 Level 1 Other securities USD ( $)	Mar. 31, 2010 Level 1 Other securities JPY ( ¥)	Mar. 31, 2011 Level 1 Other securities Investment funds USD ( $)	Mar. 31, 2010 Level 1 Other securities Investment funds JPY ( ¥)	Mar. 31, 2011 Level 1 Interest rate swap agreements USD ( $)	Mar. 31, 2010 Level 1 Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Level 1 Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2011 Level 1 Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Level 1 Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Level 1 Foreign currency swap agreements USD ( $)	Mar. 31, 2010 Level 1 Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Level 1 Credit derivatives held/written USD ( $)	Mar. 31, 2010 Level 1 Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Level 1 Options held/written, Caps held JPY ( ¥)	Mar. 31, 2011 Level 1 Options Held (Written), Caps Held and Other USD ( $)	Mar. 31, 2011 Level 2 USD ( $)	Mar. 31, 2011 Level 2 JPY ( ¥)	Mar. 31, 2010 Level 2 JPY ( ¥)	Mar. 31, 2011 Level 2 Trading securities USD ( $)	Mar. 31, 2011 Level 2 Trading securities JPY ( ¥)	Mar. 31, 2010 Level 2 Trading securities JPY ( ¥)	Mar. 31, 2011 Level 2 Available-for-sale securities USD ( $)	Mar. 31, 2011 Level 2 Available-for-sale securities JPY ( ¥)	Mar. 31, 2010 Level 2 Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Level 2 Available-for-sale securities Japanese and foreign government bond securities USD ( $)	Mar. 31, 2011 Level 2 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2010 Level 2 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2011 Level 2 Available-for-sale securities Japanese prefectural and foreign municipal bond securities USD ( $)	Mar. 31, 2011 Level 2 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2010 Level 2 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2011 Level 2 Available-for-sale securities Corporate debt securities USD ( $)	Mar. 31, 2011 Level 2 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2010 Level 2 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2011 Level 2 Available-for-sale securities Specified bonds issued by SPEs in Japan USD ( $)	Mar. 31, 2010 Level 2 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2011 Level 2 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities USD ( $)	Mar. 31, 2011 Level 2 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)	Mar. 31, 2010 Level 2 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)	Mar. 31, 2011 Level 2 Available-for-sale securities Equity securities USD ( $)	Mar. 31, 2011 Level 2 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2010 Level 2 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2011 Level 2 Other securities USD ( $)	Mar. 31, 2011 Level 2 Other securities JPY ( ¥)	Mar. 31, 2010 Level 2 Other securities JPY ( ¥)	Mar. 31, 2011 Level 2 Other securities Investment funds USD ( $)	Mar. 31, 2011 Level 2 Other securities Investment funds JPY ( ¥)	Mar. 31, 2010 Level 2 Other securities Investment funds JPY ( ¥)	Mar. 31, 2011 Level 2 Interest rate swap agreements USD ( $)	Mar. 31, 2011 Level 2 Interest rate swap agreements JPY ( ¥)	Mar. 31, 2010 Level 2 Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Level 2 Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2011 Level 2 Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Level 2 Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Level 2 Foreign currency swap agreements USD ( $)	Mar. 31, 2011 Level 2 Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2010 Level 2 Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Level 2 Credit derivatives held/written USD ( $)	Mar. 31, 2011 Level 2 Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Level 2 Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Level 2 Options held/written, Caps held JPY ( ¥)	Mar. 31, 2011 Level 2 Options Held (Written), Caps Held and Other USD ( $)	Mar. 31, 2011 Level 2 Options Held (Written), Caps Held and Other JPY ( ¥)	Mar. 31, 2011 Level 3 USD ( $)	Mar. 31, 2011 Level 3 JPY ( ¥)	Mar. 31, 2010 Level 3 JPY ( ¥)	Mar. 31, 2011 Level 3 Trading securities USD ( $)	Mar. 31, 2010 Level 3 Trading securities JPY ( ¥)	Mar. 31, 2011 Level 3 Available-for-sale securities USD ( $)	Mar. 31, 2011 Level 3 Available-for-sale securities JPY ( ¥)	Mar. 31, 2010 Level 3 Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Level 3 Available-for-sale securities Japanese and foreign government bond securities USD ( $)	Mar. 31, 2010 Level 3 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2011 Level 3 Available-for-sale securities Japanese prefectural and foreign municipal bond securities USD ( $)	Mar. 31, 2010 Level 3 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2011 Level 3 Available-for-sale securities Corporate debt securities USD ( $)	Mar. 31, 2011 Level 3 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2010 Level 3 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2011 Level 3 Available-for-sale securities Specified bonds issued by SPEs in Japan USD ( $)	Mar. 31, 2011 Level 3 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2010 Level 3 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2011 Level 3 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities USD ( $)	Mar. 31, 2011 Level 3 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)	Mar. 31, 2010 Level 3 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)	Mar. 31, 2011 Level 3 Available-for-sale securities Equity securities USD ( $)	Mar. 31, 2010 Level 3 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2011 Level 3 Other securities USD ( $)	Mar. 31, 2010 Level 3 Other securities JPY ( ¥)	Mar. 31, 2011 Level 3 Other securities Investment funds USD ( $)	Mar. 31, 2010 Level 3 Other securities Investment funds JPY ( ¥)	Mar. 31, 2011 Level 3 Interest rate swap agreements USD ( $)	Mar. 31, 2010 Level 3 Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Level 3 Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2010 Level 3 Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Level 3 Foreign currency swap agreements USD ( $)	Mar. 31, 2010 Level 3 Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Level 3 Credit derivatives held/written USD ( $)	Mar. 31, 2011 Level 3 Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Level 3 Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Level 3 Options held/written, Caps held JPY ( ¥)	Mar. 31, 2011 Level 3 Options Held (Written), Caps Held and Other USD ( $)	Mar. 31, 2011 Level 3 Options Held (Written), Caps Held and Other JPY ( ¥)	Mar. 31, 2011 Trading securities USD ( $)	Mar. 31, 2011 Trading securities JPY ( ¥)	Mar. 31, 2010 Trading securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities USD ( $)	Mar. 31, 2010 Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Japanese and foreign government bond securities USD ( $)	Mar. 31, 2010 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Japanese prefectural and foreign municipal bond securities USD ( $)	Mar. 31, 2010 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Corporate debt securities USD ( $)	Mar. 31, 2010 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan USD ( $)	Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities USD ( $)	Mar. 31, 2011 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Equity securities USD ( $)	Mar. 31, 2010 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2011 Other securities JPY ( ¥)	Mar. 31, 2011 Other securities USD ( $)	Mar. 31, 2010 Other securities JPY ( ¥)	Mar. 31, 2011 Other securities Investment funds USD ( $)	Mar. 31, 2011 Other securities Investment funds JPY ( ¥)	Mar. 31, 2010 Other securities Investment funds JPY ( ¥)	Mar. 31, 2011 Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Interest rate swap agreements USD ( $)	Mar. 31, 2010 Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2010 Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Foreign currency swap agreements USD ( $)	Mar. 31, 2010 Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Credit derivatives held/written JPY ( ¥)	Mar. 31, 2011 Credit derivatives held/written USD ( $)	Mar. 31, 2010 Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Options held/written, Caps held JPY ( ¥)	Mar. 31, 2011 Options Held (Written), Caps Held and Other JPY ( ¥)	Mar. 31, 2011 Options Held (Written), Caps Held and Other USD ( $)
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Fair value measured on recurring basis investments							$ 9	¥ 763	¥ 1,157	$ 901	¥ 74,914	¥ 67,224	$ 241	¥ 19,995	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 660	¥ 54,919	¥ 67,224	$ 0	¥ 0	$ 0	¥ 0															$ 857	¥ 71,228	¥ 48,386	$ 5,926	¥ 492,820	¥ 376,206	$ 1,796	¥ 149,350	¥ 146,453	$ 420	¥ 34,968	¥ 19,247	$ 3,481	¥ 289,459	¥ 192,450	$ 0	¥ 0	$ 31	¥ 2,591	¥ 700	$ 198	¥ 16,452	¥ 17,356	$ 121	¥ 10,023	¥ 14,692	$ 121	¥ 10,023	¥ 14,692																			$ 0	¥ 53	$ 3,797	¥ 315,676	¥ 401,804	$ 0	¥ 0	$ 0	¥ 0	$ 31	¥ 2,573	¥ 6,841	$ 2,674	¥ 222,314	¥ 246,305	$ 1,092	¥ 90,789	¥ 148,658	$ 0	¥ 0	$ 0	¥ 0	$ 0	¥ 0													$ 866	¥ 71,991	¥ 49,596	¥ 883,410	$ 10,624	¥ 845,234	¥ 169,345	$ 2,037	¥ 146,453	¥ 34,968	$ 420	¥ 19,247	¥ 292,032	$ 3,512	¥ 199,291	$ 2,674	¥ 222,314	¥ 246,305	$ 1,123	¥ 93,380	¥ 149,358	¥ 71,371	$ 858	¥ 84,580	¥ 10,023	$ 121	¥ 14,692	$ 121	¥ 10,023	¥ 14,692
Derivative assets	276	22,985	17,074	16	1,306	1,015																									0	0	16	1,306	1,013	0	0	0	0	2	0	222	18,497	15,531																														25	2,070	192	16	1,327	1,062	177	14,766	13,724	0	1	0	553	4	333	38	3,182	528																									0	0	0	0	0	0	1	48	528	0	37	3,134																															2,070	25	192	2,633	32	2,075	14,766	177	13,724	49	1	528	555	3,467	41
Financial assets	11,887	988,409	926,596	926	76,983	69,396																																				7,126	592,568	454,815																																													3,835	318,858	402,385
Derivative liabilities	506	42,076	31,975	12	977	660																									0	0	12	977	660	0	0	0	0	0	0	491	40,863	31,280																														16	1,320	2,956	48	3,991	5,077	402	33,481	23,053	0	0	5	189	25	2,071	3	236	35																									0	0	0	0	0	0	3	236	35	0	0	0																															1,320	16	2,956	4,968	60	5,737	33,481	402	23,053	236	3	40	189	2,071	25
Financial liabilities	$ 506	¥ 42,076	¥ 31,975	$ 12	¥ 977	¥ 660																																				$ 491	¥ 40,863	¥ 31,280																																													$ 3	¥ 236	¥ 35

Reconciliation of Financial Assets Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs (Level 3) (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 Trading securities USD ( $)		Mar. 31, 2011 Trading securities JPY ( ¥)		Mar. 31, 2010 Trading securities JPY ( ¥)		Mar. 31, 2009 Trading securities JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities USD ( $)		Mar. 31, 2011 Available-for-sale securities JPY ( ¥)		Mar. 31, 2010 Available-for-sale securities JPY ( ¥)		Mar. 31, 2009 Available-for-sale securities JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities Corporate debt securities JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities Corporate debt securities USD ( $)		Mar. 31, 2010 Available-for-sale securities Corporate debt securities JPY ( ¥)		Mar. 31, 2009 Available-for-sale securities Corporate debt securities JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan USD ( $)		Mar. 31, 2010 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)		Mar. 31, 2009 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities USD ( $)		Mar. 31, 2010 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)		Mar. 31, 2009 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)		Mar. 31, 2010 Certain investment in affiliates JPY ( ¥)		Mar. 31, 2009 Certain investment in affiliates JPY ( ¥)		Mar. 31, 2011 Derivative assets and liabilities (net) USD ( $)		Mar. 31, 2011 Derivative assets and liabilities (net) JPY ( ¥)		Mar. 31, 2010 Derivative assets and liabilities (net) JPY ( ¥)		Mar. 31, 2009 Derivative assets and liabilities (net) JPY ( ¥)		Mar. 31, 2010 Derivative assets and liabilities (net) Options held/written, Caps held JPY ( ¥)		Mar. 31, 2009 Derivative assets and liabilities (net) Options held/written, Caps held JPY ( ¥)		Mar. 31, 2011 Derivative assets and liabilities (net) Credit derivatives held/written JPY ( ¥)		Mar. 31, 2011 Derivative assets and liabilities (net) Credit derivatives held/written USD ( $)		Mar. 31, 2010 Derivative assets and liabilities (net) Credit derivatives held/written JPY ( ¥)		Mar. 31, 2009 Derivative assets and liabilities (net) Credit derivatives held/written JPY ( ¥)		Mar. 31, 2011 Derivative assets and liabilities (net) Options Held (Written), Caps Held and Other USD ( $)		Mar. 31, 2011 Derivative assets and liabilities (net) Options Held (Written), Caps Held and Other JPY ( ¥)
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	$ 1		¥ 53		¥ 166		¥ 0		$ 4,832		¥ 401,804		¥ 447,859		¥ 437,939		¥ 6,841		$ 82		¥ 10,176		¥ 12,969		¥ 246,305		$ 2,962		¥ 300,765		¥ 341,720		¥ 148,658		$ 1,788		¥ 136,918		¥ 83,250		¥ 6,954		¥ 0		$ 6		¥ 493		¥ 668		¥ 0		¥ 438		¥ 0		¥ 493		$ 6		¥ 230		¥ 0		$ 0		¥ 0
Gains or losses (realized/ unrealized), included in earnings	(1)	[1]	(26)	[1]	0		(734)	[1]	(75)	[1]	(6,242)	[1]	(9,394)		(2,305)	[1]	(34)	[1]	0	[1]	(1,302)		(1,663)	[1]	(5,195)	[1]	(63)	[1]	(989)		(104)	[1]	(1,013)	[1]	(12)	[1]	(7,103)		(538)	[1]	(6,954)		954	[1]	(3)	[1]	(206)	[1]	(175)		668	[1]	(438)		438	[1]	(681)	[1]	(8)	[1]	263		230	[1]	5	[1]	475	[1]
Gains or losses (realized/ unrealized), included in other comprehensive income	0		(2)		(170)		(86)		(39)		(3,248)		(519)		(3,438)		(83)		(1)		492		251		351		4		(1,910)		(2,273)		(3,516)		(42)		899		(1,416)		0		0		0		0		0		0		0		0		0		0		0		0		0		0
Gains or losses (realized/ unrealized), total	(1)		(28)		(170)		(820)		(114)		(9,490)		(9,913)		(5,743)		(117)		(1)		(810)		(1,412)		(4,844)		(59)		(2,899)		(2,377)		(4,529)		(54)		(6,204)		(1,954)		(6,954)		954		(3)		(206)		(175)		668		(438)		438		(681)		(8)		263		230		5		475
Purchase, sales, and settlements (net)	0		(25)		57		154		(397)		(33,102)		(36,997)		(51,090)		(2,094)		(25)		(3,380)		(3,251)		(27,076)		(325)		(51,561)		(38,578)		(3,932)		(47)		17,944		(9,261)		0		6,000		0		0		0		0		0		0		0		0		0		0		0		0
Transfers in and/or out of Level 3 (net)	0	[2]	0	[2]	0	[2]	832	[2]	(524)	[2]	(43,536)	[2]	855	[2]	66,753	[2]	(2,057)	[2]	(25)	[2]	855	[2]	1,870	[2]	7,929	[2]	96	[2]	0	[2]	0	[2]	(49,408)	[2]	(595)	[2]	0	[2]	64,883	[2]	0	[2]	0	[2]	32	[2]	2,659	[2]	0	[2]	0	[2]	0	[2]	0	[2]	0	[2]	0	[2]	0	[2]	0	[2]	32	[2]	2,659	[2]
Ending Balance	0		0		53		166		3,797		315,676		401,804		447,859		2,573		31		6,841		10,176		222,314		2,674		246,305		300,765		90,789		1,092		148,658		136,918		0		6,954		35		2,946		493		668		0		438		(188)		(2)		493		230		37		3,134
Change in unrealized gains or losses included in earnings for assets and liabilities still held at the end of period	$ 0	[1]	¥ 0	[1]	¥ 0		¥ (734)	[1]	$ (70)	[1]	¥ (5,848)	[1]	¥ (8,691)		¥ (4,323)	[1]	¥ (72)	[1]	$ (1)	[1]	¥ (801)		¥ (1,565)	[1]	¥ (5,275)	[1]	$ (63)	[1]	¥ (515)		¥ (185)	[1]	¥ (501)	[1]	$ (6)	[1]	¥ (7,375)		¥ (2,573)	[1]	¥ 0		¥ 954	[1]	$ (3)	[1]	¥ (206)	[1]	¥ (175)		¥ 668	[1]	¥ (438)		¥ 438	[1]	¥ (681)	[1]	$ (8)	[1]	¥ 263		¥ 230	[1]	$ 5	[1]	¥ 475	[1]

[1]	Principally, gains and losses from trading securities are included in "brokerage commissions and net gains (losses) on investment securities"; available-for-sale securities are included in "write-downs of securities" or "life insurance premiums and related investment income"; investments in affiliates are included in "equity in net income (loss) of affiliates" and derivative assets and liabilities (net) are included in "other operating revenues /expenses", respectively.
[2]	The amount reported in "Transfers in and/or out of Level 3 (net)" is the fair value at the beginning of quarter during which the transfers occur.

Fair Value Measurements - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 Available-for-sale securities USD ( $)		Mar. 31, 2011 Available-for-sale securities JPY ( ¥)		Mar. 31, 2010 Available-for-sale securities JPY ( ¥)		Mar. 31, 2009 Available-for-sale securities JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan USD ( $)		Mar. 31, 2010 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)		Mar. 31, 2009 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)		Mar. 31, 2011 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities USD ( $)		Mar. 31, 2010 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)		Mar. 31, 2009 Available-for-sale securities CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)		Mar. 31, 2011 Specified bonds issued by SPEs in Japan Accounting Standards Update 2009-16 And 2009-17 JPY ( ¥)	Mar. 31, 2011 CMBS and RMBS in the U.S., and other asset-backed securities Accounting Standards Update 2009-16 And 2009-17 JPY ( ¥)
Fair Value, Measurement Inputs, Disclosure [Line Items]
Transfers in and/or out of Level 3 (net)	$ (524)	[1]	¥ (43,536)	[1]	¥ 855	[1]	¥ 66,753	[1]	¥ 7,929	[1]	$ 96	[1]	¥ 0	[1]	¥ 0	[1]	¥ (49,408)	[1]	$ (595)	[1]	¥ 0	[1]	¥ 64,883	[1]
Transfers into Level 3																									9,225
Transfers out of Level 3																									¥ 1,296	¥ 49,408

[1]	The amount reported in "Transfers in and/or out of Level 3 (net)" is the fair value at the beginning of quarter during which the transfers occur.

Recorded Amounts of Major Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Level 1 USD ( $)	Mar. 31, 2011 Level 1 JPY ( ¥)	Mar. 31, 2010 Level 1 JPY ( ¥)	Mar. 31, 2011 Level 1 Unlisted securities USD ( $)	Mar. 31, 2010 Level 1 Unlisted securities JPY ( ¥)	Mar. 31, 2011 Level 1 Real estate collateral-dependent loans (net of allowance for probable loan losses) USD ( $)	Mar. 31, 2010 Level 1 Real estate collateral-dependent loans (net of allowance for probable loan losses) JPY ( ¥)	Mar. 31, 2011 Level 1 Land and buildings undeveloped or under construction USD ( $)	Mar. 31, 2010 Level 1 Land and buildings undeveloped or under construction JPY ( ¥)	Mar. 31, 2011 Level 1 Certain investment in affiliates USD ( $)	Mar. 31, 2011 Level 1 Certain investment in affiliates JPY ( ¥)	Mar. 31, 2010 Level 1 Certain investment in affiliates JPY ( ¥)	Mar. 31, 2010 Level 1 Investment in operating leases JPY ( ¥)	Mar. 31, 2011 Level 1 Loans Held-for-Sale USD ( $)	Mar. 31, 2011 Level 1 Investment in operating leases and other operating assets USD ( $)	Mar. 31, 2011 Level 2 USD ( $)	Mar. 31, 2011 Level 2 JPY ( ¥)	Mar. 31, 2010 Level 2 JPY ( ¥)	Mar. 31, 2011 Level 2 Unlisted securities USD ( $)	Mar. 31, 2010 Level 2 Unlisted securities JPY ( ¥)	Mar. 31, 2011 Level 2 Real estate collateral-dependent loans (net of allowance for probable loan losses) USD ( $)	Mar. 31, 2010 Level 2 Real estate collateral-dependent loans (net of allowance for probable loan losses) JPY ( ¥)	Mar. 31, 2011 Level 2 Land and buildings undeveloped or under construction USD ( $)	Mar. 31, 2010 Level 2 Land and buildings undeveloped or under construction JPY ( ¥)	Mar. 31, 2011 Level 2 Certain investment in affiliates USD ( $)	Mar. 31, 2010 Level 2 Certain investment in affiliates JPY ( ¥)	Mar. 31, 2010 Level 2 Investment in operating leases JPY ( ¥)	Mar. 31, 2011 Level 2 Loans Held-for-Sale USD ( $)	Mar. 31, 2011 Level 2 Loans Held-for-Sale JPY ( ¥)	Mar. 31, 2011 Level 2 Investment in operating leases and other operating assets USD ( $)	Mar. 31, 2011 Level 3 USD ( $)	Mar. 31, 2011 Level 3 JPY ( ¥)	Mar. 31, 2010 Level 3 JPY ( ¥)	Mar. 31, 2011 Level 3 Unlisted securities USD ( $)	Mar. 31, 2011 Level 3 Unlisted securities JPY ( ¥)	Mar. 31, 2010 Level 3 Unlisted securities JPY ( ¥)	Mar. 31, 2011 Level 3 Real estate collateral-dependent loans (net of allowance for probable loan losses) USD ( $)	Mar. 31, 2011 Level 3 Real estate collateral-dependent loans (net of allowance for probable loan losses) JPY ( ¥)	Mar. 31, 2010 Level 3 Real estate collateral-dependent loans (net of allowance for probable loan losses) JPY ( ¥)	Mar. 31, 2011 Level 3 Land and buildings undeveloped or under construction USD ( $)	Mar. 31, 2011 Level 3 Land and buildings undeveloped or under construction JPY ( ¥)	Mar. 31, 2010 Level 3 Land and buildings undeveloped or under construction JPY ( ¥)	Mar. 31, 2011 Level 3 Certain investment in affiliates USD ( $)	Mar. 31, 2011 Level 3 Certain investment in affiliates JPY ( ¥)	Mar. 31, 2010 Level 3 Certain investment in affiliates JPY ( ¥)	Mar. 31, 2010 Level 3 Investment in operating leases JPY ( ¥)	Mar. 31, 2011 Level 3 Loans Held-for-Sale USD ( $)	Mar. 31, 2011 Level 3 Investment in operating leases and other operating assets USD ( $)	Mar. 31, 2011 Level 3 Investment in operating leases and other operating assets JPY ( ¥)	Mar. 31, 2011 Unlisted securities USD ( $)	Mar. 31, 2011 Unlisted securities JPY ( ¥)	Mar. 31, 2010 Unlisted securities JPY ( ¥)	Mar. 31, 2011 Real estate collateral-dependent loans (net of allowance for probable loan losses) USD ( $)	Mar. 31, 2011 Real estate collateral-dependent loans (net of allowance for probable loan losses) JPY ( ¥)	Mar. 31, 2010 Real estate collateral-dependent loans (net of allowance for probable loan losses) JPY ( ¥)	Mar. 31, 2011 Land and buildings undeveloped or under construction USD ( $)	Mar. 31, 2011 Land and buildings undeveloped or under construction JPY ( ¥)	Mar. 31, 2010 Land and buildings undeveloped or under construction JPY ( ¥)	Mar. 31, 2011 Certain investment in affiliates USD ( $)	Mar. 31, 2011 Certain investment in affiliates JPY ( ¥)	Mar. 31, 2010 Certain investment in affiliates JPY ( ¥)	Mar. 31, 2010 Investment in operating leases JPY ( ¥)	Mar. 31, 2011 Loans Held-for-Sale USD ( $)	Mar. 31, 2011 Loans Held-for-Sale JPY ( ¥)	Mar. 31, 2011 Investment in operating leases and other operating assets USD ( $)	Mar. 31, 2011 Investment in operating leases and other operating assets JPY ( ¥)
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Assets measured at fair value on a nonrecurring basis	$ 2,225	¥ 185,042	¥ 171,740	$ 3	¥ 236	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 3	¥ 236	¥ 0	¥ 0	$ 0	$ 0	$ 138	¥ 11,439	¥ 502	$ 0	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 0	¥ 502	¥ 0	$ 138	¥ 11,439	$ 0	$ 2,084	¥ 173,367	¥ 171,238	$ 45	¥ 3,776	¥ 10,138	$ 1,327	¥ 110,329	¥ 105,948	$ 368	¥ 30,595	¥ 33,978	$ 22	¥ 1,854	¥ 0	¥ 21,174	$ 0	$ 322	¥ 26,813	$ 45	¥ 3,776	¥ 10,138	$ 1,327	¥ 110,329	¥ 105,948	$ 368	¥ 30,595	¥ 33,978	$ 25	¥ 2,090	¥ 502	¥ 21,174	$ 138	¥ 11,439	$ 322	¥ 26,813

Acquisitions - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Business Acquisition [Line Items]
Acquisition, total cost of acquired entity				¥ 11,207
Acquisition, cost of acquired entity paid in cash	780	64,875	12,142
Goodwill acquired	352	29,247	1,786	5,357
Acquisition, amount of goodwill adjustment		1,740	3,466
Intangible assets acquired			0	0
Acquisition, adjustment of acquired intangible assets other than goodwill		¥ 140	¥ 201

Cash Payments (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Cash payments:
Interest	$ 1,022	¥ 84,979	¥ 84,259	¥ 111,435
Income taxes	$ 603	¥ 50,153	¥ 43,927	¥ 110,962

Cash Flow Information - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2010 DAIKYO JPY ( ¥)	Mar. 31, 2009 DAIKYO JPY ( ¥)
Schedule of Cash Flow, Supplemental [Line Items]
Non-cash investing activities, liabilities assumed	$ 1,719	¥ 142,906	¥ 27,688	¥ 38,120
Non-cash investing activities, common stocks issued in connection with acquisitions				1,673
Real estate under operating leases transferred from installment loans and investment in securities as a result of real estate collateral acquired from non-recourse loans	719	59,783	83,018	39,905
Non-cash investing activities, common stocks received in connection with a sale of subsidiary					26,617	9,439
Loans to affiliate	743	61,820	116,223		95,547
Investment in affiliates	3,747	311,556	293,488		25,828
Investment in affiliates, increased during the period			¥ 121,375		¥ 3,789

Investment in Direct Financing Leases (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Leases Disclosure [Line Items]
Minimum lease payments receivable	$ 11,156	¥ 927,607	¥ 840,453
Estimated residual value	481	39,982	46,460
Initial direct costs	81	6,736	7,848
Unearned lease income	(1,726)	(143,472)	(138,280)
Investment in Direct Financing Leases	$ 9,992	¥ 830,853	¥ 756,481

Minimum Lease Payments Receivable Due in Each of the Next Five Years and Thereafter (Detail) (Direct financing leases) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Leases Disclosure [Line Items]
2012	$ 3,475	¥ 288,962
2013	2,605	216,623
2014	1,796	149,300
2015	1,021	84,905
2016	636	52,865
Thereafter	1,623	134,952
Total	$ 11,156	¥ 927,607

Investment in Operating Leases (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Transportation equipment USD ( $)	Mar. 31, 2011 Transportation equipment JPY ( ¥)	Mar. 31, 2010 Transportation equipment JPY ( ¥)	Mar. 31, 2011 Measuring and information-related equipment USD ( $)	Mar. 31, 2011 Measuring and information-related equipment JPY ( ¥)	Mar. 31, 2010 Measuring and information-related equipment JPY ( ¥)	Mar. 31, 2011 Real Estate USD ( $)	Mar. 31, 2011 Real Estate JPY ( ¥)	Mar. 31, 2010 Real Estate JPY ( ¥)	Mar. 31, 2011 Other USD ( $)	Mar. 31, 2011 Other JPY ( ¥)	Mar. 31, 2010 Other JPY ( ¥)
Property Subject to or Available for Operating Lease [Line Items]
Property Subject to or Available for Operating Lease, Gross	$ 19,932	¥ 1,657,367	¥ 1,595,721	$ 7,516	¥ 624,958	¥ 580,009	$ 2,120	¥ 176,304	¥ 170,047	$ 10,066	¥ 836,953	¥ 826,398	$ 230	¥ 19,152	¥ 19,267
Accumulated depreciation	(4,843)	(402,697)	(399,747)
Net	15,089	1,254,670	1,195,974
Accrued rental receivables	188	15,625	17,249
Property Subject to or Available for Operating Lease, Net, Total	$ 15,277	¥ 1,270,295	¥ 1,213,223

Investment in Operating Leases - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Schedule of Operating Leases [Line Items]
Gains on sales of operating lease assets other than real estate	$ 120	¥ 9,968	¥ 7,552	¥ 11,426
Operating lease contracts, non-cancelable lease terms	up to 20 years	up to 20 years

Depreciation and Various Expenses (Insurance, Property Tax and Other) of Operating Leases (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Schedule of Operating Leases [Line Items]
Depreciation expenses	$ 1,632	¥ 135,712	¥ 138,165	¥ 140,431
Various expenses	637	52,959	53,008	52,506
Costs of operating leases	$ 2,269	¥ 188,671	¥ 191,173	¥ 192,937

Minimum Future Rentals on Non-Cancelable Operating Leases (Detail) (Operating Leases) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Schedule of Operating Leases [Line Items]
2012	$ 1,741	¥ 144,758
2013	1,143	95,032
2014	760	63,187
2015	484	40,238
2016	296	24,628
Thereafter	663	55,180
Total	$ 5,087	¥ 423,023

Composition of Installment Loans By Domicile and Type of Borrower (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Japan Consumer Housing loans USD ( $)	Mar. 31, 2011 Japan Consumer Housing loans JPY ( ¥)	Mar. 31, 2010 Japan Consumer Housing loans JPY ( ¥)	Mar. 31, 2011 Japan Consumer Other USD ( $)	Mar. 31, 2011 Japan Consumer Other JPY ( ¥)	Mar. 31, 2010 Japan Consumer Other JPY ( ¥)	Mar. 31, 2011 Japan Consumer Loan USD ( $)	Mar. 31, 2011 Japan Consumer Loan JPY ( ¥)	Mar. 31, 2010 Japan Consumer Loan JPY ( ¥)	Mar. 31, 2011 Japan Corporate Real Estate Companies Loans USD ( $)	Mar. 31, 2011 Japan Corporate Real Estate Companies Loans JPY ( ¥)	Mar. 31, 2010 Japan Corporate Real Estate Companies Loans JPY ( ¥)	Mar. 31, 2011 Japan Corporate Commercial, industrial and other companies USD ( $)	Mar. 31, 2011 Japan Corporate Commercial, industrial and other companies JPY ( ¥)	Mar. 31, 2010 Japan Corporate Commercial, industrial and other companies JPY ( ¥)	Mar. 31, 2011 Japan Corporate loans USD ( $)	Mar. 31, 2011 Japan Corporate loans JPY ( ¥)	Mar. 31, 2010 Japan Corporate loans JPY ( ¥)	Mar. 31, 2011 Overseas Overseas corporate, industrial and other borrowers USD ( $)	Mar. 31, 2011 Overseas Overseas corporate, industrial and other borrowers JPY ( ¥)	Mar. 31, 2010 Overseas Overseas corporate, industrial and other borrowers JPY ( ¥)	Mar. 31, 2011 Purchased loans USD ( $)		Mar. 31, 2011 Purchased loans JPY ( ¥)		Mar. 31, 2010 Purchased loans JPY ( ¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Installment Loans	$ 35,877	¥ 2,983,164	¥ 2,464,251	$ 9,909	¥ 823,974	¥ 731,184	$ 172	¥ 14,317	¥ 13,663	$ 10,081	¥ 838,291	¥ 744,847	$ 4,150	¥ 345,078	¥ 447,181	$ 9,832	¥ 817,493	¥ 904,729	$ 13,982	¥ 1,162,571	¥ 1,351,910	$ 10,475	¥ 870,967	¥ 244,521	$ 1,339	[1]	¥ 111,335	[1]	¥ 122,973	[1]

[1]	Purchased loans represent loans with evidence of deterioration of credit quality since origination and for which it is probable at acquisition that collection of all contractually required payments from the debtor is unlikely and consist mainly of housing loans, loans to real estate companies and commercial, industrial and other companies in Japan.

Contractual Maturities of Installment Loans Except Purchased Loans (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
2012	$ 9,664	¥ 803,554
2013	6,280	522,216
2014	5,114	425,198
2015	2,770	230,286
2016	2,142	178,146
Thereafter	8,568	712,429
Total	$ 34,538	¥ 2,871,829

Installment Loans - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Purchased loans USD ( $)		Mar. 31, 2011 Purchased loans JPY ( ¥)		Mar. 31, 2010 Purchased loans JPY ( ¥)
Accounts, Notes, Loans and Financing Receivable [Line Items]
Interest income on loans	$ 1,829	¥ 152,118	¥ 114,730	¥ 172,403
Loans held for sale in installment loans	165	13,718	0
Installment Loans	35,877	2,983,164	2,464,251		1,339	[1]	111,335	[1]	122,973	[1]
Fair value at the acquisition date of purchased loans acquired during the period					90		7,449		8,036
Purchased loans for which valuation allowances were provided					$ 441		¥ 36,685		¥ 24,021

[1]	Purchased loans represent loans with evidence of deterioration of credit quality since origination and for which it is probable at acquisition that collection of all contractually required payments from the debtor is unlikely and consist mainly of housing loans, loans to real estate companies and commercial, industrial and other companies in Japan.

Changes in the Allowance for Uncollectible Accounts Relating to the Purchased Loans (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Purchased loans USD ( $)		Mar. 31, 2011 Purchased loans JPY ( ¥)		Mar. 31, 2010 Purchased loans JPY ( ¥)		Mar. 31, 2009 Purchased loans JPY ( ¥)
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	$ 1,854	¥ 154,150	¥ 157,523	$ 149		¥ 12,421		¥ 9,520		¥ 8,579
Provision charged to income				63		5,261		3,481		1,615
Charge-offs				(2)		(230)		(609)		(462)
Other				0	[1]	3	[1]	29	[1]	(212)	[1]
Ending balance	$ 1,854	¥ 154,150	¥ 157,523	$ 210		¥ 17,455		¥ 12,421		¥ 9,520

[1]	Other includes foreign currency translation adjustments.

Changes in the Allowance for Doubtful Receivables on Direct Financing Leases and Probable Loan Losses (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Direct Financing Leases and Probable Loan Losses USD ( $)		Mar. 31, 2011 Direct Financing Leases and Probable Loan Losses JPY ( ¥)		Mar. 31, 2010 Direct Financing Leases and Probable Loan Losses JPY ( ¥)		Mar. 31, 2009 Direct Financing Leases and Probable Loan Losses JPY ( ¥)
Beginning balance	$ 1,854	¥ 154,150	¥ 157,523	$ 1,894		¥ 157,523		¥ 158,544		¥ 102,007
Effect of the application of the new accounting standards				387	[1]	32,181	[1]	0	[1]	0	[1]
Beginning balance after the application of the new accounting standards				2,281		189,704		158,544		102,007
Provision charged to income				374		31,122		71,529		76,985
Charge-offs				(743)		(61,829)		(60,412)		(21,027)
Recoveries				2		175		2,615		1,296
Other				(60)	[2]	(5,022)	[2]	(14,753)	[2]	(717)	[2]
Ending balance	$ 1,854	¥ 154,150	¥ 157,523	$ 1,854		¥ 154,150		¥ 157,523		¥ 158,544

[1]	This effect results from our application of the new accounting standards for consolidation of VIEs under ASU 2009-16 and ASU 2009-17, effective April 1, 2010.
[2]	Other includes foreign currency translation adjustments, amounts reclassified to discontinued operations and decrease in allowance related to sales of subsidiaries.

Balance of Allowance Broken Down into Investment in Direct Financing Leases and Installment Loans (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Direct financing leases JPY ( ¥)	Mar. 31, 2011 Direct financing leases USD ( $)	Mar. 31, 2010 Direct financing leases JPY ( ¥)	Mar. 31, 2011 Installment Loans JPY ( ¥)	Mar. 31, 2011 Installment Loans USD ( $)	Mar. 31, 2010 Installment Loans JPY ( ¥)
Financing Receivable, Allowance for Credit Losses [Line Items]
Balance of allowance	$ 1,854	¥ 154,150	¥ 157,523	¥ 21,201	$ 255	¥ 23,969	¥ 132,949	$ 1,599	¥ 133,554

Credit Quality of Financing Receivables and the Allowance for Credit losses - Additional Information (Detail) In Millions	12 Months Ended										12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Direct financing leases JPY ( ¥)	Mar. 31, 2011 Direct financing leases USD ( $)	Mar. 31, 2010 Direct financing leases JPY ( ¥)	Mar. 31, 2011 Smaller Balance Homogeneous Loans USD ( $)	Mar. 31, 2011 Smaller Balance Homogeneous Loans JPY ( ¥)	Mar. 31, 2010 Smaller Balance Homogeneous Loans JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance USD ( $)		Mar. 31, 2011 Impaired Financing Receivable with Related Allowance JPY ( ¥)		Mar. 31, 2010 Impaired Financing Receivable with Related Allowance JPY ( ¥)
Financing Receivable, Allowance for Credit Losses [Line Items]
Loans Individually Evaluated for Impairment	$ 3,753	¥ 312,031	¥ 348,143								$ 2,931	[1]	¥ 243,749	[1]	¥ 268,145
Related Allowance	1,170	97,323									1,170	[1]	97,323	[1]	100,255
Loans on non-accrual status	1,969	163,709			22,787	274	25,682	182	15,096	12,321
Average recorded investments in impaired loans	4,432	368,539	402,868	317,911
Recognition of interest income on impaired loans	51	4,225	7,875	15,482
Interest received in cash on impaired loans	$ 43	¥ 3,592	¥ 4,841	¥ 9,421

[1]	"With an allowance recorded" represents impaired loans with the allowance for credit losses as all or a part of the amounts due are not considered to be collectible.

Information about Allowance for Credit Losses (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Consumer Loan USD ( $)	Mar. 31, 2011 Consumer Loan JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans USD ( $)	Mar. 31, 2011 Corporate Other loans USD ( $)	Mar. 31, 2011 Corporate Other loans JPY ( ¥)	Mar. 31, 2011 Purchased loans JPY ( ¥)		Mar. 31, 2011 Purchased loans USD ( $)		Mar. 31, 2011 Direct financing leases USD ( $)	Mar. 31, 2011 Direct financing leases JPY ( ¥)
Financing Receivable, Allowance for Credit Losses [Line Items]
Allowance for Credit Losses, Ending Balance	$ 1,854	¥ 154,150	¥ 157,523	$ 206	¥ 17,096	¥ 27,426	$ 329	$ 854	¥ 70,972	¥ 17,455	[1]	$ 210	[1]	$ 255	¥ 21,201
Allowance for Credit Losses, Individually Evaluated for Impairment	1,170	97,323		36	3,016	23,123	278	663	55,170	16,014	[1]	193	[1]	0	0
Allowance for Credit Losses, Not Individually Evaluated for Impairment	684	56,827		170	14,080	4,303	51	191	15,802	1,441	[1]	17	[1]	255	21,201
Financing receivables, Ending Balance	45,704	3,800,299		10,108	840,419	952,573	11,456	12,809	1,065,119	111,335	[1]	1,339	[1]	9,992	830,853
Financing receivables, Individually Evaluated for Impairment	3,753	312,031	348,143	100	8,312	73,029	879	2,333	194,005	36,685	[1]	441	[1]	0	0
Financing receivables, Not Individually Evaluated for Impairment	$ 41,951	¥ 3,488,268		$ 10,008	¥ 832,107	¥ 879,544	$ 10,577	$ 10,476	¥ 871,114	¥ 74,650	[1]	$ 898	[1]	$ 9,992	¥ 830,853

[1]	Purchased loans represent loans with evidence of deterioration of credit quality since origination and for which it is probable at acquisition that collection of all contractually required payments from the debtors is unlikely in accordance with ASC 310-30 ("Receivables-Loans and Debt Securities Acquired with Deteriorated Credit Quality").

Information about Impaired Loans (Detail) In Millions	12 Months Ended			12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Purchased loans Impaired Financing Receivable with No Related Allowance USD ( $)	Mar. 31, 2011 Japan Impaired Financing Receivable with No Related Allowance Corporate Non-recourse loans USD ( $)	Mar. 31, 2011 Japan Impaired Financing Receivable with No Related Allowance Corporate Non-recourse loans JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Impaired Financing Receivable with No Related Allowance JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Impaired Financing Receivable with No Related Allowance USD ( $)	Mar. 31, 2011 Consumer Other Impaired Financing Receivable with No Related Allowance USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance JPY ( ¥)		Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance USD ( $)		Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance Corporate Non-recourse loans U.S. JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance Corporate Non-recourse loans U.S. USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance Other Real estate companies JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance Other Real estate companies USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance Other Entertainment companies JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance Other Entertainment companies USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance All other JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with No Related Allowance All other USD ( $)	Mar. 31, 2011 Corporate loans Impaired Financing Receivable with No Related Allowance JPY ( ¥)	Mar. 31, 2011 Corporate loans Impaired Financing Receivable with No Related Allowance USD ( $)	Mar. 31, 2011 Purchased loans Impaired Financing Receivable with Related Allowance USD ( $)	Mar. 31, 2011 Purchased loans Impaired Financing Receivable with Related Allowance JPY ( ¥)	Mar. 31, 2011 Japan Impaired Financing Receivable with Related Allowance Corporate Non-recourse loans USD ( $)	Mar. 31, 2011 Japan Impaired Financing Receivable with Related Allowance Corporate Non-recourse loans JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Impaired Financing Receivable with Related Allowance USD ( $)	Mar. 31, 2011 Consumer Housing loans Impaired Financing Receivable with Related Allowance JPY ( ¥)	Mar. 31, 2011 Consumer Other Impaired Financing Receivable with Related Allowance USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance USD ( $)		Mar. 31, 2011 Impaired Financing Receivable with Related Allowance JPY ( ¥)		Mar. 31, 2010 Impaired Financing Receivable with Related Allowance JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance Corporate Non-recourse loans U.S. JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance Corporate Non-recourse loans U.S. USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance Other Real estate companies JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance Other Real estate companies USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance Other Entertainment companies JPY ( ¥)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance Other Entertainment companies USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance All other USD ( $)	Mar. 31, 2011 Impaired Financing Receivable with Related Allowance All other JPY ( ¥)	Mar. 31, 2011 Corporate loans Impaired Financing Receivable with Related Allowance USD ( $)	Mar. 31, 2011 Corporate loans Impaired Financing Receivable with Related Allowance JPY ( ¥)	Mar. 31, 2011 Corporate loans USD ( $)	Mar. 31, 2011 Corporate loans JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans USD ( $)	Mar. 31, 2011 Purchased loans USD ( $)	Mar. 31, 2011 Purchased loans JPY ( ¥)	Mar. 31, 2011 Consumer Loan JPY ( ¥)	Mar. 31, 2011 Consumer Loan USD ( $)	Mar. 31, 2011 Corporate Other loans USD ( $)	Mar. 31, 2011 Corporate Other loans JPY ( ¥)
Financing Receivable, Impaired [Line Items]
Loans Individually Evaluated for Impairment	$ 3,753	¥ 312,031	¥ 348,143	$ 0	$ 114	¥ 9,465	¥ 2,259	$ 27	$ 0	¥ 68,282	[1]	$ 822	[1]	¥ 4,579	$ 55	¥ 14,532	$ 175	¥ 17,080	$ 205	¥ 20,367	$ 246	¥ 66,023	$ 795	$ 441	¥ 36,685	$ 144	¥ 11,953	$ 73	¥ 6,053	$ 0	$ 2,931	[2]	¥ 243,749	[2]	¥ 268,145	¥ 47,032	$ 566	¥ 79,075	$ 951	¥ 12,517	$ 151	$ 605	¥ 50,434	$ 2,417	¥ 201,011	$ 3,212	¥ 267,034	¥ 73,029	$ 879	$ 441	¥ 36,685	¥ 8,312	$ 100	$ 2,333	¥ 194,005
Unpaid Principal Balance	3,741	311,026		0	114	9,443	2,259	27	0	68,183	[1]	820	[1]	4,579	55	14,516	175	17,031	205	20,355	244	65,924	793	441	36,685	143	11,895	73	6,052	0	2,921	[2]	242,843	[2]		46,786	563	78,808	948	12,486	150	603	50,131	2,407	200,106	3,200	266,030	72,703	875	441	36,685	8,311	100	2,325	193,327
Related Allowance	$ 1,170	¥ 97,323		$ 0	$ 0	¥ 0	¥ 0	$ 0	$ 0	¥ 0	[1]	$ 0	[1]	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 0	¥ 0	$ 0	$ 193	¥ 16,014	$ 53	¥ 4,421	$ 36	¥ 3,016	$ 0	$ 1,170	[2]	¥ 97,323	[2]	¥ 100,255	¥ 18,702	$ 225	¥ 30,552	$ 367	¥ 4,114	$ 49	$ 247	¥ 20,504	$ 941	¥ 78,293	$ 941	¥ 78,293	¥ 23,123	$ 278	$ 193	¥ 16,014	¥ 3,016	$ 36	$ 663	¥ 55,170

[1]	"With no related allowance recorded" represents impaired loans with no allowance for credit losses as all amounts due are considered to be collectible.
[2]	"With an allowance recorded" represents impaired loans with the allowance for credit losses as all or a part of the amounts due are not considered to be collectible.

Information about Credit Quality Indicators (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2011 Purchased loans Performing USD ( $)	Mar. 31, 2011 Purchased loans Performing JPY ( ¥)	Mar. 31, 2011 Japan Direct financing leases Performing USD ( $)	Mar. 31, 2011 Japan Direct financing leases Performing JPY ( ¥)	Mar. 31, 2011 Japan Corporate Non-recourse loans Performing USD ( $)	Mar. 31, 2011 Japan Corporate Non-recourse loans Performing JPY ( ¥)	Mar. 31, 2011 Overseas Direct financing leases Performing USD ( $)	Mar. 31, 2011 Overseas Direct financing leases Performing JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Performing JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Performing USD ( $)	Mar. 31, 2011 Consumer Other Performing USD ( $)	Mar. 31, 2011 Consumer Other Performing JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans U.S. Performing USD ( $)	Mar. 31, 2011 Corporate Non-recourse loans U.S. Performing JPY ( ¥)	Mar. 31, 2011 Other Real estate companies Performing USD ( $)	Mar. 31, 2011 Other Real estate companies Performing JPY ( ¥)	Mar. 31, 2011 Other Entertainment companies Performing USD ( $)	Mar. 31, 2011 Other Entertainment companies Performing JPY ( ¥)	Mar. 31, 2011 All other Performing JPY ( ¥)	Mar. 31, 2011 All other Performing USD ( $)	Mar. 31, 2011 Corporate loans Performing JPY ( ¥)	Mar. 31, 2011 Corporate loans Performing USD ( $)	Mar. 31, 2011 Performing USD ( $)	Mar. 31, 2011 Performing JPY ( ¥)	Mar. 31, 2011 Purchased loans Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Purchased loans Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Japan Direct financing leases Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Japan Corporate Non-recourse loans Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Japan Corporate Non-recourse loans Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Overseas Direct financing leases Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Consumer Housing loans Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Consumer Housing loans Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Consumer Other Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans U.S. Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans U.S. Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Other Real estate companies Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Other Real estate companies Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Other Entertainment companies Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Other Entertainment companies Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 All other Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 All other Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Corporate loans Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Corporate loans Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Non-performing Loans individually evaluated for impairment USD ( $)	Mar. 31, 2011 Non-performing Loans individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Purchased loans Non-performing 90+ days past-due Loans not individually evaluated for impairment USD ( $)	Mar. 31, 2011 Japan Direct financing leases Non-performing 90+ days past-due Loans not individually evaluated for impairment USD ( $)	Mar. 31, 2011 Japan Direct financing leases Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Japan Corporate Non-recourse loans Non-performing 90+ days past-due Loans not individually evaluated for impairment USD ( $)	Mar. 31, 2011 Overseas Direct financing leases Non-performing 90+ days past-due Loans not individually evaluated for impairment USD ( $)	Mar. 31, 2011 Overseas Direct financing leases Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Non-performing 90+ days past-due Loans not individually evaluated for impairment USD ( $)	Mar. 31, 2011 Consumer Other Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Consumer Other Non-performing 90+ days past-due Loans not individually evaluated for impairment USD ( $)	Mar. 31, 2011 Corporate Non-recourse loans U.S. Non-performing 90+ days past-due Loans not individually evaluated for impairment USD ( $)	Mar. 31, 2011 Other Real estate companies Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Other Entertainment companies Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 All other Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Corporate loans Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Non-performing 90+ days past-due Loans not individually evaluated for impairment USD ( $)	Mar. 31, 2011 Non-performing 90+ days past-due Loans not individually evaluated for impairment JPY ( ¥)	Mar. 31, 2011 Purchased loans Nonperforming USD ( $)	Mar. 31, 2011 Purchased loans Nonperforming JPY ( ¥)	Mar. 31, 2011 Japan Direct financing leases Nonperforming USD ( $)	Mar. 31, 2011 Japan Direct financing leases Nonperforming JPY ( ¥)	Mar. 31, 2011 Japan Corporate Non-recourse loans Nonperforming USD ( $)	Mar. 31, 2011 Japan Corporate Non-recourse loans Nonperforming JPY ( ¥)	Mar. 31, 2011 Overseas Direct financing leases Nonperforming USD ( $)	Mar. 31, 2011 Overseas Direct financing leases Nonperforming JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Nonperforming JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans Nonperforming USD ( $)	Mar. 31, 2011 Consumer Other Nonperforming USD ( $)	Mar. 31, 2011 Consumer Other Nonperforming JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans U.S. Nonperforming JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans U.S. Nonperforming USD ( $)	Mar. 31, 2011 Other Real estate companies Nonperforming JPY ( ¥)	Mar. 31, 2011 Other Real estate companies Nonperforming USD ( $)	Mar. 31, 2011 Other Entertainment companies Nonperforming JPY ( ¥)	Mar. 31, 2011 Other Entertainment companies Nonperforming USD ( $)	Mar. 31, 2011 All other Nonperforming JPY ( ¥)	Mar. 31, 2011 All other Nonperforming USD ( $)	Mar. 31, 2011 Corporate loans Nonperforming JPY ( ¥)	Mar. 31, 2011 Corporate loans Nonperforming USD ( $)	Mar. 31, 2011 Nonperforming USD ( $)	Mar. 31, 2011 Nonperforming JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans USD ( $)	Mar. 31, 2011 Consumer Housing loans JPY ( ¥)	Mar. 31, 2011 Consumer Other USD ( $)	Mar. 31, 2011 Consumer Other JPY ( ¥)	Mar. 31, 2011 Corporate loans JPY ( ¥)	Mar. 31, 2011 Corporate loans USD ( $)	Mar. 31, 2011 Japan Corporate Non-recourse loans USD ( $)	Mar. 31, 2011 Japan Corporate Non-recourse loans JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans U.S. USD ( $)	Mar. 31, 2011 Corporate Non-recourse loans U.S. JPY ( ¥)	Mar. 31, 2011 Other Real estate companies JPY ( ¥)	Mar. 31, 2011 Other Real estate companies USD ( $)	Mar. 31, 2011 Other Entertainment companies USD ( $)	Mar. 31, 2011 Other Entertainment companies JPY ( ¥)	Mar. 31, 2011 All other USD ( $)	Mar. 31, 2011 All other JPY ( ¥)	Mar. 31, 2011 Purchased loans USD ( $)	Mar. 31, 2011 Purchased loans JPY ( ¥)	Mar. 31, 2011 Japan Direct financing leases USD ( $)	Mar. 31, 2011 Japan Direct financing leases JPY ( ¥)	Mar. 31, 2011 Overseas Direct financing leases USD ( $)	Mar. 31, 2011 Overseas Direct financing leases JPY ( ¥)
Financing Receivable, Recorded Investment [Line Items]
Financing receivable	$ 45,704	¥ 3,800,299	$ 898	¥ 74,650	$ 7,516	¥ 624,919	$ 3,394	¥ 282,222	$ 2,202	¥ 183,147	¥ 807,194	$ 9,708	$ 179	¥ 14,876	$ 7,183	¥ 597,322	$ 3,519	¥ 292,607	$ 1,394	¥ 115,876	¥ 462,631	$ 5,563	¥ 1,750,658	$ 21,053	$ 41,556	¥ 3,455,444	$ 441	¥ 36,685	$ 0	$ 258	¥ 21,418	$ 0	$ 100	¥ 8,312	¥ 0	¥ 51,611	$ 621	¥ 93,607	$ 1,126	$ 356	¥ 29,597	¥ 70,801	$ 851	$ 3,212	¥ 267,034	$ 3,753	¥ 312,031	$ 0	$ 215	¥ 17,908	$ 0	$ 59	¥ 4,879	¥ 9,972	$ 120	¥ 65	$ 1	$ 0	¥ 0	¥ 0	¥ 0	¥ 0	$ 395	¥ 32,824	$ 441	¥ 36,685	$ 215	¥ 17,908	$ 258	¥ 21,418	$ 59	¥ 4,879	¥ 18,284	$ 220	$ 1	¥ 65	¥ 51,611	$ 621	¥ 93,607	$ 1,126	¥ 29,597	$ 356	¥ 70,801	$ 851	¥ 267,034	$ 3,212	$ 4,148	¥ 344,855	$ 9,928	¥ 825,478	$ 180	¥ 14,941	¥ 2,017,692	$ 24,265	$ 3,652	¥ 303,640	$ 7,804	¥ 648,933	¥ 386,214	$ 4,645	$ 1,750	¥ 145,473	$ 6,414	¥ 533,432	$ 1,339	¥ 111,335	$ 7,731	¥ 642,827	$ 2,261	¥ 188,026

Information about Nonaccrual and Past Due Financing Receivables (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2011 Consumer Housing loans USD ( $)	Mar. 31, 2011 Consumer Housing loans JPY ( ¥)	Mar. 31, 2011 Consumer Other USD ( $)	Mar. 31, 2011 Consumer Other JPY ( ¥)	Mar. 31, 2011 Corporate loans JPY ( ¥)	Mar. 31, 2011 Corporate loans USD ( $)	Mar. 31, 2011 Japan Corporate Non-recourse loans USD ( $)	Mar. 31, 2011 Japan Corporate Non-recourse loans JPY ( ¥)	Mar. 31, 2011 Corporate Non-recourse loans U.S. USD ( $)	Mar. 31, 2011 Corporate Non-recourse loans U.S. JPY ( ¥)	Mar. 31, 2011 Other Real estate companies JPY ( ¥)	Mar. 31, 2011 Other Real estate companies USD ( $)	Mar. 31, 2011 Other Entertainment companies USD ( $)	Mar. 31, 2011 Other Entertainment companies JPY ( ¥)	Mar. 31, 2011 All other USD ( $)	Mar. 31, 2011 All other JPY ( ¥)	Mar. 31, 2011 Japan Direct financing leases USD ( $)	Mar. 31, 2011 Japan Direct financing leases JPY ( ¥)	Mar. 31, 2011 Overseas Direct financing leases USD ( $)	Mar. 31, 2011 Overseas Direct financing leases JPY ( ¥)
Financing Receivable, Recorded Investment, Past Due [Line Items]
30-89 Days Past-Due Financing Receivables	$ 1,564	¥ 130,053	$ 50	¥ 4,119	$ 0	¥ 0	¥ 120,127	$ 1,444	$ 69	¥ 5,697	$ 1,168	¥ 97,114	¥ 4,556	$ 55	$ 37	¥ 3,093	$ 115	¥ 9,667	$ 40	¥ 3,307	$ 30	¥ 2,500
90 Days or More Past-Due Financing Receivables	1,969	163,709	181	15,031	1	65	125,826	1,513	119	9,925	237	19,747	54,566	656	66	5,487	435	36,101	215	17,908	59	4,879
Total Past Due Financing Receivables	3,533	293,762	231	19,150	1	65	245,953	2,957	188	15,622	1,405	116,861	59,122	711	103	8,580	550	45,768	255	21,215	89	7,379
Total Financing Receivables	44,365	3,688,964	9,928	825,478	180	14,941	2,017,692	24,265	3,652	303,640	7,804	648,933	386,214	4,645	1,750	145,473	6,414	533,432	7,731	642,827	2,261	188,026
Non-Accrual	$ 1,969	¥ 163,709	$ 181	¥ 15,031	$ 1	¥ 65	¥ 125,826	$ 1,513	$ 119	¥ 9,925	$ 237	¥ 19,747	¥ 54,566	$ 656	$ 66	¥ 5,487	$ 435	¥ 36,101	$ 215	¥ 17,908	$ 59	¥ 4,879

Investment in Securities (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Schedule of Investments [Line Items]
Trading securities	$ 866	¥ 71,991	¥ 49,596
Available-for-sale securities	10,624	883,410	845,234
Held-to-maturity securities	526	43,695	43,732
Other securities	2,120	176,285	165,596
Total	$ 14,136	¥ 1,175,381	¥ 1,104,158

Investment in Securities - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended					12 Months Ended
	Mar. 31, 2011 USD ( $) Year Investment	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2010 Investment	Mar. 31, 2011 CMBS and RMBS in the U.S., and other asset-backed securities USD ( $)	Mar. 31, 2011 CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)	Mar. 31, 2010 CMBS and RMBS in the U.S., and other asset-backed securities JPY ( ¥)
Schedule of Investments [Line Items]
Net unrealized holding gains (losses) on trading securities	$ 25	¥ 2,065	¥ 7,211	¥ (13,065)
Proceeds from sales of available-for-sale securities	4,095	340,634	181,033	242,702
Available-for-sale securities gross realized gains	67	5,579	7,547	8,266
Available-for-sale securities gross realized Losses	8	712	640	4,932
Write-downs of securities	262	21,749	23,634	18,574
Interest income on investment securities	213	17,690	20,436	23,758
Aggregate carrying amount of other securities accounted for under the cost method	810	67,366	72,347
Aggregate carrying amount of other securities not evaluated for impairment	765	63,590	62,208
Carrying amount of debt securities acquired with evidence of deterioration of credit quality	92	7,612	11,880
Nominal value of debt securities acquired with evidence of deterioration of credit quality	218	18,090	40,605
Outstanding balance of accretable yield of debt securities acquired with evidence of deterioration of credit quality	75	6,202	10,420
Non-credit components of other-than-temporary impairments						$ 5	¥ 392	¥ 1,638
Approximate number of investment securities in an unrealized loss position	449	449			411

Amortized Cost Basis Amounts, Gross Unrealized Holding Gains, Gross Unrealized Holding Losses and Fair Values of Available-for-Sale Securities and Held-to-Maturity Securities in Each Major Security Type (Detail)
In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 CMBS and RMBS in the U.S., and other asset-backed securities Available-for-sale securities USD ( $)	Mar. 31, 2011 CMBS and RMBS in the U.S., and other asset-backed securities Available-for-sale securities JPY ( ¥)	Mar. 31, 2010 CMBS and RMBS in the U.S., and other asset-backed securities Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities USD ( $)	Mar. 31, 2011 Available-for-sale securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Japanese and foreign government bond securities USD ( $)	Mar. 31, 2011 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Japanese prefectural and foreign municipal bond securities USD ( $)	Mar. 31, 2011 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Corporate debt securities USD ( $)	Mar. 31, 2011 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan USD ( $)	Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Equity securities USD ( $)	Mar. 31, 2011 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2011 Held-to-maturity Securities Japanese Government Bond Securities JPY ( ¥)	Mar. 31, 2011 Held-to-maturity Securities Japanese Government Bond Securities USD ( $)	Mar. 31, 2010 Held-to-maturity Securities Japanese Government Bond Securities JPY ( ¥)
Schedule of Investments [Line Items]
Amortized cost	$ 10,914	¥ 907,480	¥ 876,921	$ 1,123	¥ 93,416	¥ 146,820	$ 10,388	¥ 863,785	¥ 833,189	$ 2,030	¥ 168,818	¥ 146,007	$ 420	¥ 34,907	¥ 19,238	$ 3,522	¥ 292,836	¥ 199,937	$ 2,711	¥ 225,393	¥ 249,696	$ 582	¥ 48,415	¥ 71,491	¥ 43,695	$ 526	¥ 43,732
Gross unrealized gains	380	31,642	29,399	47	3,819	10,759	375	31,230	29,399	8	696	624	1	153	69	15	1,287	910	1	46	303	303	25,229	16,734	412	5	0
Gross unrealized losses	(139)	(11,605)	(18,069)	(47)	(3,855)	(8,221)	(139)	(11,605)	(17,354)	(1)	(169)	(178)	(1)	(92)	(60)	(25)	(2,091)	(1,556)	(38)	(3,125)	(3,694)	(27)	(2,273)	(3,645)	0	0	(715)
Fair value	$ 11,155	¥ 927,517	¥ 888,251	$ 1,123	¥ 93,380	¥ 149,358	$ 10,624	¥ 883,410	¥ 845,234	$ 2,037	¥ 169,345	¥ 146,453	$ 420	¥ 34,968	¥ 19,247	$ 3,512	¥ 292,032	¥ 199,291	$ 2,674	¥ 222,314	¥ 246,305	$ 858	¥ 71,371	¥ 84,580	¥ 44,107	$ 531	¥ 43,017

Information about Available-for-Sale Securities and Held-to-Maturity Securities with Gross Unrealized Losses and the Length of Time that Individual Securities Have Been in a Continuous Unrealized Loss Position (Detail)
In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 CMBS and RMBS in the U.S., and other asset-backed securities Available-for-sale securities USD ( $)	Mar. 31, 2011 CMBS and RMBS in the U.S., and other asset-backed securities Available-for-sale securities JPY ( ¥)	Mar. 31, 2010 CMBS and RMBS in the U.S., and other asset-backed securities Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities USD ( $)	Mar. 31, 2011 Available-for-sale securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Japanese and foreign government bond securities USD ( $)	Mar. 31, 2011 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Japanese and foreign government bond securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Japanese prefectural and foreign municipal bond securities USD ( $)	Mar. 31, 2011 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Japanese prefectural and foreign municipal bond securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Corporate debt securities USD ( $)	Mar. 31, 2011 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Corporate debt securities JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan USD ( $)	Mar. 31, 2011 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Specified bonds issued by SPEs in Japan JPY ( ¥)	Mar. 31, 2011 Available-for-sale securities Equity securities USD ( $)	Mar. 31, 2011 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2010 Available-for-sale securities Equity securities JPY ( ¥)	Mar. 31, 2011 Held-to-maturity Securities Japanese Government Bond Securities JPY ( ¥)	Mar. 31, 2010 Held-to-maturity Securities Japanese Government Bond Securities JPY ( ¥)
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value			¥ 290,876	$ 80	¥ 6,660	¥ 17,578	$ 4,054	¥ 337,103	¥ 247,859	$ 763	¥ 63,438	¥ 81,432	$ 270	¥ 22,444	¥ 12,480	$ 2,215	¥ 184,185	¥ 88,305	$ 591	¥ 49,180	¥ 30,189	$ 135	¥ 11,196	¥ 17,875		¥ 43,017
Less than 12 months Gross unrealized losses			(7,279)	(11)	(853)	(2,141)	(80)	(6,680)	(6,564)	(1)	(169)	(99)	(1)	(92)	(60)	(25)	(2,071)	(484)	(25)	(2,025)	(1,041)	(17)	(1,470)	(2,739)		(715)
12 months or more Fair value			183,784	328	27,276	65,070	1,005	83,545	183,784	0	0	4,768	0	0	0	24	1,980	26,100	594	49,398	83,024	59	4,891	4,822		0
12 months or more Gross unrealized losses			(10,790)	(36)	(3,002)	(6,080)	(59)	(4,925)	(10,790)	0	0	(79)	0	0	0	0	(20)	(1,072)	(13)	(1,100)	(2,653)	(10)	(803)	(906)		0
Total Fair value			474,660	408	33,936	82,648	5,059	420,648	431,643	763	63,438	86,200	270	22,444	12,480	2,239	186,165	114,405	1,185	98,578	113,213	194	16,087	22,697		43,017
Total Gross unrealized losses	$ (139)	¥ (11,605)	¥ (18,069)	$ (47)	¥ (3,855)	¥ (8,221)	$ (139)	¥ (11,605)	¥ (17,354)	$ (1)	¥ (169)	¥ (178)	$ (1)	¥ (92)	¥ (60)	$ (25)	¥ (2,091)	¥ (1,556)	$ (38)	¥ (3,125)	¥ (3,694)	$ (27)	¥ (2,273)	¥ (3,645)	¥ 0	¥ (715)

Total Other-Than-Temporary Impairment with an Offset for the Amount of the Total Other-Than-Temporary Impairment Recognized in Other Comprehensive Income (Loss) (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Total other-than-temporary impairment losses	$ 267	¥ 22,212	¥ 26,057	¥ 20,060
Portion of loss recognized in other comprehensive income (before taxes)	(5)	(463)	(2,423)	(1,486)
Net impairment losses recognized in earnings	$ 262	¥ 21,749	¥ 23,634	¥ 18,574

Roll-Forwards of the Amount Related to Credit Losses on Other-Than-Temporarily Impaired Debt Securities Recognized in Earnings (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Line Items]
Beginning	$ 60		¥ 5,016		¥ 906
Reduction to the beginning balance	(21)	[1]	(1,810)	[1]	0	[1]
Beginning after reduction	39		3,206		0
Credit loss for which an other-than-temporary impairment was not previously recognized	88		7,292		3,744
Credit loss for which an other-than-temporary impairment was previously recognized	9		736		366
For securities sold or redeemed	(4)		(307)		0
Due to change in intent to sell or requirement to sell	(23)		(1,905)		0
Ending	$ 109		¥ 9,022		¥ 5,016

[1]	Cumulative effects of adopting Accounting Standards Update 2009-16 (ASC860 ("Transfers and Servicing") (FASB Statement No. 166 ("Accounting for Transfers of Financial Assets-an amendment of FASB Statement No.140"))), and Accounting Standards Update 2009-17 (ASC810 ("Consolidation") (FASB Statement No. 167 ("Amendment of FASB Interpretation No.46(R)," ASC810-10 ("Consolidation-Variable Interest Entities")))) have been deducted from the beginning balance.

Information about Fund Investments Company and its Subsidiaries Hold under ASC 820 (Detail) In Millions	12 Months Ended			12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Hedge Fund USD ( $)		Mar. 31, 2011 Hedge Fund JPY ( ¥)		Mar. 31, 2010 Hedge Fund JPY ( ¥)
Fair Value, Investments, Entities that Calculate Net Asset Value Per Share [Line Items]
Fund investments	$ 121	¥ 10,023	¥ 14,692	$ 121	[1]	¥ 10,023	[1]	¥ 14,692	[1]
Redemption Frequency (If Currently Eligible)	-			Monthly - Quarterly	[1]	Monthly - Quarterly	[1]
Redemption Notice Period	-			10 days - 45 days	[1]	10 days - 45 days	[1]

[1]	This category includes several hedge funds that seek profits using investment strategies such as managed futures, global macro and relative value. The fair value of the investments in this category is calculated based on the net asset value of the investees.

Summary of the Contractual Maturities of Debt Securities Classified as Available-for-Sale Securities and Held-to-Maturity Securities (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Available-for-sale securities, amortized cost
Due within one year	$ 2,230	¥ 185,404
Due after one to five years	5,078	422,260
Due after five to ten years	1,816	150,967
Due after ten years	682	56,739
Available-for-sale Securities, Debt Maturities, Amortized Cost, Total	9,806	815,370
Available-for-sale securities, fair value
Due within one year	2,230	185,404
Due after one to five years	5,044	419,450
Due after five to ten years	1,809	150,362
Due after ten years	683	56,823
Available-for-sale Securities, Debt Maturities, Fair Value, Total	9,766	812,039
Held-to-maturity securities, amortized cost
Due after ten years	526	43,695
Held-to-maturity Securities, Debt Maturities, Net Carrying Amount, Total	526	43,695
Held-to-maturity securities, fair value
Due after ten years	531	44,107
Held-to-maturity Securities, Debt Maturities, Fair Value, Total	$ 531	¥ 44,107

Securitization Transaction Accounted for as Sales (Detail) (JPY ¥) In Millions	12 Months Ended
	Mar. 31, 2010	Mar. 31, 2009
Direct financing leases
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale [Line Items]
Balance sold	¥ 27,974	¥ 37,889
Gains (losses) on sales	331	(365)
Interests that continue to be held	23,207	17,903
Installment Loans
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale [Line Items]
Balance sold	0	5,258
Gains (losses) on sales	0	132
Interests that continue to be held	¥ 0	¥ 148

Securitization Transactions - Additional Information (Detail) In Millions	12 Months Ended								12 Months Ended					12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2010 Installment Loans Interests Continued To Be Held JPY ( ¥)	Mar. 31, 2009 Installment Loans Interests Continued To Be Held JPY ( ¥)	Mar. 31, 2011 Investment in securities JPY ( ¥)	Mar. 31, 2010 Investment in securities JPY ( ¥)	Mar. 31, 2010 Investment in securities Interests Continued To Be Held JPY ( ¥)	Mar. 31, 2009 Investment in securities Interests Continued To Be Held JPY ( ¥)	Mar. 31, 2011 Direct Financing Leases And Installment Loans JPY ( ¥)	Mar. 31, 2011 Direct Financing Leases And Installment Loans USD ( $)	Mar. 31, 2010 Direct Financing Leases And Installment Loans JPY ( ¥)	Mar. 31, 2010 Interests Continued To Be Held JPY ( ¥)	Mar. 31, 2009 Interests Continued To Be Held JPY ( ¥)
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale [Line Items]
Revenues from interests that continue to be held, included in revenues from direct financing leases	$ 617	¥ 51,320	¥ 50,004	¥ 63,275										¥ 4,744	¥ 5,772
Revenues from interests that continue to be held, included in interest on loans and investment securities	2,042	169,808	135,166	196,161	1,630	1,476			2,378	3,469
Total assets sold on securitization							0	31,123			12,651	152	257,654
Total assets sold on securitization of which the Company and certain subsidiaries' only continuing involvement											¥ 9,158	$ 110	¥ 19,366

Economic Assumptions Used in Measuring Interests that Continue to be Held Related to Securitization Transactions (Detail)	12 Months Ended
	Mar. 31, 2010	Mar. 31, 2009
Direct financing leases | Minimum
Fair Value Assumption, Date of Securitization or Asset-backed Financing Arrangement, Transferor's Continuing Involvement, Servicing Assets or Liabilities [Line Items]
Expected credit loss	1.51%	1.27%
Discount rate	2.33%	1.92%
Annual prepayment rate	6.24%	3.70%
Direct financing leases | Maximum
Fair Value Assumption, Date of Securitization or Asset-backed Financing Arrangement, Transferor's Continuing Involvement, Servicing Assets or Liabilities [Line Items]
Expected credit loss	1.55%	1.52%
Discount rate	4.28%	11.43%
Annual prepayment rate	6.59%	6.52%
Installment Commercial Mortgage Loans
Fair Value Assumption, Date of Securitization or Asset-backed Financing Arrangement, Transferor's Continuing Involvement, Servicing Assets or Liabilities [Line Items]
Expected credit loss		0.86%
Discount rate		2.60%
Annual prepayment rate		1.15%

Key Economic Assumptions Used in Measuring Fair Value Interests Recorded in the Consolidated Balance Sheet (Detail)	12 Months Ended
Mar. 31, 2010
Direct financing leases | Minimum
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Expected credit loss	0.29%
Discount rate	1.17%
Annual prepayment rate	1.52%
Direct financing leases | Maximum
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Expected credit loss	1.62%
Discount rate	21.25%
Annual prepayment rate	6.66%
Installment Commercial Mortgage Loans | Minimum
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Expected credit loss	0.72%
Discount rate	0.22%
Annual prepayment rate	2.86%
Installment Commercial Mortgage Loans | Maximum
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Expected credit loss	14.00%
Discount rate	9.88%
Annual prepayment rate	42.93%
Minimum | Installment Mortgage Loans for individuals
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Expected credit loss	0.74%
Discount rate	1.39%
Annual prepayment rate	1.56%
Maximum | Installment Mortgage Loans for individuals
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Expected credit loss	1.18%
Discount rate	6.33%
Annual prepayment rate	5.64%
Minimum | Investment in securities
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Expected credit loss	1.22%
Discount rate	0.22%
Annual prepayment rate	7.56%
Maximum | Investment in securities
Assumption for Fair Value as of Balance Sheet Date of Assets or Liabilities that relate to Transferor's Continuing Involvement [Line Items]
Expected credit loss	14.00%
Discount rate	18.49%
Annual prepayment rate	42.93%

Impacts of 10% and 20% Adverse Changes to Assumptions on Fair Value (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
Mar. 31, 2010 Year
Direct financing leases
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests that continue to be held	¥ 76,136
Book value of the interests that continue to be held	67,028
Minimum weighted average life (in years)	2
Maximum weighted average life (in years)	3.4
Expected credit loss +10%	376
Expected credit loss +20%	756
Discount rate +10%	605
Discount rate +20%	1,198
Prepayment rate +10%	57
Prepayment rate +20%	117
Installment Commercial Mortgage Loans
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests that continue to be held	2,830
Book value of the interests that continue to be held	2,859
Weighted average life (in years)	0.7
Expected credit loss +10%	35
Expected credit loss +20%	70
Discount rate +10%	6
Discount rate +20%	12
Prepayment rate +10%	16
Prepayment rate +20%	32
Installment Mortgage Loans for individuals
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests that continue to be held	25,930
Book value of the interests that continue to be held	22,568
Minimum weighted average life (in years)	13.9
Maximum weighted average life (in years)	24.5
Expected credit loss +10%	47
Expected credit loss +20%	94
Discount rate +10%	402
Discount rate +20%	793
Prepayment rate +10%	173
Prepayment rate +20%	341
Investment in securities
Sensitivity Analysis of Fair Value of Interests Continued to be Held by Transferor, Servicing Assets or Liabilities, Impact of Adverse Change in Assumption [Line Items]
Fair value of interests that continue to be held	23,258
Book value of the interests that continue to be held	23,601
Minimum weighted average life (in years)	0.6
Maximum weighted average life (in years)	4.2
Expected credit loss +10%	50
Expected credit loss +20%	143
Discount rate +10%	311
Discount rate +20%	608
Prepayment rate +10%	2
Prepayment rate +20%	¥ 4

Cash Flows Received from or Paid to SPEs for All Securitization Activities (Detail) (JPY ¥) In Millions	12 Months Ended
	Mar. 31, 2010	Mar. 31, 2009
Securitization or Asset-backed Financing Arrangement, Financial Asset for which Transfer is Accounted as Sale [Line Items]
Proceeds from new securitizations	¥ 28,305	¥ 42,922
Servicing fees received	385	419
Cash flows received on interests that continue to be held	29,336	23,740
Repurchases of ineligible assets	¥ (18,487)	¥ (20,219)

Quantitative Information About Delinquencies, Net Credit Losses, and Components of Financial Assets Sold on Securitization and Other Assets Managed Together (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Direct financing leases USD ( $)	Mar. 31, 2011 Direct financing leases JPY ( ¥)	Mar. 31, 2010 Direct financing leases JPY ( ¥)	Mar. 31, 2011 Installment Loans JPY ( ¥)	Mar. 31, 2011 Installment Loans USD ( $)	Mar. 31, 2010 Installment Loans JPY ( ¥)
Assets that Continue to be Recognized, Securitized or Asset-backed Financing Arrangement Assets and any Other Financial Assets Managed Together [Line Items]
Principal amount of Assets managed or sold on securitization receivables	$ 45,911	¥ 3,817,510	¥ 3,459,020	$ 10,034	¥ 834,346	¥ 883,452	¥ 2,983,164	$ 35,877	¥ 2,575,568
Less: assets sold on securitization	(42)	(3,493)	(238,288)
Assets held in portfolio	45,869	3,814,017	3,220,732
Principal amount of assets managed or sold on securitization receivables more than 90 days past-due and impaired loans	4,147	344,855	386,146	274	22,787	25,682	322,068	3,873	360,464
Assets managed or sold on securitization net credit losses	$ 741	¥ 61,654	¥ 57,797	$ 90	¥ 7,505	¥ 8,744	¥ 54,149	$ 651	¥ 49,053

Variable Interest Entities - Additional Information (Detail)	12 Months Ended
	Mar. 31, 2010 Accounting Standards Update 2009-16 And 2009-17 JPY ( ¥)	Mar. 31, 2011 Variable Interest Entity, Not Primary Beneficiary USD ( $)	Mar. 31, 2011 Variable Interest Entity, Not Primary Beneficiary JPY ( ¥)	Mar. 31, 2010 Variable Interest Entity, Not Primary Beneficiary JPY ( ¥)
Variable Interest Entity [Line Items]
Increase in total assets due to adoption of accounting standards update	¥ 1,147,000,000,000
Increase in total liabilities due to adoption of accounting standards update	1,169,000,000,000
Additional fund contributed to certain non-consolidated VIEs to support their repayment		$ 176,000,000	¥ 14,613,000,000	¥ 5,148,000,000

Information about Consolidated VIEs (Detail) In Millions	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Liquidating Customer Assets USD ( $)		Mar. 31, 2011 Liquidating Customer Assets JPY ( ¥)		Mar. 31, 2010 Liquidating Customer Assets JPY ( ¥)		Mar. 31, 2011 Acquisition Of Real Estate And Real Estate Development Projects For Customers USD ( $)		Mar. 31, 2011 Acquisition Of Real Estate And Real Estate Development Projects For Customers JPY ( ¥)		Mar. 31, 2010 Acquisition Of Real Estate And Real Estate Development Projects For Customers JPY ( ¥)		Mar. 31, 2011 Acquisition Of Real Estate For The Company And Its Subsidiaries Real Estate Related Business USD ( $)		Mar. 31, 2011 Acquisition Of Real Estate For The Company And Its Subsidiaries Real Estate Related Business JPY ( ¥)		Mar. 31, 2010 Acquisition Of Real Estate For The Company And Its Subsidiaries Real Estate Related Business JPY ( ¥)		Mar. 31, 2011 Corporate Rehabilitation Support Business USD ( $)		Mar. 31, 2011 Corporate Rehabilitation Support Business JPY ( ¥)		Mar. 31, 2010 Corporate Rehabilitation Support Business JPY ( ¥)		Mar. 31, 2011 Investment in securities USD ( $)		Mar. 31, 2011 Investment in securities JPY ( ¥)		Mar. 31, 2010 Investment in securities JPY ( ¥)		Mar. 31, 2011 Securitizing Financial Assets USD ( $)		Mar. 31, 2011 Securitizing Financial Assets JPY ( ¥)		Mar. 31, 2010 Securitizing Financial Assets JPY ( ¥)		Mar. 31, 2011 Securitization Of Commercial Mortgage Loans Originated By Third Parties USD ( $)		Mar. 31, 2011 Securitization Of Commercial Mortgage Loans Originated By Third Parties JPY ( ¥)		Mar. 31, 2010 Securitization Of Commercial Mortgage Loans Originated By Third Parties JPY ( ¥)		Mar. 31, 2011 Other USD ( $)		Mar. 31, 2011 Other JPY ( ¥)		Mar. 31, 2010 Other JPY ( ¥)
Variable Interest Entity [Line Items]
Total assets	$ 21,567	[1]	¥ 1,793,321	[1]	¥ 745,412	[1],[2]	$ 63	[1]	¥ 5,222	[1]	¥ 0	[1],[2]	$ 193	[1]	¥ 16,051	[1]	¥ 17,817	[1],[2]	$ 4,130	[1]	¥ 343,394	[1]	¥ 389,343	[1],[2]	$ 192	[1]	¥ 15,988	[1]	¥ 15,462	[1],[2]	$ 1,007	[1]	¥ 83,694	[1]	¥ 23,804	[1],[2]	$ 6,078	[1]	¥ 505,421	[1]	¥ 292,049	[1],[2]	$ 8,050	[1]	¥ 669,375	[1]	¥ 0	[1],[2]	$ 1,854	[1]	¥ 154,176	[1]	¥ 6,937	[1],[2]
Total Liabilities	14,828	[1]	1,232,976	[1]	323,771	[1],[2]	46	[1]	3,846	[1]	0	[1],[2]	54	[1]	4,493	[1]	9,245	[1],[2]	1,454	[1]	120,908	[1]	102,960	[1],[2]	2	[1]	142	[1]	0	[1],[2]	164	[1]	13,675	[1]	9,342	[1],[2]	4,234	[1]	352,034	[1]	202,224	[1],[2]	8,074	[1]	671,349	[1]	0	[1],[2]	800	[1]	66,529	[1]	0	[1],[2]
Assets which are pledged as collateral	18,945	[3]	1,575,288	[3]	460,426	[2],[3]	63	[3]	5,222	[3]	0	[2],[3]	68	[3]	5,660	[3]	10,980	[2],[3]	2,722	[3]	226,319	[3]	156,922	[2],[3]	0	[3]	0	[3]	475	[2],[3]	399	[3]	33,169	[3]	0	[2],[3]	6,078	[3]	505,421	[3]	292,049	[2],[3]	7,940	[3]	660,237	[3]	0	[2],[3]	1,675	[3]	139,260	[3]	0	[2],[3]
Commitments	$ 81	[4]	¥ 6,707	[4]	¥ 4,276	[2],[4]	$ 0	[4]	¥ 0	[4]	¥ 0	[2],[4]	$ 0	[4]	¥ 0	[4]	¥ 0	[2],[4]	$ 13	[4]	¥ 1,076	[4]	¥ 2,680	[2],[4]	$ 0	[4]	¥ 0	[4]	¥ 0	[2],[4]	$ 18	[4]	¥ 1,491	[4]	¥ 1,596	[2],[4]	$ 0	[4]	¥ 0	[4]	¥ 0	[2],[4]	$ 0	[4]	¥ 0	[4]	¥ 0	[2],[4]	$ 50	[4]	¥ 4,140	[4]	¥ 0	[2],[4]

[1]	The assets of most VIEs are used only to repay the liabilities of the VIEs, and the creditors of the liabilities of the VIEs have no recourse to other assets of the Company and its subsidiaries.
[2]	Until March 31, 2010, the Company and its subsidiaries had made disclosures according to ASC810-10 before amendment.
[3]	The assets are pledged as collateral by VIE for financing of the VIE.
[4]	This item represents remaining balance of commitments that could require the Company and its subsidiaries to provide investments or loans to the VIE.

Information about Non Consolidated VIEs (Detail) In Millions	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2011 Liquidating Customer Assets USD ( $)		Mar. 31, 2011 Liquidating Customer Assets JPY ( ¥)		Mar. 31, 2010 Liquidating Customer Assets JPY ( ¥)		Mar. 31, 2011 Acquisition Of Real Estate And Real Estate Development Projects For Customers USD ( $)		Mar. 31, 2011 Acquisition Of Real Estate And Real Estate Development Projects For Customers JPY ( ¥)		Mar. 31, 2010 Acquisition Of Real Estate And Real Estate Development Projects For Customers JPY ( ¥)		Mar. 31, 2011 Acquisition Of Real Estate For The Company And Its Subsidiaries Real Estate Related Business USD ( $)		Mar. 31, 2010 Acquisition Of Real Estate For The Company And Its Subsidiaries Real Estate Related Business JPY ( ¥)		Mar. 31, 2011 Corporate Rehabilitation Support Business USD ( $)		Mar. 31, 2010 Corporate Rehabilitation Support Business JPY ( ¥)		Mar. 31, 2011 Investment in securities USD ( $)		Mar. 31, 2011 Investment in securities JPY ( ¥)		Mar. 31, 2010 Investment in securities JPY ( ¥)		Mar. 31, 2011 Securitizing Financial Assets USD ( $)		Mar. 31, 2010 Securitizing Financial Assets JPY ( ¥)		Mar. 31, 2011 Securitization Of Commercial Mortgage Loans Originated By Third Parties USD ( $)		Mar. 31, 2011 Securitization Of Commercial Mortgage Loans Originated By Third Parties JPY ( ¥)		Mar. 31, 2010 Securitization Of Commercial Mortgage Loans Originated By Third Parties JPY ( ¥)		Mar. 31, 2011 Other USD ( $)		Mar. 31, 2011 Other JPY ( ¥)		Mar. 31, 2010 Other JPY ( ¥)
Variable Interest Entity [Line Items]
Total assets	$ 59,155		¥ 4,918,774		¥ 703,457	[1]	$ 802		¥ 66,710		¥ 80,585	[1]	$ 13,111		¥ 1,090,147		¥ 622,872	[1]	$ 0		¥ 0	[1]	$ 0		¥ 0	[1]	$ 13,747		¥ 1,143,069		¥ 0	[1]	$ 0		¥ 0	[1]	$ 30,487		¥ 2,535,037		¥ 0	[1]	$ 1,008		¥ 83,811		¥ 0	[1]
Specified bonds and non-recourse loans	2,167		180,150		19,863	[1]	13		1,073		2,540	[1]	2,097		174,380		17,323	[1]	0		0	[1]	0		0	[1]	0		0		0	[1]	0		0	[1]	48		4,000		0	[1]	9		697		0	[1]
Investments	1,333		110,803		51,933	[1]	84		6,979		10,075	[1]	635		52,850		41,858	[1]	0		0	[1]	0		0	[1]	269		22,349		0	[1]	0		0	[1]	307		25,493		0	[1]	38		3,132		0	[1]
Maximum exposure to loss	$ 4,108	[2]	¥ 341,581	[2]	¥ 119,084	[1],[2]	$ 97	[2]	¥ 8,052	[2]	¥ 12,615	[1],[2]	$ 3,138	[2]	¥ 260,935	[2]	¥ 106,469	[1],[2]	$ 0	[2]	¥ 0	[1],[2]	$ 0	[2]	¥ 0	[1],[2]	$ 449	[2]	¥ 37,287	[2]	¥ 0	[1],[2]	$ 0	[2]	¥ 0	[1],[2]	$ 378	[2]	¥ 31,478	[2]	¥ 0	[1],[2]	$ 46	[2]	¥ 3,829	[2]	¥ 0	[1],[2]

[1]	Until March 31, 2010, the Company and its subsidiaries had made disclosures according to ASC810-10 before amendment.
[2]	Maximum exposure to loss includes remaining balance of commitments that could require the Company and its subsidiaries to provide investments or loans to the VIE.

Investment in Affiliates (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Investments in and Advances to Affiliates [Line Items]
Shares	$ 3,747	¥ 311,556	¥ 293,488
Loans	743	61,820	116,223
Investments in and Advance to Affiliates, Subsidiaries, Associates, and Joint Ventures, Total	$ 4,490	¥ 373,376	¥ 409,711

Investment in Affiliates - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	12 Months Ended											12 Months Ended					12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 ORIX JREIT Inc. USD ( $)	Mar. 31, 2011 ORIX JREIT Inc. JPY ( ¥)	Mar. 31, 2010 ORIX JREIT Inc. JPY ( ¥)	Mar. 31, 2009 ORIX JREIT Inc. JPY ( ¥)	Mar. 31, 2010 DAIKYO JPY ( ¥)	Mar. 31, 2009 DAIKYO JPY ( ¥)	Mar. 31, 2011 DAIKYO	Mar. 31, 2010 Fuji Fire And Marine Insurance Company Limited JPY ( ¥)	Mar. 31, 2009 Fuji Fire And Marine Insurance Company Limited JPY ( ¥)	Mar. 31, 2010 Certain investment in affiliates JPY ( ¥)	Mar. 31, 2010 ORIX Credit JPY ( ¥)	Mar. 31, 2011 ORIX Credit	Mar. 31, 2010 ORIX Credit Change During Period, Fair Value Disclosure JPY ( ¥)	Mar. 31, 2011 Monex Group USD ( $)	Mar. 31, 2011 Monex Group JPY ( ¥)	Mar. 31, 2010 Monex Group JPY ( ¥)
Schedule of Equity Method Investments [Line Items]
Investment in affiliates, aggregate investment	$ 648	¥ 53,851	¥ 55,531
Investment in affiliates, market value	652	54,237	69,071
Investment in affiliates, excess of cost over the underlying equity at acquisition dates	387	32,187	24,856
Investment in affiliates, dividends received	35	2,875	1,702	11,046
Asset management fee paid					19	1,555	1,572	1,672
Gains on the sales office buildings	61	5,103	6,841	24,346	47	3,905	3,564	23,895
Ownership interest transferred															51.00%
Sales of stock by subsidiaries or affiliates, value of shares received in exchange									26,617	9,439
Investment in affiliates, percentage of ownership									31.00%	41.00%	31.00%		20.00%		49.00%	49.00%		21.00%	21.00%	22.00%
Gains (losses) on sales of stock by subsidiaries and affiliates			2,724							3,576					3,571		3,430			9,337
Sales of stock by subsidiaries or affiliates, number of shares issued									99,950,000			156,976,000	117,000,000					140,000	140,000
Sales of stock by subsidiaries or affiliates, price per share									¥ 182			¥ 86	¥ 135						¥ 22,765
Sales of stock by subsidiaries or affiliates, value of shares issued									18,216			13,500	15,795					38	3,187
Shares issued for acquisiton of Boom Group																		65,685	65,685
Sales of stock by subsidiaries or affiliates, percentage of ownership before the transaction									41.00%			20.00%	26.00%					22.00%	22.00%
Sales of stock by subsidiaries or affiliates, percentage of ownership after the transaction									31.00%			15.00%	20.00%					21.00%	21.00%
Adjustment to the carrying amount of investments			121,375						3,789			1,839	4,574					9	710
Other than temporary impairment losses related to certain affiliates whose shares were listed				29,965
Loss on change in fair value of an investment that is measured at fair value by the election of fair value option under ASC 825-10														6,954
Investment in affiliates	3,747	311,556	293,488						25,828						123,590
Loans to affiliate	$ 743	¥ 61,820	¥ 116,223						¥ 95,547						¥ 96,680

Combined and Condensed Information Related to Affiliates (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Schedule of Equity Method Investments [Line Items]
Total revenues	$ 10,234	¥ 850,947	¥ 1,093,173	¥ 1,393,480
Income before income taxes	1,301	108,175	139,067	(64,530)
Net income	1,116	92,763	89,368	(77,415)
Total assets	50,963	4,237,580	3,983,524	4,390,084
Total liabilities	38,175	3,174,222	2,968,953	3,435,107
Total equity	$ 12,788	¥ 1,063,358	¥ 1,014,571	¥ 954,977

Changes in Goodwill by Reportable Segment (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2011 Corporate Financial Services USD ( $)		Mar. 31, 2011 Corporate Financial Services JPY ( ¥)		Mar. 31, 2010 Corporate Financial Services JPY ( ¥)		Mar. 31, 2009 Corporate Financial Services JPY ( ¥)		Mar. 31, 2011 Maintenance Leasing USD ( $)		Mar. 31, 2011 Maintenance Leasing JPY ( ¥)		Mar. 31, 2010 Maintenance Leasing JPY ( ¥)		Mar. 31, 2009 Maintenance Leasing JPY ( ¥)		Mar. 31, 2011 Real Estate USD ( $)		Mar. 31, 2011 Real Estate JPY ( ¥)		Mar. 31, 2010 Real Estate JPY ( ¥)		Mar. 31, 2009 Real Estate JPY ( ¥)		Mar. 31, 2011 Investment Banking USD ( $)		Mar. 31, 2011 Investment Banking JPY ( ¥)		Mar. 31, 2010 Investment Banking JPY ( ¥)		Mar. 31, 2009 Investment Banking JPY ( ¥)		Mar. 31, 2011 Retail USD ( $)		Mar. 31, 2011 Retail JPY ( ¥)		Mar. 31, 2010 Retail JPY ( ¥)		Mar. 31, 2009 Retail JPY ( ¥)		Mar. 31, 2011 Overseas USD ( $)		Mar. 31, 2011 Overseas JPY ( ¥)		Mar. 31, 2010 Overseas JPY ( ¥)		Mar. 31, 2009 Overseas JPY ( ¥)
Goodwill [Line Items]
Goodwill	$ 920		¥ 76,484		¥ 80,834		¥ 84,096		$ 16		¥ 1,332		¥ 1,159		¥ 3,046		$ 3		¥ 282		¥ 282		¥ 282		$ 223		¥ 18,536		¥ 19,230		¥ 17,845		$ 87		¥ 7,199		¥ 8,839		¥ 9,977		$ 54		¥ 4,452		¥ 4,452		¥ 4,452		$ 537		¥ 44,683		¥ 46,872		¥ 48,494
Accumulated impairment losses	(65)		(5,410)		(3,590)		(1,900)		(11)		(951)		(656)		(656)		0		0		0		0		0		0		0		0		(54)		(4,459)		(2,934)		(970)		0		0		0		0		0		0		0		(274)
Beginning Balance	855		71,074		77,244		82,196		5		381		503		2,390		3		282		282		282		223		18,536		19,230		17,845		33		2,740		5,905		9,007		54		4,452		4,452		4,452		537		44,683		46,872		48,220
Acquired	352		29,247		1,786		5,357		0		0		173		39		0		0		0		0		2		148		1,473		5,298		0		0		140		20		0		0		0		0		350		29,099		0		0
Impairment	(2)		(173)		(2,688)		(1,979)		(2)		(173)		(295)		0		0		0		0		0		0		0		0		0		0		0		(2,393)		(1,979)		0		0		0		0		0		0		0		0
Other (net)	(65)	[1]	(5,358)	[1]	(5,268)	[1]	(8,330)	[1]	0	[1]	0	[1]	0	[1]	(1,926)	[1]	0	[1]	0	[1]	0	[1]	0	[1]	4	[1]	363	[1]	(2,167)	[1]	(3,913)	[1]	(16)	[1]	(1,334)	[1]	(912)	[1]	(1,143)	[1]	0	[1]	0	[1]	0	[1]	0	[1]	(53)	[1]	(4,387)	[1]	(2,189)	[1]	(1,348)	[1]
Goodwill	1,172		97,397		76,484		80,834		9		677		1,332		1,159		3		282		282		282		229		19,047		18,536		19,230		43		3,544		7,199		8,839		54		4,452		4,452		4,452		834		69,395		44,683		46,872
Accumulated impairment losses	(32)		(2,607)		(5,410)		(3,590)		(6)		(469)		(951)		(656)		0		0		0		0		0		0		0		0		(26)		(2,138)		(4,459)		(2,934)		0		0		0		0		0		0		0		0
Ending Balance	$ 1,140		¥ 94,790		¥ 71,074		¥ 77,244		$ 3		¥ 208		¥ 381		¥ 503		$ 3		¥ 282		¥ 282		¥ 282		$ 229		¥ 19,047		¥ 18,536		¥ 19,230		$ 17		¥ 1,406		¥ 2,740		¥ 5,905		$ 54		¥ 4,452		¥ 4,452		¥ 4,452		$ 834		¥ 69,395		¥ 44,683		¥ 46,872

[1]	Other includes foreign currency translation adjustments and certain other reclassifications.

Other Intangible Assets (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Intangible assets not subject to amortization:
Trade name	$ 218	¥ 18,175	¥ 18,411
Others	6	463	654
Indefinite-Lived Intangible Assets (Excluding Goodwill), Total	224	18,638	19,065
Intangible assets subject to amortization:
Software	705	58,654	56,360
Others	188	15,601	9,543
Finite-Lived Intangible Assets, Gross, Total	893	74,255	65,903
Accumulated amortization	(526)	(43,737)	(43,586)
Net	367	30,518	22,317
Intangible Assets, Net (Excluding Goodwill), Total	$ 591	¥ 49,156	¥ 41,382

Goodwill and Other Intangible Assets - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Intangible Assets by Major Class [Line Items]
Aggregate amortization expenses for intangible assets	$ 87	¥ 7,244	¥ 8,203	¥ 9,021
Estimated amortization expenses in fiscal 2012	83	6,876
Estimated amortization expenses in fiscal 2013	76	6,329
Estimated amortization expenses in fiscal 2014	63	5,213
Estimated amortization expenses in fiscal 2015	45	3,761
Estimated amortization expenses in fiscal 2016	$ 34	¥ 2,835

Composition of Short Term Debt and Weighted Average Contract Interest Rate on Short Term Debt (Detail) In Millions, unless otherwise specified	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Japan Bank Borrowings USD ( $)	Mar. 31, 2011 Japan Bank Borrowings JPY ( ¥)	Mar. 31, 2010 Japan Bank Borrowings JPY ( ¥)	Mar. 31, 2011 Japan Commercial Paper USD ( $)	Mar. 31, 2011 Japan Commercial Paper JPY ( ¥)	Mar. 31, 2010 Japan Commercial Paper JPY ( ¥)	Mar. 31, 2010 Japan Medium-term Notes JPY ( ¥)	Mar. 31, 2011 Overseas Bank Borrowings USD ( $)	Mar. 31, 2011 Overseas Bank Borrowings JPY ( ¥)	Mar. 31, 2010 Overseas Bank Borrowings JPY ( ¥)
Short-term Debt [Line Items]
Short-Term Debt	$ 5,756	¥ 478,633	¥ 573,565	$ 2,342	¥ 194,728	¥ 158,469	$ 2,174	¥ 180,798	¥ 282,781	¥ 19,550	$ 1,240	¥ 103,107	¥ 112,765
Weighted average rate	1.30%	1.30%	1.20%	1.30%	1.30%	1.60%	0.20%	0.20%	0.30%	1.70%	3.10%	3.10%	2.60%

Composition of Long Term Debt, Weighted Average Contract Interest Rate on Long Term Debt and Repayment Due Dates (Detail) In Millions, unless otherwise specified	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Banks Fixed Rate USD ( $)	Mar. 31, 2011 Banks Fixed Rate JPY ( ¥)	Mar. 31, 2010 Banks Fixed Rate JPY ( ¥)	Mar. 31, 2011 Banks Floating Rate USD ( $)	Mar. 31, 2011 Banks Floating Rate JPY ( ¥)	Mar. 31, 2010 Banks Floating Rate JPY ( ¥)	Mar. 31, 2011 Insurance Companies And Others Fixed Rate USD ( $)	Mar. 31, 2011 Insurance Companies And Others Fixed Rate JPY ( ¥)	Mar. 31, 2010 Insurance Companies And Others Fixed Rate JPY ( ¥)	Mar. 31, 2011 Insurance Companies And Others Floating Rate USD ( $)	Mar. 31, 2011 Insurance Companies And Others Floating Rate JPY ( ¥)	Mar. 31, 2010 Insurance Companies And Others Floating Rate JPY ( ¥)	Mar. 31, 2011 Unsecured Bonds USD ( $)	Mar. 31, 2011 Unsecured Bonds JPY ( ¥)	Mar. 31, 2010 Unsecured Bonds JPY ( ¥)	Mar. 31, 2011 Unsecured Convertible Bonds With Stock Acquisition Rights	Mar. 31, 2010 Unsecured Convertible Bonds With Stock Acquisition Rights JPY ( ¥)	Mar. 31, 2011 Unsecured Convertible Bonds With Stock Acquisition Rights USD ( $)	Mar. 31, 2011 Unsecured Convertible Bonds With Stock Acquisition Rights JPY ( ¥)	Mar. 31, 2011 Unsecured Bond With Stock Acquisition Rights JPY ( ¥)	Mar. 31, 2010 Unsecured Bond With Stock Acquisition Rights JPY ( ¥)	Mar. 31, 2011 Unsecured Bond With Stock Acquisition Rights USD ( $)	Mar. 31, 2011 Unsecured Notes Under Medium Term Note Program USD ( $)	Mar. 31, 2011 Unsecured Notes Under Medium Term Note Program JPY ( ¥)	Mar. 31, 2010 Unsecured Notes Under Medium Term Note Program JPY ( ¥)	Mar. 31, 2011 Payables Under Securitized Lease Receivables USD ( $)	Mar. 31, 2011 Payables Under Securitized Lease Receivables JPY ( ¥)	Mar. 31, 2010 Payables Under Securitized Lease Receivables JPY ( ¥)	Mar. 31, 2011 Payables Under Securitized Loan Receivables And Investment In Securities USD ( $)	Mar. 31, 2011 Payables Under Securitized Loan Receivables And Investment In Securities JPY ( ¥)	Mar. 31, 2010 Payables Under Securitized Loan Receivables And Investment In Securities JPY ( ¥)
Debt Instrument [Line Items]
Minimum maturity date				2012	2012	2011	2012	2012	2011	2012	2012	2011	2012	2012	2011	2012	2012	2011								2012	2012	2011	2012	2012	2011	2012	2012	2011
Maximum maturity date				2025	2025	2025	2026	2026	2025	2018	2018	2018	2028	2028	2028	2021	2021	2019								2018	2018	2018	2016	2016	2016	2039	2039	2026
Maturity date																			2014	2014			2023	2023
Long-Term Debt	$ 54,495	¥ 4,531,268	¥ 3,836,270	$ 2,897	¥ 240,904	¥ 293,479	$ 15,200	¥ 1,263,844	¥ 1,406,442	$ 3,909	¥ 325,006	¥ 372,556	$ 2,806	¥ 233,345	¥ 241,900	$ 14,162	¥ 1,177,582	¥ 1,028,994		¥ 149,987	$ 1,804	¥ 149,974	¥ 34,233	¥ 36,378	$ 412	$ 1,061	¥ 88,190	¥ 104,310	$ 2,054	¥ 170,820	¥ 101,860	$ 10,190	¥ 847,370	¥ 100,364
Weighted average rate	2.10%	2.10%	1.50%	2.80%	2.80%	2.60%	1.30%	1.30%	1.20%	1.80%	1.80%	1.70%	1.10%	1.10%	1.10%	1.90%	1.90%	1.80%		1.00%	1.00%	1.00%		0.00%	0.00%	1.90%	1.90%	1.60%	1.50%	1.50%	1.80%	4.30%	4.30%	0.90%

Schedule of Long Term Debt Repayment (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Debt Instrument [Line Items]
2012	$ 14,936	¥ 1,241,942
2013	13,774	1,145,267
2014	12,172	1,012,077
2015	4,968	413,114
2016	5,699	473,848
Thereafter	2,946	245,020
Total	$ 54,495	¥ 4,531,268	¥ 3,836,270

Short-Term and Long-Term Debt - Additional Information (Detail) In Millions, except Share data	12 Months Ended							12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Unsecured Convertible Bonds With Stock Acquisition Rights USD ( $)	Mar. 31, 2011 Unsecured Convertible Bonds With Stock Acquisition Rights JPY ( ¥)	Dec. 31, 2008 Unsecured Convertible Bonds With Stock Acquisition Rights JPY ( ¥)	Mar. 31, 2011 Minimum Unsecured Bond With Stock Acquisition Rights USD ( $)	Mar. 31, 2011 Maximum Unsecured Bond With Stock Acquisition Rights USD ( $)	Mar. 31, 2011 Unsecured Bond With Stock Acquisition Rights USD ( $)	Jun. 30, 2002 Unsecured Bond With Stock Acquisition Rights USD ( $)	Mar. 31, 2011 Securities Pledged as Collateral USD ( $)	Mar. 31, 2011 Securities Pledged as Collateral JPY ( ¥)
Debt Disclosure [Line Items]
Unsecured bond issued							¥ 150,000				$ 400
Unamortized Discount of debt											622
Debt instrument convertible into shares of common stock, shares					21,917,371	21,917,371				2,493,309
Debt instrument conversion Price					$ 82.29	¥ 6,842.7				$ 115.12
Debt instrument conversion trigger stock price threshold accretion								$ 126.63	$ 320.72
Net amortization expenses of bond premiums and discounts, deferred issuance costs of bonds and medium-term notes	48	3,996	4,022	3,551
Total committed credit lines	5,585	464,432	426,729
Available credit lines	4,936	410,447	385,892
Long-term committed credit lines	1,287	107,010	162,337
Investment in securities pledged for primarily collateral deposits	$ 14,136	¥ 1,175,381	¥ 1,104,158									$ 705	¥ 58,607

Secured Assets for Short Term and Long Term Debt Payables to Financial Institutions (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Debt Disclosure [Line Items]
Minimum lease payments, loans and investment in operating leases	$ 1,168	¥ 97,148
Investment in securities	609	50,679
Other operating assets	103	8,537
Other assets	174	14,399
Pledged Assets, Other, Not Separately Reported on Statement of Financial Position, Total	$ 2,054	¥ 170,763

Deposits (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Deposits From Banking Clients [Line Items]
Time deposits	$ 11,081	¥ 921,352	¥ 788,525
Other deposits	1,729	143,823	64,744
Total	$ 12,810	¥ 1,065,175	¥ 853,269

Deposits - Additional Information (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Deposits From Banking Clients [Line Items]
Time deposits, including certificates of deposit issued in amounts of 10 million Yen or more	$ 6,997	¥ 581,761	¥ 462,743

Schedule of Time Deposits Maturity (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Deposits From Banking Clients [Line Items]
2012	$ 6,304	¥ 524,177
2013	1,748	145,313
2014	1,044	86,803
2015	1,145	95,198
2016	840	69,861
Total	$ 11,081	¥ 921,352	¥ 788,525

Income before Income Taxes and Discontinued Operations, and Provision for Income Taxes (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Domestic Country USD ( $)	Mar. 31, 2011 Domestic Country JPY ( ¥)	Mar. 31, 2010 Domestic Country JPY ( ¥)	Mar. 31, 2009 Domestic Country JPY ( ¥)	Mar. 31, 2011 Foreign Country USD ( $)	Mar. 31, 2011 Foreign Country JPY ( ¥)	Mar. 31, 2010 Foreign Country JPY ( ¥)	Mar. 31, 2009 Foreign Country JPY ( ¥)
Income Taxes [Line Items]
Income before income taxes and discontinued operations	$ 1,106	¥ 91,965	¥ 54,593	¥ 12,035	$ 467	¥ 38,810	¥ 13,321	¥ (12,679)	$ 639	¥ 53,155	¥ 41,272	¥ 24,714
Current provision for income taxes	539	44,804	50,106	40,189	326	27,068	32,553	40,158	213	17,736	17,553	31
Deferred provision for income taxes	(207)	(17,187)	(27,712)	(42,787)	(163)	(13,534)	(22,285)	(51,155)	(44)	(3,653)	(5,427)	8,368
Provision for income taxes	$ 332	¥ 27,617	¥ 22,394	¥ (2,598)

Income Taxes - Additional Information (Detail) In Millions, unless otherwise specified	1 Months Ended	12 Months Ended
	Mar. 31, 2009	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Income Taxes [Line Items]
National Corporate tax		30.00%	30.00%	30.00%	30.00%
Inhabitant tax		6.00%	6.00%	6.00%	6.00%
Enterprise tax		8.00%	8.00%	8.00%	8.00%
Statutory income tax rate		40.90%	40.90%	40.90%	40.90%
Revised Japanese tax code to reduce taxes on dividends of foreign subsidiaries	95.00%
Net changes in total valuation allowance		$ (193)	¥ (16,052)	¥ (1,789)	¥ 3,070
Net operating loss carryforwards		$ 1,665	¥ 138,428

Reconciliation of Differences between Tax Provision Computed and Consolidated Provisions for Income Taxes (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Reconciliation of Provision of Income Taxes [Line Items]
Income before income taxes and discontinued operations	$ 1,106	¥ 91,965	¥ 54,593	¥ 12,035
Tax provision computed at statutory rate	452	37,614	22,329	4,922
Increases (reductions) in taxes due to:
Change in valuation allowance	(47)	(3,944)	1,859	5,678
Non-deductible expenses for tax purposes	13	1,123	1,640	1,755
Non-taxable income for tax purposes	(32)	(2,697)	(779)	(976)
Effect of lower tax rates on foreign subsidiaries and a domestic life insurance subsidiary	(52)	(4,335)	(3,699)	(1,479)
Effect of a revision of the taxation system	0	0	0	(10,970)
Other, net	(2)	(144)	1,044	(1,528)
Provision for income taxes	$ 332	¥ 27,617	¥ 22,394	¥ (2,598)

Total Income Tax Recognized (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)
Income Taxes [Line Items]
Provision for Income Taxes	$ 332		¥ 27,617		¥ 22,394		¥ (2,598)
Income taxes on discontinued operations	64	[1]	5,297	[1]	5,715	[1]	8,719	[1]
Goodwill, for initial recognition of acquired tax benefits that previously were included in the valuation allowance	0		0		0		(2,141)
Income taxes on other comprehensive income (loss):
Net unrealized gains (losses) on investment in securities	41		3,403		7,816		(27,533)
Defined benefit pension plans	(17)		(1,427)		4,925		(8,362)
Foreign currency translation adjustments	(3)		(214)		4,722		(2,111)
Net unrealized gains (losses) on derivative instruments	(4)		(338)		(1,066)		(390)
Total income taxes	$ 413		¥ 34,338		¥ 44,506		¥ (34,416)

[1]	Pursuant to FASB Accounting Standards Codification 205-20 ("Presentation of Financial Statements-Discontinued Operations"), the results of operations which meet the criteria for discontinued operations are reported as a separate component of income, and those related amounts that had been previously reported are reclassified.

Deferred Tax Assets and Liabilities (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Assets:
Net operating loss carryforwards	$ 573	¥ 47,623	¥ 53,841
Allowance for doubtful receivables on direct financing leases and probable loan losses	841	69,917	77,866
Investment in securities	9	726	13,138
Other operating assets	32	2,638	2,339
Accrued expenses	143	11,865	11,815
Other	371	30,981	34,937
Deferred Tax Assets, Gross, Total	1,969	163,750	193,936
Less: valuation allowance	(322)	(26,794)	(42,846)
Deferred Tax Assets, Net, Total	1,647	136,956	151,090
Liabilities:
Investment in direct financing leases	198	16,462	27,109
Investment in operating leases	782	64,992	69,610
Deferred insurance policy acquisition costs	351	29,233	24,407
Policy liabilities	254	21,123	17,910
Undistributed earnings	350	29,111	25,799
Prepaid benefit cost	144	11,992	13,392
Other	403	33,498	50,285
Deferred Tax Liabilities, Total	2,482	206,411	228,512
Net deferred tax liability	$ 835	¥ 69,455	¥ 77,422

Net Operating Loss Carryforwards Expire Date (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Operating Loss Carryforwards [Line Items]
2012	$ 113	¥ 9,394
2013	160	13,302
2014	72	6,013
2015	263	21,856
2016	273	22,661
Thereafter	784	65,202
Total	$ 1,665	¥ 138,428

Net Deferred Tax Assets and Liabilities Reflected in Accompanying Consolidated Balance Sheets (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Schedule of Deferred Income Tax Assets and Liabilities [Line Items]
Other assets	$ 1,095	¥ 91,063	¥ 83,483
Income taxes: Deferred	1,930	160,518	160,905
Net deferred tax liability	$ 835	¥ 69,455	¥ 77,422

Funded Status of Defined Benefit Pension Plans (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Change in benefit obligation:
Benefit obligation at beginning of year	$ 679	¥ 56,390	¥ 57,094
Service cost	37	3,104	3,255
Interest cost	16	1,355	1,265
Plan amendments	0	0	210
Actuarial loss (gain)	14	1,147	(3,229)
Foreign currency exchange rate change	(5)	(415)	(144)
Benefits paid	(29)	(2,423)	(1,830)
Plan Settlements	(3)	(231)	(64)
Other	(4)	(338)	(167)
Benefit obligation at end of year	705	58,589	56,390
Change in plan assets:
Beginning Balance	1,033	85,967	74,111
Actual return on plan assets	(5)	(449)	9,382
Employer contribution	30	2,556	4,291
Benefits paid	(28)	(2,362)	(1,713)
Foreign currency exchange rate change	(3)	(277)	(104)
Plan settlements	0	(39)	0
Ending Balance	1,027	85,396	85,967
The funded status of the plans	322	26,807	29,577
Amount recognized in the consolidated balance sheets consists of:
Prepaid benefit cost included in prepaid expenses	350	29,125	32,589
Accrued benefit liability included in accrued expenses	(28)	(2,318)	(3,012)
Net amount recognized	$ 322	¥ 26,807	¥ 29,577

Defined Benefit Plan Amount Recognized in Accumulated Other Comprehensive Income (Loss), Pre-tax (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)
Defined Benefit Plan Disclosure [Line Items]
Net prior service credit	$ 107	¥ 8,910	¥ 10,095
Net actuarial loss	(328)	(27,257)	(25,010)
Net transition obligation	(4)	(382)	(381)
Total recognized in accumulated other comprehensive income (loss), pre-tax	$ (225)	¥ (18,729)	¥ (15,296)

Pension Plans - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Defined Benefit Plan Disclosure [Line Items]
Estimated portions of net prior service credit that will be recognized as a component of net pension cost in next fiscal year	$ 5	¥ 437
Estimated portions of net actuarial loss that will be recognized as a component of net pension cost in next fiscal year	15	1,223
Estimated portions of net transition obligation that will be recognized as a component of net pension cost in next fiscal year	1	58
Accumulated benefit obligations for all defined benefit pension plans	634	52,701	51,086
Aggregate projected benefit obligations for plans with accumulated benefit obligations in excess of plan assets	56	4,631	5,565
Aggregate accumulated benefit obligations for plans with accumulated benefit obligations in excess of plan assets	53	4,384	5,535
Aggregate fair values of plan assets for the plans with accumulated benefit obligations in excess of plan assets	29	2,375	2,616
Portfolio of plans invested in equity securities	40.00%	40.00%
Portfolio of plans invested in debt securities	40.00%	40.00%
Portfolio of plans invested in alternative investments	10.00%	10.00%
Portfolio of plans invested in other investment vehicles	10.00%	10.00%
Expected pension plans contributions by Company and certain subsidiaries in next fiscal year	34	2,802
Cost recognized for defined contribution pension plans of Company and certain of its subsidiaries	$ 19	¥ 1,578	¥ 1,305	¥ 1,530

Net Pension Cost of Defined Benefit Plans (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 37	¥ 3,104	¥ 3,255	¥ 3,049
Interest cost	16	1,355	1,265	1,327
Expected return on plan assets	(24)	(2,025)	(1,747)	(2,033)
Amortization of transition obligation	0	(4)	(3)	(3)
Amortization of net actuarial loss	12	1,036	2,098	724
Amortization of prior service credit	(14)	(1,193)	(1,209)	(1,208)
Plan curtailments and settlements	0	0	3	0
Net periodic pension cost	$ 27	¥ 2,273	¥ 3,662	¥ 1,856

Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income (Loss) (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Defined Benefit Plan Disclosure [Line Items]
Current year actuarial gain (loss)	$ (41)	¥ (3,446)	¥ 11,275	¥ (19,970)
Amortization of net actuarial loss	12	1,036	2,098	724
Prior service credit due to amendments	0	8	(183)	(63)
Amortization of prior service credit	(14)	(1,193)	(1,209)	(1,208)
Amortization of transition obligation	0	(4)	(3)	(3)
Plan curtailments and settlements	0	0	3	0
Foreign currency exchange rate change	2	166	69	60
Total recognized in other comprehensive income (loss), pre-tax	$ (41)	¥ (3,433)	¥ 12,050	¥ (20,460)

Significant Assumptions of Domestic and Overseas Pension Plans Used to Determine Plan Amounts (Detail)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Domestic Pension Plans Of Foreign Entity Defined Benefit
Weighted-average assumptions used to determine benefit obligations at March 31:
Discount rate	2.10%	2.10%	1.90%
Rate of increase in compensation levels	6.10%	5.90%	5.80%
Weighted-average assumptions used to determine net periodic pension cost for years ended March 31:
Discount rate	2.10%	1.90%	2.20%
Rate of increase in compensation levels	5.90%	5.80%	6.20%
Expected long-term rate of return on plan assets	2.20%	2.20%	2.20%
Foreign Pension Plans Defined Benefit
Weighted-average assumptions used to determine benefit obligations at March 31:
Discount rate	5.50%	6.00%	7.10%
Rate of increase in compensation levels	0.80%	0.80%	0.60%
Weighted-average assumptions used to determine net periodic pension cost for years ended March 31:
Discount rate	6.00%	7.10%	6.50%
Rate of increase in compensation levels	0.80%	0.60%	0.70%
Expected long-term rate of return on plan assets	8.10%	8.10%	8.20%

Fair Value of Pension Plan Assets by Asset Category (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Level 1 USD ( $)	Mar. 31, 2011 Level 1 JPY ( ¥)	Mar. 31, 2010 Level 1 JPY ( ¥)	Mar. 31, 2011 Level 1 Japan Japanese Companies Equity Securities USD ( $)		Mar. 31, 2011 Level 1 Japan Japanese Companies Equity Securities JPY ( ¥)		Mar. 31, 2010 Level 1 Japan Japanese Companies Equity Securities JPY ( ¥)		Mar. 31, 2011 Level 1 Japan Pooled Equity Securities Funds USD ( $)		Mar. 31, 2010 Level 1 Japan Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 1 Japan Pooled Debt Securities Funds USD ( $)		Mar. 31, 2010 Level 1 Japan Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 1 Overseas Pooled Equity Securities Funds USD ( $)		Mar. 31, 2010 Level 1 Overseas Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 1 Overseas Pooled Debt Securities Funds USD ( $)		Mar. 31, 2010 Level 1 Overseas Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 1 Overseas Asset-backed Securities USD ( $)	Mar. 31, 2010 Level 1 Overseas Asset-backed Securities JPY ( ¥)	Mar. 31, 2011 Level 1 Alternative Investments Pooled Funds USD ( $)		Mar. 31, 2010 Level 1 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2011 Level 1 Other Assets Life Insurance Company General Accounts USD ( $)		Mar. 31, 2010 Level 1 Other Assets Life Insurance Company General Accounts JPY ( ¥)		Mar. 31, 2011 Level 1 Other Assets Other USD ( $)		Mar. 31, 2010 Level 1 Other Assets Other JPY ( ¥)		Mar. 31, 2011 Level 2 USD ( $)	Mar. 31, 2011 Level 2 JPY ( ¥)	Mar. 31, 2010 Level 2 JPY ( ¥)	Mar. 31, 2011 Level 2 Japan Japanese Companies Equity Securities USD ( $)		Mar. 31, 2010 Level 2 Japan Japanese Companies Equity Securities JPY ( ¥)		Mar. 31, 2011 Level 2 Japan Pooled Equity Securities Funds USD ( $)		Mar. 31, 2011 Level 2 Japan Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2010 Level 2 Japan Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 2 Japan Pooled Debt Securities Funds USD ( $)		Mar. 31, 2011 Level 2 Japan Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2010 Level 2 Japan Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 2 Overseas Pooled Equity Securities Funds USD ( $)		Mar. 31, 2011 Level 2 Overseas Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2010 Level 2 Overseas Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 2 Overseas Pooled Debt Securities Funds USD ( $)		Mar. 31, 2011 Level 2 Overseas Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2010 Level 2 Overseas Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 2 Overseas Asset-backed Securities USD ( $)	Mar. 31, 2011 Level 2 Overseas Asset-backed Securities JPY ( ¥)	Mar. 31, 2010 Level 2 Overseas Asset-backed Securities JPY ( ¥)	Mar. 31, 2011 Level 2 Alternative Investments Pooled Funds USD ( $)		Mar. 31, 2011 Level 2 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2010 Level 2 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2011 Level 2 Other Assets Life Insurance Company General Accounts USD ( $)		Mar. 31, 2011 Level 2 Other Assets Life Insurance Company General Accounts JPY ( ¥)		Mar. 31, 2010 Level 2 Other Assets Life Insurance Company General Accounts JPY ( ¥)		Mar. 31, 2011 Level 2 Other Assets Other USD ( $)		Mar. 31, 2011 Level 2 Other Assets Other JPY ( ¥)		Mar. 31, 2010 Level 2 Other Assets Other JPY ( ¥)		Mar. 31, 2011 Level 3 USD ( $)	Mar. 31, 2011 Level 3 JPY ( ¥)	Mar. 31, 2010 Level 3 JPY ( ¥)	Mar. 31, 2011 Level 3 Japan Japanese Companies Equity Securities USD ( $)		Mar. 31, 2010 Level 3 Japan Japanese Companies Equity Securities JPY ( ¥)		Mar. 31, 2011 Level 3 Japan Pooled Equity Securities Funds USD ( $)		Mar. 31, 2010 Level 3 Japan Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 3 Japan Pooled Debt Securities Funds USD ( $)		Mar. 31, 2010 Level 3 Japan Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 3 Overseas Pooled Equity Securities Funds USD ( $)		Mar. 31, 2010 Level 3 Overseas Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 3 Overseas Pooled Debt Securities Funds USD ( $)		Mar. 31, 2010 Level 3 Overseas Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2011 Level 3 Overseas Asset-backed Securities USD ( $)	Mar. 31, 2010 Level 3 Overseas Asset-backed Securities JPY ( ¥)	Mar. 31, 2011 Level 3 Alternative Investments Pooled Funds USD ( $)		Mar. 31, 2011 Level 3 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2010 Level 3 Alternative Investments Pooled Funds USD ( $)		Mar. 31, 2010 Level 3 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2009 Level 3 Alternative Investments Pooled Funds JPY ( ¥)	Mar. 31, 2011 Level 3 Other Assets Life Insurance Company General Accounts USD ( $)		Mar. 31, 2010 Level 3 Other Assets Life Insurance Company General Accounts JPY ( ¥)		Mar. 31, 2011 Level 3 Other Assets Other USD ( $)		Mar. 31, 2010 Level 3 Other Assets Other JPY ( ¥)		Mar. 31, 2011 Japan Japanese Companies Equity Securities USD ( $)		Mar. 31, 2011 Japan Japanese Companies Equity Securities JPY ( ¥)		Mar. 31, 2010 Japan Japanese Companies Equity Securities JPY ( ¥)		Mar. 31, 2011 Japan Pooled Equity Securities Funds USD ( $)		Mar. 31, 2011 Japan Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2010 Japan Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2011 Japan Pooled Debt Securities Funds USD ( $)		Mar. 31, 2011 Japan Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2010 Japan Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2011 Overseas Pooled Equity Securities Funds USD ( $)		Mar. 31, 2011 Overseas Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2010 Overseas Pooled Equity Securities Funds JPY ( ¥)		Mar. 31, 2011 Overseas Pooled Debt Securities Funds USD ( $)		Mar. 31, 2011 Overseas Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2010 Overseas Pooled Debt Securities Funds JPY ( ¥)		Mar. 31, 2011 Overseas Asset-backed Securities USD ( $)	Mar. 31, 2011 Overseas Asset-backed Securities JPY ( ¥)	Mar. 31, 2010 Overseas Asset-backed Securities JPY ( ¥)	Mar. 31, 2011 Alternative Investments Pooled Funds USD ( $)		Mar. 31, 2011 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2010 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2011 Other Assets Life Insurance Company General Accounts USD ( $)		Mar. 31, 2011 Other Assets Life Insurance Company General Accounts JPY ( ¥)		Mar. 31, 2010 Other Assets Life Insurance Company General Accounts JPY ( ¥)		Mar. 31, 2011 Other Assets Other USD ( $)		Mar. 31, 2011 Other Assets Other JPY ( ¥)		Mar. 31, 2010 Other Assets Other JPY ( ¥)
Schedule of Pension and Other Postretirment Plan Assets by Fair Value [Line Items]
Fair value of pension plan assets	$ 1,027	¥ 85,396	$ 1,033	¥ 85,967	¥ 74,111	$ 12	¥ 1,016	¥ 903	$ 12	[1]	¥ 1,016	[1]	¥ 903	[2]	$ 0	[3]	¥ 0	[3]	$ 0	[4]	¥ 0	[4]	$ 0	[3]	¥ 0	[3]	$ 0	[5]	¥ 0	[5]	$ 0	¥ 0	$ 0	[6]	¥ 0	[6]	$ 0	[7]	¥ 0	[7]	$ 0	[8]	¥ 0	[8]	$ 955	¥ 79,432	¥ 80,336	$ 0	[1]	¥ 0	[2]	$ 225	[3]	¥ 18,690	[3]	¥ 19,335	[3]	$ 306	[4]	¥ 25,468	[4]	¥ 25,847	[4]	$ 143	[3]	¥ 11,864	[3]	¥ 11,514	[3]	$ 92	[5]	¥ 7,655	[5]	¥ 7,416	[5]	$ 13	¥ 1,076	¥ 1,060	$ 80	[6]	¥ 6,685	[6]	¥ 6,394	[6]	$ 65	[7]	¥ 5,386	[7]	¥ 5,291	[7]	$ 31	[8]	¥ 2,608	[8]	¥ 3,479	[8]	$ 60	¥ 4,948	¥ 4,728	$ 0	[1]	¥ 0	[2]	$ 0	[3]	¥ 0	[3]	$ 0	[4]	¥ 0	[4]	$ 0	[3]	¥ 0	[3]	$ 0	[5]	¥ 0	[5]	$ 0	¥ 0	$ 60	[6]	¥ 4,948	[6]	$ 57	[6]	¥ 4,728	[6]	¥ 3,514	$ 0	[7]	¥ 0	[7]	$ 0	[8]	¥ 0	[8]	$ 12	[1]	¥ 1,016	[1]	¥ 903	[2]	$ 225	[3]	¥ 18,690	[3]	¥ 19,335	[3]	$ 306	[4]	¥ 25,468	[4]	¥ 25,847	[4]	$ 143	[3]	¥ 11,864	[3]	¥ 11,514	[3]	$ 92	[5]	¥ 7,655	[5]	¥ 7,416	[5]	$ 13	¥ 1,076	¥ 1,060	$ 140	[6]	¥ 11,633	[6]	¥ 11,122	[6]	$ 65	[7]	¥ 5,386	[7]	¥ 5,291	[7]	$ 31	[8]	¥ 2,608	[8]	¥ 3,479	[8]

[1]	Equity securities of Japanese companies in which the Company and certain subsidiaries invest as pension plan assets include units of ORIX JREIT Inc. in the amounts of ¥34 million ( $0 million) at March 31, 2011.
[2]	Equity securities of Japanese companies in which the Company and certain subsidiaries invest as pension plan assets include units of ORIX JREIT Inc. in the amounts of ¥36 million at March 31, 2010.
[3]	These funds invest in listing shares only.
[4]	These funds invest approximately 70% in Japanese government bonds, approximately 10% in Japanese municipal bonds, and approximately 20% in Japanese corporate bonds.
[5]	These funds invest mainly in foreign government bonds.
[6]	These funds invest in hedge funds as alternative investments.
[7]	Life insurance company general accounts are accounts with guaranteed capital and minimum interest rate, in which life insurance companies manage funds on several contracts.
[8]	Others include mainly short-term instruments.

Fair Value of Pension Plan Assets by Asset Category (Parenthetical) (Detail) In Millions, unless otherwise specified	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 ORIX JREIT Inc. Japanese Companies Equity Securities USD ( $)	Mar. 31, 2011 ORIX JREIT Inc. Japanese Companies Equity Securities JPY ( ¥)	Mar. 31, 2010 ORIX JREIT Inc. Japanese Companies Equity Securities JPY ( ¥)	Mar. 31, 2011 Japanese Government Bond Securities	Mar. 31, 2011 Japanese Municipal Bonds Securities	Mar. 31, 2011 Japanese Corporate Bonds Securities
Schedule of Pension and Other Postretirment Plan Assets by Fair Value [Line Items]
Fair value of pension plan assets	$ 1,027	¥ 85,396	$ 1,033	¥ 85,967	¥ 74,111	$ 0	¥ 34	¥ 36
Pension plan assets investment allocation in pooled funds									70.00%	10.00%	20.00%

Reconciliation for Level 3 Plan Assets (Detail) In Millions	12 Months Ended						12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Level 3 USD ( $)	Mar. 31, 2011 Level 3 JPY ( ¥)	Mar. 31, 2010 Level 3 JPY ( ¥)	Mar. 31, 2011 Level 3 Alternative Investments Pooled Funds USD ( $)		Mar. 31, 2011 Level 3 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2010 Level 3 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2011 Alternative Investments Pooled Funds USD ( $)		Mar. 31, 2011 Alternative Investments Pooled Funds JPY ( ¥)		Mar. 31, 2010 Alternative Investments Pooled Funds JPY ( ¥)
Schedule of Pension and Other Postretirment Plan Assets by Fair Value [Line Items]
Beginning Balance	$ 1,033	¥ 85,967	¥ 74,111	$ 60	¥ 4,948	¥ 4,728	$ 57	[1]	¥ 4,728	[1]	¥ 3,514		$ 140	[1]	¥ 11,633	[1]	¥ 11,122	[1]
Realized and unrealized return on plan assets	(5)	(449)	9,382				3		220		453
Purchases, sales and redemptions, net							0		0		761
Ending Balance	$ 1,027	¥ 85,396	¥ 85,967	$ 60	¥ 4,948	¥ 4,728	$ 60	[1]	¥ 4,948	[1]	¥ 4,728	[1]	$ 140	[1]	¥ 11,633	[1]	¥ 11,122	[1]

[1]	These funds invest in hedge funds as alternative investments.

Benefits Expected to be Paid (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Defined Benefit Plan Disclosure [Line Items]
2012	$ 23	¥ 1,878
2013	18	1,462
2014	18	1,506
2015	19	1,607
2016	22	1,711
2017-2021	130	10,930
Total	$ 230	¥ 19,094

Changes in Redeemable Noncontrolling Interests (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Beginning Balance	$ 338	¥ 28,095	¥ 25,396	¥ 24,057
Contribution to subsidiary	122	10,219	0	0
Adjustment of Redeemable Noncontrolling Interests to Redemption Value	0	(73)	(139)	23
Transaction with noncontrolling interests	13	1,063	1,962	1,699
Comprehensive income (loss)
Net Income	35	2,959	2,476	698
Other comprehensive income (loss)
Net change of unrealized gains (losses) on investment in securities	0	0	0	(261)
Net change of foreign currency translation adjustments	(28)	(2,353)	(1,600)	(820)
Total other comprehensive income (loss)	(28)	(2,353)	(1,600)	(1,081)
Comprehensive income (loss)	7	606	876	(383)
Cash dividends	(72)	(6,008)	0	0
Ending Balance	$ 408	¥ 33,902	¥ 28,095	¥ 25,396

Stock-Based Compensation - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended
	Jul. 31, 2009	Mar. 31, 2011 Stock Options Fiscal 2002 Plan	Mar. 31, 2011 Minimum Stock Options Year	Mar. 31, 2011 Maximum Stock Options Year	Mar. 31, 2011 Stock Options USD ( $)	Mar. 31, 2011 Stock Options JPY ( ¥)	Mar. 31, 2010 Stock Options JPY ( ¥)	Mar. 31, 2009 Stock Options JPY ( ¥)	Mar. 31, 2011 Stock Compensation Plan USD ( $) Point	Mar. 31, 2011 Stock Compensation Plan JPY ( ¥)	Mar. 31, 2010 Stock Compensation Plan JPY ( ¥)	Mar. 31, 2009 Stock Compensation Plan JPY ( ¥)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock vesting period		2 years
Stock exercise period		10 years
Stock granted for purchase	18,000,000	300,900
Weighted average vesting period			1.67	1.92
Weighted average exercise period			9.67	9.92
Cash received from the exercise of stock options					$ 1	¥ 98	¥ 77	¥ 245
Total intrinsic value of options exercised					0	19	6	202
Incremental stock-based compensation costs recognized					$ 2	¥ 142	¥ 611	¥ 1,370	$ 3	¥ 255	¥ 355	¥ 356
Points granted									38,700	38,700
Points settled for individuals retired									8,975	8,975
Points outstanding									123,008	123,008

Summary of Information Related to Company's Stock Acquisition Rights (Detail)	1 Months Ended	12 Months Ended
	Jul. 31, 2009	Mar. 31, 2011 Stock Options Fiscal 2003 Plan USD ( $)	Mar. 31, 2011 Stock Options Fiscal 2003 Plan JPY ( ¥)	Mar. 31, 2011 Stock Options Fiscal 2004 Plan USD ( $)	Mar. 31, 2011 Stock Options Fiscal 2004 Plan JPY ( ¥)	Mar. 31, 2011 Stock Options Fiscal 2005 Plan USD ( $)	Mar. 31, 2011 Stock Options Fiscal 2005 Plan JPY ( ¥)	Mar. 31, 2011 Stock Options Fiscal 2006 Plan USD ( $)	Mar. 31, 2011 Stock Options Fiscal 2006 Plan JPY ( ¥)	Mar. 31, 2011 Stock Options Fiscal 2007 Plan USD ( $)	Mar. 31, 2011 Stock Options Fiscal 2007 Plan JPY ( ¥)	Mar. 31, 2011 Stock Options Fiscal 2008 Plan USD ( $)	Mar. 31, 2011 Stock Options Fiscal 2008 Plan JPY ( ¥)	Mar. 31, 2011 Stock Options Fiscal 2009 Plan USD ( $)	Mar. 31, 2011 Stock Options Fiscal 2009 Plan JPY ( ¥)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Exercise period		From June 27, 2004 to June 26, 2012	From June 27, 2004 to June 26, 2012	From June 26, 2005 to June 25, 2013	From June 26, 2005 to June 25, 2013	From June 24, 2006 to June 23, 2014	From June 24, 2006 to June 23, 2014	From June 22, 2007 to June 21, 2015	From June 22, 2007 to June 21, 2015	From June 21, 2008 to June 20, 2016	From June 21, 2008 to June 20, 2016	From July 5, 2009 to June 22, 2017	From July 5, 2009 to June 22, 2017	From July 18, 2010 to June 24, 2018	From July 18, 2010 to June 24, 2018
Number of shares Initially granted	18,000,000	453,300	453,300	516,000	516,000	528,900	528,900	477,400	477,400	194,200	194,200	144,980	144,980	147,900	147,900
Exercise Price		$ 87	¥ 7,206	$ 84	¥ 6,991	$ 141	¥ 11,720	$ 227	¥ 18,903	$ 356	¥ 29,611	$ 373	¥ 31,009	$ 203	¥ 16,888

Summary of Information about Stock Options Activity (Detail) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Mar. 31, 2011 USD ( $) Year Investment		Mar. 31, 2011 JPY ( ¥)
Number of shares
Outstanding at beginning of the year	1,370,380		1,370,380
Exercised	(14,000)		(14,000)
Forfeited or expired	(134,020)		(134,020)
Outstanding at end of year	1,222,360		1,222,360
Exercisable at end of year	1,222,360		1,222,360
Weighted average exercise price
Outstanding at beginning of the year	$ 219.62	[1]	¥ 18,261	[1]
Exercised	$ 85.94	[1]	¥ 7,146	[1]
Forfeited or expired	$ 208.15	[1]	¥ 17,308	[1]
Outstanding at end of year	$ 222.41	[1]	¥ 18,493	[1]
Exercisable at end of year	$ 222.41	[1]	¥ 18,493	[1]
Aggregate intrinsic value
Outstanding at end of year	$ 0		¥ 0
Exercisable at end of year	$ 0		¥ 0
Weighted average remaining contractual life
Outstanding at end of year	4.26		4.26
Exercisable at end of year	4.26		4.26

[1]	The exercise prices of the granted options were adjusted in July 2009 for the issuance of new 18 million shares.

Summary of Information about Stock Options Activity (Parenthetical) (Detail) In Millions	1 Months Ended
Jul. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Granted options, issuance of new shares	18

Weighted Average Assumptions in Binominal Option-pricing Model (Detail) (JPY ¥)	12 Months Ended
Mar. 31, 2009
Compensation Related Costs Share Based Payments Disclosure [Line Items]
Weighted-average grant-date fair value	¥ 5,630
Risk-free rate, lower limit	0.60%
Risk-free rate, upper limit	1.52%
Expected volatility	46.00%
Expected dividend yield	1.73%

Changes in Components of Accumulated Other Comprehensive Income (Loss) (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Accumulated Net Unrealized Investment Gain (Loss) USD ( $)	Mar. 31, 2011 Accumulated Net Unrealized Investment Gain (Loss) JPY ( ¥)	Mar. 31, 2010 Accumulated Net Unrealized Investment Gain (Loss) JPY ( ¥)	Mar. 31, 2009 Accumulated Net Unrealized Investment Gain (Loss) JPY ( ¥)	Mar. 31, 2011 Accumulated Defined Benefit Plans Adjustment USD ( $)	Mar. 31, 2011 Accumulated Defined Benefit Plans Adjustment JPY ( ¥)	Mar. 31, 2010 Accumulated Defined Benefit Plans Adjustment JPY ( ¥)	Mar. 31, 2009 Accumulated Defined Benefit Plans Adjustment JPY ( ¥)	Mar. 31, 2011 Accumulated Translation Adjustment USD ( $)	Mar. 31, 2011 Accumulated Translation Adjustment JPY ( ¥)	Mar. 31, 2010 Accumulated Translation Adjustment JPY ( ¥)	Mar. 31, 2009 Accumulated Translation Adjustment JPY ( ¥)	Mar. 31, 2011 Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges USD ( $)	Mar. 31, 2011 Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges JPY ( ¥)	Mar. 31, 2010 Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges JPY ( ¥)	Mar. 31, 2009 Accumulated Net Gain (Loss) from Designated or Qualifying Cash Flow Hedges JPY ( ¥)
Beginning Balance	$ (956)	¥ (79,459)	¥ (92,384)	¥ (19,295)	$ 90	¥ 7,495	¥ (5,615)	¥ 36,286	$ (110)	¥ (9,092)	¥ (16,221)	¥ (4,123)	$ (934)	¥ (77,651)	¥ (71,791)	¥ (53,802)	$ (2)	¥ (211)	¥ 1,243	¥ 2,344
Cumulative effect of applying new accounting standards for the consolidation of variable interest entities, net of tax of ¥2,265 million or $27 million in 2011	(41)	(3,406)			(43)	(3,597)							2	191
Beginning Balance Restated	(997)	(82,865)			47	3,898			(110)	(9,092)			(932)	(77,460)			(2)	(211)
Net unrealized gains (losses) on investment in securities, net of tax of ¥(2,379) or $(29) million in 2011, ¥ (6,610) million in 2010 and ¥ 30,939 million in 2009	39	3,292	11,357	(48,225)	39	3,292	11,357	(48,225)
Reclassification adjustment included in net income, net of tax of ¥(3,289) or $(39) million in 2011, ¥(1,206) million in 2010, and ¥ (3,406) million in 2009	52	4,313	1,753	6,324	52	4,313	1,753	6,324
Defined benefit pension plans, net of tax of ¥1,339 or $16 million in 2011, ¥(4,567) million in 2010, and ¥8,169 million in 2009	(23)	(1,934)	6,601	(11,804)					(23)	(1,934)	6,601	(11,804)
Reclassification adjustment included in net income, net of tax of ¥88 or $1 million in 2011, ¥(358) million in 2010, ¥193 million in 2009	(1)	(72)	528	(294)					(1)	(72)	528	(294)
Foreign currency translation adjustments, net of tax of ¥245 or $3 million in 2011, ¥ (4,487) million in 2010, and ¥2,309 million in 2009	(218)	(18,158)	(6,199)	(18,275)									(218)	(18,158)	(6,199)	(18,275)
Reclassification adjustment included in net income, net of tax of ¥(31) or $0 million in 2011, ¥(235) million in 2010 and ¥(198) million in 2009	1	44	339	286									1	44	339	286
Net unrealized gains (losses) on derivative instruments, net of tax of ¥488 or $6 million in 2011, ¥743 million in 2010, and ¥274 million in 2009	(12)	(1,011)	(630)	(944)													(12)	(1,011)	(630)	(944)
Reclassification adjustment included in net income, net of tax of ¥(150) or $(2) million in 2011, ¥323 million in 2010, and ¥116 million in 2009	2	211	(824)	(157)													2	211	(824)	(157)
Change during year	(160)	(13,315)	12,925	(73,089)	91	7,605	13,110	(41,901)	(24)	(2,006)	7,129	(12,098)	(217)	(18,114)	(5,860)	(17,989)	(10)	(800)	(1,454)	(1,101)
Ending Balance	$ (1,157)	¥ (96,180)	¥ (79,459)	¥ (92,384)	$ 138	¥ 11,503	¥ 7,495	¥ (5,615)	$ (134)	¥ (11,098)	¥ (9,092)	¥ (16,221)	$ (1,149)	¥ (95,574)	¥ (77,651)	¥ (71,791)	$ (12)	¥ (1,011)	¥ (211)	¥ 1,243

Changes in Components of Accumulated Other Comprehensive Income (Loss) (Parenthetical) (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Cumulative effect of applying new accounting standards for the consolidation of variable interest entities, tax	$ 27	¥ 2,265
Net unrealized gains (losses) on investment in securities, tax	(29)	(2,379)	(6,610)	30,939
Reclassification adjustment included in net income, tax	(39)	(3,289)	(1,206)	(3,406)
Defined benefit pension plans, tax	16	1,339	(4,567)	8,169
Reclassification adjustment included in net income, tax	1	88	(358)	193
Foreign currency translation adjustments, tax	3	245	(4,487)	2,309
Reclassification adjustment included in net income, tax	0	(31)	(235)	(198)
Net unrealized gains (losses) on derivative instruments, tax	6	488	743	274
Reclassification adjustment included in net income, tax	$ (2)	¥ (150)	¥ 323	¥ 116

Changes in Number of Shares Issued (Detail) (Common Stock)	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Stockholders Equity Note [Line Items]
Beginning balance	110,229,948	92,217,067	92,193,067
Issuance of common stock	0	18,000,000	0
Exercise of stock options	14,000	11,000	24,000
Conversion of convertible bonds	1,898	1,881	0
Ending balance	110,245,846		92,217,067

ORIX Corporation Shareholders' Equity - Additional Information (Detail) In Millions, except Share data, unless otherwise specified	12 Months Ended														12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Common Stock	Mar. 31, 2010 Common Stock JPY ( ¥)	Mar. 31, 2009 Common Stock	Mar. 31, 2010 Additional Paid-in Capital JPY ( ¥)	Mar. 31, 2009 Additional Paid-in Capital JPY ( ¥)	Mar. 31, 2011 Retained Earnings USD ( $)	Mar. 31, 2011 Retained Earnings JPY ( ¥)	Mar. 31, 2010 Retained Earnings JPY ( ¥)	Mar. 31, 2009 Retained Earnings JPY ( ¥)	Mar. 31, 2011 Maximum	Mar. 31, 2009 Flexible Capital Policy JPY ( ¥)	Mar. 31, 2009 Merger Of Consolidated Subsidiary JPY ( ¥)
Stockholders Equity Note [Line Items]
Dividends to be distributed to shareholders	$ 103	¥ 8,599
Declared date of dividends to be distributed to shareholders	2011-05	2011-05
Record date of dividends to be distributed to shareholders	Mar 31, 2011	Mar 31, 2011
Legal reserve reclassified to retained earnings				2,220
Issuance of common stock, shares					0	18,000,000	0
Issuance of common stock			83,024			41,677		41,347
Amount available for dividends under the Japanese Companies Act	2,904	241,449
Restricted net assets of certain subsidiaries which include regulatory capital requirements for life insurance and banking operations	567	47,121
Equity in undistributed earnings of the companies accounted for by the equity method	202	16,806	8,364	(40,458)						334	27,812
Restricted net assets of certain subsidiaries, percentage to consolidated net assets														25.00%
Treasury stocks acquired	1	70	3	29,294											29,290
Treasury stocks disposed			¥ 291	¥ 1,595					¥ (533)			¥ (531)	¥ (9,915)			¥ 12,013

Brokerage Commissions and Net Gains (Losses) on Investment Securities (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Brokerage commissions	$ 1	¥ 119	¥ 3,418	¥ 5,025
Net gains (losses) on investment securities	201	16,656	14,863	(22,301)
Dividends income	52	4,345	5,072	4,732
Brokerage commissions and net gains (losses) on investment securities	$ 254	¥ 21,120	¥ 23,353	¥ (12,544)

Brokerage Commissions and Net Gains on Investment Securities - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Derivative USD ( $)	Mar. 31, 2011 Derivative JPY ( ¥)	Mar. 31, 2010 Derivative JPY ( ¥)	Mar. 31, 2009 Derivative JPY ( ¥)
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net trading gains (losses)	$ 55	¥ 4,607	¥ 8,762	¥ (13,143)	$ 24	¥ 1,977	¥ (239)	¥ 3,874

Life Insurance Premiums and Related Investment Income (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Life insurance premiums	$ 1,297	¥ 107,860	¥ 104,133	¥ 115,214
Life insurance related investment income	128	10,613	11,465	2,537
Life insurance premiums and related investment income	$ 1,425	¥ 118,473	¥ 115,598	¥ 117,751

Life Insurance Operations - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Amortization of policy acquisition costs charged to income	$ 116	¥ 9,661	¥ 10,994	¥ 11,771

Other Operating Revenues and Other Operating Expenses (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Integrated Facilities Management Operations USD ( $)	Mar. 31, 2011 Integrated Facilities Management Operations JPY ( ¥)	Mar. 31, 2010 Integrated Facilities Management Operations JPY ( ¥)	Mar. 31, 2009 Integrated Facilities Management Operations JPY ( ¥)	Mar. 31, 2011 Vehicle Maintenance and Management Services USD ( $)	Mar. 31, 2011 Vehicle Maintenance and Management Services JPY ( ¥)	Mar. 31, 2010 Vehicle Maintenance and Management Services JPY ( ¥)	Mar. 31, 2009 Vehicle Maintenance and Management Services JPY ( ¥)	Mar. 31, 2011 M & A Advisory Services, Financing Advice, Financial Restructuring Advisory Services and Related Services USD ( $)	Mar. 31, 2011 M & A Advisory Services, Financing Advice, Financial Restructuring Advisory Services and Related Services JPY ( ¥)	Mar. 31, 2010 M & A Advisory Services, Financing Advice, Financial Restructuring Advisory Services and Related Services JPY ( ¥)	Mar. 31, 2009 M & A Advisory Services, Financing Advice, Financial Restructuring Advisory Services and Related Services JPY ( ¥)	Mar. 31, 2011 Facilities Management of Golf Courses USD ( $)	Mar. 31, 2011 Facilities Management of Golf Courses JPY ( ¥)	Mar. 31, 2010 Facilities Management of Golf Courses JPY ( ¥)	Mar. 31, 2009 Facilities Management of Golf Courses JPY ( ¥)	Mar. 31, 2011 Facilities Management of Hotels and Japanese Inns USD ( $)	Mar. 31, 2011 Facilities Management of Hotels and Japanese Inns JPY ( ¥)	Mar. 31, 2010 Facilities Management of Hotels and Japanese Inns JPY ( ¥)	Mar. 31, 2009 Facilities Management of Hotels and Japanese Inns JPY ( ¥)	Mar. 31, 2011 Other Segment USD ( $)	Mar. 31, 2011 Other Segment JPY ( ¥)	Mar. 31, 2010 Other Segment JPY ( ¥)	Mar. 31, 2009 Other Segment JPY ( ¥)
Other operating revenues	$ 3,200	¥ 266,000	¥ 266,397	¥ 289,403	$ 120	¥ 9,978	¥ 9,075	¥ 35,391	$ 490	¥ 40,760	¥ 41,408	¥ 44,958	$ 609	¥ 50,659	¥ 54,996	¥ 45,894	$ 279	¥ 23,163	¥ 23,354	¥ 21,556	$ 336	¥ 27,966	¥ 23,463	¥ 21,124	$ 1,366	¥ 113,474	¥ 114,101	¥ 120,480
Other operating expenses	$ 1,886	¥ 156,827	¥ 149,872	¥ 171,557	$ 67	¥ 5,600	¥ 5,074	¥ 29,384	$ 406	¥ 33,790	¥ 34,837	¥ 38,129					$ 253	¥ 21,012	¥ 19,793	¥ 18,033	$ 312	¥ 25,943	¥ 22,655	¥ 18,129	$ 848	¥ 70,482	¥ 67,513	¥ 67,882

Write-Downs of Long-Lived Assets - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Office Building USD ( $) Location	Mar. 31, 2011 Office Building JPY ( ¥)	Mar. 31, 2010 Office Building JPY ( ¥) Location	Mar. 31, 2009 Office Building JPY ( ¥) Location	Mar. 31, 2011 Condominiums Held for Sale JPY ( ¥) Location	Mar. 31, 2010 Condominiums Held for Sale JPY ( ¥) Location	Mar. 31, 2009 Condominiums Held for Sale JPY ( ¥) Location	Mar. 31, 2011 Condominiums JPY ( ¥) Location	Mar. 31, 2011 Commercial Facilities Other Than Office USD ( $) Location	Mar. 31, 2011 Commercial Facilities Other Than Office JPY ( ¥)	Mar. 31, 2010 Commercial Facilities Other Than Office JPY ( ¥) Location	Mar. 31, 2011 Property, Plant and Equipment, Other Types USD ( $)	Mar. 31, 2011 Property, Plant and Equipment, Other Types JPY ( ¥)	Mar. 31, 2010 Property, Plant and Equipment, Other Types JPY ( ¥)	Mar. 31, 2009 Property, Plant and Equipment, Other Types JPY ( ¥)
Impaired Long-Lived Assets Held and Used [Line Items]
Impairment losses	$ 244	¥ 20,310	¥ 9,483	¥ 3,829	$ 30	¥ 2,464	¥ 1,025	¥ 3,590	¥ 1,353	¥ 2,451	¥ 156	¥ 2,758	$ 64	¥ 5,284	¥ 1,461	$ 102	¥ 8,451	¥ 4,546	¥ 83
Number of impaired assets					7	7	4	5	26	43	25	18	12	12	4
Write-downs of long-lived assets	$ 227	¥ 18,853	¥ 6,977	¥ 3,673
Number of impaired assets held for use								2
Number of impaired assets reclassified to held for use								3

Discontinued Operations - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Subsidiaries USD ( $)	Mar. 31, 2011 Subsidiaries JPY ( ¥)	Mar. 31, 2010 Subsidiaries JPY ( ¥)	Mar. 31, 2009 Subsidiaries JPY ( ¥)	Mar. 31, 2011 Real Estate USD ( $)	Mar. 31, 2011 Real Estate JPY ( ¥)	Mar. 31, 2010 Real Estate JPY ( ¥)	Mar. 31, 2009 Real Estate JPY ( ¥)
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Gains on sales of subsidiaries and business units	$ 173	¥ 14,393	¥ 14,056	¥ 19,653	$ 83	¥ 6,895	¥ 2,810	¥ 2
Disposal group, trade notes, accounts payable and other liabilities	1	86
Disposal group, cash and cash equivalents	0	4
Gains on sales of real estate properties	120	9,968	7,552	11,426					90	7,498	11,246	19,651
Rental properties held for sale									$ 331	¥ 27,486	¥ 31,611

Discontinued Operations (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Revenues	$ 277		¥ 23,040		¥ 51,041		¥ 64,756
Income from discontinued operations, net	163	[1],[2]	13,556	[1],[2]	14,453	[1],[2]	17,883	[1],[2]
Provision for income taxes	(64)	[2]	(5,297)	[2]	(5,715)	[2]	(8,719)	[2]
Discontinued operations, net of applicable tax effect	$ 99	[2]	¥ 8,259	[2]	¥ 8,738	[2]	¥ 9,164	[2]

[1]	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥19,653 million, ¥14,056 million and ¥14,393 million ( $173 million) in fiscal 2009, 2010 and 2011, respectively.
[2]	Pursuant to FASB Accounting Standards Codification 205-20 ("Presentation of Financial Statements-Discontinued Operations"), the results of operations which meet the criteria for discontinued operations are reported as a separate component of income, and those related amounts that had been previously reported are reclassified.

Discontinued Operations (Parenthetical) (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Income from discontinued operations, aggregate gains on sales of subsidiaries, business units, and rental properties	$ 173	¥ 14,393	¥ 14,056	¥ 19,653

Per Share Data - Additional Information (Detail) In Thousands	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2009
Stock Options
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive shares excluded from calculation of diluted EPS	1,139	1,411	1,227
Convertible bond
Antidilutive Securities Excluded from Computation of Earnings Per Share [Line Items]
Antidilutive shares excluded from calculation of diluted EPS		2,475	2,299

Reconciliation of the Differences Between Basic and Diluted Earnings Per Share (EPS) (Detail) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Earnings Per Share, Diluted [Line Items]
Income attributable to ORIX Corporation from continuing operations	$ 710	¥ 59,063	¥ 28,984	¥ 12,991
Effect of dilutive securities-
Expense related to convertible bond	29	2,393	1,305	392
Income from continuing operations for diluted EPS computation	$ 739	¥ 61,456	¥ 30,289	¥ 13,383
Earnings per share for income attributable to ORIX Corporation from continuing operations:
Basic	$ 6.61	¥ 549.49	¥ 284.43	¥ 146.11
Diluted	$ 5.6	¥ 465.55	¥ 244.96	¥ 140.21
Weighted-average shares	107,489	107,489	101,901	88,910
Effect of dilutive securities-
Conversion of convertible bond	24,412	24,412	21,664	6,472
Exercise of stock options	107	107	86	64
Weighted-average shares for diluted EPS computation	132,008	132,008	123,651	95,446

Derivative Financial Instruments and Hedging - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)
Derivative Instruments, Gain (Loss) [Line Items]
Net gains (losses) on cash flow hedges reclassified from accumulated other comprehensive income (loss) into earnings	$ (3)	¥ (211)	¥ 824	¥ 157
Net gains (losses), which represent the total ineffectiveness of cash flow hedges recorded in earnings				3
Net derivative losses included in accumulated other comprehensive income (loss), that will be reclassified into earnings within fiscal 2012	(66)	(5,456)
Net gains (losses) hedge ineffectiveness associated with instruments designated as fair value hedges recorded in earnings	$ (3)	¥ (231)	¥ (307)	¥ (20)

The Effect of Derivative Instruments on the Consolidated Statements of Income, Pre-tax (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 Cash flow hedges Interest rate swap agreements USD ( $)	Mar. 31, 2011 Cash flow hedges Interest rate swap agreements JPY ( ¥)	Mar. 31, 2010 Cash flow hedges Interest rate swap agreements JPY ( ¥)	Mar. 31, 2009 Cash flow hedges Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Cash flow hedges Interest rate swap agreements Interest on loans and investment securities/Interest expense USD ( $)	Mar. 31, 2011 Cash flow hedges Interest rate swap agreements Interest on loans and investment securities/Interest expense JPY ( ¥)	Mar. 31, 2010 Cash flow hedges Interest rate swap agreements Interest on loans and investment securities/Interest expense JPY ( ¥)	Mar. 31, 2009 Cash flow hedges Interest rate swap agreements Interest on loans and investment securities/Interest expense JPY ( ¥)	Mar. 31, 2011 Cash flow hedges Foreign exchange contracts USD ( $)	Mar. 31, 2011 Cash flow hedges Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Cash flow hedges Foreign exchange contracts JPY ( ¥)	Mar. 31, 2009 Cash flow hedges Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Cash flow hedges Foreign exchange contracts Foreign currency transaction loss USD ( $)	Mar. 31, 2011 Cash flow hedges Foreign exchange contracts Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2010 Cash flow hedges Foreign exchange contracts Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2009 Cash flow hedges Foreign exchange contracts Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2011 Cash flow hedges Foreign currency swap agreements USD ( $)	Mar. 31, 2011 Cash flow hedges Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2010 Cash flow hedges Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2009 Cash flow hedges Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Cash flow hedges Foreign currency swap agreements Interest on loans and investment securities/Interest expense/Foreign currency transaction loss USD ( $)	Mar. 31, 2011 Cash flow hedges Foreign currency swap agreements Interest on loans and investment securities/Interest expense/Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2010 Cash flow hedges Foreign currency swap agreements Interest on loans and investment securities/Interest expense/Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2009 Cash flow hedges Foreign currency swap agreements Interest on loans and investment securities/Interest expense/Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2009 Cash flow hedges Foreign currency swap agreements Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2011 Fair value hedges Interest rate swap agreements Interest on loans and investment securities/Interest expense USD ( $)	Mar. 31, 2011 Fair value hedges Interest rate swap agreements Interest on loans and investment securities/Interest expense JPY ( ¥)	Mar. 31, 2010 Fair value hedges Interest rate swap agreements Interest on loans and investment securities/Interest expense JPY ( ¥)	Mar. 31, 2009 Fair value hedges Interest rate swap agreements Interest on loans and investment securities/Interest expense JPY ( ¥)	Mar. 31, 2011 Fair value hedges Foreign exchange contracts Foreign currency transaction loss USD ( $)	Mar. 31, 2011 Fair value hedges Foreign exchange contracts Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2010 Fair value hedges Foreign exchange contracts Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2009 Fair value hedges Foreign exchange contracts Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2011 Fair value hedges Foreign currency swap agreements Foreign currency transaction loss USD ( $)	Mar. 31, 2011 Fair value hedges Foreign currency swap agreements Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2010 Fair value hedges Foreign currency swap agreements Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2009 Fair value hedges Foreign currency swap agreements Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2011 Fair value hedges Foreign currency long-term-debt Foreign currency transaction loss USD ( $)	Mar. 31, 2011 Fair value hedges Foreign currency long-term-debt Foreign currency transaction loss JPY ( ¥)	Mar. 31, 2011 Hedges of net investment in foreign operations Foreign exchange contracts USD ( $)	Mar. 31, 2011 Hedges of net investment in foreign operations Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Hedges of net investment in foreign operations Foreign exchange contracts JPY ( ¥)	Mar. 31, 2009 Hedges of net investment in foreign operations Foreign exchange contracts JPY ( ¥)	Mar. 31, 2009 Hedges of net investment in foreign operations Foreign exchange contracts Brokerage commissions and net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2011 Hedges of net investment in foreign operations Foreign exchange contracts Gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net USD ( $)	Mar. 31, 2011 Hedges of net investment in foreign operations Foreign exchange contracts Gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net JPY ( ¥)	Mar. 31, 2010 Hedges of net investment in foreign operations Foreign exchange contracts Gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net JPY ( ¥)	Mar. 31, 2011 Hedges of net investment in foreign operations Borrowings and bonds in local currency USD ( $)	Mar. 31, 2011 Hedges of net investment in foreign operations Borrowings and bonds in local currency JPY ( ¥)	Mar. 31, 2010 Hedges of net investment in foreign operations Borrowings and bonds in local currency JPY ( ¥)	Mar. 31, 2009 Hedges of net investment in foreign operations Borrowings and bonds in local currency JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Other operating revenues/expenses USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2009 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign exchange contracts Brokerage commissions and net gains (losses) on investment securities USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign exchange contracts Brokerage commissions and net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Foreign exchange contracts Brokerage commissions and net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2009 Trading derivatives or derivatives not designated as hedging instruments Foreign exchange contracts Brokerage commissions and net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Other operating revenues/expenses USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2009 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Future Brokerage commissions and net gains (losses) on investment securities USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Future Brokerage commissions and net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Future Brokerage commissions and net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2009 Trading derivatives or derivatives not designated as hedging instruments Future Brokerage commissions and net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Other operating revenues/expenses USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2009 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Options held/written, Caps held Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2009 Trading derivatives or derivatives not designated as hedging instruments Options held/written, Caps held Other operating revenues/expenses JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Options Held (Written), Caps Held and Other Other operating revenues/expenses USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Options Held (Written), Caps Held and Other Other operating revenues/expenses JPY ( ¥)
Derivative Instruments, Gain (Loss) [Line Items]
Gains (losses) recognized in other comprehensive income on derivative (effective portion)	$ 7	¥ 598	¥ 1,070	¥ (2,367)					$ 6	¥ 526	¥ (28)	¥ 193					$ (32)	¥ (2,623)	¥ (2,415)	¥ 956																				$ 54	¥ 4,468	¥ (45)	¥ 6,618					$ 45	¥ 3,711	¥ 1,783	¥ 1,393
Gains (losses) reclassified from accumulated other comprehensive income (loss) into income (effective portion)					(4)	(313)	(89)	170					3	291	(28)	1					5	383	1,264	102																				2	0	39	820	0	0	0	0
Gains (losses) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)					0	0	0	0					0	0	0	0					0	0	0		3																			0	0	0	0	0	0	0	0
Gains (losses) recognized in income on derivative																										24	1,986	924	(682)	105	8,765	4,700	4,633	52	4,297	349	1,057	14	1,193													0	34	14	40	(3)	(245)	67	293	0	(10)	998	(945)	23	1,897	(147)	3,778	(8)	(675)	383	105	(477)	445	8	660
Gains (losses) recognized in income on hedged item																										$ (27)	¥ (2,217)	¥ (1,231)	¥ 662	$ (105)	¥ (8,765)	¥ (4,700)	¥ (4,633)	$ (52)	¥ (4,297)	¥ (349)	¥ (1,057)	$ (14)	¥ (1,193)

Notional Amounts of Derivative Instruments and Fair Values of Derivative Instruments in Consolidated Balance Sheets (Detail) In Millions	Mar. 31, 2011 Derivatives designated as hedging instruments and other Interest rate swap agreements USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Interest rate swap agreements JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Interest rate swap agreements Other Receivables USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Interest rate swap agreements Other Receivables JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Interest rate swap agreements Other Receivables JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Interest rate swap agreements Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Interest rate swap agreements Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Interest rate swap agreements Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts Other Receivables USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts Other Receivables JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts Other Receivables JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Futures, Foreign exchange contracts Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency swap agreements USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency swap agreements Other Receivables USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency swap agreements Other Receivables JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Foreign currency swap agreements Other Receivables JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency swap agreements Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency swap agreements Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2010 Derivatives designated as hedging instruments and other Foreign currency swap agreements Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency long-term-debt USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency long-term-debt JPY ( ¥)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency long-term-debt Other Receivables USD ( $)	Mar. 31, 2011 Derivatives designated as hedging instruments and other Foreign currency long-term-debt Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Other Receivables USD ( $)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Other Receivables JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Interest rate swap agreements Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts Other Receivables USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts Other Receivables JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts Other Receivables JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Futures, Foreign exchange contracts Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Other Receivables USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Other Receivables JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Other Receivables JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Foreign currency swap agreements Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Options held/written, Caps held JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Options held/written, Caps held Other Receivables JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Options held/written, Caps held Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Other Receivables USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Other Receivables JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Other Receivables JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2010 Trading derivatives or derivatives not designated as hedging instruments Credit derivatives held/written Trade notes, accounts payable and other liabilities JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Options Held (Written), Caps Held and Other USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Options Held (Written), Caps Held and Other JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Options Held (Written), Caps Held and Other Other Receivables USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Options Held (Written), Caps Held and Other Other Receivables JPY ( ¥)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Options Held (Written), Caps Held and Other Trade notes, accounts payable and other liabilities USD ( $)	Mar. 31, 2011 Trading derivatives or derivatives not designated as hedging instruments Options Held (Written), Caps Held and Other Trade notes, accounts payable and other liabilities JPY ( ¥)
Derivatives, Fair Value [Line Items]
Notional amount	$ 3,321	¥ 276,132	¥ 170,193							$ 1,964	¥ 163,342	¥ 171,681							$ 2,158	¥ 179,429	¥ 207,049							$ 236	¥ 19,616			$ 38	¥ 3,129	¥ 9,096						$ 2,738	¥ 227,640	¥ 379,754							$ 121	¥ 10,073	¥ 10,567							¥ 21,690			$ 433	¥ 36,027	¥ 48,490							$ 1,492	¥ 124,034
Asset derivatives Fair value				25	2,070	191							13	1,075	834							157	13,072	12,671						0					0	1							19	1,558	1,241							20	1,694	1,053					555					1	49	528						42	3,467
Liability derivatives Fair value							$ 15	¥ 1,273	¥ 2,862							$ 42	¥ 3,509	¥ 4,968							$ 383	¥ 31,830	¥ 22,053				$ 0						$ 1	¥ 47	¥ 94							$ 18	¥ 1,459	¥ 769							$ 20	¥ 1,651	¥ 1,000			¥ 189							$ 3	¥ 236	¥ 40					$ 25	¥ 2,071

Details of Credit Derivatives Written (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 Credit default swap USD ( $)		Mar. 31, 2011 Credit default swap JPY ( ¥)		Mar. 31, 2010 Credit default swap JPY ( ¥)		Mar. 31, 2011 Total return swap USD ( $)		Mar. 31, 2011 Total return swap JPY ( ¥)		Mar. 31, 2010 Total return swap JPY ( ¥)
Credit Derivatives [Line Items]
The events or circumstances that would require the seller to perform under the credit derivative	In case of credit event (bankruptcy, failure to pay, restructuring) occurring in underlying reference company	[1]	In case of credit event (bankruptcy, failure to pay, restructuring) occurring in underlying reference company	[1]	In case of credit event (bankruptcy, failure to pay, restructuring) occurring in underlying reference company	[1]	In case of underlying reference CMBS price falling beyond certain extent	[2]	In case of underlying reference CMBS price falling beyond certain extent	[2]	In case of underlying reference CMBS price falling beyond certain extent	[2]
Maximum potential amount of future payment under the credit derivative	$ 84		¥ 7,000		¥ 7,000		$ 344		¥ 28,606		¥ 41,146
Approximate remaining term of the credit derivative	Less than one year		Less than one year		Less than two years		Less than one year		Less than one year		Less than two years
Fair value of the credit derivative	$ 1		¥ 48		¥ (1)		$ (3)		¥ (236)		¥ 493

[1]	Underlying reference company's credit ratings are BBB+ or better rated by rating agencies as of March 31, 2010 and 2011.
[2]	Underlying reference CMBS is highest grade tranche and its credit rating is BBB or better rated by rating agencies as of March 31, 2010 and 2011. Unless such highest grade tranche of CMBS incurs a loss, the Company and its subsidiaries will not suffer a loss.

Significant Concentrations of Credit Risk - Additional Information (Detail) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2010	Mar. 31, 2011 Japan USD ( $)	Mar. 31, 2011 Japan JPY ( ¥)	Mar. 31, 2010 Japan JPY ( ¥)	Mar. 31, 2011 U.S. USD ( $)	Mar. 31, 2011 U.S. JPY ( ¥)	Mar. 31, 2010 U.S. JPY ( ¥)	Mar. 31, 2011 Real Estate Investment	Mar. 31, 2010 Real Estate Investment
Concentration Risk [Line Items]
Concentration of risk description	No concentration with a single obligor exceeded 1% of consolidated total assets	No concentration with a single obligor exceeded 1% of consolidated total assets
Credit exposures on a geographic basis			$ 58,378	¥ 4,854,000	¥ 4,809,000	$ 12,040	¥ 1,001,000	¥ 387,000
Concentration risk , percentage			76.00%	76.00%	85.00%				12.70%	14.40%

Financial Instruments and Derivatives Financial Instruments, Except for Investment in Direct Financing Leases, Investment in Subsidiaries and Affiliates, Pension Obligations and Insurance Contracts (Detail)
In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 USD ( $)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2008 JPY ( ¥)	Mar. 31, 2011 Carrying amount Trading Instruments USD ( $)	Mar. 31, 2011 Carrying amount Trading Instruments JPY ( ¥)	Mar. 31, 2010 Carrying amount Trading Instruments JPY ( ¥)	Mar. 31, 2011 Carrying amount Trading Instruments Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2011 Carrying amount Trading Instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Carrying amount Trading Instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Carrying amount Trading Instruments Credit derivatives held/written USD ( $)	Mar. 31, 2011 Carrying amount Trading Instruments Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Carrying amount Trading Instruments Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Carrying amount Trading Instruments Options held/written, Caps held JPY ( ¥)	Mar. 31, 2011 Carrying amount Trading Instruments Options Held (Written), Caps Held and Other USD ( $)	Mar. 31, 2011 Carrying amount Trading Instruments Options Held (Written), Caps Held and Other JPY ( ¥)	Mar. 31, 2011 Carrying amount Non Trading Instruments Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2011 Carrying amount Non Trading Instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Carrying amount Non Trading Instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Carrying amount Non Trading Instruments Assets USD ( $)	Mar. 31, 2011 Carrying amount Non Trading Instruments Assets JPY ( ¥)	Mar. 31, 2010 Carrying amount Non Trading Instruments Assets JPY ( ¥)	Mar. 31, 2011 Carrying amount Non Trading Instruments Investment in securities USD ( $)	Mar. 31, 2011 Carrying amount Non Trading Instruments Investment in securities JPY ( ¥)	Mar. 31, 2010 Carrying amount Non Trading Instruments Investment in securities JPY ( ¥)	Mar. 31, 2011 Carrying amount Non Trading Instruments Liabilities USD ( $)	Mar. 31, 2011 Carrying amount Non Trading Instruments Liabilities JPY ( ¥)	Mar. 31, 2010 Carrying amount Non Trading Instruments Liabilities JPY ( ¥)	Mar. 31, 2011 Carrying amount Non Trading Instruments Foreign currency swap agreements USD ( $)	Mar. 31, 2011 Carrying amount Non Trading Instruments Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2010 Carrying amount Non Trading Instruments Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Carrying amount Non Trading Instruments Interest rate swap agreements USD ( $)	Mar. 31, 2011 Carrying amount Non Trading Instruments Interest rate swap agreements JPY ( ¥)	Mar. 31, 2010 Carrying amount Non Trading Instruments Interest rate swap agreements JPY ( ¥)	Mar. 31, 2011 Estimated fair value Trading Instruments USD ( $)	Mar. 31, 2011 Estimated fair value Trading Instruments JPY ( ¥)	Mar. 31, 2010 Estimated fair value Trading Instruments JPY ( ¥)	Mar. 31, 2011 Estimated fair value Trading Instruments Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2011 Estimated fair value Trading Instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Estimated fair value Trading Instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Estimated fair value Trading Instruments Credit derivatives held/written USD ( $)	Mar. 31, 2011 Estimated fair value Trading Instruments Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Estimated fair value Trading Instruments Credit derivatives held/written JPY ( ¥)	Mar. 31, 2010 Estimated fair value Trading Instruments Options held/written, Caps held JPY ( ¥)	Mar. 31, 2011 Estimated fair value Trading Instruments Options Held (Written), Caps Held and Other USD ( $)	Mar. 31, 2011 Estimated fair value Trading Instruments Options Held (Written), Caps Held and Other JPY ( ¥)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Futures, Foreign exchange contracts USD ( $)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2010 Estimated fair value Non Trading Instruments Futures, Foreign exchange contracts JPY ( ¥)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Assets USD ( $)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Assets JPY ( ¥)	Mar. 31, 2010 Estimated fair value Non Trading Instruments Assets JPY ( ¥)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Investment in securities USD ( $)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Investment in securities JPY ( ¥)	Mar. 31, 2010 Estimated fair value Non Trading Instruments Investment in securities JPY ( ¥)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Liabilities USD ( $)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Liabilities JPY ( ¥)	Mar. 31, 2010 Estimated fair value Non Trading Instruments Liabilities JPY ( ¥)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Foreign currency swap agreements USD ( $)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2010 Estimated fair value Non Trading Instruments Foreign currency swap agreements JPY ( ¥)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Interest rate swap agreements USD ( $)	Mar. 31, 2011 Estimated fair value Non Trading Instruments Interest rate swap agreements JPY ( ¥)	Mar. 31, 2010 Estimated fair value Non Trading Instruments Interest rate swap agreements JPY ( ¥)
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Trading securities	$ 866	¥ 71,991		¥ 49,596			$ 866	¥ 71,991	¥ 49,596																												$ 866	¥ 71,991	¥ 49,596
Assets	103,206	8,581,582		7,739,800						18	1,524	1,198	1	49	528	555	42	3,467	13	1,109	877										178	14,766	13,724	25	2,070	192				18	1,524	1,198	1	49	528	555	42	3,467	13	1,109	877										178	14,766	13,724	25	2,070	192
Liabilities	86,670	7,206,652		6,395,244						15	1,254	766	3	236	40	189	25	2,071	45	3,714	4,971										403	33,481	23,053	16	1,320	2,956				15	1,254	766	3	236	40	189	25	2,071	45	3,714	4,971										403	33,481	23,053	16	1,320	2,956
Cash and Cash Equivalents	8,805	732,127	7,686	639,087	459,969	320,655																8,805	732,127	639,087																												8,805	732,127	639,087
Restricted cash	1,420	118,065		77,486																		1,420	118,065	77,486																												1,420	118,065	77,486
Time Deposits	62	5,148		548																		62	5,148	548																												62	5,148	548
Installment loans (net of allowance for probable loan losses)																						34,278	2,850,215	2,330,697																												34,406	2,860,886	2,318,466
Practicable to estimate fair value																									11,270	937,129	903,658																												11,275	937,541	902,943
Not practicable to estimate fair value																									2,000	166,261	150,904																												2,000	166,261	150,904
Short-Term Debt	5,756	478,633		573,565																								5,756	478,633	573,565																												5,756	478,633	573,565
Deposits	12,810	1,065,175		853,269																								12,810	1,065,175	853,269																												12,874	1,070,513	855,620
Long-Term Debt	$ 54,495	¥ 4,531,268		¥ 3,836,270																								$ 54,495	¥ 4,531,268	¥ 3,836,270																												$ 54,014	¥ 4,491,271	¥ 3,869,238

Commitments Guarantees and Contingent Liabilities - Additional Information (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Corporate loans USD ( $)	Mar. 31, 2011 Corporate loans JPY ( ¥)	Mar. 31, 2010 Corporate loans JPY ( ¥)	Mar. 31, 2011 Corporate loans Performance Guarantee USD ( $)	Mar. 31, 2011 Corporate loans Performance Guarantee JPY ( ¥)
Commitments and Contingencies Disclosure [Line Items]
Commitments for purchase of equipment to be leased at cost	$ 137	¥ 11,423
Total rental payments under operating lease agreements	98	8,131	9,571	10,422
Payments for computer systems under non-cancelable contracts	9	759	1,029	985
Longest non-cancelable contracts matured period	Mature in fiscal 2013	Mature in fiscal 2013
Estimated construction costs	1,630	135,567
Total unused credit and capital amount available	934	77,694
Guarantee Obligations Maximum Exposure	5,971	496,452	340,249		3,756	312,273	321,448	14,877	1,237,000
Guarantee Obligations Current Carrying Value	$ 79	¥ 6,533	¥ 5,631		$ 24	¥ 1,958	¥ 2,986	$ 8	¥ 702

The Minimum Future Rentals on Non-Cancelable Operating Leases (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Schedule of Operating Leases [Line Items]
2012	$ 43	¥ 3,587
2013	41	3,404
2014	30	2,485
2015	25	2,105
2016	23	1,924
Thereafter	197	16,384
Total	$ 359	¥ 29,889

Amounts Due under Non Cancelable Contracts (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)
Commitments and Contingencies Disclosure [Line Items]
2012	$ 4	¥ 382
2013	1	60
Total	$ 5	¥ 442

Summary of Potential Future Payments and Book Value Recorded as Guarantee Liabilities of Guarantee Contracts Outstanding (Detail) In Millions	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2011 Corporate loans USD ( $)	Mar. 31, 2011 Corporate loans JPY ( ¥)	Mar. 31, 2010 Corporate loans JPY ( ¥)	Mar. 31, 2011 Transferred Loans USD ( $)	Mar. 31, 2011 Transferred Loans JPY ( ¥)	Mar. 31, 2010 Transferred Loans JPY ( ¥)	Mar. 31, 2011 Housing Loans USD ( $)	Mar. 31, 2011 Housing Loans JPY ( ¥)	Mar. 31, 2010 Housing Loans JPY ( ¥)	Mar. 31, 2011 Other USD ( $)	Mar. 31, 2011 Other JPY ( ¥)	Mar. 31, 2010 Other JPY ( ¥)
Guarantor Obligations [Line Items]
Maturity of the longest contract (Years)				2018	2018	2017	2043	2043		2051	2051	2051	2018	2018	2012
Potential future payment	$ 5,971	¥ 496,452	¥ 340,249	$ 3,756	¥ 312,273	¥ 321,448	$ 2,008	¥ 166,936	¥ 0	$ 204	¥ 16,949	¥ 18,798	$ 3	¥ 294	¥ 3
Book value of guarantee liabilities	$ 79	¥ 6,533	¥ 5,631	$ 24	¥ 1,958	¥ 2,986	$ 27	¥ 2,218	¥ 0	$ 28	¥ 2,353	¥ 2,644	$ 0	¥ 4	¥ 1

Financial Information of Segments (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)		Mar. 31, 2011 JPY ( ¥)		Mar. 31, 2010 JPY ( ¥)		Mar. 31, 2009 JPY ( ¥)		Mar. 31, 2011 Corporate Financial Services USD ( $)	Mar. 31, 2011 Corporate Financial Services JPY ( ¥)	Mar. 31, 2010 Corporate Financial Services JPY ( ¥)	Mar. 31, 2009 Corporate Financial Services JPY ( ¥)	Mar. 31, 2011 Maintenance Leasing USD ( $)	Mar. 31, 2011 Maintenance Leasing JPY ( ¥)	Mar. 31, 2010 Maintenance Leasing JPY ( ¥)	Mar. 31, 2009 Maintenance Leasing JPY ( ¥)	Mar. 31, 2011 Real Estate USD ( $)	Mar. 31, 2011 Real Estate JPY ( ¥)	Mar. 31, 2010 Real Estate JPY ( ¥)	Mar. 31, 2009 Real Estate JPY ( ¥)	Mar. 31, 2011 Investment Banking USD ( $)	Mar. 31, 2011 Investment Banking JPY ( ¥)	Mar. 31, 2010 Investment Banking JPY ( ¥)	Mar. 31, 2009 Investment Banking JPY ( ¥)	Mar. 31, 2011 Retail USD ( $)	Mar. 31, 2011 Retail JPY ( ¥)	Mar. 31, 2010 Retail JPY ( ¥)	Mar. 31, 2009 Retail JPY ( ¥)	Mar. 31, 2011 Overseas USD ( $)	Mar. 31, 2011 Overseas JPY ( ¥)	Mar. 31, 2010 Overseas JPY ( ¥)	Mar. 31, 2009 Overseas JPY ( ¥)	Mar. 31, 2011 Total USD ( $)	Mar. 31, 2011 Total JPY ( ¥)	Mar. 31, 2010 Total JPY ( ¥)	Mar. 31, 2009 Total JPY ( ¥)
Segment Reporting Information [Line Items]
Revenues	$ 11,667		¥ 970,110		¥ 912,294		¥ 1,032,486		$ 1,242	¥ 103,239	¥ 98,063	¥ 116,352	$ 2,716	¥ 225,830	¥ 226,179	¥ 242,572	$ 2,617	¥ 217,590	¥ 215,001	¥ 303,030	$ 790	¥ 65,661	¥ 73,422	¥ 72,868	$ 1,789	¥ 148,768	¥ 155,491	¥ 181,997	$ 2,126	¥ 176,875	¥ 185,906	¥ 167,635	$ 11,280	¥ 937,963	¥ 954,062	¥ 1,084,454
Interest revenue									289	24,024	33,737	52,105	2	189	74	23	159	13,181	16,021	27,157	287	23,889	24,113	21,019	339	28,171	34,174	56,834	419	34,841	26,926	36,986	1,495	124,295	135,045	194,124
Interest expense	1,485		123,503		82,029		101,919		163	13,585	19,149	23,947	60	4,998	5,611	6,676	231	19,218	21,520	22,676	74	6,145	6,881	5,135	108	8,980	10,580	10,585	204	16,931	17,273	29,432	840	69,857	81,014	98,451
Depreciation and amortization	2,026		168,442		167,266		189,215		82	6,808	11,993	23,650	1,171	97,394	98,943	97,447	212	17,668	17,601	16,181	16	1,327	3,740	4,479	114	9,480	11,495	14,635	328	27,255	28,588	34,942	1,923	159,932	172,360	191,334
Other significant non-cash items:
Provision for doubtful receivables and probable loan losses	374		31,122		71,529		76,985		151	12,699	40,509	42,414	24	1,955	2,013	3,596	14	1,131	9,521	6,396	82	6,810	2,306	2,162	17	1,409	9,277	18,524	39	3,226	7,901	3,893	327	27,230	71,527	76,985
Write-downs of long-lived assets	227		18,853		6,977		3,673		1	104	152	0	0	0	0	0	160	13,278	4,379	3,590	12	996	283	0	0	0	0	0	21	1,770	2,163	83	194	16,148	6,977	3,673
Decrease in policy liabilities	(141)		(11,692)		(32,927)		(43,495)		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	141	11,692	32,927	43,495	0	0	0	0	141	11,692	32,927	43,495
Equity in net income (loss) of affiliates and gains (losses) on sales of subsidiaries and affiliates and liquidation losses, net									5	387	679	(346)	2	157	86	61	31	2,585	3,747	15,983	17	1,433	(6,299)	(63,276)	1	52	19,039	86	160	13,382	8,635	5,273	216	17,996	25,887	(42,219)
Discontinued operations	163	[1],[2]	13,556	[1],[2]	14,453	[1],[2]	17,883	[1],[2]	(4)	(349)	(171)	(58)	0	0	0	0	80	6,688	12,653	21,590	84	6,905	2,704	(4,203)	0	0	0	0	(1)	(51)	(733)	554	159	13,193	14,453	17,883
Segment profits (losses)									123	10,247	(18,983)	(10,702)	315	26,203	23,307	28,015	1	54	138	59,185	156	13,000	(2,848)	(74,217)	286	23,777	31,104	9,573	549	45,639	37,142	20,066	1,430	118,920	69,860	31,920
Segment assets	103,206		8,581,582		7,739,800		8,369,736		12,100	1,006,107	1,178,879	1,527,317	6,046	502,738	515,716	612,351	18,519	1,539,814	1,677,402	1,833,653	5,631	468,231	472,705	507,066	19,888	1,653,704	1,578,758	1,448,804	11,692	972,224	860,815	949,852	73,876	6,142,818	6,284,275	6,879,043
Long-lived assets									706	58,685	47,150	43,566	3,755	312,261	303,809	338,356	12,220	1,016,039	1,013,190	999,018	293	24,373	27,016	37,278	513	42,686	44,838	46,057	2,330	193,724	133,462	143,458	19,817	1,647,768	1,569,465	1,607,733
Expenditures for long-lived assets									93	7,748	4,581	6,824	1,423	118,283	77,261	143,757	484	40,270	51,001	293,984	26	2,164	807	2,600	1	86	24	0	699	58,156	26,939	52,606	2,726	226,707	160,613	499,771
Investment in Affiliates	$ 4,490		¥ 373,376		¥ 409,711				$ 199	¥ 16,510	¥ 16,233	¥ 15,434	$ 9	¥ 710	¥ 631	¥ 566	$ 1,014	¥ 84,325	¥ 82,768	¥ 76,794	$ 657	¥ 54,634	¥ 56,076	¥ 82,701	$ 1,327	¥ 110,375	¥ 167,293	¥ 7,584	$ 1,284	¥ 106,813	¥ 86,700	¥ 77,067	$ 4,490	¥ 373,367	¥ 409,701	¥ 260,146

[1]	Income from discontinued operations, net includes aggregate gains on sales of subsidiaries, business units, and rental properties in the amount of ¥19,653 million, ¥14,056 million and ¥14,393 million ( $173 million) in fiscal 2009, 2010 and 2011, respectively.
[2]	Pursuant to FASB Accounting Standards Codification 205-20 ("Presentation of Financial Statements-Discontinued Operations"), the results of operations which meet the criteria for discontinued operations are reported as a separate component of income, and those related amounts that had been previously reported are reclassified.

Reconciliation of Segment Totals to Consolidated Financial Statement Amounts (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Total USD ( $)	Mar. 31, 2011 Total JPY ( ¥)	Mar. 31, 2010 Total JPY ( ¥)	Mar. 31, 2009 Total JPY ( ¥)	Mar. 31, 2011 Corporate Assets USD ( $)	Mar. 31, 2011 Corporate Assets JPY ( ¥)	Mar. 31, 2010 Corporate Assets JPY ( ¥)	Mar. 31, 2009 Corporate Assets JPY ( ¥)	Mar. 31, 2011 Variable Interest Entities USD ( $)	Mar. 31, 2011 Variable Interest Entities JPY ( ¥)	Mar. 31, 2010 Variable Interest Entities JPY ( ¥)	Mar. 31, 2009 Variable Interest Entities JPY ( ¥)	Mar. 31, 2011 Segment, Discontinued Operations USD ( $)	Mar. 31, 2011 Segment, Discontinued Operations JPY ( ¥)	Mar. 31, 2010 Segment, Discontinued Operations JPY ( ¥)	Mar. 31, 2009 Segment, Discontinued Operations JPY ( ¥)	Mar. 31, 2011 Corporate interest expenses, general and administrative expenses USD ( $)	Mar. 31, 2011 Corporate interest expenses, general and administrative expenses JPY ( ¥)	Mar. 31, 2010 Corporate interest expenses, general and administrative expenses JPY ( ¥)	Mar. 31, 2009 Corporate interest expenses, general and administrative expenses JPY ( ¥)	Mar. 31, 2011 Corporate write-downs of securities USD ( $)	Mar. 31, 2011 Corporate write-downs of securities JPY ( ¥)	Mar. 31, 2010 Corporate write-downs of securities JPY ( ¥)	Mar. 31, 2009 Corporate write-downs of securities JPY ( ¥)	Mar. 31, 2011 Corporate net gains (losses) on investment securities USD ( $)	Mar. 31, 2011 Corporate net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2010 Corporate net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2009 Corporate net gains (losses) on investment securities JPY ( ¥)	Mar. 31, 2011 Corporate other gains (losses) USD ( $)	Mar. 31, 2011 Corporate other gains (losses) JPY ( ¥)	Mar. 31, 2010 Corporate other gains (losses) JPY ( ¥)	Mar. 31, 2009 Corporate other gains (losses) JPY ( ¥)	Mar. 31, 2011 Gains (losses) related to assets or liabilities of certain VIEs USD ( $)	Mar. 31, 2011 Gains (losses) related to assets or liabilities of certain VIEs JPY ( ¥)	Mar. 31, 2010 Gains (losses) related to assets or liabilities of certain VIEs JPY ( ¥)	Mar. 31, 2009 Gains (losses) related to assets or liabilities of certain VIEs JPY ( ¥)	Mar. 31, 2011 Net income attributable to the noncontrolling interests and net income attributable to the redeemable noncontrolling interests USD ( $)	Mar. 31, 2011 Net income attributable to the noncontrolling interests and net income attributable to the redeemable noncontrolling interests JPY ( ¥)	Mar. 31, 2010 Net income attributable to the noncontrolling interests and net income attributable to the redeemable noncontrolling interests JPY ( ¥)	Mar. 31, 2009 Net income attributable to the noncontrolling interests and net income attributable to the redeemable noncontrolling interests JPY ( ¥)	Mar. 31, 2011 Cash and Cash Equivalents, Restricted Cash and Time Deposits USD ( $)	Mar. 31, 2011 Cash and Cash Equivalents, Restricted Cash and Time Deposits JPY ( ¥)	Mar. 31, 2010 Cash and Cash Equivalents, Restricted Cash and Time Deposits JPY ( ¥)	Mar. 31, 2009 Cash and Cash Equivalents, Restricted Cash and Time Deposits JPY ( ¥)	Mar. 31, 2011 Allowance for doubtful receivables on direct financing leases and probable loan losses USD ( $)	Mar. 31, 2011 Allowance for doubtful receivables on direct financing leases and probable loan losses JPY ( ¥)	Mar. 31, 2010 Allowance for doubtful receivables on direct financing leases and probable loan losses JPY ( ¥)	Mar. 31, 2009 Allowance for doubtful receivables on direct financing leases and probable loan losses JPY ( ¥)	Mar. 31, 2011 Other Receivables USD ( $)	Mar. 31, 2011 Other Receivables JPY ( ¥)	Mar. 31, 2010 Other Receivables JPY ( ¥)	Mar. 31, 2009 Other Receivables JPY ( ¥)	Mar. 31, 2011 Other corporate assets USD ( $)	Mar. 31, 2011 Other corporate assets JPY ( ¥)	Mar. 31, 2010 Other corporate assets JPY ( ¥)	Mar. 31, 2009 Other corporate assets JPY ( ¥)
Segment revenues:
Revenues	$ 11,667	¥ 970,110	¥ 912,294	¥ 1,032,486	$ 11,280	¥ 937,963	¥ 954,062	¥ 1,084,454	$ 42	¥ 3,440	¥ 5,818	¥ 7,963	$ 622	¥ 51,747	¥ 3,455	¥ 4,825	$ (277)	¥ (23,040)	¥ (51,041)	¥ (64,756)
Segment profits:
Income before Income Taxes and Discontinued Operations	1,106	91,965	54,593	12,035
Segment profits (losses)					1,430	118,920	69,860	31,920									(163)	(13,556)	(14,453)	(17,883)	(143)	(11,852)	(276)	(3,019)	(7)	(615)	(887)	0	2	203	173	649	(58)	(4,876)	(3,004)	(1,505)	(19)	(1,591)	0	0	64	5,332	3,180	1,873
Segment assets:
Assets	$ 103,206	¥ 8,581,582	¥ 7,739,800	¥ 8,369,736	$ 73,876	¥ 6,142,818	¥ 6,284,275	¥ 6,879,043					$ 12,169	¥ 1,011,833	¥ 199,660	¥ 353,628																													$ 10,287	¥ 855,340	¥ 717,121	¥ 588,705	$ (1,854)	¥ (154,150)	¥ (157,523)	¥ (158,544)	$ 2,189	¥ 182,013	¥ 210,521	¥ 228,581	$ 6,539	¥ 543,728	¥ 485,746	¥ 478,323

Geographical Revenues and Income Before Income Taxes (Detail) In Millions	12 Months Ended
	Mar. 31, 2011 USD ( $)	Mar. 31, 2011 JPY ( ¥)	Mar. 31, 2010 JPY ( ¥)	Mar. 31, 2009 JPY ( ¥)	Mar. 31, 2011 Japan USD ( $)	Mar. 31, 2011 Japan JPY ( ¥)	Mar. 31, 2010 Japan JPY ( ¥)	Mar. 31, 2009 Japan JPY ( ¥)	Mar. 31, 2011 Americas USD ( $)		Mar. 31, 2011 Americas JPY ( ¥)		Mar. 31, 2010 Americas JPY ( ¥)		Mar. 31, 2009 Americas JPY ( ¥)		Mar. 31, 2011 Other Countries USD ( $)		Mar. 31, 2011 Other Countries JPY ( ¥)		Mar. 31, 2010 Other Countries JPY ( ¥)		Mar. 31, 2009 Other Countries JPY ( ¥)		Mar. 31, 2011 Difference between Geographic Total and Consolidated Amounts USD ( $)	Mar. 31, 2011 Difference between Geographic Total and Consolidated Amounts JPY ( ¥)	Mar. 31, 2010 Difference between Geographic Total and Consolidated Amounts JPY ( ¥)	Mar. 31, 2009 Difference between Geographic Total and Consolidated Amounts JPY ( ¥)
Segment Reporting Information [Line Items]
Total Revenues	$ 11,667	¥ 970,110	¥ 912,294	¥ 1,032,486	$ 9,277	¥ 771,403	¥ 784,537	¥ 933,951	$ 1,671	[1]	¥ 138,975	[1]	¥ 96,879	[1]	¥ 68,026	[1]	$ 995	[2]	¥ 82,772	[2]	¥ 81,919	[2]	¥ 95,265	[2]	$ (276)	¥ (23,040)	¥ (51,041)	¥ (64,756)
Income before income Taxes	$ 1,106	¥ 91,965	¥ 54,593	¥ 12,035	$ 751	¥ 62,477	¥ 33,180	¥ 8,695	$ 221	[1]	¥ 18,411	[1]	¥ 18,743	[1]	¥ 3,191	[1]	$ 297	[2]	¥ 24,633	[2]	¥ 17,123	[2]	¥ 18,032	[2]	$ (163)	¥ (13,556)	¥ (14,453)	¥ (17,883)

[1]	Mainly United States
[2]	Mainly Asia, Europe, Oceania and Middle East

Valuation and Qualifying Accounts and Reserves (Detail) (JPY ¥) In Millions	12 Months Ended
	Mar. 31, 2011		Mar. 31, 2010		Mar. 31, 2009
Restructuring cost
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	¥ 113		¥ 148		¥ 529
Acquisitions	0		0		0
Addition: Charged to costs and expenses	42		28		250
Deduction	(75)		(88)		(548)
Translation adjustment	(2)		25		(83)
Balance at end of period	78		113		148
Restructuring cost | Closed office lease obligations
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	97		148		500
Acquisitions	0		0		0
Addition: Charged to costs and expenses	42		9		202
Deduction	(59)		(85)		(472)
Translation adjustment	(2)		25		(82)
Balance at end of period	78		97		148
Restructuring cost | Disposal of equipment
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period			0		0
Acquisitions			0		0
Addition: Charged to costs and expenses			3		28
Deduction			(3)		(28)
Translation adjustment			0		0
Balance at end of period			0		0
Restructuring cost | Severance and other benefits to terminated employees
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	16		0		24
Acquisitions	0		0		0
Addition: Charged to costs and expenses	0		16		20
Deduction	(16)		0		(44)
Translation adjustment	0		0		0
Balance at end of period	0		16		0
Restructuring cost | Other costs
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period					5
Acquisitions					0
Addition: Charged to costs and expenses					0
Deduction					(4)
Translation adjustment					(1)
Balance at end of period					0
Valuation Allowance of Deferred Tax Assets
Valuation and Qualifying Accounts Disclosure [Line Items]
Balance at beginning of period	42,846	[1]	44,635	[1]	41,565	[1]
Acquisitions	669	[1]	100	[1]	1,351	[1]
Addition: Charged to costs and expenses	6,220	[1]	3,501	[1]	7,743	[1]
Deduction	(22,778)	[1]	(5,448)	[1]	(5,059)	[1]
Translation adjustment	(163)	[1]	58	[1]	(965)	[1]
Balance at end of period	¥ 26,794	[1]	¥ 42,846	[1]	¥ 44,635	[1]

[1]	The amount of deduction includes reductions of goodwill, expiry of loss carryforwards and sales of subsidiary.